As filed with the Securities Exchange Commission on July 19, 1996


                            Registration No. 333-3885


                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
               --------------------------------------


                          AMENDMENT NO. 2
                                 TO
                              FORM S-3
                       REGISTRATION STATEMENT
                               UNDER
                     THE SECURITIES ACT OF 1933
               --------------------------------------


                   MIDLAND REALTY ACCEPTANCE CORP.
       (Exact name of registrant as specified in its charter)

             Missouri                          43-1745475
   (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification Number)

                   Midland Realty Acceptance Corp.
                  210 West 10th Street, 6th Floor
                    Kansas City, Missouri 64105
                           (816) 435-5000

        (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                          Alan L. Atterbury
                  Midland Realty Acceptance Corp.
                  210 West 10th Street, 6th Floor
                    Kansas City, Missouri 64105
                           (816) 435-5000

         (Name, address, including zip code, and telephone
         number, including area code, of agent for service)
               --------------------------------------

                              Copy to:

         William A. Hirsch, Esq.         Marie L. Martineau, Esq.
         Morrison & Hecker L.L.P.    O'Melveny & Myers LLP
         2600 Grand Avenue               153 East 53rd Street
         Kansas City, Missouri 64108     New York, New York 10022



Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans,
please check the following box.     X
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box.

                   CALCULATION OF REGISTRATION FEE
===========================================================================
   Title of    Amount to be Proposed maximum Proposed maximum   Amount of
securities to   registered  offering price   aggregate offering registration fee
be registered               per security (1)     price(1)
- ---------------------------------------------------------------------------
Mortgage
Pass-Through    $750,000,000       100%       $750,000,000  $258,620.68(2)
Certificates,
issued in
series
===========================================================================

(1)Estimated solely for the purpose of calculating the registration fee.

(2)The registrant has previously paid $344.83 of this fee.




The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                        CROSS REFERENCE SHEET

               Showing Location of Items in Prospectus
                    Required by Items of Form S-3



               Item                          Caption in Prospectus

1.   Forepart of Registration Statement
     and Outside Front Cover Page of
     Prospectus......................   Forepart of Registration Statement and
                                        Outside Front Cover Page**

2.   Inside Front and Outside Back
     Cover Pages of Prospectus.......   Inside Front and Outside Back Cover
                                        Pages**

3.   Summary Information, Risk Factors
     and Ratio of Earnings to Fixed
     Charges.........................   Risk Factors; The Depositor**

4.   Use of Proceeds.................   Use of Proceeds**

5.   Determination of Offering Price.   *

6.   Dilution........................   *

7.   Selling Security Holders........   *

8.   Plan of Distribution............   Plan of Distribution**

9.   Description of Securities to Be
     Registered......................   Outside Front Cover Page; Description
                                        of the Certificates; The Mortgage Pools;
                                        Servicing of the Mortgage Loans;
                                        Enhancement; Certain Legal Aspects of
                                        the Mortgage Loans; Material Federal
                                        Income Tax Consequences; ERISA
                                        Considerations; Legal Investment**

10.  Interest of Named Experts and
     Counsel

11.  Material Changes................   *

12.  Incorporation of Certain Informa-
     tion by Reference...............   Incorporation of Certain Information by
                                        Reference

13.  Disclosure of Commission Position
     on Indemnification for
     Securities Act Liabilities......   *

- -----------------
*    Omitted, since item is not applicable or answer is negative.

**   To be completed or provided from time to time by Prospectus
     Supplement.

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS
OF ANY SUCH STATE.

  PRELIMINARY PROSPECTUS SUPPLEMENT, DATED JULY 19, 1996
                   SUBJECT TO COMPLETION
PROSPECTUS SUPPLEMENT
(To Prospectus dated July 19, 1996)


              $[              ] (Approximate)

        Midland Realty Acceptance Corp. (Depositor)
 Midland Commercial Financing Corp. (Mortgage Loan Seller)
          Midland Loan Services, L.P. (Servicer)
Commercial Mortgage Pass-Through Certificates, Series 1996-C1

     The Commercial Mortgage Pass-Through Certificates, Series [ ] (the "Certificates") will consist of [ ] Classes of Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates, [the Class [EC] Certificates], [the Class [PO] Certificates], [the Class [IO] Certificates], (collectively, the "Regular Certificates"), the Class R Certificates and the Class LR Certificates (together, the "Residual Certificates"). Only the Class A, Class B and Class [ ] Certificates (the "Offered Certificates") are offered hereby.
                                   (continued on next page)

THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MORTGAGE LOAN SELLER, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Prospective Investors should consider the factors discussed under "RISK FACTORS" at page S-24 in this Prospectus Supplement and Page 8 of the Prospectus before purchasing any of the Offered Certificates.
================================================================
                     Initial                      Related Final
                   Certificate    Pass-Through    Distribution
     Class         Balance (1)      Rate (2)        Date (3)
- ----------------------------------------------------------------
Class  A  ......            $                  %
- ----------------------------------------------------------------
Class  B  ......            $                  %
- ----------------------------------------------------------------
Class [    ]....            $                  %
       ----
================================================================
(1)  Approximate, subject to an upward or downward
variance of up to 5%.
(2)  In addition to distributions of principal and
     interest, holders of certain Classes of Certificates will be entitled to receive a portion of the Prepayment Premiums received from the borrowers as
     described        herein.        See        "DESCRIPTION        OF       THE
     CERTIFI-CATES--Distribution--Prepayment Premiums" herein. (3) The Rated Final Distribution Dates for each Class of Offered Certificates is the Distribution Date occurring two years after the latest Assumed Maturity Date of any of the Mortgage Loans. The "Assumed Maturity Date" of (a) any Mortgage Loan that is not a Balloon Loan is the maturity date of such Mortgage Loan and (b) any Balloon Loan is the date on which such Mortgage Loan would be deemed to mature in accordance with its original amortization schedule absent its Balloon Payment.


The Offered Certificates will be purchased by Prudential Securities Incorporated (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be approximately $ , before deducting certain expenses expected to be approximately $_______ payable by the Depositor. The Offered Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to its right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in [book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company ("DTC")]
[definitive fully registered form at the offices of the Underwriter], on or about , 1996 (the "Delivery Date"), against payment therefor in immediately available funds.
            Prudential Securities Incorporated

                       _______, 1996

(continued from previous page)

     The Certificates will represent beneficial ownership interests in a trust fund (the "Trust Fund") to be created by Midland Realty Acceptance Corp. (the "Depositor"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of [ ] fixed-rate mortgage loans, with original terms to maturity of not more than [ ] years (the "Mortgage Loans"), secured by first liens on commercial and multifamily residential properties (each, a "Mortgaged Property").

     The Mortgaged Properties consist of [multifamily residential housing,] [nursing homes,] [congregate care facilities,] [retail properties,] [office buildings,] [self-storage facilities,] [light industrial/industrial properties,] [hotels,] [mobile home parks] and [mixed use properties.] The Mortgage Loans will be sold to the Depositor by the Mortgage Loan Seller on or prior to the date of initial issuance of the Certificates. The characteristics of the Mortgage Loans and the related Mortgaged Properties are described under "DESCRIPTION OF THE MORTGAGE POOL" herein.

     The Class A, Class B and Class C Certificates (the "P&I Certificates") will be entitled to distributions of interest on their respective Certificate Balances at the applicable Pass-Through Rate for each such Class. [The Class
[EC]  Certificates  will be  entitled  to  distributions  of Class  [EC]  Excess
Interest, on each Distribution Date occurring on or prior to [ ] (the "EC Maturity Date"). "Class [EC] Excess Interest" is an amount equal to the Class [EC] Pass-Through Rate multiplied by the Class [EC] Notional Balance. The Class [EC] Certificates will not be entitled to any distributions (other than any unpaid Class Interest Shortfalls) after the EC Maturity Date.] [With respect to each Distribution Date, the Class [IO] Certificates will be entitled to distributions of interest at the Class [IO] Pass-Through Rate on the Class [IO] Notional Balance.] [The Class [PO] Certificates are principal only and will not be entitled to distributions of interest.] See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein.

     Distributions of principal and interest, as applicable, on the Regular Certificates will be made, to the extent of Available Funds, on the 25th day of each month or, if any such day is not a Business Day, on the next succeeding Business Day, beginning in [ ], 1996 (each, a "Distribution Date"). Distributions allocable to interest on the Certificates will be made as described herein under "DESCRIPTION OF THE CERTIFICATES--Distributions" herein. The rights of the holders of the Class B and Class C Certificates (the "Subordinate Certificates") to receive distributions of principal and interest will be subordinate to such rights of the holders of the Class A Certificates (the "Senior Certificates"); the rights of the holders of the Class C Certificates to receive such distributions will be subordinate to such rights of the holders of the Class B Certificates. In addition, each Class of Certificates will have the benefit of subordination of the Class LR and Class R Certificates to the extent of any distributions to which the Class LR and Class R Certificates would otherwise be entitled. [Describe subordination provisions of Class [EC] Certificates, Class [IO] Certificates and Class [PO] Certificates, if applicable.] See "DESCRIPTION OF THE CERTIFICATES--Subordination" herein.

     The Residual Certificates are not entitled to distributions of interest or principal.

     The yield to maturity on each Class of the Regular Certificates will be sensitive, [and, in the case of the Class [EC], Class [IO] and Class [PO] Certificates, will be very sensitive,] to the amount and timing of debt service payments (including both voluntary and involuntary prepayments, defaults and liquidations) on the Mortgage Loans, and payments with respect to repurchases thereof that are applied in reduction of the Certificate Balance of such Class [(or, in the case of the Class [EC] Certificates or the Class [IO] Certificates, which reduce the Class [EC] Notional Balance or the Class [IO] Notional Balance, respectively)]. No representation is made as to the rate of prepayments on or liquidations of the Mortgage Loans or as to the anticipated yield to maturity of any Class of Regular Certificates. [Each of the Mortgage Loans generally provides that for a specified amount of time during which a prepayment is permitted, it must be accompanied by payment of a Prepayment Premium. Prepayment Premiums are distributable to the Regular Certificates as described herein under "DESCRIPTION OF THE CERTIFICATES--Distributions--Prepayment Premiums" herein.]

     The yield to investors on each Class of the Regular Certificates will also be very sensitive to the timing and magnitude of losses on the Mortgage Loans due to liquidations to the extent that the Certificate Balances of the Class or Classes of Certificates that are subordinate to such Class have been reduced to zero. A loss on any one of the Mortgage Loans included in the Mortgage Pool could result in a significant loss, and in some cases a complete loss, of an investor's investment in any Class of the Regular Certificates. No representation is made as to the rate of liquidations of or losses on the Mortgage Loans.

     The Certificates are being issued pursuant to a Pooling and Servicing Agreement dated as of [ ], 1996 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, L.P., as servicer (the "Master Servicer"), [ ], as special servicer (the "Special Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). The obligations of the Master Servicer with respect to the Certificates will be limited to its contractual servicing obligations and the obligation under certain circumstances to make Advances with respect to the Mortgage Loans. See "THE POOLING AND SERVICING AGREEMENT" herein.

     It is a condition to the issuance of the Certificates that the Class A Certificates, the Class B Certificates and the Class [ ] Certificates be rated [ ] by each of [________________________________] (the "Rating Agencies"). The
Class [ ], Class R and Class LR
Certificates are unrated.

     Elections will be made to treat designated portions of the Trust Fund (such portions of the Trust Fund, the "Trust REMICs"), and the Trust REMICs will qualify, as two separate "real estate mortgage investment conduits" (each a "REMIC" or, alternatively, the "Upper-Tier REMIC" and the "Lower-Tier REMIC") for federal income tax purposes. As described more fully herein, the Class A, Class B, Class C, [Class [EC]], [Class [IO]] and [Class [PO]] Certificates will constitute "regular interests" in the Upper-Tier REMIC, and the Class R Certificates and Class LR Certificates will constitute the sole Class of "residual interests" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively. Prospective investors in the Class R Certificates and Class LR Certificates are cautioned that their respective REMIC taxable income and the liability thereon will exceed, and may substantially exceed, cash distributions to such holders during certain periods, in which event such holders must have sufficient alternative sources of funds to pay such tax liability. It is likely that the Class R Certificates and Class LR Certificates will be considered "noneconomic residual interests," certain transfers of which may be disregarded for federal income tax purposes. The Class R Certificates and Class LR
Certificates may not be purchased by or transferred to, among others, (i) a "Disqualified Organization," (ii) except under certain limited circumstances, a person who is not a "U.S. Person," (iii) a Plan or (iv) any person or entity who the transferor knows or has reason to know will be unwilling or unable to pay when due any federal, state or local taxes with respect thereto. Holders of the Class R Certificates and Class LR Certificates will be required to include the taxable income or loss of the Upper-Tier REMIC and Lower-Tier REMIC, respectively, in determining their federal taxable income. It is anticipated that all or a substantial portion of the taxable income of the Upper-Tier REMIC and Lower-Tier REMIC includible by the Class R Certificateholders and Class LR Certificateholders, respectively, will be treated as "excess inclusion" income subject to special limitations for federal income purposes. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES," "DESCRIPTION OF THE CERTIFICATES--Delivery, Form and Denomination" and "ERISA CONSIDERATIONS" herein and "MATERIAL FEDERAL INCOME TAX CONSEQUENCES," "DESCRIPTION OF THE CERTIFICATES" and "ERISA CONSIDERATIONS" in the Prospectus.

     There is currently no secondary market for the Certificates. The Underwriter has advised that it currently intends to make a secondary market in the Certificates, but it is under no obligation to do so. There can be no assurance that such a market will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity of investment. See "RISK FACTORS--Limited Liquidity" herein.

     This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional Information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

     Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a Prospectus Supplement and Prospectus with respect to their unsold allotments and subscriptions.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY [OVER-ALLOT OR] EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                   AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the Offered Certificates. This Prospectus Supplement and the accompanying Prospectus, which form a part of the Registration Statement, omit certain information contained in such Registration Statement pursuant to the rules and regulations of the Commission. The Registration Statement can be inspected and copied at the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W, Washington D.C.
20549.

                     EXECUTIVE SUMMARY

     Prospective investors are advised to carefully read, and should rely solely on, the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus relating to the securities referred to herein in making their investment decision. The following Executive Summary does not include all relevant information relating to the Offered Certificates or Mortgage Loans, particularly with respect to the risks and special considerations involved with an investment in the Offered Certificates and is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus. Prior to making any investment decision, a prospective investor should fully review this Prospectus Supplement and the Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in this Prospectus Supplement and the Prospectus.

- --------------------------------------------------------------------
Approximate                                                Approximate
Percent                                                     Credit
   of
  Total                                                    Support
         -------------------------------------------------
___%      Class([Rating])                                  _____%
         -------------------------------------------------
___%      Class([Rating])                                  _____%
         -------------------------------------------------
___%      Class([Rating])                                  _____%
         -------------------------------------------------

                     ----------
                               Not offered hereby: Classes C and
                               [__].
                               Ratings:
                               ----------------------------.
                     ----------



[Insert Class [EC], Class [PO] and Class [IO] Certificates where appropriate]

- --------------------------------------------------------------------

======================================================================
                  Initial
                  Aggregate
                  Certificate                                 Cash
                  Principal                          Weighted Flow
                  or       % of              CertificAverage  or
Class    Rating   Notional Total    DescriptiInterestLife     Principal
                  Amount                     Rate    (years)  Window
                                                     (1)      (years)
                                                              (1)
- ----------------------------------------------------------------------
Senior Certificates
- ----------------------------------------------------------------------
                                    [Fixed]
                                    [Variable]
A                 $_____________%   Rate      ____%  _____    ____-____
- ----------------------------------------------------------------------
Subordinate Certificates
- ----------------------------------------------------------------------
                                    [Fixed]
                                    [Variable]
B                 $_____________%   Rate      ____%  _____    ____-____
- ----------------------------------------------------------------------
                                    [Fixed]
                                    [Variable]
C                 $_____________%   Rate      ____%  _____    ____-____
======================================================================

(1)  Based on Scenario 1, which assumes a 0% CPR.  See
"YIELD CONSIDERATIONS--Weighted Average Life of the Regular
Certificates".

[Insert Class [EC], Class [PO] and Class [IO] Certificates where appropriate]

Securities:

   Distribution Dates  Distributions on the Certificates
                       will be made monthly on the 25th
                       day of the month, or, if such day
                       is not a Business Day, the next
                       succeeding Business Day commencing
                       on _______ 25, 1996.  "See
                       DESCRIPTION OF THE CERTIFICATES--
                       Distributions" herein.

   Scheduled Final
     Distribution Date
                           [--------------------------------------------------].

  Rated Final       Distribution Date     As to each Class of
                           Certificates [(other than the
                           Class [EC] Certificates)],
                           [_________________], which is
                           the Distribution Date
                           occurring two years after the
                           latest Assumed Maturity Date
                           of any of the Mortgage Loans.
                           The "Assumed Maturity Date" of
                           (i) any Mortgage Loan that is
                           not a Balloon Loan is the
                           maturity date of such Mortgage
                           Loan and (ii) any Balloon Loan
                           is the date on which such
                           Mortgage Loan would be deemed
                           to mature in accordance with
                           its original amortization
                           schedule absent its Balloon
                           Payment.

   Termination ..... [___]% optional termination.  See
                     "The POOLING AND SERVICING
                     AGREEMENT--Optional Termination"
                     herein.

   Master Servicer.. Midland Loan Services, L.P.  See
                     "THE MASTER SERVICER" herein.

   Special Servicer. _______________.  See "THE SPECIAL
                     SERVICER" herein.

   Trustee.......... LaSalle National Bank.  See "POOLING
                     AND SERVICING AGREEMENT--The Trustee"
                     herein.

   Fiscal Agent..... ABN AMRO Bank N.V.  See "POOLING AND
                     SERVICING AGREEMENT--The Fiscal Agent" herein.

   Legal             Status.....  Class A, Class B and Class  [__]  Certificates
                     are publicly registered securities; no other Class is offered hereby. See also "DESCRIPTION OF THE CERTIFICATES--General" herein.

   Federal Tax Status Elections will be made to treat designated portions of the Trust Fund as two separate "real estate mortgage investment conduits" ("REMIC").

   ERISA............ The Class A Certificates should
                     qualify for an exemption from the
                     prohibited transaction provisions of
                     ERISA.  The Class B and Class C
                     Certificates may be acquired by
                     employee benefit plans subject to
                     ERISA only if an exemption from the
                     prohibited transaction provisions of
                     ERISA is applicable.  [Describe
                     ERISA status of Class [EC], Class
                     [IO] and Class [PO] Certificates, if
                     applicable.]  See "ERISA
                     CONSIDERATIONS" herein.

   SMMEA............ None of the Offered Certificates are
                     mortgage-related securities pursuant
                     to the Secondary Mortgage Market
                     Enhancement Act of 1984.

   Denominations.... [The Class [__] and Class [__]  Certificates will be issued in minimum denominations of Certificate Balance [or Notional Balance, as applicable,] of [$100,000] and multiples of [$1,000] in excess thereof. [The Class [__] and Class [__] Certificates will be issued in minimum denominations of Certificate Balance [or Notional Balance, as applicable,] of [$100,000] and multiples of $1 in excess thereof.

   DTC Eligibility.. Class ___ and Class ___ Certificates
                     are being delivered through the
                     facilities of The Depository Trust
                     Company ("DTC").

   Closing Date..... On or about __________ ___, 1996.

Certificate Terminology:

   Senior Certificates     Class A.  [Insert Class [EC],
                           Class [IO] and Class [PO], if
                           applicable.]

   Subordinate Certificates     Classes B and C.  [Insert
                                Class [EC], Class [IO] and
                                Class [PO], if applicable.]

   Offered Certificates    Class A, Class B and Class
                           [__] Certificates.

   Non-Offered Certificates     The Class C and [___]
                                Certificates.

Structural Summary:

   Interest Payments Interest collected on Mortgage Loans will be distributed (subject to reduction by allocations of excess Prepayment Interest Shortfalls and certain losses of interest, as further described herein) to the holders of the Class A, Class B and Class C Certificates, in that order. [Insert Class [EC], Class [IO] and Class [PO], if
                     appropriate.]       See       "DESCRIPTION      OF      THE
                     CERTIFICATES--Distributions" herein.

   Principal Payments  The Pooled Principal Distribution
                       Amount will be distributed to the
                       holders of the Class A, Class B and
                       Class C Certificates, in that
                       order, and in each case, until the
                       aggregate Certificate Principal
                       Balance of the applicable Class of
                       Certificates has been reduced to
                       zero.  [Insert Class [EC], Class
                       [IO] and Class [PO], if
                       appropriate.]  See "DESCRIPTION OF
                       THE CERTIFICATES--Distributions""
                       herein.

Credit Enhancement.. The Class A Certificates are credit
                     enhanced by the Classes of
                     Subordinate Certificates, which
                     consist of the Class B and Class C
                     Certificates.  [Insert Class [EC],
                     Class [IO] and Class [PO], if
                     appropriate.]

     ............... Realized Losses of principal and
                     interest from any Mortgage Loan and
                     certain other losses experienced by
                     the Trust Fund will generally be
                     allocated separately to the Classes
                     of Regular Certificates (other than
                     the Class [___] and Class [___]
                     Certificates) in reverse
                     alphabetical order starting with the
                     Class C Certificates.  [Insert Class
                     [EC], Class [IO] and Class [PO], if
                     appropriate.]

Advances............ Subject to the limitations described
                     herein, the Master Servicer is
                     required to make advances (each such
                     amount, a "P&I Advance") in respect
                     of delinquent Monthly Payments on
                     the Mortgage Loans.  The Master
                     Servicer will not be required to
                     advance the full amount of any
                     Balloon Payment not made by the
                     related borrower on its due date,
                     but will advance an amount equal to
                     the monthly payment (or portion
                     thereof not received) deemed to be
                     due on the Mortgage Loan after such
                     default, calculated based on the
                     original amortization schedule of
                     such Mortgage Loan with interest as
                     described herein.  If the Master
                     Servicer fails to make an Advance
                     required to be made, the Trustee
                     shall then be required to make such
                     Advance.  If both the Master
                     Servicer and the Trustee fail to
                     make such Advance, the Fiscal Agent
                     shall be required to make such
                     Advance.  See "THE POOLING AND
                     SERVICING AGREEMENT-- Advances"
                     herein.

Investor Reporting.. [Describe reports to be delivered to
                     Certificateholders].

     ............... See "THE POOLING AND SERVICING
                     AGREEMENT--Reports to
                     Certificateholders" herein.

Collateral Overview;
  Loan               Details......  See Annex A and Annex B hereto  for  certain characteristics of Mortgage Loans on a loan-by-loan basis. All numerical information provided herein with respect to the Mortgage Loans is provided on an approximate basis. All weighted average information regarding the Mortgage Loans reflects weighting of the Mortgage Loans by their Cut-off Date Principal Balances. The "Cut-off Date Principal Balance" of each Mortgage Loan is equal to the unpaid principal balance thereof as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received. See also "DESCRIPTION OF THE MORTGAGE POOL" for additional statistical information regarding the Mortgage Loans.



Characteristics

Cut-off Date Principal Balance                      $__________
Number of Mortgage Loans....                   ____
Weighted Average Mortgage Interest Rate                    ___%
Weighted Average Maturity...             ___ months
Weighted Average Seasoning (1)                       ___ months

Weighted Average DSCR (2)...                   ___x
Average Loan Balance........            $__________
Balloon Mortgage Loans (3)..                   ___%



(1)  Calculated from the first payment date to the Cut-Off
     Date.

(2) Debt Service Coverage Ratio ("DSCR") is calculated based on the ratio of Underwritten Cash Flow to the Annual Debt Service. For more information on the Debt Service Coverage Ratios, see "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" herein.

(3)  By Cut-off Date Principal Balance.


              Cut-off Date Principal Balances

Cut-off Date Principal Balance

    2,000,001- 3,000,000............  ___%
    3,000,001- 4,000,000............  ___%
    4,000,001- 5,000,000............  ___%
    5,000,001- 6,000,000............  ___%
    6,000,001- 7,000,000............  ___%
    7,000,001- 7,000,000............  ___%
    7,000,001- 8,000,000............  ___%
    8,000,001- 9,000,000............  ___%
    9,000,001-10,000,000............  ___%
   10,000,001-or greater............  ___%

               Geographical Distribution (1)

State

                ....................         ____%
                ....................         ____%
                ....................         ____%
                ....................         ____%
                ....................         ____%
                ....................         ____%
                ....................         ____%



(1).................................By Cut-off Date
                                    Principal Balance.

            Debt Service Coverage Ratios (1)(2)

Range of Debt Service Coverage Ratios

0.75x-1.00x.........................          ___%
1.01-1.10x..........................          ___%
1.11-1.20x..........................          ___%
1.21-1.30x..........................          ___%
1.31-1.40x..........................          ___%
1.41-1.50x..........................          ___%
1.51-1.60x..........................          ___%
1.61-1.70x..........................          ___%
1.71-1.80x..........................          ___%
1.81-1.90x..........................          ___%
1.91-2.00x..........................          ___%
2.01-2.25x..........................          ___%
2.26-2.50x..........................          ___%
2.51x or greater....................          ___%



(1).................................By Cut-off Date
                                    Principal Balance.

(2).................................Calculated based on
                                    the ratio of
                                    Underwritten Cash
                                    Flow to Annual Debt
                                    Service.  See
                                    "DESCRIPTION OF THE
                                    MORTGAGE POOL--Certain
                                    Characteristics of
                                    the Mortgage Loans"
                                    herein for more
                                    information relating
                                    to the calculation of
                                    debt service coverage
                                    ratios.


                    Property Types (1)

Property Types

[Retail]............................          ___%
[Office Building]...................          ___%
[Multifamily].......................          ___%
[Nursing Home]......................          ___%
[Congregate Care]...................          ___%
[Retail/Office].....................          ___%
[Self-Storage]......................          ___%
[Light Industrial/Industrial].......          ___%
[Hotel].............................          ___%
[Mobile Home].......................          ___%
[Retail/Multifamily]................          ___%
[Office/Multifamily/Retail].........          ___%
[Office/Warehouse]..................          ___%

(1)By Cut-off Date Principal Balance.

                     Seasoning (1)(2)

Age in Months

  0- 24.............................          ___%
 25- 60.............................          ___%
 61-120.............................          ___%
121-300.............................          ___%



(1).................................By Cut-off Date
                                    Principal Balance.

(2).................................Calculated from the
                                    first payment to the
                                    Cut-off Date.



Balloon Mortgage Loans--Months to Final Scheduled Maturity (1)

Remaining Term in Months

  0-  6.............................          ___%
  7- 12.............................          ___%
 13- 24.............................          ___%
 25- 48.............................          ___%
 49- 60.............................          ___%
 61- 84.............................          ___%
 85-120.............................          ___%
121-180.............................          ___%
181-240.............................          ___%



(1).................................By Cut-off Date
                                    Principal Balance.


     Delinquency Status as of _____________, 199__ (1)

Status

[No Delinquencies]..................          ___%



(1).................................By Cut-off Date
                                    Principal Balance.

                  Year of Origination (1)

Year

1974 or earlier.....................          ___%
1975-1985...........................          ___%
1986-1987...........................          ___%
1988................................          ___%
1989................................          ___%
1990................................          ___%
1991................................          ___%
1992................................          ___%
1993................................          ___%
1994................................          ___%
1995................................          ___%
1996................................          ___%



(1).................................By Cut-off Date
                                    Principal Balance.


   Modified Mortgage Loans Since ___________, 199__ (1)

Modified Mortgage Loans.............          ___%



(1)  By Cut-off Date Principal Balance.

                     SUMMARY OF TERMS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus. See "INDEX OF SIGNIFICANT DEFINITIONS" herein and in the Prospectus.

Title of Certificates.  Midland Realty Acceptance Corp.
                        Commercial Mortgage Pass- Through
                        Certificates, Series 1996-1 (the
                        "Certificates").

The Certificates......  $[         ] initial aggregate
                        principal balance ("Certificate
                        Balance") of Class A Certificates;

     .................  $[           ] initial
                        Certificate Balance of Class B
                        Certificates;

     .................  $[           ] initial
                        Certificate Balance of Class C
                        Certificates;

     .................  [Class [EC] Certificates];

     .................  [Class [IO] Certificates];

     .................  [Class [PO] Certificates];

     .................  Class R Certificates; and

     .................  Class LR Certificates.

     .................  The aggregate initial Certificate
                        Balance of all Classes of
                        Certificates is subject to a
                        permitted variance of plus or
                        minus 5% as described herein.
                        The Certificates will be issued
                        pursuant to a Pooling and
                        Servicing Agreement to be dated
                        as of [                ], 1996
                               ----------------
                        (the "Pooling and Servicing
                        Agreement") among the Depositor,
                        the Master Servicer, the Special
                        Servicer, the Trustee and the
                        Fiscal Agent.  Only the Class A,
                        Class B and Class [   ]
                                           ---
                        Certificates are offered hereby.

     .................  The Class C, Class [  ], Class R
                        and Class LR Certificates
                        (collectively, the "Private
                        Certificates") have not been
                        registered under the 1933 Act and
                        are not offered hereby.
                        Accordingly, to the extent this
                        Prospectus Supplement contains
                        information regarding the terms
                        of the Private Certificates, such
                        information is provided solely
                        because of its relevance to a
                        prospective purchaser of an
                        Offered Certificate.

Depositor.............  Midland Realty Acceptance Corp.,
                        a Missouri corporation and a
                        wholly owned subsidiary of
                        Midland Loan Services, L.P. (the
                        "Master Servicer").  See "THE
                        DEPOSITOR" in the Prospectus.

Master Servicer.......  Midland Loan Services, L.P., a
                        Missouri limited partnership.
                        See "THE MASTER SERVICER" herein.

Special Servicer......  [__________________], a
                        [____________________].  See "THE
                        SPECIAL SERVICER" herein.

Trustee...............  LaSalle National Bank, a
                        nationally chartered bank.  See
                        "THE POOLING AND SERVICING
                        AGREEMENT--The Trustee" herein.

Fiscal Agent..........  ABN AMRO Bank N.V., a Netherlands
                        banking corporation, and the
                        corporate parent of the Trustee.
                        See "THE POOLING AND SERVICING
                        AGREEMENT--The Fiscal Agent"
                        herein.

Cut-off Date..........  [                             ],
                        1996 [(except with respect to [
                        ] loans for which the Cut-off
                        Date is [                     ]),
                        1996].

Closing Date..........  On or about [
                        ], 1996.

Distribution Date.....  The 25th day of each month, or if
                        such 25th day is not a Business
                        Day, the Business Day immediately
                        following such day, commencing on
                        [___________________], 1996.  As
                        used herein, a "Business Day" is
                        any day other than a Saturday,
                        Sunday or a day in which banking
                        institutions in the States of New
                        York, Missouri or Illinois are
                        authorized or obligated by law,
                        executive order or governmental
                        decree to close.

Record Date...........  With respect to each Distribution
                        Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

Interest Accrual Period    With respect to any Distribution Date, the
                           calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period is calculated based on a 360-day year consisting of twelve 30-day months.

Collection Period.....  With respect to each Distribution
                        Date and any Mortgage Loan, the period beginning on the day following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in [________], 1996 on the day after the Cut-off Date) and ending on the Determination Date in the month in which such Distribution
                        Date occurs.

Determination Date....  The 15th day of any month, or if
                        such 15th day is not a Business
                        Day, the Business Day immediately
                        preceding such 15th day,
                        commencing on [               ],
                        1996.

Due Date..............  With respect to any Collection
                        Period and Mortgage Loan, the
                        date on which scheduled payments
                        are due on such Mortgage Loan
                        (without regard to grace
                        periods), which date, for [__] of
                        the Mortgage Loans, is the first
                        day of the month, [and which
                        date, for [___] of the Mortgage
                        Loans, is the [___] day of the
                        month].

Denominations.........  The Class [___] and Class [___]
                        Certificates will be issued in
                        minimum denominations of
                        Certificate Balance [or Notional
                        Balance, as applicable,] of
                        $100,000 and multiples of $1,000
                        in excess thereof and will be
                        registered in the name of a
                        nominee of The Depository Trust
                        Company ("DTC" and, together with
                        any successor depository selected
                        by the Depositor, the
                        "Depository") and beneficial
                        interests therein will be held by
                        investors through the book-entry
                        facilities of the Depository.
                        The Depositor has been informed
                        by DTC that its nominee will be
                        Cede & Co. Beneficial owners will
                        hold and transfer their
                        respective ownership interests in
                        and to such Book-Entry Certificates through the book-entry facilities of DTC and will not be entitled to definitive, fully registered
                        Certificates except in the
                        limited circumstances set forth
                        herein.  [The Class [___] and
                        Class [___] Certificates will be
                        issued in minimum denominations
                        of Certificate Balance [or
                        Notional Balance, as applicable,]
                        of $100,000 and multiples $1 in
                        excess thereof and will be
                        issuable in definitive physical
                        registered form.  The Residual
                        Certificates will each be
                        issuable in registered definitive
                        physical form, in minimum
                        denominations of 5% Percentage
                        Interest and integral multiples
                        of a 1% Percentage Interest in
                        excess thereof.  See "DESCRIPTION
                        OF THE CERTIFICATES--Delivery, Form
                        and Denomination" herein.

Distributions.........  The per annum rate at which interest accrues (the "Pass-
                        Through Rate") on the Class [___] and [___] Certificates during any Interest Accrual Period will be equal to [___]% and [___]%, respectively.[With respect to each Interest Accrual Period up to and including [_____________________] (the "EC
                        Maturity Date"), the Class [EC] Certificates will be entitled to an amount equal to [_____________________]. The Class [EC] Certificates are not entitled to distributions (other than any Class Interest Shortfalls) following the EC Maturity Date.] [The Pass-Through Rate on the Class [
                                            ] Certificates during any
                        Interest Accrual Period will be equal to the greater of
                        (i) the [Weighted Average Net Mortgage
                        Rate] and (ii) [___]%. [The Pass-Through Rate on the Class [IO] Certificates during any Interest Accrual Period will be equal to the [Weighted Average
                        Net Mortgage Rate].] [The Class [PO] Certificates are principal-only certificates and are not entitled to distributions in respect of interest.]

     .................  On each Distribution Date, each
                        Class of Certificates [(other
                        than the Class [EC] Certificates)]
                        will be entitled to receive
                        interest distributions in an
                        amount equal to the Class
                        Interest Distribution Amount for
                        such Class and Distribution Date,
                        together with any Class Interest
                        Shortfalls remaining from prior
                        Distribution Dates, in each case
                        to the extent of Available Funds,
                        if any, remaining after (i)
                        payment of the Interest Distribution Amount and Class Interest Shortfall for each other outstanding Class of Certificates, if any, bearing an earlier sequential designation of such Class, (ii) Payment of the Pooled Principal Distribution Amount for such Distribution Date to each outstanding Class of Certificates having an earlier sequential designation and (iii) payment of the unreimbursed amount of Realized Losses, if any, up to an amount equal to the aggregate of such unreimbursed amount previously allocated to each other outstanding Class of Certificates having an earlier sequential designation. References herein to the earlier (or later) sequential designation of such Classes of Certificates means such Classes in alphabetical order (or such Classes in reverse alphabetical order); [provided, however, that the Class [___] and Class [___] Certificates will be treated pari passu.]

     .................  The "Class Interest Distribution Amount" with respect to any Distribution Date and any Class of Regular Certificates [other than the Class [EC], Class [IO] and Class [PO] Certificates] is equal to interest accrued during the related Interest Accrual
                        Period at the applicable Pass-Through Rate for such Class and such Interest Accrual Period on the Certificate Balance of such Class; provided that reductions of the Certificate Balance of such Class as a result of distributions in respect of principal or the allocation of losses on the Distribution Date occurring in such Interest
                        Accrual Period will be deemed to have been made as of the first day of such Interest Accrual
                        Period. [With respect to any Distribution Date and the Class [EC] Certificates, the "Class
                        Interest Distribution Amount" will equal (i) for any Distribution Date occurring on or prior to the EC Maturity Date, the Class [EC] Excess Interest and (ii) thereafter, zero; provided that reductions of the Notional Balance of such Class as a result of distributions in respect of principal or the Distribution Date occurring in such Interest Accrual Period will be deemed to have been made as of the first day of such Interest Accrual Period.]
                        [With respect to any Distribution Date and the Class [IO] Certificates, the "Class Interest Distribution Amount" will equal an amount equal to the product of the Class [IO] Pass-Through
                        Rate and the Class [IO] Notional Balance;
                        provided that reductions of the Notional Balance of such Class as a result of distributions in respect of principal or the allocation of losses on the Distribution Date occurring in such Interest Accrual Period will be deemed to have been made as of the first

     .................  day of such Interest Accrual  Period.]  The Class
                        Interest Distribution Amount of each Class will be reduced by its allocable sum of the amount of any Prepayment Interest Shortfalls not offset by the Servicing Fee and Special Servicing Fee with respect to such Distribution
                        Date, all as provided herein. [The Class [PO] Certificates are principal-only certificates and have no Class Interest Distribution Amount.]

     .................  The Pooled Principal Distribution Amount for each
                        Distribution Date will be distributed, first, to the Class A Certificates, until the Certificate Balance thereof has been reduced to zero and thereafter, sequentially to each other Class of Regular Certificates [(other than the Class [EC] and Class [IO] Certificates, neither of which has a Certificate Balance and neither of which is entitled to distributions in respect of principal)] until its Certificate
                        Balance is reduced to zero, in each case, to the extent of Available Funds remaining after required distributions of interest to such Class [(or, with respect to the Class [IO] Certificates, to the Class [PO] Certificates)] and interest and principal payable to any other outstanding Class that has an equal or higher priority that is entitled to distributions on such Distribution Date.

     .................  [In addition, on each Distribution Date following the
                        EC Maturity Date, an amount equal to the excess of Available Funds over the amounts paid to all Classes of Certificates in respect of interest, principal and [(other than with respect to the Class [PO] Certificates)] unreimbursed Realized Losses (together with interest thereon) on such Distribution Date will be distributed in reduction of the Certificate Balances of the Class
                        C Certificates, then the Class B
                        Certificates, then the Class A Certificates [and finally the Class [PO] Certificates,] in each case until the Certificate Balance of each thereof has been reduced to zero.

     .................  The "Pooled Principal
                        Distribution Amount" for any
                        Distribution Date is equal to the
                        sum (without duplication), for
                        all Mortgage Loans, of (i) the
                        principal component of all
                        scheduled Monthly Payments (other
                        than Balloon Payments) that
                        become due (regardless of whether
                        received) on the Mortgage Loans
                        during the related Collection
                        Period; (ii) the principal
                        component of all Assumed
                        Scheduled Payments as applicable,
                        deemed to become due (regardless
                        of whether received) during the
                        related Collection Period with
                        respect to any Mortgage Loan that
                        is delinquent in respect of its
                        Balloon Payment; (iii) the
                        Scheduled Principal Balance of
                        each Mortgage Loan that was
                        repurchased from the Trust Fund
                        in connection with the breach of
                        a representation or warranty or
                        purchased from the Trust Fund
                        pursuant to the Pooling and
                        Servicing Agreement, in either
                        case, during the related
                        Collection Period; (iv) the
                        portion of Unscheduled

     .................  Payments allocable to principal  of any Mortgage Loan that was liquidated during the related
                        Collection Period; (v) the principal component of all Balloon Payments received during the related Collection Period; (vi) all other Principal
                        Prepayments received in the related Collection Period; and (vii) any other full or partial recoveries in respect of principal, including Insurance Proceeds, Condemnation Proceeds,
                        Liquidation Proceeds and Net REO Proceeds.

     .................  See "DESCRIPTION OF THE CERTIFICATES--Distributions"
                        herein.

Advances..............  Subject to the limitations described herein, the Master
                        Servicer is required to make advances (each such amount, a "P&I Advance") in respect of delinquent Monthly Payments on the Mortgage Loans. The Master
                        Servicer will not be required to advance the full amount of any Balloon Payment not made by the related borrower on its due date, but will advance an amount equal to the monthly payment (or portion thereof not received) deemed to be due on the Mortgage Loan after such default, calculated based on the original amortization schedule of such
                        Mortgage Loan with interest as
                        described herein.  With respect
                        to any Distribution Date and any
                        Seriously Delinquent Loan, P&I
                        Advances will only be made if and
                        to the extent that Available
                        Funds for such Distribution Date
                        (exclusive of any P&I Advance
                        with respect to any Seriously
                        Delinquent Loans) are not
                        sufficient to make full
                        distributions in accordance with
                        the Available Funds Allocation to
                        each Class of Certificates whose
                        Certificate Balance would not be
                        reduced by Anticipated Losses
                        with respect to all Seriously
                        Delinquent Loans.  Therefore,
                        neither (i) the most subordinate
                        Class (or Classes) of
                        Certificates outstanding at any
                        time nor (ii) any other Class of
                        Certificates whose Certificate
                        Balance would be reduced if
                        Realized Losses occurred in the
                        amount of anticipated losses with
                        respect to all Seriously
                        Delinquent Loans will receive
                        distributions on any Distribution
                        Date on which one or more
                        Mortgage Loans is a Seriously
                        Delinquent Loan unless Available
                        Funds for such Distribution Date
                        (exclusive of any P&I Advances
                        with respect to any Seriously
                        Delinquent Loans) exceed the
                        amount necessary to make full
                        distributions in accordance with
                        the Available Funds Allocation to
                        each Class of Certificates that
                        is senior to such Class.  See
                        "THE POOLING AND SERVICING AGREE-
                        MENT--Advances" herein.  If the
                        Master Servicer fails to make a
                        required P&I Advance, the
                        Trustee, acting in accordance
                        with the servicing standard, will
                        be required to make such P&I
                        Advance, and if the Trustee fails
                        to make a required P&I Advance,
                        the Fiscal Agent will be required
                        to make such P&I Advance.  See
                        "THE POOLING AND SERVICING
                        AGREEMENT--the Fiscal Agent"
                        herein.

Subordination ........  As a means of providing a certain amount of protection to the holders of the Class A Certificates against losses associated with delinquent and defaulted Mortgage Loans, the rights of the holders of the Class B and Class C Certificates to receive distributions of interest and principal, as applicable, will be subordinated to such rights of the holders of the Class A Certificates. Each other Class of Regular Certificates will likewise be protected by the subordination offered by the other Classes of Certificates that bear a later alphabetical designation. [describe subordination provisions of Class [EC] Certificates, Class [IO] Certificates and Class [PO] Certificates, if applicable.] This subordination will be effected in two ways: (i) by the preferential right of the holders of a Class of Certificates to receive, on any Distribution Date, the amounts of both interest and principal, as applicable, distributable in respect of such Certificates on such Distribution Date prior to any distribution being made on such Distribution Date in respect of any Classes of Certificates subordinate thereto and (ii) by the allocation of Realized Losses to the Certificates in reverse order of their alphabetical designations; [provided that Realized Losses are allocated pro rata to the Class [___]
                        Certificates and the Class [___]
                        Certificates.]  See "DESCRIPTION
                        OF THE CERTIFICATES--Subordination"
                        herein. Shortfalls in Available Funds resulting from Additional Master Servicer or Special
                        Servicer compensation, interest
                        on Advances, extraordinary
                        expenses of the Trust Fund or
                        otherwise will be allocated in
                        the same manner as Realized
                        Losses.  No other form of credit
                        enhancement is offered for the
                        benefit of the holders of the
                        Offered Certificates.

The Residual Certificates       The holders of the Class R
                                and Class LR Certificates
                                will not be entitled to
                                distributions of interest
                                or principal.  The holders
                                of the Class R and Class
                                LR Certificates are not
                                expected to receive any
                                distributions until after
                                the Certificate Balances
                                of all other Classes of
                                Certificates have been
                                reduced to zero and only
                                to the extent of any
                                Available Funds remaining
                                in the Distribution
                                Account and Collection
                                Account, respectively, on
                                any Distribution Date
                                after the distribution to
                                the holders of the Regular
                                Certificates and to the
                                Trustee as holder of the
                                Lower- Tier Regular
                                Interests, respectively,
                                of all amounts that they
                                are entitled to receive on
                                such Distribution Date.

Optional Termination..  The Special Servicer, the Master
                        Servicer, the Depositor and any
                        holder of the Class LR
                        Certificates representing more
                        than a 50% Percentage Interest of
                        the Class LR Certificates will
                        each have the option to purchase,
                        at the purchase price specified
                        herein, all of the Mortgage
                        Loans, and all property acquired
                        through exercise of remedies in
                        respect of any Mortgage Loans,

     .................  remaining in the Trust Fund, and
                        thereby effect a termination of
                        the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Scheduled Principal
                        Balance of the Mortgage Loans remaining in the Trust Fund is less than 10% of the Initial Pool
                        Balance. See "THE POOLING AND SERVICING AGREEMENT --Optional Termination" herein.

Auction...............  If the Trust Fund has not been earlier terminated as described under "THE POOLING AND SERVICING
                        AGREEMENT--Optional Termination" herein, the Trustee will on the Distribution Date occurring in [_______________] of each year from and including [____] and on any date after the Distribution
                        Date occurring in [____________________] on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans (each, an "Auction Valuation Date"), request that four independent financial advisory or investment banking or investment brokerage firms nationally recognized in the field of real estate analysis and reasonably acceptable to the
                        Master Servicer provide the
                        Trustee with an estimated value
                        at which the Mortgage Loans and
                        all other property acquired in
                        respect of any Mortgage Loan in
                        the Trust Fund could be sold
                        pursuant to an auction.  If the
                        aggregate value of the Mortgage
                        Loans and all other property
                        acquired in respect of any
                        Mortgage Loan, as determined by
                        the average of the three highest
                        such estimates, equals or exceeds
                        the aggregate amount of the
                        Certificate Balances of all
                        Certificates outstanding on the
                        Auction Valuation Date plus
                        expenses, the Trustee shall
                        auction the Mortgage Loans and
                        such property and thereby effect
                        a  termination of the Trust Fund
                        and early retirement of the then
                        outstanding Certificates.  The
                        Trustee will accept no bid lower
                        than the Certificate Balances of
                        all Certificates outstanding on
                        the Auction Valuation Date plus
                        expenses.  See "POOLING AND
                        SERVICING AGREEMENT--Auction"
                        herein.

Certain Federal Income
  Tax Consequences....  Elections will be made to treat
                        the Trust REMICS, and the Trust
                        REMICs will qualify, as two
                        separate real estate mortgage
                        investment conduits (each, a
                        "REMIC" or, in the alternative,
                        the "Upper-Tier REMIC" and the
                        "Lower-Tier REMIC") for federal
                        income tax purposes.  The Class
                        A, Class B, Class C, [Class
                        [EC]], [Class [IO]] and [Class
                        [PO]] Certificates (collectively,
                        the "Regular Certificates") will
                        represent "regular interests" in
                        the Upper-Tier REMIC and the
                        Class R Certificates will be
                        designated as the sole Class of
                        "residual interest" in the Upper-
                        Tier REMIC.  Certain
                        uncertificated classes of
                        interests will represent "regular
                        interests" in the Lower-Tier
                        REMIC (the "Lower-Tier Regular
                        Interests") and the Class LR
                        Certificates

     .................  will be designated as the sole Class of "residual interest" in the Lower-Tier REMIC.

     .................  The Regular Certificates will be
                        treated as newly originated debt
                        instruments for federal income
                        tax purposes.  Beneficial owners
                        of the Offered Certificates will
                        be required to report income
                        thereon in accordance with the
                        accrual method of accounting.
                        [The Class [EC] and Class [IO]
                        Certificates will be issued with
                        original issue discount in an
                        amount equal to the excess of all
                        distributions of interest expected to be received thereon over their respective issue prices (including accrued interest).] [The Class [PO] Certificates will be issued with original issue discount in an amount equal to the excess of the Initial Certificate Balances thereof over their issue price.] [It is anticipated that the Class
                        [__] Certificates will be issued
                        with original issue discount in
                        an amount equal to their Initial
                        Certificate Balances plus [__]
                        days of interest at the initial
                        Pass-Through Rate thereon over
                        their respective issue prices
                        (including accrued interest).]
                        [It is further anticipated that
                        the Class [__] Certificates will
                        be issued at a premium for
                        federal income tax purposes.]
                        See "MATERIAL FEDERAL INCOME TAX
                        CONSEQUENCES" herein.

     .................  The Prepayment Assumption that
                        will be used for purposes of
                        accruing original issue discount
                        with respect to the Regular
                        Certificates and determining
                        whether such original issue
                        discount with respect to the
                        Regular Certificates is de
                        minimis, and that may be used by
                        a holder to amortize premium, is
                        described herein as Scenario [3]
                        under the heading "YIELD
                        CONSIDERATIONS--Weighted Average
                        Life of the Regular
                        Certificates."  No representation
                        is made as to the rate, if any,
                        at which the Mortgage Loans will prepay.

     .................  [Although not free from doubt, it
                        is anticipated that any
                        Prepayment Premiums allocable to
                        the Regular Certificates will be
                        ordinary income to a Certificateholder as such amounts accrue. See "DESCRIPTION OF THE CERTIFI-
                        CATES--Distributions" herein.]

     .................  Holders of the Class R and Class
                        LR Certificates will be required
                        to include the taxable income or
                        loss of the Upper-Tier REMIC and
                        the Lower-Tier REMIC, respectively, in determining their federal taxable income. It is anticipated that all or a substantial portion of the taxable income of the Upper-Tier
                        REMIC and the Lower-Tier REMIC includible by the Class R and Class LR Certificateholders, respectively, will be named as
                        "excess inclusion" income subject
                        to special limitations for
                        federal income tax purposes.
                        Further, significant restrictions
                        apply to the transfer of the
                        Class R and Class LR Certificates. The Class R Certificates will, and Class LR
                        Certificate may, be considered

     .................  "noneconomic residual interests,"
                        certain transfers of which may be
                        disregarded for federal income tax purposes.

ERISA Considerations..  The United States Department of
                        Labor has issued to the Underwriter an individual prohibited transaction exemption,
                        Prohibited Transaction Exemption
                        90-32, which generally exempts
                        from the application of certain
                        of the prohibited transaction
                        provisions of Section 406 of the
                        Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the excise taxes imposed by Sections 4975(a) and
                        (b) of the Code and the civil
                        penalties imposed by 502(i) of
                        ERISA, transactions relating to
                        the purchase, sale and holding of
                        pass-through  certificates such
                        as the Class A Certificates by
                        employee benefit plans and
                        certain other retirement
                        arrangements, including
                        individual retirement accounts
                        and Keogh plans, which are
                        subject to ERISA and the Code
                        (all of which are hereinafter
                        referred to as "Plans"),
                        collective investment funds in
                        which such Plans are invested and
                        insurance companies using assets
                        of separate accounts or general
                        accounts which include assets of
                        Plans (or which are deemed
                        pursuant to ERISA to include
                        assets of Plans) and the
                        servicing and operation of
                        mortgage pools such as the
                        Mortgage Pool, provided that
                        certain conditions are
                        satisfied.  See "ERISA
                        CONSIDERATIONS" herein.

     .................  THE CLASS B, CLASS C, CLASS [EC],
                        CLASS [PO] AND CLASS [IO]],
                        CERTIFICATES ARE SUBORDINATED TO
                        ONE OR MORE OTHER CLASSES OF
                        CERTIFICATES AND, ACCORDINGLY,
                        THE CLASS B, CLASS C, CLASS [EC],
                        CLASS [PO] AND CLASS [IO]],
                        CERTIFICATES MAY NOT BE PURCHASED
                        BY OR TRANSFERRED TO A PLAN OR
                        PERSON ACTING ON BEHALF OF ANY
                        PLAN OR USING THE ASSETS OF ANY
                        SUCH PLAN, OTHER THAN AN
                        INSURANCE COMPANY USING ASSETS OF
                        ITS GENERAL ACCOUNT UNDER
                        CIRCUMSTANCES IN WHICH SUCH
                        PURCHASE OR TRANSFER WOULD NOT
                        CONSTITUTE OR RESULT IN A
                        PROHIBITED TRANSACTION.  NEITHER
                        THE CLASS R CERTIFICATES NOR THE
                        CLASS LR CERTIFICATES MAY BE
                        PURCHASED BY OR TRANSFERRED TO A
                        PLAN.

Ratings...............  It is a condition to the issuance
                        of the Certificates that:  the
                        Class A Certificates, the Class B
                        Certificates and the Class [___]
                        Certificates each be rated
                        [______________] by each of
                        [__________________].  The Class
                        [  ], Class R and Class LR
                        ----
                        Certificates are unrated.  A
                        security rating is not a
                        recommendation to buy, sell or
                        hold securities and may be
                        subject to revision or withdrawal
                        at any time by the assigning
                        rating organization.  A security
                        rating does not address the

     .................  likelihood or frequency of
                        prepayments (both voluntary and
                        involuntary) or the possibility
                        that Certificateholders might
                        suffer a lower than anticipated
                        yield, nor does a security rating
                        address the likelihood of receipt
                        of Prepayment Premiums or the
                        likelihood of collection by the
                        Master Servicer of Default
                        Interest.  See "RISK FACTORS" and
                        "RATINGS" herein.

Legal Investment......  The Certificates will not
                        constitute "mortgage related
                        securities" within the meaning of
                        the Secondary Mortgage Market
                        Enhancement Act of 1984.  The
                        appropriate characterization of
                        the Certificates under various
                        legal investment restrictions,
                        and thus the ability of investors
                        subject to these restrictions to
                        purchase the Certificates, may be
                        subject to significant
                        interpretative uncertainties.
                        Accordingly, investors should
                        consult their own legal advisors
                        to determine whether and to what
                        extent the Certificates
                        constitute legal investments for
                        them.  See "LEGAL INVESTMENT"
                        herein and in the Prospectus.

                       RISK FACTORS

[Description will vary based on the particular Mortgage Pool.]

     Prospective holders of Certificates should consider, among other things, the following factors in connection with the purchase of the Certificates. Prospective Investors should also consider the factors listed under "RISK FACTORS" in the Prospectus.

The Mortgage Loans; Investment in Commercial and
Multifamily Mortgage Loans

         Borrower Default; Non-recourse Mortgage Loans. The Mortgage Loans, the proceeds of which are the sole source of payments on the Certificates, are not insured or guaranteed by any governmental entity, by any private mortgage insurer or by the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or any of their respective affiliates.

     Certain of the Mortgage Loans are non-recourse loans, which means that in the event of a borrower default, recourse generally may be had only against the specific Mortgaged Property or Mortgaged Properties securing such Mortgage Loan and such limited other assets as have been pledged to secure such Mortgage Loan, and not against the borrower's other assets. Consequently, payment of each Mortgage Loan prior to maturity is dependent primarily on the sufficiency of the net operating income of the related Mortgaged Property and payment at maturity (whether at scheduled maturity or, in the event of a default under the Mortgage Loan, upon the acceleration of such maturity) is dependent primarily upon the then market value of the Mortgaged Property.

     Commercial and Multifamily Lending Generally. Commercial and multifamily lending generally is viewed as exposing a lender to a greater risk of loss than one-to-four family residential lending. Commercial and multifamily lending typically involves larger loans to single obligors than one-to-four family residential lending and therefore provides lenders with less diversification of risk and has the potential for greater losses resulting from the delinquency and/or default of individual loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such properties. As noted above, certain of the Mortgage Loans are non-recourse loans, the payment of which is dependent primarily upon the sufficiency of the net operating income of the related Mortgaged Property and the market value of such Mortgaged Property.

     Commercial and multifamily property values and net operating income are subject to volatility. There can be no assurance that historical operating results will be comparable to future operating results. Net operating income may be reduced, and the borrower's ability to repay a Mortgage Loan impaired, as a result of an increase in vacancy rates for the Mortgaged Property, a decline in rental rates as leases are renewed or entered into with new tenants, an increase in operating expenses of the Mortgaged Property and/or an increase in capital expenditures needed to maintain the Mortgaged Property and make needed improvements. The income from and market value of a Mortgaged Property may be adversely affected by such factors as changes in the general economic climate, local conditions such as an oversupply of space or a reduction in demand for real estate in the area, attractiveness to tenants and guests, perceptions regarding a property's safety, convenience and services, and competition from other available space. Real estate values and income are also affected by such factors as government regulations and changes in real estate, zoning or tax laws, a property owner's willingness and ability to provide capable management, changes in interest rate levels, the availability of financing and potential liability under environmental and other laws. See "DESCRIPTION OF THE MORTGAGE POOL--Investment in Commercial and Multifamily Mortgage Loans" herein.

         a. Aging and Deterioration of Commercial and Multifamily Properties. The age, construction quality and design of a particular property may affect the occupancy level as well as the rents that may be charged for individual leases or, in the case of [the Congregate Care Properties], [the Nursing Home Properties] and [the Hotel Properties], the amounts that customers may be charged for the occupancy thereof. The effects of poor construction quality are likely to increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if the property managers do not schedule and perform adequate maintenance in a timely fashion. If, during the term of a Mortgage Loan, properties of a similar type are built in the area where the property securing such Mortgage Loan is located or other similar properties in such area are substantially updated and refurbished during that time, the value of such property could be reduced.

         b. Leases. Income from and the market value of the Mortgaged Properties would be adversely affected if vacant space in the Mortgaged Properties could not be leased for a significant period of time, if tenants were unable to meet their lease obligations or if, for any other reason, rental payments could not be collected. If a significant portion of a Mortgaged Property is leased to a single tenant, the consequences of a failure of such tenant to perform its obligations under the related lease, or the failure of the borrower to relet such portion of such Mortgaged Property in the event that such tenant vacates (either as a result of a default by the tenant or the expiration of the term of the lease), will be more pronounced than if such Mortgaged Property were leased to a greater number of tenants. Upon the occurrence of an event of default by a tenant, delays and costs in enforcing the lessor's rights could occur. Repayment of the Mortgage Loans may be affected by the expiration or termination of space leases and the ability of the related borrowers to renew the leases or relet the space on economically favorable terms. No assurance can be given that leases that expire can be renewed, or that the space covered by leases that expire or are terminated can be leased at comparable rents, or on comparable terms, or in any timely manner, or at all. Certain tenants at the Mortgaged Properties may be entitled to terminate their leases or reduce rents under their leases if an anchor tenant ceases operations at the related Mortgaged Property. In such cases, there can be no assurance that any such anchor tenants will maintain operations at the related Mortgaged Properties. See "DESCRIPTION OF THE MORTGAGE POOL----Tenant Matters" herein.

         c. Competition. Other [multifamily residences], [retail centers], [office buildings], [nursing homes], [congregate care facilities], [warehouse facilities], [industrial properties], [self-storage facilities], [hotels] and [mobile home parks] located in the areas of the Mortgaged Properties compete with the Mortgaged Properties of such types to attract [residents], [retailers], [customers], [tenants] and [guests]. In addition, tenants at the Mortgaged Properties that have retail space face competition from discount shopping centers and clubs, factory outlet centers, direct mail and telemarketing. Increased competition could adversely affect income from and the market value of the Mortgaged Properties.

         d. Quality of Management. The successful operation of the Mortgaged Properties is also dependent on the performance of the property manager of such Mortgaged Property. The property manager is responsible for responding to changes in the local market, planning and implementing the rental rate structure, including establishing levels of rent payments, and advising the related borrower so that maintenance and capital improvements can be carried out in a timely fashion.

     [Risks Particular to Nursing Homes and Congregate Care Facilities. Certain of the Mortgage Loans are secured by Mortgages on either congregate care facilities or nursing homes. Congregate care facilities provide housing and limited services such as meal programs to the "well elderly," while nursing homes provide long term around-the-clock residential health care services to residents who require a lower level of care than that provided by an acute care hospital, but a higher level of care than that provided in a non- institutional home-like setting. Loans secured by liens on properties of these types pose additional risks not associated with loans secured by liens on other types of income-producing real estate.

     Providers of long-term nursing care and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent they are dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of a borrower under a Nursing Home Loan to maintain or renew any required license or regulatory approval could prevent it from continuing operations at the related Nursing Home Property or, if applicable, bar it from participation in government reimbursement programs.

     Nursing home facilities may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and from time to time Congress has considered various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to reimburse fully the cost of caring for program beneficiaries. If not, net operating income of the Nursing Home Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Additionally, the continued operation of a nursing home facility subsequent to a foreclosure is dependent upon the proposed operator satisfying all applicable legal requirements, such as maintaining the required license to operate such facility and/or dispense required pharmaceuticals.

     Congregate care retirement residences generally do not require licensing by state or federal regulatory agencies and do not qualify for payments under the federal Medicare program or state Medicaid programs. However, congregate care retirement residences are required to be licensed by a state or municipal authority to provide food service. The failure of a borrower under a Congregate Care Loan to maintain or renew any required license could impair its ability to generate operating income.

     The operators of such nursing homes and congregate care facilities are likely to compete on a local and regional basis with others that operate similar facilities. Some of their competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Nursing Home Property or Congregate Care Property will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. See "DESCRIPTION OF THE MORTGAGE POOL--Risks Particular to Nursing Homes and Congregate Care Facilities" herein.]

     [Risks Particular to Self-Storage Facilities. Certain of the Mortgage Loans are secured by Mortgages on self-storage facilities. The conversion of self-storage facilities to alternative uses generally requires substantial capital expenditures. Thus, if the operation of any of the Self-Storage Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors such that the related borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that Self-Storage Property may be substantially less, relative to the amount owing on the related Mortgage Loan, than would be the case if the Self-Storage Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access may heighten environmental risks. The environmental assessments discussed herein did not include an inspection of the contents of the self-storage units included in the Self-Storage Properties and there is no assurance that all of the units included in the Self-Storage Properties are free from hazardous substances or other pollutants or contaminants or will remain so in the future. See "DESCRIPTION

OF THE MORTGAGE POOL----Environmental Risks"  and "--Risks
Particular to Self-Storage Facilities" herein.]

     [Risks Particular to Hotel Properties. Certain of the Mortgage Loans are secured by Mortgages on Hotel Properties. These Mortgaged Properties are subject to operating risks common to the hotel industry. These risks include, among other things, competition from other hotels, over-building in the hotel industry that has adversely affected occupancy and daily room rates, increases in operating costs (which increases may not necessarily in the future be offset by increased room rates), dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel and adverse effects of general and local economic conditions. These factors could adversely affect the related borrower's ability to make payments on the related Mortgage Loans. The hotel industry is seasonal in nature. This seasonality can be expected to cause periodic fluctuations in the related borrower's revenues.

     Hotel Properties may present additional risks as compared to the other property types in that: (i) hotels are typically operated pursuant to franchise, management and operating agreements that may be terminable by the franchisor, the manager or the operator, which termination could have a material adverse effect upon the operations and value of the related hotel because of the loss of associated name recognition, marketing support and decentralized reservation systems provided by the franchisor; (ii) the transferability of a hotel's operating, liquor and other licenses to the entity acquiring a hotel either through purchase or foreclosure is subject to the vagaries of local law requirements; and (iii) because of the expertise and knowledge required to run hotel operations, foreclosure and a change in ownership (and consequently of management) may have an especially adverse effect on the perception of the public and the industry (including franchisors) concerning the quality of a hotel's operations. See "DESCRIPTION OF THE MORTGAGE POOL--Risks Particular to Hotel Properties" herein.]

     [Risks Particular to Mobile Home Parks. Certain of the Mortgage Loans are secured by Mortgages on Mobile Home Park Properties. A mobile home park is a residential subdivision designed and improved with home sites that are leased to residents for the placement of mobile homes and related improvements. Mobile homes are detached, single-family homes that are produced off-site by manufacturers and installed within the community. The number of competitive mobile home parks in a particular area could have a material adverse effect on the related borrower's ability to lease sites at the property and on the rents charged for such sites. In addition, other forms of multi-family residential properties and single-family housing provide housing alternatives to potential residents of mobile home parks.

     Laws and regulations have been adopted by certain states and municipalities specifically regulating the ownership and operation of mobile home parks.
Included as part of certain of these laws and regulations are provisions imposing restrictions on the timing or amount of rental increases and granting to residents a right of first refusal on sales of their community by the owner to a third party. Laws and regulations relating to the ownership and operation of mobile home parks could adversely affect a related borrower by limiting its ability to increase rents or recover increases in operating expenses or by making it more difficult in certain circumstances to refinance the related Mortgage Loan or to sell the Mortgaged Property for purposes of making any Balloon Payment due upon the maturity of such Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Risks Particular to Mobile Home Parks" herein.]

     Concentration of Mortgage Loans and Borrowers. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool than would be the case if the aggregate balance of such pool were more evenly distributed. Concentrations of Mortgage Loans with the same borrower or related borrowers can also pose increased risks. For example, if one borrower that owns or controls several Mortgaged Properties experiences financial difficulty resulting from the unprofitability of one Mortgaged Property, such financial difficulty could cause defaults with respect to the Mortgage Loans secured by the other Mortgaged Properties owned or controlled by that borrower. Such borrower could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans. See "DESCRIPTION OF THE MORTGAGE POOL--Concentration of Mortgage Loans and Borrowers" herein.

     Tax Considerations Related to Foreclosure. If the Trust Fund were to acquire a Mortgaged Property subsequent to a default on the related Mortgage Loan pursuant to a foreclosure or deed-in-lieu of foreclosure, the Special Servicer would be required under certain circumstances to retain an independent contractor to operate and manage such Mortgaged Property. Any net income from such operation and management, other than qualifying "rents from real property," or any rental income based on the net profits of a tenant or sub- tenant or allocable to a service that is non-customary in the area and for the type of building involved, will subject the Lower-Tier REMIC to federal (and possibly state or local) tax on such income at the highest marginal corporate rate (currently 35%), thereby reducing net proceeds available for distribution to Certificateholders. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests," "--Taxation of the REMIC" and "--Taxation of Holders of Residual Certificates" in the Prospectus.

     Risk of Different Timing of Mortgage Loan Amortization. If and as principal payments or prepayments are made on the Mortgage Loans at different rates, depending upon the amortization schedule and maturity of each Mortgage Loan, the remaining Mortgage Pool will be subject to more concentrated risk with respect to the diversity of types of properties and with respect to the number of borrowers.

     Because principal on the Certificates is payable in sequential order, and no Class receives principal until the Certificate Balance of the preceding Class or Classes has been reduced to zero [(other than any amounts distributable pursuant to priority [ ] of the Available Funds Allocation)], Classes that have a later sequential designation are more likely to be exposed to the risk of concentration discussed in the preceding paragraph than Classes with higher sequential priority.

     Geographic Concentration. Repayments by borrowers and the market values of the Mortgaged Properties could be affected by economic conditions generally or in regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate markets where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, acts of nature (which may result in uninsured losses) and other factors that are beyond the control of the borrowers. The economy of any state or region in which a Mortgaged Property is located may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such state or region. Moreover, in recent periods, several regions of the United States have experienced significant downturns in the market value of real estate. To the extent that general economic or other relevant conditions in states or regions in which concentrations of Mortgaged Properties securing significant portions of the aggregate principal balance of the Mortgage Loans are located decline and result in a decrease in commercial property, housing or consumer demand in the region, the income from and market value of the Mortgaged Properties may be adversely affected. See "DESCRIPTION OF THE MORTGAGE POOL--Geographic Concentration". herein.

     Environmental Risks. Under various federal, state and local laws, ordinances and regulations, a current or previous owner or operator of real property, as well as certain other categories of parties, may be liable for the costs of removal or remediation of hazardous or toxic substances on, under, adjacent to or in such property. The environmental condition of nonresidential properties may be affected by the business operation of tenants and occupants of the properties. In addition, current and future environmental laws, ordinances or regulations, including new requirements developed by federal agencies pursuant to the mandates of the Clean Air Act Amendments of 1990, may impose additional compliance obligations on business operations that can be met only by significant capital expenditures.

     Secured lenders may be exposed to the following risks: (i) a diminution in the value of a Mortgaged Property or the inability to foreclose against such Mortgaged Property; (ii) the potential that the borrower may default on a Mortgage Loan due to the borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws; or (iii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such Mortgaged Property.

     Under the laws of certain states and federal law, failure of a property owner to perform remediation of certain environmental conditions can give rise to a lien on the related property to ensure the reimbursement of remedial costs incurred by state and federal regulatory agencies. In several states such lien has priority over the lien of an existing mortgage. Any such lien arising with respect to a Mortgaged Property would adversely affect the value of such Mortgaged Property as collateral for the related Mortgage Loan and could make impracticable the foreclosure by the Special Servicer on such Mortgaged Property in the event of a default by the borrower of its obligations under the related Mortgage Loan.

     The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. Under some environmental laws, a secured lender (such as the Trust Fund) may be liable, as an "owner" or "operator," for the costs of responding to a release or threat of a release of hazardous substances on or from a borrower's property if the lender is deemed to have participated in the management of the borrower, regardless of whether a previous owner caused the environmental damage. One court has held that a lender will be deemed to have participated in the management of the borrower if the lender participates in the financial management of the borrower to a degree indicating the capacity to influence the borrower's treatment of hazardous waste. The Trust Fund's potential exposure to liability for cleanup costs will increase if the Trust Fund actually takes possession of a Mortgaged Property or control of its day-to-day operations; such potential exposure to environmental liability may also increase if a court grants a petition to appoint a receiver to operate the Mortgaged Property in order to protect the Trust Fund's collateral. See "DESCRIPTION OF THE MORTGAGE POOL--Environmental Risks" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks" in the Prospectus.

     Balloon Payments; Optional Acceleration. Balloon Loans involve a greater risk of default to the lender than self-amortizing loans, because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the related Mortgaged Property or to sell such Mortgaged
Property at a price sufficient to permit the borrower to make the Balloon Payment. The ability of a borrower to accomplish either of these goals will be affected by a number of factors at the time of attempted sale or refinancing, including the level of available mortgage rates, the fair market value of the related Mortgaged Property, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for multifamily or commercial properties (as the case may be) generally. See "DESCRIPTION OF THE MORTGAGE POOL--Balloon Payments; Optional Acceleration" herein.

     [The Mortgage Loan documents with respect to certain of the Mortgage Loans grant the lender an option to accelerate the maturity of such Mortgage Loans. Under the Pooling and Servicing Agreement, the Master Servicer or the Special Servicer, as applicable, will be required to exercise each such option to accelerate the maturity of each such Mortgage Loan on the earliest date permitted under the related Mortgage Loan Documents. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" herein. Notwithstanding such exercise, there can be no assurance that the related borrowers will repay such Mortgage Loans upon the acceleration of the maturity dates thereunder. As noted above, the ability of a borrower to make such a payment typically will depend upon its ability either to refinance the related Mortgaged Property or to sell such Mortgaged Property at a price sufficient to permit the borrower to make the payment. Furthermore, there can be no assurance that a related borrower will not raise equitable or other legal defenses to the enforcement by the Master Servicer of the maturity acceleration provisions described above. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.]

     Other Financing. In general, the borrowers are prohibited from encumbering the related Mortgaged Property with additional secured debt or the lender's approval is required for such an encumbrance, except as set forth herein.
However, a violation of such prohibition may not become evident until the related Mortgage Loan otherwise becomes defaulted. In cases in which one or more junior liens are imposed on a Mortgaged Property or the borrower incurs other indebtedness, the Trust Fund is subject to additional risks, including, without limitation, the risks that the borrower may have greater incentives to repay the junior or unsecured indebtedness first and that it may be more difficult for the borrower to refinance the Mortgage Loan or to sell the Mortgaged Property for purposes of making any Balloon Payment upon the maturity of the Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Balloon Payments; Optional Acceleration" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Secondary Financing; Due-on-Encumbrance Provisions" in the Prospectus.

     Bankruptcy of Borrowers. The borrowers have generally not been formed with the intent that they be bankruptcy-remote entities and no assurance can be given that a borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or member will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or member. [Unlike the case in some other types of securitized offerings, the borrowers are operating businesses that contract with other entities to perform services or purchase goods for or related to the Mortgaged Properties and may, because of these activities, be more susceptible to suit by various claimants than the borrowers involved in such other offerings. Investors should be aware that, particularly in view of the operational nature of the Mortgaged Properties, the borrowers may become insolvent or become the subject of a voluntary or involuntary bankruptcy case.] See "DESCRIPTION OF THE MORTGAGE POOL--Bankruptcy of Borrowers" herein and CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Bankruptcy Laws" in the Prospectus.

     Limitations of Appraisals and Engineering Reports. In general, appraisals represent the analysis and opinion of qualified experts and are not guarantees of present or future value. Moreover, appraisals seek to establish the amount a typical motivated buyer would pay a typical motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a Mortgaged Property under a distress or liquidation sale. Information regarding the values of the Mortgaged Properties as of the Cut-off Date is presented under "DESCRIPTION OF THE MORTGAGE POOL----Certain Characteristics of the Mortgage Pool" herein for illustrative purposes only.

     The architectural and engineering reports represent the analysis of the individual engineers or site inspectors at or before the origination of the respective Mortgage Loans, have not been updated since they were originally conducted and may not have revealed all necessary or desirable repairs, maintenance or capital improvement items. See "DESCRIPTION OF THE MORTGAGE POOL--Limitations of Appraisals and Engineering Reports" and "--Borrower Escrows and Reserve Accounts" herein.

     [Zoning Compliance. Due to changes in applicable building and zoning ordinances and codes ("Zoning Laws") affecting certain of the Mortgaged Properties that have come into effect since the construction of improvements on such Mortgaged Properties and to other reasons, certain improvements may not comply fully with current Zoning Laws, including, without limitation, density, use, parking and set back requirements. In such cases, the Originator has received assurances that such improvements qualify as permitted non-conforming uses. Such changes may limit the ability of the related borrower to rebuild or utilize the premises "as is" in the event of a substantial casualty loss with respect thereto. See "DESCRIPTION OF THE MORTGAGE POOL--Zoning Compliance" herein.]

     Costs of Compliance with Americans with Disabilities Act. Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. To the extent the Mortgaged Properties do not comply with the ADA, borrowers are likely to incur costs of complying with the ADA. Noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants. See "DESCRIPTION OF THE MORTGAGE POOL--Costs of Compliance with Americans with Disabilities Act" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Americans With Disabilities Act" in the Prospectus.

     [Limitations on Enforceability of Cross-Collateralization. Certain of the Mortgage Loans, each of which were made to a borrower that is affiliated with the borrower under another Mortgage Loan (the "Cross-Collateralized Loans"), are cross-collateralized and cross-defaulted with one or more related Cross-Collateralized Loans. This arrangement is designed to reduce the risk that the inability of an individual Mortgaged Property securing a Cross-Collateralized Loan to generate net operating income sufficient to pay debt service thereon will result in defaults (and ultimately losses). The arrangement is based on the belief that the risk of default is reduced by making the collateral pledged to secure each related Cross-Collateralized Loan available to support debt service on, and principal repayment of, the aggregate indebtedness evidenced by the related Cross-Collateralized Loans.

     Such arrangements, however, could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of such borrowers if one or more of such borrowers were to become a debtor in a bankruptcy case. See "DESCRIPTION OF THE MORTGAGE POOL--Limitations on Enforceability of Cross-Collateralization" herein. Generally, under federal and most state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property (including the granting of a mortgage lien) by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and (i) was insolvent or was rendered insolvent by such obligation or transfer, (ii) was engaged in a business or a transaction, or was about to engage in a business or a transaction, for which properties remaining with the person constitute an unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts that would be beyond the person's ability to pay as such debts matured. Accordingly, a lien granted by any such borrower could be avoided if a court were to determine that (x) such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured and (y) the borrower did not, when it allowed its Mortgaged Property to be encumbered by the liens securing the indebtedness represented by the other Cross-Collateralized Loans, receive fair consideration or reasonably equivalent value for pledging such Mortgaged Property for the equal benefit of the other related borrowers. No assurance can be given that a lien granted by a borrower on a Cross-Collateralized Loan to secure the Mortgage Loan of an affiliated borrower, or any payment thereon, would not be avoided as a fraudulent conveyance.]

     Tenant Matters. Certain of the Mortgaged Properties are leased wholly or in large part to a single tenant or are wholly or in large part owner-occupied (each such retail tenant or owner-occupier, a "Major Tenant"). Generally, such Major Tenants do not have investment-grade credit ratings, and there can be no assurance that such Major Tenants will continue to perform their obligations under their respective leases (or, in the case of owner-occupied Mortgaged Properties, under the related Mortgage Loan documents). Any default by a Major Tenant could adversely affect the related borrower's ability to make payments on the related Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Tenant Matters" herein.

     [Contracts for Deed and Purchase Options.  Certain of
the Mortgage Loans are secured, wholly or in part, by
[first] mortgage liens: (i) on the related borrower's
interest in an Installment Contract with respect to all
or part of the related Mortgaged Property; and/or (ii)
subject to an existing option to purchase all or part of
the related Mortgaged Property.  Mortgage Loans secured,
wholly or in part, by a Mortgage encumbering
the related borrower's interest in an Installment Contract may expose a lender to a greater risk of loss than a Mortgage Loan secured by a Mortgage encumbering a fee interest, including, without limitation, the potential that upon a default by the borrower under the Installment Contract, the vendor under such contract may be entitled to enforce a forfeiture of the borrower's interest in the Mortgaged Property, thereby depriving the lender of its security. Examples of protections that may be obtained by a lender in order to minimize this risk include obtaining the agreement of the vendor under the Installment Contract to provide the lender with: (i) notice of any defaults by the borrower; (ii) the right to cure such defaults, with adequate cure periods; (iii) if a default is not susceptible of cure by the lender, the right to acquire the interest of the borrower through foreclosure or otherwise prior to any termination of the Installment Contract; (iv) the ability to assign the Installment Contract to a purchaser at a foreclosure sale and for a release of its liabilities thereunder;
(v) the right to enter into an Installment Contract with the vendor on the same terms and conditions as the old Installment Contract in the event of a termination thereof; and (vi) provisions for disposition of any insurance proceeds or condemnation awards payable upon a casualty to, or condemnation of, the Mortgaged Property. In addition to the foregoing protections, the Mortgage may prohibit the vendor from treating the Installment Contract as terminated in the event of the vendor's bankruptcy and rejection of the ground lease by the trustee for the debtor-vendor, and may assign to the lender the debtor-borrower's right to reject the Installment Contract pursuant to Section 365 of the Bankruptcy Code (the "Bankruptcy Code"), although the enforceability of such assignment has not been established. An additional manner in which to obtain protection against the termination of the Installment Contract is to have the vendor enter into a mortgage encumbering the fee estate in addition to the mortgage encumbering the borrower's interest under the Installment Contract. Additional protection is afforded to the lender, because if the Installment Contract is terminated, the lender may nonetheless possess rights contained in the fee mortgage. Without the protections described in this paragraph, a lender holding a mortgage encumbering a borrower's interest under an Installment Contract may be more likely to lose the collateral. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Contracts for Deed and Purchase Options" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Installment Contracts" in the Prospectus.

     Mortgage Loans secured, wholly or in part, by a Mortgage which is subject to an existing option to purchase all or part of the related Mortgaged Property may expose a lender to the risk that its mortgage lien may be eliminated upon the effective exercise of such option. This risk may be minimized if the agreement of the holder of the purchase option to subordinate its option to the lien of the related Mortgage can be obtained, or if the purchase price to be obtained by the borrower upon an exercise of such option is appropriately assigned to the lender, is adequate to fully satisfy the indebtedness remaining under the Mortgage Loan or is at least equivalent to the fair market value of the Mortgaged Property. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Contracts for Deed and Purchase Options" herein.]

     [Ground Leases. Certain of the Mortgage Loans may be secured, wholly or in part, by [first] mortgage liens encumbering the related borrower's leasehold interest under a ground lease. Such leasehold mortgages are subject to certain risks not associated with Mortgages encumbering a fee ownership interest in the Mortgaged Property. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, thereby depriving the lender of its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. Examples of protective provisions that may be included in the related ground lease, or a separate agreement between the ground lessee, the ground lessor and the lender, in order to minimize such risk are the right of the lender to receive notices from the ground lessor of any defaults by the mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the lender, the right to acquire the leasehold estate through foreclosure or otherwise prior to any termination of the ground lease; the ability of the ground lease to be assigned to and by the lender or a purchaser at a foreclosure sale and for a release of the assigning ground lessee's liabilities thereunder; the right of the lender to enter into a ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof; and provisions for disposition of any insurance proceeds or condemnation awards payable upon a casualty to, or condemnation of, the Mortgaged Property. In addition to the foregoing protections, the leasehold mortgage may prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor, and may assign to the lender the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code, although the enforceability of such assignment has not been established. An additional manner in which to obtain protection against the termination of the ground lease is to have the ground lessor enter into a mortgage encumbering the fee estate in addition to the mortgage encumbering the leasehold interest under the ground lease. Additional protection is afforded to the lender, because if the ground lease is terminated, the lender may nonetheless possess rights contained in the fee mortgage. Without the protections described in this paragraph, a lender holding a leasehold mortgage may be more likely to lose the collateral securing its leasehold mortgage. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Ground Leases" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Leasehold Risks" in the Prospectus.]

     [Borrower Escrows and Reserve Accounts. In a number of the Mortgage Loans, the borrower was required to establish one or more Reserve Accounts for necessary repairs and replacements, tenant improvements and leasing commissions, real estate taxes and assessments, insurance premiums, deferred maintenance and/or scheduled capital improvements or as reserves against delinquencies in Monthly Payments. The required reserves are intended to provide the lender with an available source of funds to pay such items, and to minimize any negative impact upon the Mortgaged Property which would occur if the borrower failed to pay the same. See "DESCRIPTION OF THE MORTGAGE POOL--Borrower Escrows and Reserve Accounts" herein.]

     Modifications. [None] of the Mortgage Loans have been modified in any material manner since their origination in connection with any default or threatened default on the part of the related borrower. [Describe any other modifications that have been made.] Any future modifications would be subject to the conditions and requirements contained in the Pooling and Servicing Agreement. See "DESCRIPTION OF THE MORTGAGE POOL--Modifications" herein.

     Litigation. There may be legal proceedings pending and, from time to time, threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. There can be no assurance that such litigation will not have a material adverse effect on any borrower's ability to meet its obligations under the related Mortgage Loan and, thus, have a negative effect on the distributions to Certificateholders. See "DESCRIPTION OF THE MORTGAGE POOL--Litigation" herein.

Repurchase of Mortgage Loans

     As more fully described under "DESCRIPTION OF THE MORTGAGE POOL--General" and "THE POOLING AND SERVICING AGREEMENT--Representations and Warranties; Repurchase", the Mortgage Loan Seller will be obligated to repurchase a Mortgage Loan if certain of its representations or warranties concerning such Mortgage Loan are breached, however, there can be no assurance that it will be in a financial position to effect such repurchase. See "THE MORTGAGE LOAN SELLER" herein. [The Mortgage Loan Seller generally will have the right to require the Originator to repurchase such Mortgage Loan if a representation or warranty in the agreement pursuant to which the Mortgage Loan Seller acquired such Mortgage Loan is also breached. Since Midland is both the Originator of [___] of the Mortgage Loans and the Master Servicer, the ability of Midland to perform its obligations as Master Servicer under the Pooling and Servicing Agreement may be jeopardized if it incurs significant liabilities as an Originator for the repurchase of Mortgage Loans as to which there has been a breach of a representation or warranty.]

Prepayment and Yield Considerations

     The yield to maturity on the Regular Certificates will depend on, among other things, (i) the allocation and timing of any delinquencies, defaults, losses or other shortfalls experienced on the Mortgage Loans and the allocation thereof to the various Classes of Certificates, (ii) the rate and timing of principal payments (including both voluntary and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults and liquidations) on the Mortgage Loans and the allocation thereof to reduce the Certificate Balances [(or Notional Balances)] of the Certificates and (iii) the accrual of interest on unreimbursed Advances, the accrual of Special Servicing Fees [and Disposition Fees] and the incurrence of other servicing expenses as to which the right of payment or reimbursement from the Trust Fund is senior to the rights of Certificateholders.

     All but [ ] of the Mortgage Loans are Balloon Loans that will have substantial payments (that is, Balloon Payments) due at their stated maturities unless previously prepaid. Balloon Loans involve a greater risk of default to the lender than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the related Mortgaged Property or to sell such Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment. The ability of a borrower to accomplish either of these goals will be affected by a number of factors at the time of attempted sale or refinancing, including the level of available mortgage rates, the fair market value of the related Mortgaged Property, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and operating history of the related Mortgaged
Property, tax laws, prevailing economic conditions and the availability of credit for multifamily or commercial properties (as the case may be) generally. See "YIELD CONSIDERATIONS--Regular Certificates--Balloon Payments" herein.

     Effect of Borrower Defaults and Delinquencies. The aggregate amount of distributions on the Regular Certificates, the yield to maturity of the Regular Certificates, the rate of principal payments on the Regular Certificates and the weighted average life of the Regular Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. Losses on the Mortgage Loans will be allocated to the Certificates in reverse order of their alphabetical Class designations, beginning with the Class C Certificates, until the Certificate Balance thereof has been reduced to zero, prior to any allocation of losses to the next most subordinate Class. [Losses allocated to the Class [PO] Certificates will reduce the Class [IO] Notional Balance.] If a purchaser of a Regular Certificate of any Class calculates its anticipated yield based on an assumed default rate and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such Class of Certificates [or, with respect to the Class [EC] or Class [IO] Certificates, such losses result in a reduction of the Class [EC] Notional Balance or the Class [IO] Notional Balance, respectively,] such purchaser's actual yield to maturity will be lower than the anticipated yield calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Regular Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater will be the effect on such investor's yield to maturity.

     The distribution of Liquidation Proceeds to the Class or Classes of Certificates then entitled to distributions in respect of principal will reduce the weighted average life of such Classes and may reduce or increase the weighted average life of the other Classes of Certificates.

     Regardless of whether losses ultimately result, prior to the liquidation of any defaulted Mortgage Loan, delinquencies on the Mortgage Loans may significantly delay the receipt of payments by the holder of a Regular Certificate to the extent that Advances or the subordination of another Class of Certificates does not fully offset the effects of any delinquency or default. The Available Funds generally consist of, as more fully described herein, principal and interest on the Mortgage Loans actually collected or advanced. The Master Servicer's, the Trustee's or the Fiscal Agent's obligation, as applicable, to make Advances is limited to the extent described under "THE POOLING AND SERVICING AGREEMENT--Advances" herein. In particular, with respect to any Distribution Date, P&I Advances will only be made with respect to any Seriously Delinquent Loan if and to the extent that Available Funds for such Distribution Date (exclusive of any Advance with respect to any Seriously Delinquent Loan) are not sufficient to make full distributions in accordance with the Available Funds Allocation to each Class of Certificates whose Certificate Balance would not be reduced by Anticipated Losses with respect to all Seriously Delinquent Loans. Therefore, neither (i) the most subordinate Class (or Classes) of Certificates outstanding at any time nor (ii) any other Class of Certificates whose Certificate Balance would be reduced if Realized Losses occurred in the amount of Anticipated Losses with respect to all Seriously Delinquent Loans will receive distributions on any Distribution Date on which one or more Mortgage Loans is a Seriously Delinquent Loan unless Available Funds for such Distribution Date (exclusive of any P&I Advances with respect to any Seriously Delinquent Loans) exceed the amount necessary to make full distributions in accordance with the Available Funds Allocation to each Class of Certificates that is senior to such Class. In addition, no Advances are required to be made to the extent that, in the good faith judgment of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, any such Advance, if made, would be nonrecoverable from proceeds of the Mortgage Loan to which such Advance relates. See "THE POOLING AND SERVICING AGREEMENT--Advances" herein.

     Effect of Prepayments and Other Unscheduled Payments. The actual rate of prepayment of principal on the Mortgage Loans cannot be predicted. The investment performance of the Certificates may vary materially and adversely from the investment expectations of investors due to the rate of prepayments on the Mortgage Loans being higher or lower than anticipated by investors. In addition, in the event of any repurchase of a Mortgage Loan by the Mortgage Loan Seller from the Trust Fund under the circumstances described under "THE POOLING AND SERVICING AGREEMENT--Representations and Warranties; Repurchase" herein, the repurchase price paid will be passed through to the holders of the Certificates with the same effect as if such Mortgage Loan had been prepaid in full (except that no Prepayment Premium will be payable with respect to any such repurchase). No representation is made as to the anticipated rate of prepayments (voluntary or involuntary) on the Mortgage Loans or as to the anticipated yield to maturity of any Certificate. Furthermore, the distribution of Liquidation Proceeds to the Class or Classes of Certificates then entitled to distributions in respect of principal will reduce the weighted average lives of such Classes. See "YIELD CONSIDERATIONS" herein.

     In general, the yield on Certificates purchased at a premium or at a discount [and the yield on the Class [EC] and Class [IO] Certificates, which have no Certificate Balances,] will be sensitive to the amount and timing of principal distributions thereon [(or in reduction of Notional Balance)]. The occurrence of principal distributions at a rate faster than that anticipated by an investor at the time of purchase will cause the actual yield to maturity of a Certificate purchased at a premium to be lower than anticipated. [The yield to maturity of the Class [EC] and Class [IO] Certificates will be especially sensitive to the occurrence of high rates of principal distributions.] Conversely, if a Certificate is purchased at a discount [(especially the Class [PO] Certificates)] and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

     [All] of the Mortgage Loans require the payment of Prepayment Premiums in connection with voluntary prepayments during a certain period following the origination thereof. The requirement that voluntary prepayments be accompanied by Prepayment Premiums expires prior to the maturity date of [each] Mortgage Loan. [In addition, [ ] of the Balloon Loans, representing approximately [ ]% of the Initial Pool Balance, permit the related borrowers to make voluntary prepayments sufficient to amortize fully the principal balance thereof over the remaining term thereof without the payment of Prepayment Premiums. Such borrowers have [not] made any such voluntary prepayments since the origination of such Balloon Loans.] The prepayment terms of each of the Mortgage Loans are more particularly described herein under the heading "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions of the Mortgage Loans."

     Provisions requiring Prepayment Premiums may not be enforceable in some states and under federal bankruptcy law and may constitute interest for usury purposes. Accordingly, no assurance can be given that the obligation to pay a Prepayment Premium will be enforceable under applicable state or federal law or, if enforceable, that the foreclosure proceeds received with respect to a defaulted Mortgage Loan will be sufficient to make such payment.

     Prepayment Premiums, to the extent actually collected from borrowers, will be allocated among the Certificates as described under "DESCRIPTION OF THE CERTIFICATES--Distributions--Prepayment Premiums" herein. No assurance can be given that the distribution of Prepayment Premiums to any Class of Certificates will offset any diminution in yield resulting from the increased level of principal distributions caused by any borrower prepayments. [The Class [ ] Certificates are not entitled to receive any distributions in respect of Prepayment Premiums.] [In addition, the Class [ ] Certificates are unlikely to receive any distributions in respect of Prepayment Premiums.]

     [Investors in the Class [EC] and Class [IO] Certificates should consider the risk that the occurrence of voluntary and involuntary principal prepayment on the Mortgage Loans could result in the failure of such investors to recover fully their initial investments.]

     [Weighted Average Net Mortgage Rate. The Pass-Through Rate on each of the Class [ ] and Class [__] Certificates is equal to the greater of (i) the Weighted Average Net Mortgage Rate and (ii) [ ]%. The Weighted Average Net Mortgage Rate will be affected by modifications to the Mortgage Rate applicable to any Mortgage Loan. If the Weighted Average Net Mortgage Rate were to fall below [ ]%, the Pass-Through Rate on the Class [ ] and Class [___] Certificates would be [ ]%, and there will not be sufficient cash flow to make all interest payments due on each of such Classes and the Class [IO] Certificates. Any such interest shortfall would affect the Class [IO] Certificates prior to affecting the Class [ ] Certificates and would affect the Class [ ] Certificates prior to affecting the Class [ ] Certificates. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein.]

     Effect of Interest on Advances, Special Servicing Fees and Other Servicing Expenses. As and to the extent described herein, the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to receive interest on unreimbursed Advances at the Advance Rate from the date on which the related Advance is made to the date on which such amounts are reimbursed (which in no event will be later than the Determination Date following the date on which funds are available to reimburse such Advance with interest thereon at the Advance Rate). The Master Servicer's, the Trustee's or the Fiscal Agent's right, as applicable, to receive such payments of interest is prior to the rights of Certificateholders to receive distributions on the Regular Certificates and, consequently, may result in losses being allocated to the Regular Certificates that would not otherwise have resulted, absent the accrual of such interest. See "THE POOLING AND SERVICING AGREEMENT--Advances" herein. In addition, certain circumstances, including delinquencies in the payment of principal and interest, will result in a Mortgage Loan being specially serviced. The Special Servicer is entitled to additional compensation for special servicing activities, including Special Servicing Fees and Disposition Fees, which may result in losses being allocated to the Regular Certificates that would not otherwise have resulted absent such compensation. See "THE POOLING AND SERVICING AGREEMENT--Special Servicing" herein.

     Residual Certificates. The Class R and Class LR Certificates are not entitled to regular distributions. The Class R and Class LR Certificates will only be entitled to distributions after the Certificate Balances of all other Classes of Certificates have been reduced to zero and only to the extent of any funds remaining in the Distribution Account and Collection Account, respectively. In the case of the Class LR Certificates, the existence of any funds remaining in the Collection Account may result from the allocation of Available Funds to the Lower-Tier Regular Interests as described in the Available Funds Allocation. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein. No assurance can be given that any funds will remain in the Collection Account for distribution to the Class LR Certificates. In the case of the Class R Certificates, no funds are expected to remain in the Distribution Account for distribution thereto. Therefore, the Class R and Class LR Certificateholders' REMIC taxable income and the tax liability thereon will substantially exceed cash distributions to such holders during certain periods. There can be no assurance as to the amount by which such taxable income or such tax liability will exceed cash distributions in respect of the Class R Certificates and Class LR Certificates during any such period and no representation is made with respect thereto. Due to the special tax treatment of residual interests, the after-tax return of the Class R Certificates and Class LR Certificates may be significantly lower than would be the case if the Class R Certificates and Class LR Certificates were taxed as debt instruments, or may be negative. See "YIELD CONSIDERATIONS" herein.

Limited Liquidity

     There is currently no secondary market for the Regular Certificates. The Underwriter has advised that it currently intends to make a secondary market in the Regular Certificates, but it is under no obligation to do so. Accordingly, there can be no assurance that a secondary market for the Regular Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of Regular Certificates with liquidity of investment or that it will continue for the life of the Regular Certificates. The Regular Certificates will not be listed on any securities exchange.

             DESCRIPTION OF THE MORTGAGE POOL

General

     The Mortgage Pool will consist of [ ] multifamily and commercial "whole" mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an aggregate Cut-off Date Principal Balance of approximately $[ ] (the "Initial Pool
Balance"), subject to a variance of plus or minus [ ]%. The "Cut-off Date Principal Balance," of each Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received. Any description of the terms and provisions of the Mortgage Loans is a generalized description of the terms and provisions of the Mortgage Loans in the aggregate. Many of the individual Mortgage Loans have special terms and provisions that deviate from the generalized, aggregated description.

     [Each] Mortgage Loan is evidenced by a promissory note (each, a "Note") and secured [except as discussed below,] by a mortgage, deed of trust, deed to secure debt or other similar security instrument (a "Mortgage") that creates a first lien on a fee simple or leasehold estate in real property (a "Mortgaged Property"), improved by [(a) an apartment building or complex consisting of five or more rental units (a "Multifamily Property," and any Mortgage Loan secured thereby, a "Multifamily Loan")]; [(b) a nursing home (a "Nursing Home Property," and any Mortgage Loan secured thereby, a "Nursing Home Loan")]; [(c) a congregate care facility (a "Congregate Care Property," and any Mortgage Loan secured thereby, a "Congregate Care Loan")]; [(d) a retail property (a "Retail Property," and any Mortgage Loan secured thereby, a "Retail Loan")]; [(e) an office building (an "Office Building Property," and any Mortgage Loan secured thereby, an "Office Building Loan"]; [(f) a retail/office property (a
"Retail/Office Property," and any Mortgage Loan secured thereby, a "Retail/Office Loan")]; [(g) a self-storage facility (a "Self-Storage Property," and any Mortgage Loan secured thereby, a "Self-Storage Loan")]; [(h) a light industrial/industrial property (a "Light Industrial/Industrial Property," and any Mortgage Loan secured thereby, a "Light Industrial/Industrial Loan")]; [(i) a hotel (a "Hotel Property," and any Mortgage Loan secured thereby, a "Hotel Loan")]; [(j) a mobile home park (a "Mobile Home Park Property," and any Mortgage Loan secured thereby,"a "Mobile Home Park Loan")]; [(k) a retail/multifamily property (a "Retail/Multifamily Property," and any Mortgage Loan secured thereby, a "Retail/Multifamily Loan")]; [(l) an office/multifamily/retail property (an "Office/Multifamily/Retail Property" and any Mortgage Loan secured thereby, an "Office/Multifamily/Retail Loan")]; or [(m) an office/warehouse property (an "Office/Warehouse Property," and any Mortgage Loan secured thereby, an "Office/Warehouse Loan")]. [Describe any mortgage loans secured by second or third liens.] The percentage of the Initial Pool Balance represented by each type of Mortgaged Property is as follows:

                                     Percentage of
     Property Type               Initial Pool Balance

     [Multifamily]                          %
     [Nursing Home]                         %
     [Congregate Care]                      %
     [Retail]                               %
     [Self-Storage]                         %
     [Office Building]                      %
     [Light Industrial/Industrial]          %
     [Retail/Office]                        %
     [Hotel]                                %
     [Mobile Home Park]                     %
     [Retail/Multifamily]                   %
     [Office/Multifamily/Retail]            %
     [Office/Warehouse]                     %

Approximately [ ]% of the Initial Pool Balance represents the refinancing of existing mortgage indebtedness.

     None of the Mortgage Loans is insured or guaranteed by the United States of America, any governmental agency or instrumentality, any private mortgage insurer or by the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent or any of their respective affiliates. [ ] of the Mortgage Loans are fully recourse loans, while [ ] of the Mortgage Loans are non-recourse loans. In the event of a borrower default under a non-recourse Mortgage Loan, recourse generally may be had only against the specific Mortgaged Property or Mortgaged Properties securing such Mortgage Loan and such limited other assets as have been pledged to secure such Mortgage Loan, and not against the borrower's other assets. However, generally, upon the occurrence of certain circumstances as set forth in the Mortgage Loan documents, typically including, without limitation, fraud, intentional misrepresentation, waste, misappropriation of tenant security deposits or rent, and in some cases failure to maintain any required insurance or misappropriation of any insurance proceeds or condemnation awards, recourse generally may be had against the borrower for damages sustained by the mortgagee. [With respect to [ ] of the Mortgage Loans representing approximately ___% of the Initial Pool Balance, the corporate parent company of the related borrower has unconditionally guaranteed the payment of the related Mortgage Loan. However, guarantors may have limited assets and there can be no assurance that any guarantor will have sufficient assets to support obligations under the related guaranty.] See "--Investment in Commercial and Multifamily Mortgage Loans--Borrower Default; Non-Recourse Mortgage Loans" herein.

     [Describe originators of Mortgage Loans and how the Mortgage Loans will be acquired by the Mortgage Loan Seller.] The originators of the Mortgage Loans are referred to herein collectively as the "Originators" and individually as an "Originator."

     The Depositor will purchase the Mortgage Loans to be included in the Mortgage Pool on or before the Closing Date from the Mortgage Loan Seller pursuant to a Mortgage Loan Purchase and Sale Agreement

(the "Mortgage Loan Purchase and Sale Agreement") to be dated as of [ ] (the "Loan Purchase Closing Date"), between the Mortgage Loan Seller and the Depositor. The Mortgage Loan Seller will be obligated to repurchase a Mortgage Loan in the event of a breach of a representation or warranty of the Mortgage Loan Seller with respect to such Mortgage Loan, as described under "THE POOLING AND SERVICING AGREEMENT--Representations and Warranties; Repurchase" herein. [The Mortgage Loan Seller has only limited assets with which to fulfill any repurchase obligations that may arise.] There can be no assurance that the Mortgage Loan Seller has or will have sufficient assets with which to fulfill any repurchase obligations that may arise. The Depositor will not have any obligation to fulfill any such obligation if the Mortgage Loan Seller fails to do so. The Depositor will assign the Mortgage Loans in the Mortgage Pool, together with the Depositor's rights and remedies against the Mortgage Loan Seller in respect of breaches of representations or warranties regarding the Mortgage Loans, to the Trustee pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer will each service the Mortgage Loans pursuant to the Pooling and Servicing Agreement. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments."

Security for the Mortgage Loans

     Each Mortgage Loan is secured by a Mortgage encumbering the related borrower's interest in the related Mortgaged Property. [ ] of the Mortgage Loans are secured by fee simple interests in the related Mortgaged Property; [ ] Mortgage Loans are secured solely by a leasehold interest in the related Mortgaged Property; and [ ] Mortgage Loans are secured by a leasehold interest in a portion of the related Mortgaged Property and a fee simple interest in a portion of the related Mortgaged Property. [ ] of the Mortgage Loans are fully recourse loans, while [ ] of the Mortgage Loans are non-recourse loans. [Each] Mortgage Loan is also secured by an assignment of the related borrower's interest in the leases, rents, issues and profits of the related Mortgaged
Property. In certain instances, additional collateral exists in the nature of [letters of credit,] [the establishment of one or more reserve or escrow accounts for necessary repairs and replacements, tenant improvements and leasing commissions, real estate taxes, assessments and insurance premiums, deferred maintenance and/or scheduled capital improvements or as reserves against delinquencies in Monthly Payments (such accounts, "Reserve Accounts")], [a pledge of all of the ownership interests in a borrower] or [the assignment of the proceeds of purchase options]. The aggregate amount on deposit in the Reserve Accounts as of the Cut-off Date was approximately $[ ]. [Each] Mortgage Loan provides for the indemnification of the mortgagee by the related borrower for the presence of any hazardous substances affecting the Mortgaged Property. However, the borrowers generally have limited assets [(and, with respect to [ ] of the Mortgage Loans, the related borrowers' indemnification obligations are non-recourse obligations)] and there can be no assurance that any borrower will have sufficient assets to support any such indemnification obligations that may arise. See "--Investment in Commercial and Multifamily Mortgage Loans--Environmental Risks" herein. [Each] Mortgage constitutes a first lien on a Mortgaged Property, subject generally only to (i) liens for real estate and other taxes and special assessments, (ii) covenants, conditions, restrictions, rights of way, easements and other encumbrances whether or not of public record as of the date of recording of such Mortgage, such exceptions having been acceptable to the Mortgage Loan Seller in connection with the purchase of the related Mortgage Loan, and (iii) such other exceptions and encumbrances on the Mortgaged Property as are reflected in the related title insurance policies. [Describe any Mortgage Loans secured by second or third liens.]

Underwriting Standards

     [Describe underwriting standards]

Certain Terms and Conditions of the Mortgage Loans

     [Generally describe material provisions of Mortgage Loans, including due dates, interest rates, amortization, prepayment provisions, "due-on-encumbrance" or "due-on-sale" provisions, events of default and required insurance.]

Certain Characteristics of the Mortgage Pool

     As of the Cut-off Date, the Mortgage Loans had the following characteristics: (a) Mortgage Rates ranging from approximately [ ]% per annum to [ ]% per annum; (b) a weighted average Mortgage Rate of approximately [ ]% per annum; (c) approximate principal balances ranging from $[ ] to $[ ]; (d) an average principal balance of approximately $[ ]; (e) original terms to scheduled maturity ranging from approximately [ ] months to [ ] months; (f) remaining terms to scheduled maturity ranging from approximately [ ] months to [ ] months;
(g) a weighted average remaining term to scheduled maturity of approximately [ ] months; (h) Cut-off Date Loan-to-Value ("LTV") Ratios ranging from approximately [ ]% to [ ]%; (i) a weighted average Cut-off Date LTV Ratio of approximately [ ]%; (j) Cut-off Date Debt Service Coverage Ratios ranging from approximately [ ]x to [ ]x; and (k) a weighted average Cut-off Date Debt Service Coverage Ratio of approximately [ ]x.

     The following tables and Annex A set forth certain information with respect to the Mortgage Loans and the Mortgaged Properties. The statistics in the following tables and Annex A were primarily derived from information provided to the Depositor by the Originator or the Mortgage Loan Seller, which information may have been obtained from the borrowers without independent verification except as noted. [Financial statements supplied by the borrowers, and on the basis of which certain information contained in the following charts and Annex A was derived, were not prepared in accordance with generally accepted accounting principles.] For purposes of the tables and Annex A:

         (1) "Underwritten Cash Flow" means, with respect to any Mortgage Loan, the cash flow available for debt service for a 12-month period, as determined by the Originator in accordance with the standards of a prudent commercial mortgage lender based upon recent information supplied by the related borrower prior to the origination of such mortgage loan, and generally adjusted, if determined appropriate by the Originator, to: (a) deduct any non-cash items such as depreciation or amortization; (b) deduct capital expenditures; (c) reflect a more appropriate occupancy rate; (d) reflect replacement, capital expenditure and other reserves required by the related Mortgage Loan documents; (e) reflect a market rate management fee;
     (f) reflect market rental rates; (g) exclude certain percentage rent, delinquent rents and non-recurring income; (h) reflect an allowance for tenant improvements and leasing commissions; and (i) reflect such other adjustments determined appropriate by the Originator. The Depositor has not made any attempt to verify the accuracy of any operating statements or other information provided by each borrower. In addition, "Underwritten Cash Flow" is not intended to be and is not a substitute for or an improvement upon properly determined net income as determined in accordance with generally accepted accounting principles as a measure of the results of a Mortgaged Property's operations or a substitute for cash flows from operating activities determined in accordance with generally accepted accounting principles as a measure of liquidity. No representation is made as to the future net cash flow of the properties, nor is "Underwritten Cash Flow" set forth herein intended to represent such future net cash flow.

         (2) "[199__] Net Operating Income" is the net operating income for a Mortgaged Property as established by financial statements provided by the borrowers as of December 31, [199 ]. [199__] Net Operating Income does not necessarily reflect accrual of certain costs such as taxes and capital expenditures and does not reflect non-cash items such as depreciation or amortization. In some cases, capital expenditures may have been treated by a borrower as an expense and the Depositor does not represent that the borrowers' financial statements were prepared in accordance with generally accepted accounting principles. The Depositor has not made any attempt to verify the accuracy of any operating statements or other information provided by each borrower or to reflect changes in net operating income that may have occurred since the date of the last operating statements provided by each borrower for the related Mortgaged Property. "[199__] Net Operating Income" was generally not determined in accordance with generally accepted accounting principles and is not intended to be and is not a substitute for or an improvement upon properly determined net income as determined in accordance with generally accepted accounting principles as a measure of the results of a Mortgaged Property's operations.

         (3) "Appraised Value" means, for each of the Mortgaged Properties, the appraised value of such property as determined by an appraisal thereof made not more than [one year] prior to the origination date of the related Mortgage Loan and reviewed by [the Originator/Mortgage Loan Seller].

         (4) "Annual Debt Service" means, for any Mortgage Loan, the current annual debt service (including interest allocable to payment of the Servicing Fee and principal) payable with respect to such Mortgage Loan during the 12-month period commencing on the Cut-off Date (assuming no principal prepayments occur).

         (5) "DSCR" or "Debt Service Coverage Ratio" means, with respect to any Mortgage Loan, (a) the Underwritten Cash Flow for the related Mortgaged Property divided by (b) the Annual Debt Service for such Mortgage Loan.

         (6) "Loan-to-Value Ratio" or "LTV" means, with respect to any Mortgage Loan, the principal balance of such Mortgage Loan as of the Cut-off Date divided by the Appraised Value of the Mortgaged Property securing such Mortgage Loan.

         (7) "Balloon LTV" for any Mortgage Loan is calculated in the same manner as LTV, except that the principal balance used to calculate the Balloon LTV has been adjusted to give effect to the amortization of such Mortgage Loan scheduled to take place prior to its maturity date.

         (8) "Balloon  Amount" for each  Mortgage Loan is equal to the principal
     amount,   if  any,   due  at  maturity,   taking  into  account   scheduled
     amortization, assuming no prepayments or defaults.

         (9) "Occupancy Rate" means the percentage of gross leasable area, rooms, units, beds, pads or sites of a Mortgaged Property that are leased or occupied. Occupancy rates are calculated within a recent period.

         (10) "Adjusted Annualized Year To Date Net Operating Income" as used herein, means the year to date net operating income as determined by [the Originator/Mortgage Loan Seller] divided by the number of months shown and multiplied by 12, adjusted by extraordinary expenditures during the period covered by the year to date financial information. Certain of such adjustments are described in the Financial Comments column in the table in Annex A.

         (11) Due to rounding, percentages may not add to 100% and amounts may not add to the indicated total.

                   Range of Cut-off Date Principal Balances

Range of Number Percent Aggregate Pct by Weighted Weighted Cut-off of by Number Cut-off Aggregate Average Average
Balances  Mortgage               Date      Cut-off Date Mortgage      DSCR(x)
           Loans               Principal    Principal      Rate
                                Balance      Balance




















                            Range of Mortgage Rates

Range of Number Percent Aggregate Pct by Weighted Weighted Mortgage of by Number Cut-off Aggregate Average Average
 Rates    Mortgage               Date      Cut-off Date Mortgage      DSCR(x)
           Loans               Principal    Principal      Rate
                                Balance      Balance

              Range of Remaining Term of Amortization (in Months)

   Range of    Number of Percent    Aggregate      Pct by     Weighted Weighted
  Remaining    Mortgage  by          Cut-off      Aggregate   Average  Average
  Amort (In      Loans    Number      Date      Cut-off Date  Mortgage DSCR(x)
   Months)                          Principal     Principal     Rate
                                     Balance       Balance


















Wtd Avg Term:



                            Range of Maturity Years

Year of Number Percent Aggregate Pct by Weighted Weighted Maturity of by Number Cut-off Aggregate Average Average
          Mortgage               Date      Cut-off Date Mortgage      DSCR(x)
           Loans               Principal    Principal      Rate
                                Balance      Balance

                        Range of Loan Origination Years

Year of   Number of  Percent   Aggregate      Pct by     Weighted    Weighted
 Origi-   Mortgage  by Number   Cut-off      Aggregate    Average     Average
 nation     Loans                 Date        Cut-off    Mortgage     DSCR(x)
                               Principal       Date         Rate
                                Balance      Principal
                                              Balance




















                                 Range of LTVs

Range of  Number    Percent    Aggregate      Pct by    Weighted     Weighted
  LTV        of    by Number    Cut-off     Aggregate    Average      Average
          Mortgage               Date      Cut-off Date Mortgage      DSCR(x)
           Loans               Principal    Principal      Rate
                                Balance      Balance


















Wtd Avg LTV:   %

                                Range of DSCRs

Range of Number Percent Aggregate Pct by Weighted Weighted DSCR(x) of by Number Cut-off Aggregate Average Average
          Mortgage               Date      Cut-off Date Mortgage      DSCR(x)
           Loans               Principal    Principal      Rate
                                Balance      Balance



















Wtd Avg DSCR:

                       Range of Property Age (in Years)

Range of Number Percent Aggregate Pct by Weighted Weighted Effective of by Number Cut-off Aggregate Average Average
Age of    Mortgage               Date      Cut-Off Date Mortgage      DSCR(x)
Property   Loans               Principal    Principal      Rate
                                Balance      Balance













Wtd Avg Age:

                         Types of Mortgaged Properties

          Number    Percent    Aggregate      Pct by    Weighted     Weighted
             of    by Number    Cut-off     Aggregate    Average      Average
          Mortgage               Date      Cut-off Date Mortgage      DSCR(x)
           Loans               Principal    Principal      Rate
Property                        Balance      Balance
  Type

              Geographic Distribution of the Mortgaged Properties

          Number    Percent    Aggregate      Pct by    Weighted     Weighted
             of    by Number    Cut-off     Aggregate    Average      Average
          Mortgage               Date      Cut-off Date Mortgage      DSCR(x)
           Loans               Principal    Principal      Rate
                                Balance      Balance
Property
Location









         Prepayment Lock-out/Premium Analysis (1)


                Percentage of Mortgage Pool by Prepayment
                   Restriction Assuming No Prepayments
           --------------------------------------------------
           --------------------------------------------------
           Curre12  24   36  48   60  72   84  96   108  120
           _____Mo.  Mo. Mo.  Mo. Mo. Mo.  Mo.  Mo. Mo. _______
Prepayment 1996 ________________________________________2006
Restrictions    19971998 19992000 20012002 20032004 2005
Lock-Out
Yield
Maintenance
Greater of
Yield

Maintenance
or

Percentage
Premium of:
   5.00%
and greater
   4.00%
to 4.99%
   3.00%
to 3.99%
   2.00%
to 2.99%
   1.00%
to 1.99%
Percentage
Premium:
   5.00%
and greater
   4.00 to
4.99%
   3.00 to
3.99%
   2.00 to
2.99%
   1.00 to
1.99%
Open
- -------------------------------------------------------------
TOTALS     100.0100.100.0100.100.0100.100.0100.100.0100.100.00%
Mortgage
Pool
Balance
 (in
millions)
% of
Initial
Pool
Balance (2)



- ------------------
(1) This table sets forth an analysis of the percentage of the declining balance of the Mortgage Pool that, on __________ ___, in each of the years indicated, will be within a Lock-out Period or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium or yield maintenance charge. The table was prepared generally on the basis of Scenario 1 described herein, except that it was assumed in preparing the table that no Mortgage Loan will be prepaid, voluntarily or involuntarily. See
     Annex B for more detailed information regarding prepayment provisions of the Mortgage Loans.

(2) Represents the percentage of the Initial Pool Balance that will remain outstanding at the indicated date based upon the assumptions used in preparing this table.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the close of business on the Cut-off Date, as adjusted for scheduled principal payments due on the Mortgage Loans on or before the Cut-off Date. Prior to the issuance of the Certificates, one or more Mortgage Loans may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans [or mortgage loan participations] may be included in the Mortgage Pool prior to the issuance of the Certificates, unless including such mortgage loans [or mortgage loan participations] would materially alter the characteristics of the Mortgage Pool as described herein. Accordingly, the range of Mortgage Rates and maturities, as well as the other characteristics of the Mortgage Loans constituting the Mortgage Pool at the time the Certificates are issued may vary from those described herein.

     A Current Report on Form 8-K (the "Form 8-K") will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Certificates. The Form 8-K will be available to Certificateholders of the related Series promptly after its filing. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

Investment in Commercial and Multifamily Mortgage Loans

[Disclosure will vary based on the particular Mortgage
Pool.]

     Borrower Default; Non-recourse Mortgage Loans. The Mortgage Loans are not insured or guaranteed by any governmental entity, by any private mortgage insurer or by the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or any of their respective affiliates. However, as more fully described under "--General" above and "THE POOLING AND SERVICING AGREEMENT--Representations and Warranties; Repurchase," the Mortgage Loan Seller will be obligated to repurchase a Mortgage Loan if certain of its representations or warranties concerning such Mortgage Loan are breached. However, there can be no assurance that it will be in a financial position to effect such repurchase. See "THE MORTGAGE LOAN SELLER" herein. [The Mortgage Loan Seller generally will have the right to require the Originator to repurchase such Mortgage Loan if a representation or warranty in the agreement pursuant to which the Mortgage Loan Seller acquired such Mortgage Loan is also breached. Since Midland is both the Originator of [___] of the Mortgage Loans and the Master Servicer, the ability of Midland to perform its obligations as Master Servicer under the Pooling and Servicing Agreement may be jeopardized if it incurs significant liabilities as an Originator for the repurchase of Mortgage Loans as to which there has been a breach of a representation or warranty.]

     [ ] of the Mortgage Loans are fully recourse loans, while [___] of the Mortgage Loans are non-recourse loans, which means that in the event of a borrower default, recourse may be had only against the specific Mortgaged
Property and other assets, if any, that have been pledged to secure such Mortgage Loan, and not to any other of the borrower's assets. Consequently, payment of each Mortgage Loan prior to maturity is dependent primarily on the sufficiency of the net operating income of the related Mortgaged Property and payment at maturity (whether at scheduled maturity or, in the event of a default under the Mortgage Loan, upon the acceleration of such maturity) is dependent primarily upon the then market value of the Mortgaged Property.

     [With respect to [     ] of the Mortgage Loans
representing approximately [   ]% of the Initial Pool
Balance, [the Originator] obtained the unconditional
guaranty of the corporate parent company of the related
borrower of the obligations of such borrower in
connection with such Mortgage Loan.  The Master Servicer
or the Special Servicer, as applicable, on behalf of the Trustee and Certificateholders, will be entitled to enforce the terms of such guaranty. The guaranty is intended to encourage the performance by the related borrower or the guarantor of the obligations to which the guaranty relates. However, the guarantor under such guaranty may have limited assets and there can be no assurance that such guarantor will have sufficient assets to support its obligation under such guaranty. In addition, any action to enforce such guaranty will likely involve significant expense and delays to the Trust Fund and may not be enforceable if the related guarantor should become the subject of a bankruptcy, insolvency, reorganization, moratorium or other similar proceedings. Furthermore, in some states, actions against guarantors may be limited by anti-deficiency legislation.]

     Commercial and Multifamily Lending Generally. Commercial and multifamily lending generally is viewed as exposing a lender to a greater risk of loss than one-to-four family residential lending. Commercial and multifamily lending typically involves larger loans to single obligors than one-to-four family residential lending and therefore provides lenders with less diversification of risk and has the potential for greater losses resulting from the delinquency and/or default of individual loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such properties. As noted above, [ ] of the Mortgage Loans are non-recourse loans, the payment of which is dependent primarily upon the sufficiency of the net operating income of the related Mortgaged Property and the market value of such Mortgaged Property.

     Commercial and multifamily property values and net operating income are subject to volatility. There can be no assurance that historical operating results will be comparable to future operating results. Net operating income may be reduced, and the borrower's ability to repay a Mortgage impaired, as a result of an increase in vacancy rates for the Mortgaged Property, a decline in rental rates as leases are renewed or entered into with new tenants, an increase in operating expenses of the Mortgaged Property and/or an increase in capital expenditures needed to maintain the Mortgaged Property and make needed improvements. The income from and market value of a Mortgaged Property may be adversely affected by such factors as changes in the general economic climate, local conditions such as an oversupply of space or a reduction in demand for real estate in the area, attractiveness to tenants and guests, perceptions regarding a property's safety, convenience and services, and competition from other available space. Real estate values and income are also affected by such factors as government regulations and changes in real estate, zoning or tax laws, a property owner's willingness and ability to provide capable management, changes in interest rate levels, the availability of financing and potential liability under environmental and other laws.

         a. Aging and Deterioration of Commercial and Multifamily Properties. The age, construction quality and design of a particular property may affect the occupancy level as well as the rents that may be charged for individual leases or, in the case of [the Congregate Care Properties], [the Nursing Home
Properties] and [the Hotel Properties], the amounts that customers may be charged for the occupancy thereof. The effects of poor construction quality are likely to increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if the property managers do not schedule and perform adequate maintenance in a timely fashion. If, during the term of a Mortgage Loan, properties of a similar type are built in the area where the property securing such Mortgage Loan is located or other similar properties in such area are substantially updated and refurbished during that time, the value of such property could be reduced.

         b. Leases. Income from and the market value of the Mortgaged Properties would be adversely affected if vacant space in the Mortgaged Properties could not be leased for a significant period of time, if tenants were unable to meet their lease obligations or if, for any other reason, rental payments could not be collected. If a significant portion of a Mortgaged Property is leased to a single tenant, the consequences of a failure of such tenant to perform its obligations under the related lease, or the failure of the borrower to relet such portion of such Mortgaged Property in the event that such tenant vacates (either as a result of a default by the tenant or the expiration of the term of the lease), will be more pronounced than if such Mortgaged Property were leased to a greater number of tenants. See "--Tenant Matters" herein. Upon the occurrence of an event of default by a tenant, delays and costs in enforcing the lessor's rights could occur. Repayment of the Mortgage Loans may be affected by the expiration or termination of space leases and the ability of the related borrowers to renew the leases or relet the space on economically favorable terms. No assurance can be given that leases that expire can be renewed, or that the space covered by leases that expire or are terminated can be leased at comparable rents, or on comparable terms, or in any timely manner, or at all. Certain tenants at the Mortgaged Properties may be entitled to terminate their leases or reduce rents under their leases if an anchor tenant ceases operations at the related Mortgaged Property. In such cases, there can be no assurance that any such anchor tenants will maintain operations at the related Mortgaged Properties.

         c. Competition. Other [multifamily residences], [retail centers], [office buildings], [nursing homes], [congregate care facilities], [warehouse facilities], [industrial properties], [self-storage facilities], [hotels] and [mobile home parks] located in the areas of the Mortgaged Properties compete with the Mortgaged Properties of such types to attract [residents], [retailers], [customers], [tenants] and [guests]. In addition, tenants at the Mortgaged Properties that have retail space face competition from discount shopping centers and clubs, factory outlet centers, direct mail and telemarketing. Increased competition could adversely affect income from and the market value of the Mortgaged Properties.

         d. Quality of Management. The successful operation of the Mortgaged Properties is also dependent on the performance of the property manager of such Mortgaged Property. The property manager is responsible for responding to changes in the local market, planning and implementing the rental rate structure, including establishing levels of rent payments, and advising the related borrower so that maintenance and capital improvements can be carried out in a timely fashion.

     [Risks Particular to Nursing Homes and Congregate Care Facilities. The Mortgage Pool contains [ ] Mortgage Loans, Loan ##[ ], which represent approximately [ ]% of the Initial Pool Balance, secured by Mortgages on congregate care facilities. The Mortgage Pool contains [ ] Mortgage Loans, Loan ##[ ], which represent approximately [ ]% of the Initial Pool Balance, secured by Mortgages on nursing homes. Nursing homes provide long term around-the-clock residential health care services to residents who require a lower level of care than that provided by an acute care hospital, but a higher level of care than that provided in a non-institutional home-like setting. Congregate care facilities provide housing and limited services such as meal programs to the "well elderly." Loans secured by liens on properties of these types pose additional risks not associated with loans secured by liens on other types of income-producing real estate.

     Providers of long-term nursing care and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent they are dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of a borrower under a Nursing Home Loan to maintain or renew any required license or regulatory approval could prevent it from continuing operations at the related Nursing Home Property or, if applicable, bar it from participation in government reimbursement programs.

     Nursing home facilities may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and from time to time Congress has considered various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to reimburse fully the cost of caring for program beneficiaries. If not, net operating income of the Nursing Home Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Additionally, the continued operation of a nursing home facility subsequent to a foreclosure is dependent upon the proposed operator satisfying all applicable legal requirements, such as processing the required license to operate such facility and/or dispense required pharmaceuticals.

     Congregate care retirement residences generally do not require licensing by state or federal regulatory agencies and do not qualify for payments under the federal Medicare program or state Medicaid programs. However, congregate care retirement residences are required to be licensed by a state or municipal authority to provide food service. The failure of a borrower under a Congregate Care Loan to maintain or renew any required license could impair its ability to generate operating income.

     The operators of such nursing homes and congregate care facilities are likely to compete on a local and regional basis with others that operate similar facilities. Some of their competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Nursing Home Property or Congregate Care Property will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care.]

     [Risks Particular to Self-Storage Facilities. The Mortgage Pool contains [ ] Mortgage Loans, Loan ##[______], which represent approximately [ ]% of the Initial Pool Balance, secured by Mortgages on self-storage facilities. The conversion of self-storage facilities to alternative uses generally requires substantial capital expenditures. Thus, if the operation of any of the Self-Storage Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors such that the related borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that Self-Storage Property may be substantially less, relative to the amount owing on the related Mortgage Loan, than would be the case if the Self-Storage Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access may heighten environmental risks. The environmental assessments discussed herein did not include an inspection of the contents of the self-storage units included in the Self-Storage Properties and there is no assurance that all of the units included in the Self-Storage Properties are free from hazardous substances or other pollutants or contaminants or will remain so in the future. See "--Environmental Risks" below.]

     [Risks Particular to Hotel Properties. [ ] of the Mortgage Loans, Loan ##[ ], representing approximately [ ]% of the Initial Pool Balance, are secured by Mortgages on Hotel Properties. These Mortgaged Properties are subject to operating risks common to the hotel industry. These risks include, among other things, competition from other hotels, over-building in the hotel industry that has adversely affected occupancy and daily room rates, increases in operating costs (which increases may not necessarily in the future be offset by increased room rates), dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel and adverse effects of general and local economic conditions. These factors could adversely affect the related borrower's ability to make payments on the related Mortgage Loans. The hotel industry is seasonal in nature. This seasonality can be expected to cause periodic fluctuations in the related borrower's revenues.

     Hotel Properties may present additional risks as compared to the other property types in that: (i) hotels are typically operated pursuant to franchise, management and operating agreements that may be terminable

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by the franchisor,  the manager or the operator;  (ii) the  transferability of a hotel's operating, liquor and other licenses to the entity acquiring a hotel either through purchase or foreclosure is subject to the vagaries of local law requirements; and (iii) because of the expertise and knowledge required to run hotel operations, foreclosure and a change in ownership (and consequently of management) may have an especially adverse effect on the perception of the public and the industry (including franchisors) concerning the quality of a hotel's operations.]

     [[ ] of the Hotel Properties, Loan ##[ ], are [ ] franchises. The continuation of the franchise is subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the Hotel Properties to maintain such standards or adhere to such other terms and conditions could result in the loss or cancellation of the franchise licenses. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of certain capital expenditures that the related borrower determines are too expensive or are otherwise unwarranted in light of general economic conditions or the operating results or prospects of the affected hotels. In that event, the related borrower may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the related borrower may seek to obtain a suitable replacement franchise or to operate such Hotel Property independent of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or the underlying value of the hotel covered by the franchise because of the loss of associated name recognition, marketing support and decentralized reservation systems provided by the franchisor.]

     [Risks Particular to Mobile Home Parks. [ ] of the Mortgage Loans, Loan ##[ ], representing approximately [ ]% of the Initial Pool Balance, are secured by Mortgages on Mobile Home Park Properties. A mobile home park is a residential subdivision designed and improved with home sites that are leased to residents for the placement of mobile homes and related improvements. Mobile homes are detached, single- family homes that are produced off-site by manufacturers and installed within the community. [All] of the Mobile Home Park Properties are located in developed areas that include other mobile home parks. The number of competitive mobile home parks in a particular area could have a material adverse effect on the related borrower's ability to lease sites at the property and on the rents charged for such sites. In addition, other forms of multi-family residential properties and single-family housing provide housing alternatives to potential residents of mobile home parks.

     Laws and regulations have been adopted by certain states and municipalities specifically regulating the ownership and operation of mobile home parks.
Included as part of certain of these laws and regulations are provisions imposing restrictions on the timing or amount of rental increases and granting to residents a right of first refusal on sales of their community by the owner to a third party. Laws and regulations relating to the ownership and operation of mobile home parks could adversely affect a related borrower by limiting its ability to increase rents or recover increases in operating expenses or by making it more difficult in certain circumstances to refinance the related Mortgage Loan or to sell the Mortgaged Property for purposes of making any Balloon Payment due upon the maturity of such Mortgage Loan.]

     Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Principal Balances that are substantially higher than the average Cut-off Date Principal Balance. The largest single Mortgage Loan has a Cut-off Date Principal Balance that represents approximately [ ]% of the Initial Pool Balance; [provided, however, that [ ] of the Mortgage Loans, which are cross-collateralized and cross-defaulted, when considered together, have a Cut-off Date Principal Balance that represents approximately [ ]% of the Initial Pool Balance]. The [ ] largest Mortgage Loans have Cut-off Date Principal Balances that represent in the aggregate approximately [ ]% of the Initial Pool Balance.

     [The Mortgage Pool consists of [ ] Mortgage Loans to [ ] separate borrowers. [ ] of the Mortgage Loans were made to borrowers that are affiliated with the borrower of another Mortgage Loan.

However, no set of Mortgage Loans made to a single group of affiliated borrowers constitutes more than approximately [ ]% of the Initial Pool Balance. [ ] of such Mortgage Loans (which together represent approximately [ ]% of the Initial Pool Balance) are cross-collateralized and cross-defaulted with the Mortgage Loan made to the related affiliated borrower. See "--Limitations on Enforceability of Cross-Collateralization" below. In addition, with respect to [ ] of the Mortgage Loans, the sole tenant of the related Mortgaged Property is affiliated with the related borrower under each such Mortgage Loan.]

     In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool than would be the case if the aggregate balance of such pool were more evenly distributed. Concentrations of Mortgage Loans with the same borrower or related borrowers can also pose increased risks. For example, if one borrower that owns or controls several Mortgaged Properties experiences financial difficulty resulting from the unprofitability of one Mortgaged
Property, such financial difficulty could cause defaults with respect to the Mortgage Loans secured by the other Mortgaged Properties owned or controlled by that borrower. Such borrower could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

     Tax Considerations Related to Foreclosure. If the Trust Fund were to acquire a Mortgaged Property subsequent to a default on the related Mortgage Loan pursuant to a foreclosure or deed-in-lieu of foreclosure, the Special Servicer would be required under certain circumstances to retain an independent contractor to operate and manage such Mortgaged Property. Any net income from such operation and management, other than qualifying "rents from real property," or any rental income based on the net profits of a tenant or sub- tenant or allocable to a service that is non-customary in the area and for the type of building involved, will subject the Lower-Tier REMIC to federal (and possibly state or local) tax on such income at the highest marginal corporate rate (currently 35%), thereby reducing net proceeds available for distribution to Certificateholders. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests," "--Taxation of the REMIC" and "--Taxation of Holders of Residual Certificates" in the Prospectus.

     Risk of Different Timing of Mortgage Loan Amortization. If and as principal payments or prepayments are made on the Mortgage Loans at different rates, depending upon the amortization schedule and maturity of each Mortgage Loan, the remaining Mortgage Pool will be subject to more concentrated risk with respect to the diversity of types of properties and with respect to the number of borrowers.

     Because principal on the Certificates is payable in sequential order, and no Class receives principal until the Certificate Balance of the preceding Class or Classes has been reduced to zero [(other than any amounts distributable pursuant to priority [ ] of the Available Funds Allocation)], Classes that have a later sequential designation are more likely to be exposed to the risk of concentration discussed in the preceding paragraph than Classes with higher sequential priority.

     Geographic Concentration. Repayments by borrowers and the market values of the Mortgaged Properties could be affected by economic conditions generally or in regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate markets where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, acts of nature (which may result in uninsured losses) and other factors that are beyond the control of the borrowers. The Mortgaged Properties are located in [ ] states [and the District of Columbia.] [ ] of the Mortgage Loans, which represent approximately [ ]% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in [___________], [ ] of the Mortgage Loans, which represent approximately [ ]% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in [ ]. The remaining Mortgaged Properties are located throughout [ ] other states [and the District of Columbia,] and not more than [ ]% of the Initial Pool Balance is secured by Mortgaged Properties located in any individual state among those other states [or the District of Columbia].

     The economy of any state or region in which a Mortgaged Property is located may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such state or region. Moreover, in recent periods, several regions of the United States have experienced significant downturns in the market value of real estate. To the extent that general economic or other relevant conditions in states or regions in which concentrations of Mortgaged Properties securing significant portions of the aggregate principal balance of the Mortgage Loans are located decline and result in a decrease in commercial property, housing or consumer demand in the region, the income from and market value of the Mortgaged Properties may be adversely affected.

     Environmental Risks. Under various federal, state and local laws, ordinances and regulations, a current or previous owner or operator of real property, as well as certain other categories of parties, may be liable for the costs of removal or remediation of hazardous or toxic substances on, under, adjacent to or in such property. The environmental condition of nonresidential properties may be affected by the business operation of tenants and occupants of the properties. In addition, current and future environmental laws, ordinances or regulations, including new requirements developed by federal agencies pursuant to the mandates of the Clean Air Act Amendments of 1990, may impose additional compliance obligations on business operations that can be met only by significant capital expenditures.

     Secured lenders may be exposed to the following risks: (i) a diminution in the value of a Mortgaged Property or the inability to foreclose against such Mortgaged Property; (ii) the potential that the borrower may default on a Mortgage Loan due to the borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws; or (iii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such Mortgaged Property.

     Under the laws of certain states and federal law, failure of a property owner to perform remediation of certain environmental conditions can give rise to a lien on the related property to ensure the reimbursement of remedial costs incurred by state and federal regulatory agencies. In several states such lien has priority over the lien of an existing mortgage. Any such lien arising with respect to a Mortgaged Property would adversely affect the value of such Mortgaged Property as collateral for the related Mortgage Loan and could make impracticable the foreclosure by the Special Servicer on such Mortgaged Property in the event of a default by the borrower of its obligations under the related Mortgage Loan.

     The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. Under some environmental laws, a secured lender (such as the Trust Fund) may be liable, as an "owner" or "operator," for the costs of responding to a release or threat of a release of hazardous substances on or from a borrower's property if the lender is deemed to have participated in the management of the borrower, regardless of whether a previous owner caused the environmental damage. One court has held that a lender will be deemed to have participated in the management of the borrower if the lender participates in the financial management of the borrower to a degree indicating the capacity to influence the borrower's treatment of hazardous waste. The Trust Fund's potential exposure to liability for cleanup costs will increase if the Trust Fund actually takes possession of a Mortgaged Property or control of its day-to-day operations; such potential exposure to environmental liability may also increase if a court grants a petition to appoint a receiver to operate the Mortgaged Property in order to protect the Trust Fund's collateral. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks" in the Prospectus.

     Certain federal, state and local laws, regulations and ordinances govern the removal, encapsulation or disturbance of asbestos-containing materials ("ACMs") in the event of the remodeling, renovation or demolition of a building. Such laws, as well as common law standards, may impose liability for releases of ACMs and may allow third parties to seek recovery from owners or operators of real properties for personal injuries associated with such releases. In addition, federal law requires that building owners inspect their facilities for ACMs and transfer all information regarding ACMs in their facilities to successive owners.

     The United States Environmental Protection Agency (the "EPA") has concluded that radon gas, a naturally occurring substance, is linked to increased risks of lung cancer. Although there are no current federal or state requirements mandating radon gas testing, the EPA and the United States Surgeon General recommend testing residences for the presence of radon and that abatement measures be undertaken if radon concentrations in indoor air meet or exceed four picocuries per liter. [The Originator required testing for radon gas only in connection with the origination of certain of the Multifamily Loans.]

     The Residential Lead-Based Paint Hazard Reduction Act of 1992 (the "Lead Paint Act") requires federal agencies to promulgate regulations that will require owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-paint hazards. The Lead Paint Act creates a private right of action with treble damages available for any failure to so notify. Federal agencies have issued regulations delineating the scope of this disclosure obligation to take effect in September of 1996 for owners of more than four residential dwellings and December of 1996 for owners of one to four residential dwellings. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning, and the owner of a property where such circumstances exist may be held liable for such injuries. Finally, federal law mandates that detailed worker safety standards must be complied with where construction, alteration, repair or renovation of structures that contain lead, or materials that contain lead, is contemplated. [The Originator required testing for lead-based paint only in connection with the origination of Multifamily Loans with respect to Mortgaged Properties with improvements constructed prior to [ ]].

     Underground storage tanks ("USTs") are, and in the past have been, frequently located at properties used for industrial, retail and other business purposes. Federal law, as well as the laws of most states, currently require USTs used for the storage of fuel or hazardous substances and waste to meet certain standards designed to prevent releases from the USTs into the environment. USTs installed prior to the implementation of these standards, or that otherwise do not meet these standards, are potential sources of contamination to the soil and groundwater. Land owners may be liable for the costs of investigating and remediating soil and groundwater contamination that may emanate from leaking USTs.

     The Pooling and  Servicing  Agreement  requires  that the Special  Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto on behalf of the Trust Fund or assuming its operation. Such requirement may effectively preclude enforcement of the security for the related Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable under any environmental law. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability under environmental laws. See "THE POOLING AND SERVICING AGREEMENT--Realization Upon Mortgage Loans--Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks" in the Prospectus.

     [All] of the Mortgaged Properties have been subject to environmental site assessments within [___] months preceding the Cut-off Date. Environmental site assessments with respect to [each] Mortgaged Property were obtained by the applicable Originator within [ ] months prior to the respective date of origination of the related Mortgage Loan. Other than as described below, the assessments did not reveal the existence of conditions or circumstances respecting the Mortgaged Properties that would constitute or result in a material violation of applicable environmental law, impose a material constraint on the operation of such Mortgaged Properties, require any material change in the use thereof, require clean-up, remedial action or other response with respect to hazardous materials on or affecting such Mortgaged Properties under any applicable environmental law, with the exception of conditions or circumstances (a) that such assessments indicated could be cleaned up, remediated or brought into compliance with applicable environmental law by the taking of certain actions and (b) either for which (i) a hold-back or other escrow of funds in an amount not less than the cost of taking such clean-up, remediation or compliance actions as estimated in such assessments has been created, which funds will not be released until such clean-up, remediation or compliance actions have been taken, (ii) an environmental insurance policy in an amount satisfactory to the Originator has been obtained by the related borrower or an indemnity for such costs has been obtained from a potentially culpable party or (iii) such clean up, remediation or compliance actions have been completed in compliance with applicable environmental law prior to the closing of such Mortgage Loan. Investors should understand that the results of the environmental site assessments do not constitute an assurance or guarantee by the Depositor, the Mortgage Loan Seller, the borrowers, the environmental consultants or any other person as to the absence or extent of the existence of any environmental condition on the Mortgaged Properties that could result in environmental liability. Given the scope of the environmental site assessments, an environmental condition that affects a Mortgaged Property may not be discovered or its severity revealed during the course of the assessment. Further, no assurance can be given that future changes in applicable environmental laws, the development or discovery of presently unknown environmental conditions at the Mortgaged Properties or the deterioration of existing conditions will not require material expenses for remediation or other material liabilities.

     [In  the  case  of [ ]  of  the  Mortgaged  Properties,  the  environmental
assessments  revealed  the  existing  or  potential   environmental   conditions
described below.] [Describe any known environmental conditions.]

     Balloon Payments; Optional Acceleration. All but [ ] of the Mortgage Loans are Balloon Loans that will have substantial payments (that is, Balloon Payments) due at their stated maturities, unless previously prepaid. Balloon Loans involve a greater risk of default to the lender than self-amortizing loans, because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the related Mortgaged Property or to sell such Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment. The ability of a borrower to accomplish either of these goals will be affected by a number of factors at the time of attempted sale or refinancing, including the level of available mortgage rates, the fair market value of the related Mortgaged Property, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for multifamily or commercial properties (as the case may be) generally.

     [The Mortgage Loan documents with respect to [ ] of the Mortgage Loans grant the mortgagee an option to accelerate the maturity of such Mortgage Loans. [Describe terms of such options.] Under the Pooling and Servicing Agreement, the Master Servicer or the Special Servicer, as applicable, will be required to exercise each such option to accelerate the maturity of each such Mortgage Loan on the earliest date permitted under the related Mortgage Loan Documents. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" herein. Notwithstanding such exercise, there can be no assurance that the related borrowers will repay such Mortgage Loans upon the acceleration of the maturity dates thereunder. As noted above, the ability of a borrower to make such a payment typically will depend upon its ability either to refinance the related Mortgaged Property or to sell such Mortgaged Property at a price sufficient to permit the borrower to make the payment. Furthermore, there can be no assurance that a related borrower will not raise equitable or other legal defenses to the enforcement by the Master Servicer of the maturity acceleration provisions described above. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.]

     Other Financing. [As of the origination date of [ ] of the Mortgage Loans, representing approximately [ ]% of the Initial Pool Balance, the related Mortgaged Properties were subject to subordinate mortgage liens in the principal amount of $[ ] held by a third party unrelated to the related borrower, which liens were fully subordinated to such Mortgage Loans. The related Mortgage Loan documents for such

Mortgage Loans prohibit any payments under such subordinate financing during any period of a default under the related Mortgage Loan.] [As of the respective origination dates of [ ] of the Mortgage Loans, the related Mortgaged Properties were subject to subordinate wraparound mortgage liens held by a prior owner of the related Mortgaged Properties, which liens were fully subordinated to the related Mortgage Loans]. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Secondary Financing; Due-on-Encumbrance Provisions" in the Prospectus.

     In general, the borrowers are prohibited from encumbering the related Mortgaged Property with additional secured debt or the mortgagee's approval is required for such an encumbrance, except as set forth herein. However, a violation of such prohibition may not become evident until the related Mortgage Loan otherwise becomes defaulted. [The Mortgage Loan documents with respect to [ ] of the Mortgage Loans permit the related borrower to grant a subordinate mortgage in favor of a third party.] [Describe any limitations on such right.] See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Secondary Financing; Due-on-Encumbrance" in the Prospectus.

     In cases in which one or more junior liens are imposed on a Mortgaged Property or the borrower incurs other indebtedness, the Trust Fund is subject to additional risks, including, without limitation, the risks that the borrower may have greater incentives to repay the junior or unsecured indebtedness first and that it may be more difficult for the borrower to refinance the Mortgage Loan or to sell the Mortgaged Property for purposes of making any Balloon Payment upon the maturity of the Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Secondary Financing; Due-on-Encumbrance Provisions" in the Prospectus.

     Delinquencies.  As of the Cut-off Date, no Mortgage
Loan was more than [   ] days delinquent in respect of
any Monthly Payment.

     Bankruptcy of Borrowers. The borrowers have generally not been formed with the intent that they be bankruptcy-remote entities and no assurance can be given that a borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or member will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or member. [Unlike the case in some other types of securitized offerings, the borrowers are operating businesses that contract with other entities to perform services or purchase goods for or related to the Mortgaged Properties and may, because of these activities, be more susceptible to suit by various claimants than the borrowers involved in such other offerings. Investors should be aware that, particularly in view of the operational nature of the Mortgaged Properties, the borrowers may become insolvent or become the subject of a voluntary or involuntary bankruptcy case.] See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Bankruptcy Laws" in the Prospectus.

     Limitations of Appraisals and Engineering Reports. In general, appraisals represent the analysis and opinion of qualified experts and are not guarantees of present or future value. Moreover, appraisals seek to establish the amount a typical motivated buyer would pay a typical motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a Mortgaged Property under a distress or liquidation sale. Information regarding the values of the Mortgaged Properties as of the Cut-off Date is presented under "--Certain Characteristics of the Mortgage Pool" above for illustrative purposes only.

     The architectural and engineering reports represent the analysis of the individual engineers or site inspectors at or before the origination of the respective Mortgage Loans, have not been updated since they were originally conducted and may not have revealed all necessary or desirable repairs, maintenance or capital improvement items.

     [Zoning Compliance. Due to changes in applicable building and zoning ordinances and codes ("Zoning Laws") affecting certain of the Mortgaged Properties that have come into effect since the construction of improvements on such Mortgaged Properties and to other reasons, certain improvements may not comply fully with current Zoning Laws, including, without limitation, density, use, parking and set back requirements. In such cases, the Originator has received assurances that such improvements qualify as permitted non-conforming uses. Such changes may limit the ability of the related borrower to rebuild or utilize the premises "as is" in the event of a substantial casualty loss with respect thereto.]

     [Describe generally any known non-conforming uses.]

     Costs of Compliance with Americans with Disabilities Act. Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. To the extent the Mortgaged Properties do not comply with the ADA, borrowers are likely to incur costs of complying with the ADA. Noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Americans With Disabilities Act" in the Prospectus.

     [Limitations on Enforceability of Cross-Collateralization. [ ] of the Mortgage Loans, each of which was made to a borrower that is affiliated with the borrower under another Mortgage Loan (the "Cross-Collateralized Loans" identified in Annex A as Loan ##[ ]) are cross-collateralized and cross-defaulted with one or more related Cross-Collateralized Loans. This arrangement is designed to reduce the risk that the inability of an individual Mortgaged Property securing a Cross-Collateralized Loan to generate net operating income sufficient to pay debt service thereon will result in defaults (and ultimately losses). The arrangement is based on the belief that the risk of default is reduced by making the collateral pledged to secure each related Cross-Collateralized Loan available to support debt service on, and principal repayment of, the aggregate indebtedness evidenced by the related Cross-Collateralized Loans.

     Such arrangements, however, could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of such borrowers if one or more of such borrowers were to become a debtor in a bankruptcy case. With respect to the Cross-Collateralized Loans, (a) Loan # and Loan # were both made to the same borrower and (b) Loan # and Loan # were made to affiliated borrowers. Generally, under federal and most state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property (including the granting of a mortgage lien) by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and (i) was insolvent or was rendered insolvent by such obligation or transfer, (ii) was engaged in a business or a transaction, or was about to engage in a business or a transaction, for which properties remaining with the person constitute an unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts that would be beyond the person's ability to pay as such debts matured. Accordingly, a lien granted by any such borrower could be avoided if a court were to determine that (x) such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured and (y) the borrower did not, when it allowed its Mortgaged Property to be encumbered by the liens securing the indebtedness represented by the other Cross-Collateralized Loans, receive fair consideration or reasonably equivalent value for pledging such Mortgaged Property for the equal benefit of the other related borrowers. No assurance can be given that a lien granted by a borrower on a Cross-Collateralized Loan to secure the Mortgage Loan of an affiliated borrower, or any payment thereon, would not be avoided as a fraudulent conveyance.]

     Tenant Matters.  [                     ] Retail
Properties, which represent security for approximately
[   ]% of the Initial Pool Balance, are leased wholly or
in large part to a single tenant or are wholly or in large part owner-occupied (each such retail tenant or owner-occupier, a "Major Tenant"). Generally, such Major

Tenants do not have investment-grade credit ratings, and there can be no assurance that such Major Tenants will continue to perform their obligations under their respective leases (or, in the case of owner-occupied Mortgaged Properties, under the related Mortgage Loan documents). Any default by a Major Tenant could adversely affect the related borrower's ability to make payments on the related Mortgage Loan. The following chart contains certain information with respect to such Major Tenants, including, if available, the credit rating and trading symbol (to the extent applicable) of each such Major Tenant.

===================================================================
                                                           Cut-off
                                    Lease                   Date
                         Type of    Expiratio  Comments    Principal
 Loan #    Property Name   Lease      Date   n             Balance
- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

- -------------------------------------------------------------------

===================================================================

[As used in the foregoing chart, the term "Triple Net" generally means a lease under which the tenant is required to pay all real estate taxes and assessments, liability and casualty insurance premiums and non-structural (and in certain cases, structural) maintenance costs in respect of the related Mortgaged Property. The related borrower's obligation as landlord under each Triple Net lease may vary significantly from lease to lease.]

     Contracts for Deed and Purchase Options. [Describe terms of any contracts for deeds or purchase options granted to borrowers.]

     [Ground Leases. [ ] Mortgage Loans, representing approximately [ ]% of the Initial Pool Balance, are secured, wholly or in part, by [first] mortgage liens on the related borrower's leasehold interest in all or part of the related Mortgaged Property. The related ground leases expire no earlier than [ ]. With respect to [all] such ground leases, the related ground lessor has agreed to afford [the mortgagee] certain notices and rights with respect to such ground leases, including without limitation, cure rights with respect to breaches of the related ground lease by the related borrower. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Leasehold Risks" in the Prospectus.]

     [Borrower Escrows and Reserve Accounts. In a number of the Mortgage Loans, the related borrower was required to establish one or more Reserve Accounts for necessary repairs and replacements, tenant improvements and leasing commissions, real estate taxes and assessments, insurance premiums, deferred maintenance and/or scheduled capital improvements or as reserves against delinquencies in Monthly Payments.]

     Modifications. [None] of the Mortgage Loans have been modified in any material manner since their origination in connection with any default or threatened default on the part of the related borrower. [Describe any other modifications that have been made.] Any future modifications would be subject to the conditions and requirements contained in the Pooling and Servicing Agreement.

     Litigation. There may be legal proceedings pending and, from time to time, threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. There can be no assurance that such litigation will not have a material adverse effect on any borrower's ability to meet its obligations under the related Mortgage Loan and, thus, on the distributions to Certificateholders.


                 THE MORTGAGE LOAN SELLER

     The Mortgage Loan Seller is a Missouri corporation and a special purpose subsidiary of Midland, formed for the purpose of holding mortgage loans such as the Mortgage Loans from the time of origination thereof through the time of securitization or other disposition thereof.

     The information concerning the Mortgage Loan Seller set forth above has been provided by the Mortgage Loan Seller, and none of the Depositor, the Trustee or the Underwriter makes any representation or warranty as to the accuracy thereof.


                    THE MASTER SERVICER

     Midland Loan Services, L.P. ("Midland") was organized under the laws of the state of Missouri in 1992 as a limited partnership. Midland is a real estate financial services company which provides loan servicing and asset management for large pools of commercial and multifamily real estate assets and which originates commercial real estate loans. Midland's address is 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105.

     As of [ ], 1996, Midland and its affiliates were responsible for the servicing of approximately [ ] commercial and multifamily loans with an aggregate principal balance of approximately $[ ] billion, the collateral for which is located in all 50 states. With respect to such loans, approximately [ ] loans with an aggregate principal balance of approximately $[ ] billion pertain to commercial and multifamily mortgage-backed securities issued in [ ] securitization transactions. Property type concentrations within the portfolio include multifamily, office, retail, hotel/motel and other types of income producing properties. Midland and its affiliates also provide commercial loan servicing for newly- originated loans and loans acquired in the secondary market on behalf of issuers of commercial and multifamily mortgage-backed securities, financial institutions and private investors.

     Midland has been approved as a master and special servicer for investment grade commercial and multifamily mortgage-backed securities by Fitch and Standard & Poor's. Midland is ranked "Above Average" as a commercial mortgage servicer and asset manager by Standard & Poor's, and "Acceptable" as a master servicer and "Above Average" as a special servicer by Fitch. Standard & Poor's rates commercial mortgage servicers and special servicers in one of five rating categories: Strong, Above Average, Average, Below
Average and Weak. Fitch rates special servicers in one of five categories: Superior, Above Average, Average,
Below Average and Unacceptable. Fitch rates master servicers as Acceptable or Unacceptable.

     The information concerning the Master Servicer set forth above has been provided by Midland and none of the Depositor, the Trustee or the Underwriter makes any representation or warranty as to the accuracy thereof.

                   THE SPECIAL SERVICER

     It is anticipated that [____________] (the "Special Servicer"), a [____________] corporation and a wholly owned subsidiary of [______________], will serve as the Special Servicer and in such capacity will be responsible for servicing the Specially Serviced Mortgage Loans. The principal executive office of the Special Servicer are located at [_______________].

[Describe the Special Servicer]

     The information concerning the Special Servicer set forth above has been provided by the Special Servicer and none of the Depositor, the Trustee, the Master Servicer or the Underwriter makes any representation or warranty as to the accuracy thereof.

              DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will consist of [___] Classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates, [the Class [EC] Certificates,] [the Class [PO] Certificates,] [the Class [IO] Certificates,] the Class R Certificates and the Class LR Certificates. Only the Class A, Class B and Class [___] Certificates are offered hereby. The Pooling and Servicing Agreement will be included as part of the Form 8-K to be filed with the Commission within 15 days after the Closing Date. See "THE POOLING AND SERVICING AGREEMENT" herein and "DESCRIPTION OF THE CERTIFICATES" and "SERVICING OF THE MORTGAGE LOANS" in the Prospectus for more important additional information regarding the terms of the Pooling and Servicing Agreement and the Certificates.

     The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of: (i) the Mortgage Loans, all scheduled payments of interest and principal due after the Cut-off Date (whether or not received) and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Collection Account, the Distribution Account and any account established in connection with REO Properties (an "REO Account");
(iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; (v) the Depositor's rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (vi) all of the mortgagee's right, title and interest in the Reserve Accounts.

     The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The respective Certificate Balance of each Class of Certificates will in each case be reduced by amounts actually distributed on such Class that are allocable to principal and by any Realized Losses allocated to such Class. [The Class [EC] and Class [IO]

Certificates are interest-only Certificates, have no Certificate Balances and are not entitled to distributions in respect of principal.] [The Class [PO] Certificates are principal-only certificates and are not entitled to distributions in respect of interest.]

Distributions

     Method, Timing and Amount. Distributions on the Regular Certificates will be made on the 25th day of each month or, if such day is not a Business Day, then on the next succeeding Business Day, commencing in [_______________], 1996, (each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) will be made by the Trustee to the persons in whose names the Certificates are registered at the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs (the "Record Date"). Such distributions will be made (i) by wire transfer of immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date and is the registered owner of Certificates the aggregate Certificate Balance [or Notional Balance] of which is at least $5,000,000 or otherwise (ii) by check mailed to such Certificateholder. [The "Class [EC] Notional Balance" as of any date is equal to the sum of the Certificate Balances of the Class [____], Class [____] and Class [____] Certificates.] [The "Class [IO] Notional Balance" as of any date is equal to the Certificate Balance of the Class [IO] Certificates.] [The Class [EC] and Class [IO] Notional Balances are referred to herein generally as "Notional Balances."] The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a Class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Regular Certificate is equal to the initial denomination thereof as of the Closing Date divided by the initial Certificate Balance [(or, with respect to the Class [EC] and Class [IO] Certificates, the initial Class [EC] Notional Balance or initial Class [IO] Notional Balance)] of the related Class.

     The aggregate distribution to be made on the Regular Certificates on any Distribution Date will equal the Available Funds. The "Available Funds" for a Distribution Date will be the sum of all previously undistributed Monthly Payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including Unscheduled Payments and Net REO Proceeds, if any) received by the Master Servicer in the related Collection Period, including all P&I Advances made by the Master Servicer, the Trustee or the Fiscal Agent, as applicable, in respect of such Distribution Date, plus all other amounts required to be placed in the Collection Account by the Master Servicer pursuant to the Pooling and Servicing Agreement allocable to the Mortgage Loans, but excluding the following:

         (a) amounts permitted to be used to reimburse the Master Servicer, the Trustee or the Fiscal Agent, as applicable, for previously unreimbursed Advances and interest thereon as described herein under "THE POOLING AND SERVICING AGREEMENT--Advances;"

         (b) those portions of each payment of interest which represent the applicable servicing compensation;

         (c) all amounts in the nature of late fees, late charges and similar fees, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, assumption fees and similar fees, which the Master Servicer or the Special Servicer, as applicable, is entitled to retain as additional servicing compensation;

         (d) all amounts representing scheduled Monthly Payments due after the Due Date in the related Collection Period (such amounts to be treated as received on the Due Date when due);

         (e) that portion of (i) amounts received in connection with the liquidation of Specially Serviced Mortgage Loans, by foreclosure, trustee's sale or otherwise, (ii) amounts received in connection with a sale of a Specially Serviced Mortgage Loan or REO Property in accordance with the terms of the Pooling and Servicing Agreement, (iii) amounts (other than Insurance Proceeds) received in connection with the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation ("Condemnation Proceeds"; clauses
(i), (ii) and (iii) are collectively  referred to as "Liquidation  Proceeds") or
(iv) proceeds of the insurance policies (to the extent such proceeds are not to be applied to the restoration of the property or released to the borrower in accordance with the normal servicing procedures of the Master Servicer or the related sub-servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) ("Insurance Proceeds") with respect to a Mortgage Loan that represents any unpaid servicing compensation to which the Master Servicer or Special Servicer is entitled;

         (f) all amounts representing certain expenses reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent and other amounts permitted to be retained by the Master Servicer or the Special Servicer or withdrawn by the Master Servicer from the Collection Account pursuant to the terms of the Pooling and Servicing Agreement;

         [(g) with respect to Distribution Dates after the EC Maturity Date, Prepayment Premiums received in the related Collection Period;] and

         (h) any interest or investment income on funds on deposit in the Collection Account or in Permitted Investments in which such funds may be invested.

     The "Monthly Payment" with respect to any Mortgage Loan for any Distribution Date (other than any REO Mortgage Loan) is the scheduled monthly payment of principal and interest, excluding any Balloon Payment, which is payable by the related borrower on the related Due Date. The Monthly Payment with respect to an REO Mortgage Loan for any Distribution Date is the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged (after giving effect to any extension or other modification), determined as set forth in the Pooling and Servicing Agreement.

     "Unscheduled Payments" are all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds payable under the Mortgage Loans, the Repurchase Price of any Mortgage Loans that are repurchased or purchased pursuant to the Pooling and Servicing Agreement and any other payments under or with respect to the Mortgage Loans not scheduled to be made, including Principal Prepayments, but excluding Prepayment Premiums.

     "Prepayment Premiums" are payments received on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which are intended to be a disincentive to prepayment.

     "Net REO Proceeds" with respect to any REO Property and any related Mortgage Loan are all revenues received by the Special Servicer with respect to such REO Property or REO Mortgage Loan that do not constitute Liquidation Proceeds, net of any insurance premiums, taxes, assessments and other costs and expenses permitted to be paid from the related REO Account pursuant to the Pooling and Servicing Agreement.

     "Principal Prepayments" are payments of principal made by a borrower on a Mortgage Loan which are received in advance of the scheduled Due Date for such payments and which are not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     The "Collection Period" with respect to a Distribution Date is the period beginning on the day following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in [____________], 1996 on the day after the Cut-off
Date) and ending on the Determination Date in the month in which such Distribution Date occurs.

     "Determination Date" means the 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day, commencing on [_____________], 1996.

     "Default Interest" with respect to any Mortgage Loan is interest accrued on such Mortgage Loan at the excess of the Default Rate over the Mortgage Rate.

     The "Default Rate" with respect to any Mortgage Loan is the annual rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan including a default in the payment of a Monthly Payment or a Balloon Payment.

     Priorities. As used below in describing the priorities of distribution of Available Funds for each Distribution Date, the terms set forth below will have the following meanings.

     "Class Interest Distribution Amount" with respect to any Distribution Date and any of the Class A, Class B and Class C Certificates will equal interest for the related Interest Accrual Period at the applicable Pass-Through Rate for such Class of Certificates for such Interest Accrual Period on the Certificate Balance of such Class. [With respect to any Distribution Date and the Class [EC] Certificates, the "Class Interest Distribution Amount" will equal for any Distribution Date occurring on or prior to the EC Maturity Date, the Class [EC] Excess Interest. The Class [EC] Certificates are not entitled to distributions (other than any Class Interest Shortfalls) following the EC Maturity Date.] [The Class [PO] Certificates are principal only Certificates and have no Class Interest Distribution Amount.] [With respect to any Distribution Date and the Class [IO] Certificates, the "Class Interest Distribution Amount" will equal the product of the Class [IO] Pass- Through Rate and the Class [IO] Notional Balance.] For purposes of determining any Class Interest Distribution Amount, any distributions in reduction of Certificate Balance [(and any resulting reductions in Notional Balance)] as a result of allocations of Realized Losses on the Distribution Date occurring in such Interest Accrual Period will be deemed to have been made as of the first day of such Interest Accrual Period. Notwithstanding the foregoing, the Class Interest Distribution Amount for each Class of Certificates otherwise calculated as described above will be reduced by such Class's pro rata share of any Prepayment Interest Shortfall not offset by any Prepayment Interest Shortfall not covered by the Servicing Fee or the Special Servicing Fee as described below for such Distribution Date (pro rata according to each respective Class's Class Interest Distribution Amount determined without regard to this sentence).

     ["Class [EC] Excess Interest": With respect to any
Distribution Date, an amount equal to the Class [EC]
Pass-Through Rate multiplied by the Class [EC] Notional
Balance.]

     ["Class [EC] Notional Balance": As of any date of determination, an amount equal to the sum of the Certificate Balances of the Class [C] Certificates and the Class [PO] Certificates.]

     ["Class [EC] Pass-Through Rate": With respect to any Interest Accrual Period, a per annum rate equal to the excess of the Weighted Average Net Mortgage Rate over the weighted averages of the Pass-Through Rates of the P&I Certificates (weighted in each case on the basis of a fraction equal to the Certificate Balance of each such Class of Certificates divided by the sum of the Certificate Balances of the P&I Certificates [and the Class [PO] Certificates] as of the first day of such Interest Accrual Period) [and the Class [IO] Pass

Through Rate (weighted on the basis of a fraction equal to the Class [IO] Notional Balance divided by the sum of the Certificate Balances of the P&I Certificates and the Class [PO] Certificates, each as of the first day of such Interest Accrual Period)]. For purposes of this definition, the Pass-Through Rates of the Class [___] and Class [___] Certificates will be equal to the Weighted Average Net Mortgage Rate.]

     "Prepayment Interest Shortfall" with respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related borrower during the related Collection Period, the amount by which (i) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment exceeds (ii) the amount of interest received from the related borrower in respect of such Principal Prepayment. Such shortfall may result because interest on a Principal Prepayment is paid by the related borrower only to the date of prepayment or because no interest is paid on a Principal Prepayment, to the extent that such Principal Prepayment is applied to reduce the principal balance of the related Mortgage Loan as of the Due Date preceding the date of prepayment. Prepayment Interest Shortfalls with respect to each Distribution Date (to the extent not offset as provided in the following sentence) will be allocated to each Class of Certificates pro rata based on such Class's Class Interest Distribution Amount (without taking into account the amount of Prepayment Interest Shortfalls to such Class on such Distribution Date) for such Distribution Date. The amount of any Prepayment Interest Shortfall with respect to any Distribution Date will be offset by the Master Servicer first by the amount of any Prepayment Interest Surplus and then up to an amount equal to the aggregate Servicing Fees to which the Master Servicer would otherwise be entitled on such Distribution Date.

     "Prepayment Interest Surplus" with respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related borrower during the related Collection Period, the amount by which (i) the amount of interest received from the related borrower in respect of such Principal Prepayment exceeds (ii) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment. The Master Servicer will be entitled to retain any Prepayment Interest Surplus as additional servicing compensation to the extent not required to offset Prepayment Interest Shortfalls as described in the preceding paragraph.

     The "Pass-Through Rate" for any Class of Regular Certificates is the per annum rate at which interest accrues on the Certificates of such Class during any Interest Accrual Period. The Pass-Through Rate on the Class A Certificates during any Interest Accrual Period will be [______]%. The Pass-Through Rate on the Class B Certificates during any Interest Accrual Period will be [_____]%. The Pass-Through Rate on the Class C Certificates during any Interest Accrual Period will be [_____]%. [The Pass-Through Rate on the Class [EC] Certificates during any Interest Accrual Period will be the Class [EC] Pass-Through Rate.]
[The Pass- Through Rate on the Class [IO] Certificates during any Interest Accrual Period will be equal to the Weighted Average Net Mortgage Rate.] [The Pass-Through Rate on the Class [___] and Class [___] Certificates during any Interest Accrual Period will be equal to the greater of (i) the Weighted Average Net Mortgage Rate and (ii) [____]%. [The Class [PO] Certificates are principal-only certificates and are not entitled to distributions in respect of interest.]

     The "Weighted Average Net Mortgage Rate" for any Interest Accrual Period is a per annum rate equal to the weighted average of the Net Mortgage Rates as of the first day of such Interest Accrual Period. The "Net Mortgage Rate" for each Mortgage Loan, prior to any default thereunder, is the Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

     The "Interest Accrual Period" with respect to any Distribution Date is the calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period is calculated based on a 360-day year consisting of twelve 30-day months.

     "Class Interest Shortfall" means on any Distribution Date for any Class of Certificates, the excess, if any, of the amount of interest required to be distributed to the holders of such Class of Certificates on such Distribution
Date over the amount of interest actually distributed to such holders. No interest will accrue on unpaid Class Interest Shortfalls.

     The "Pooled Principal Distribution Amount" for any Distribution Date will be equal to the sum of (without duplication):

         (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) that become due (regardless of whether received) on the Mortgage Loans during the related Collection Period;

         (ii) the principal component of all Assumed Scheduled Payments, as applicable, deemed to become due (regardless of whether received) during the related Collection Period with respect to any Balloon Loan that is delinquent in respect of its Balloon Payment;

         (iii) the Scheduled Principal Balance of each Mortgage Loan that was, during the related Collection Period, repurchased from the Trust Fund in connection with the breach of a representation or warranty as described herein under "THE POOLING AND SERVICING AGREEMENT--Representations and Warranties; Repurchase" or purchased from the Trust Fund as described herein under "THE POOLING AND SERVICING AGREEMENT--Optional Termination;"

         (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan that was liquidated during the related Collection Period;

         (v)  the principal component of all Balloon
Payments received during the related Collection Period;

         (vi) all other Principal Prepayments received in the related Collection Period; and

         (vii) any other full or partial recoveries in respect of principal, including Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and Net REO
Proceeds.

     The "Assumed Scheduled Payment" with respect to any Mortgage Loan that is delinquent in respect of its Balloon Payment (including any REO Mortgage Loan as to which the Balloon Payment would have been past due), is an amount equal to the sum of (a) the principal portion of the Monthly Payment that would have been due on such Mortgage Loan on the related Due Date based on the original amortization schedule thereof, assuming such Balloon Payment had not become due, after giving effect to any modification and (b) interest at the applicable Net Mortgage Rate on the principal balance that would have remained after giving effect to deemed principal payments pursuant to clause (a) hereof on prior Due Dates.

     An "REO Mortgage Loan" is any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

     On each Distribution Date, holders of each Class of Certificates (other than the Class LR Certificates) will receive distributions, up to the amount of Available Funds, in the amounts and in the order of priority (the "Available Funds Allocation") set forth below:

         (i) First, to the Class A Certificates up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (ii) Second, to the Class A Certificates up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (iii) Third, to the Class A Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date, until the Certificate Balance thereof is reduced to zero;

         (iv) Fourth, to the Class A Certificates for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to [_____]% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class A Certificates and interest thereon, provided that any distribution pursuant to this subparagraph will be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

         (v) Fifth, to the Class B Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (vi) Sixth, to the Class B Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (vii) Seventh, after the Certificate Balance of the Class A Certificates has been reduced to zero, to the Class B Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (viii) Eighth, to the Class B Certificates, for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to [____]% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class B Certificates and interest thereon, provided that any distribution pursuant to this subparagraph will be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

         (ix) Ninth, to the Class C Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (x) Tenth, to the Class C Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xi) Eleventh, after the Certificate Balance of the Class B Certificates has been reduced to zero, to the Class C Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xii) Twelfth, to the Class C Certificates, for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to [____]% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class C Certificates and interest thereon, provided that any distribution pursuant to this subparagraph will be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

         [If applicable, the following would be included in the above list where appropriate based on such Classes' level of subordination.]

         [[_____] [____________], to the Class [IO] Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;]

         [[_____] [____________], to the Class [IO] Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;]

         [[_____] [_____________], after the Certificate Balance of the Class [____] Certificates has been reduced to zero, to the Class [PO] Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;]

         [[______] [_____________], if such Distribution Date occurs after the EC Maturity Date, to (i) the Class C Certificates, (ii) the Class B Certificates, (iii) the Class A Certificates and (iv) the Class [PO] Certificates, in that order, in reduction of the Certificate Balance of each thereof, any remaining portion of Available Funds in the Distribution Account, until the Certificate Balance of each has been reduced to zero;]

         [[______] [_____________], to the Class [PO] Certificates, for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to [_____]% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class [PO] Certificates and interest thereon, provided that any distribution pursuant to this subparagraph will be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss.]

         [[_____] [____________], to the Class [EC] Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such class on any previous Distribution Dates and not paid;]

         [[_____] [____________], to the Class [EC] Certificates up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;]

     On each Distribution Date, Available Funds remaining in the Distribution Account following the distributions to the Certificates pursuant to the Available Funds Allocation will be distributed to the Class R Certificates and Available Funds remaining in the Collection Account will be distributed to the Class LR Certificates.

     [Distributions of Principal on the Class [__]-1 and Class [__]-2 Certificates. On each Distribution Date prior to the earlier of (i) the [Senior] Principal
Distribution Cross-Over Date and (ii) the final

Distribution Date in connection with the termination of the Trust Fund, all distributions of principal to the Class [__]-1 Certificates and the Class [__]-2 Certificates will be paid, first, to holders of the Class [__]-1 Certificates until the Certificate Balance of such Certificates is reduced to zero, and thereafter, to holders of the Class [__]-2 Certificates, until the Certificate Balance of such Certificates is reduced to zero. On each Distribution Date on and after the [Senior] Principal Distribution Cross-Over Date, and in any event on the final Distribution Date in connection with the termination of the Trust Fund, distributions of principal on the Class [__]-1 Certificates and the Class [__]-2 Certificates will be paid to holders of such two Classes of Certificates, pro rata in accordance with their respective Certificate Balances outstanding immediately prior to such Distribution Date, until the Certificate Balance of each such Class of Certificates is reduced to zero.

     The "[Senior] Principal Distribution Cross-Over Date" will be the first Distribution Date as of which the aggregate Certificate Balance of the Class [__]-1 Certificates and Class [__]-2 Certificates outstanding immediately prior thereto exceeds the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans that will be outstanding immediately following such Distribution Date and (ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distribution of interest to be made on the Class [__]-1 and Class [__]-2 Certificates on such Distribution Date has been made.]

     Prepayment Premiums. Each Mortgage Loan generally provides that a prepayment be accompanied by the payment of a Prepayment Premium for all or a portion of the period during which such prepayments are permitted. [On each Distribution Date up to and including the EC Maturity Date, Prepayment Premiums with respect to any Unscheduled Payments received on Yield Maintenance Loans in the related Collection Period, if such Collection Period occurred during the Yield Maintenance Period for such Yield Maintenance Loan, will be distributed to the holders of the Certificates outstanding on such Distribution Date, in the following amounts and order of priority:

         (i) First, to the Class of Certificates which is entitled to distributions in respect of principal on such Distribution Date (other than pursuant to clause [______________] of the Available Funds Allocation), an amount equal to the excess of (A) the present value (discounted at the Discount
Rate) of the principal and interest distributions that would have been paid in respect of such Class of Certificates from the Distribution Date occurring in the following month until the Certificate Balance of such Class of Certificates would have been reduced to zero had the related prepayment not occurred (and assuming no other prepayments were made and no delinquencies or defaults occur), less (B) the present value (discounted at the Discount Rate) of the principal and interest distributions that will be paid in respect of such Class of Certificates from the Distribution Date occurring in the following month until the Certificate Balance of such Class of Certificates is reduced to zero following such prepayment (assuming no further prepayments are made and no delinquencies or defaults occur) less (C) the amount of such prepayment; provided that if more than one Class of Certificates is entitled to distributions in respect of principal on such Distribution Date (other than pursuant to clause [_____________] of the Available Funds Allocation), the amount set forth herein will be calculated for each such Class, and the amount of Prepayment Premiums will be allocated among such Classes, pro rata in accordance with the amounts so calculated, up to an amount equal to the sum of such amounts so calculated; and

         (ii)  Second,   any  remaining   Prepayment   Premiums   following  the
distribution in clause First above, to the Class [EC] Certificates.

     With respect to each Distribution Date up to and including the EC Maturity Date, any Prepayment Premiums received with respect to any of the Mortgage Loans that are not Yield Maintenance Loans and any Prepayment Premiums received with respect to the Yield Maintenance Loans after the related Yield Maintenance Periods will be allocated solely to the Class [EC] Certificates.] The amount of any Prepayment Premiums with respect to any Unscheduled Payments received in any Collection Period [subsequent to the

Collection Period related to the [EC] Maturity Date] will be distributed as Available Funds pursuant to the Available Funds Allocation.

     A "Yield Maintenance Loan" is any Mortgage Loan as to which the related Note requires the payment of Prepayment Premiums calculated with reference to a yield maintenance formula.

     The "Yield Maintenance Period" with respect to each Yield Maintenance Loan is the period following its origination during which the related Note requires the payment of Prepayment Premiums calculated with reference to a yield maintenance formula.

     The "Discount Rate" is the rate determined by the Trustee to be the rate interpolated and rounded to the nearest one-thousandth of a percent, if necessary, in the secondary market on the United States Treasury security with a maturity equal to the then computed weighted average life of the related Class of Certificates (rounded to the nearest month) (without taking into account the related prepayment and assuming (i) no further prepayments on the Mortgage Loans and (ii) no delinquencies or defaults with respect to payments on Mortgage Loans) plus 0.50% per annum.

     Notwithstanding the foregoing, Prepayment Premiums will be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related Collection Period.

     Realized Losses. The Certificate Balance of the Certificates (other than the [Class [EC]], [Class [IO]], Class R and Class LR Certificates) will be reduced without distribution on any Distribution Date as a write-off to the extent of any Realized Loss with respect to such Distribution Date. As referred to herein, the "Realized Loss" with respect to any Distribution Date will mean the amount, if any, by which (i) the Aggregate Certificate Balance of the Lower-Tier Regular Interests, after giving effect to distributions made on such Distribution Date exceeds (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the month in which such Distribution Date occurs. Any such write-offs will be applied to the Classes of Certificates in the following order, until each is reduced to zero: first, to the Class C
Certificates, second, to the Class B Certificates and third, to the Class A Certificates. [Insert Class [PO] Certificates where appropriate.] Any amounts recovered in respect of any amounts previously written off as Realized Losses will be distributed to the Classes of Certificates in reverse order of allocation of Realized Losses thereto. [Realized Losses allocated to the Class [PO] Certificates will reduce the Class [IO] Notional Balance.] [Realized Losses allocated to any Class of Certificates will reduce the Class [EC] Notional Balance.] Shortfalls in Available Funds resulting from additional servicing compensation (including interest on Advances not covered by Default Interest, extraordinary expenses of the Trust Fund or otherwise) will be allocated in the same manner as Realized Losses.

     The "Scheduled Principal Balance" of any Mortgage Loan as of any Due Date will be the principal balance of such Mortgage Loan as of such Due Date, after giving effect to (i) any Principal Prepayments, non- premium prepayments or other unscheduled recoveries of principal and any Balloon Payments received during the related Collection Period and (ii) any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment, but including the principal portion of any Assumed Scheduled Payment, if applicable), irrespective of any delinquency in payment by the borrower. The Scheduled Principal Balance of any REO Mortgage Loan is equal to the principal balance thereof outstanding on the date that the related Mortgaged Property became an REO Property minus any Net REO Proceeds allocated to principal on such REO Mortgage Loan and reduced by Monthly Payments due thereon on or before such Due Date. With respect to any Mortgage Loan, from and after the date on which the Master Servicer makes a determination that it has recovered all amounts that it reasonably expects to be finally recoverable (a "Final Recovery Determination"), the Scheduled Principal Balance thereof will be zero.

Subordination

     As a means of providing a certain amount of protection to the holders of the Class A Certificates against losses associated with delinquent and defaulted Mortgage Loans, the rights of the holders of the Class B Certificates to receive distributions of interest and principal, as applicable, will be subordinated to such rights of the holders of the Class A Certificates. Each Class of the Regular Certificates with a lower class designation will likewise be protected by the subordination of all Classes of Certificates with yet lower Class designations. This subordination will be effected in two ways: (i) by the preferential right of the holders of a Class of Certificates to receive on any Distribution Date the amounts of interest and principal, as applicable, distributable in respect of such Class of Certificates on such date prior to any distribution being made on such Distribution Date in respect of any Classes of Certificates subordinate thereto and (ii) by the allocation of Realized Losses, first, to the Class C Certificates, second, to the Class B Certificates and, finally, to the Class A Certificates, in each case in reduction of the Certificate Balance of such Class until the Certificate Balance thereof is reduced to zero. [Insert Class [EC] Certificates, [IO] Certificates and Class [PO] Certificates where appropriate.]

     No other form of credit enhancement will be available for the benefit of the holders of the Offered Certificates.

Additional Rights of the Residual Certificates

     The Class R Certificates and Class LR Certificates will remain outstanding for as long as the Trust Fund exists. Holders of the Class R Certificates and Class LR Certificates are not entitled to distributions in respect of principal, interest or Prepayment Premiums. Holders of the Class R Certificates and Class LR Certificates are not expected to receive any distributions until after the Class Balances of all other Classes of Certificates have been reduced to zero and only to the extent of any Available Funds remaining in the Distribution Account and Collection Account, respectively, on any Distribution Date and any remaining assets of the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, if any, on the final Distribution Date for the Certificates, after distributions in respect of any accrued but unpaid interest on the Certificates and after distributions in reduction of principal balance have reduced the principal balances of the Certificates to zero.

     A holder of a greater than 50% Percentage Interest of the Class LR Certificates may, under certain circumstances, purchase the remaining assets of the Trust Fund, thereby effecting the termination of the Trust REMICs. See "THE POOLING AND SERVICING AGREEMENT--Optional Termination" herein.

Delivery, Form and Denomination

     Book-Entry Certificates. No Person acquiring a Class [ ] or Class [ ] Certificate (each such Certificate, a "Book-Entry Certificate") will be entitled to receive a physical certificate representing such Certificate, except under the limited circumstances described below. Absent such circumstances, the Book-Entry Certificates will be registered in the name of a nominee of DTC and beneficial interests therein will be held by investors ("Beneficial Owners") through the book-entry facilities of DTC, as described herein, in denominations of $100,000 initial Certificate Balance [or Notional Balance] and integral multiples of $1,000 in excess thereof, except one certificate of each such Class may be issued that represents a different initial Certificate Balance [or
Notional Balance] to accommodate the remainder of the initial Certificate Balance [or Notional Balance] of such Class. The Depositor has been informed by DTC that its nominee will be Cede & Co. Accordingly, Cede & Co. is expected to be the holder of record of the Book-Entry Certificates.

     No Beneficial Owner of a Book-Entry Certificate will be entitled to receive a definitive Certificate (a "Definitive Certificate") representing such person's interest in the Book-Entry Certificates, except as set forth below. Unless and until Definitive Certificates are issued to Beneficial Owners in respect of the Book-Entry Certificates under the limited circumstances described herein, all references to actions taken by Certificateholders or holders will, in the case of the Book-Entry Certificates, refer to actions taken by DTC upon instructions from its participants, and all references herein to distributions, notices, reports and statements to Certificateholders or holders will, in the case of the Book-Entry Certificates, refer to distributions, notices, reports and statements to DTC or Cede & Co., as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures. The Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with DTC as the authorized representative of the Beneficial Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders under the Pooling and Servicing Agreement.

     The Depository Trust Company. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions among Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including the Underwriter), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"). The rights of Beneficial Owners with respect to the Book-Entry Certificates will be limited to those established by law and agreements between such Beneficial Owners and the Participants and Indirect Participants representing such Beneficial Owners.

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry Certificates among Participants on whose behalf it acts with respect to the Book-Entry Certificates. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

     Beneficial Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through Participants and Indirect Participants. All transfers by Beneficial Owners of their respective ownership interests in the Book-Entry Certificates will be made in accordance with the procedures established by the Participant or brokerage firm representing each such Beneficial Owner. Each Participant will only transfer the ownership interests in the Book-Entry Certificates of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with DTC's normal procedures. Neither the Certificate Registrar nor the Trustee will have any responsibility to monitor or restrict the transfer of ownership interests in Book-Entry Certificates through the book-entry facilities of DTC.

     In addition, Beneficial Owners will receive all distributions of principal, interest and other sums through Participants. DTC will forward such distributions to its Participants, which thereafter will forward them to Indirect Participants or Beneficial Owners. Beneficial Owners will not be recognized as Certificateholders, as such term is used in the Pooling and Servicing Agreement, by the Trustee or any paying agent (each, a "Paying Agent") appointed by the Trustee. Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Certificates, may be limited due to lack of a definitive Certificate for such Book-Entry Certificates. In addition, under a book-entry format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Trustee or a Paying Agent on behalf of the Trustee to Cede & Co., as nominee for DTC.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised the Depositor that, in the case of actions requiring the direction of the holders of specified Percentage Interests or Voting Rights of the Certificates, it will take such actions only at the direction of and on behalf of Participants whose holdings of Book-Entry Certificates evidence such specified Percentage Interests or Voting Rights. DTC may take conflicting actions with respect to Percentage Interests or Voting Rights to the extent that Participants whose holdings of Book-Entry Certificates evidence such Percentage Interests or Voting Rights authorize divergent action.

     Neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent, nor any Paying Agent will have any responsibility for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of the Book-Entry Certificates registered in the name of Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC, a Participant or an Indirect Participant in whose name Book-Entry Certificates are registered, the ability of the Beneficial Owners of such Book-Entry Certificates to obtain timely payment may be impaired. In addition, in such event, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment of amounts distributable with respect to such Book-Entry Certificates may be impaired.

     Physical Certificates. The Class [ ], Class R and Class LR Certificates will be issued in fully registered certificated form only. The Class [ ] Certificates will be issued in denominations of $100,000 initial Certificate Balance [or Notional Balance, as applicable,] and integral multiples of $1 in excess thereof, except one Certificate of each such Class may be issued that represents a different initial Certificate Balance [or Notional Balance] to accommodate the remainder of the initial Certificate Balance [or Notional Balance]. The Residual Certificates will be issued in definitive, physical, registered form in Percentage Interests of 5% and integral multiples of a 1% Percentage Interest in excess thereof.

     Book-Entry Certificates will be converted to Definitive Certificates and reissued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i)(A) the Depositor advises the Certificate Registrar in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to any Class of the Book-Entry Certificates and (B) the Depositor is unable to locate a qualified successor or
(ii) the Depositor, at its option, advises the Trustee and Certificate Registrar that it elects to terminate the book-entry system through DTC with respect to any Class of the Book-Entry Certificates.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Certificate Registrar will be required to notify all affected Beneficial Owners through DTC of the availability of Definitive Certificates. Upon surrender by DTC of the physical certificates representing the affected Book-Entry Certificates and receipt of instructions for re-registration, the Certificate Registrar will reissue the Book- Entry Certificates as Definitive Certificates to the Beneficial Owners. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of the Class [_____], Class [_____] or Class [_____] Certificates, the registered holders of such Definitive Certificates will be recognized as Certificateholders under the Pooling and Servicing Agreement and, accordingly, will be entitled directly to receive payments on, and exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

     Definitive Certificates will be transferable and exchangeable at the offices of the Trustee or the Certificate Registrar in accordance with the terms of the Pooling and Servicing Agreement.

Registration and Transfer

     Subject to the restrictions on transfer and exchange set forth in the Pooling and Servicing Agreement, the holder of any Definitive Certificate may transfer or exchange the same in whole or part (in a principal amount equal to the minimum authorized denomination or any integral multiple thereof) by surrendering such Definitive Certificate at the corporate trust office of the certificate registrar appointed pursuant to the Pooling and Servicing Agreement (the "Certificate Registrar") or at the office of any transfer agent, together with an executed instrument of assignment and transfer in the case of transfer and a written request for exchange in the case of exchange. In exchange for any Definitive Certificate properly presented for transfer or exchange with all necessary accompanying documentation, the Certificate Registrar will, within three Business Days of such request if made at the corporate trust office of the Certificate Registrar, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at such corporate trust office or the office of the transfer agent, as the case may be, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, a Definitive Certificate or Definitive Certificates, as the case may require, for a like aggregate Certificate Balance [or Notional Balance, as applicable,] and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Definitive Certificate will not be valid unless made at the corporate trust office of the Certificate Registrar or at the office of a transfer agent by the registered holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Definitive Certificate during the period of 15 days preceding any Distribution Date.

     No fee or service charge will be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to herein; provided, however, that in connection with the transfer of Private Certificates to certain institutional accredited investors, the Certificate Registrar will be entitled to be reimbursed by the transferor for any costs incurred in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to pay any tax, expense or other governmental charge payable in connection with any such transfer.

     For  a   discussion   of   certain   transfer   restrictions,   see  "ERISA
CONSIDERATIONS" herein.

                   YIELD CONSIDERATIONS

Regular Certificates

     General. The yield on any Regular Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Regular Certificate will in turn depend on, among other things, (i) the rate and timing of principal payments (including voluntary prepayments, involuntary prepayments resulting from defaults and liquidations or other dispositions of the Mortgage Loans and Mortgaged Properties or the application of insurance or condemnation proceeds and/or the purchase of the Mortgage Loans as described under "THE POOLING AND SERVICING AGREEMENT--Representations and Warranties; Repurchase," "--Optional Termination" and "--Auction") and the extent to which such amounts are to be applied in reduction of the Certificate Balance [(or Notional Balance)] of the Class of Certificates to which such

Certificate belongs, (ii) the rate, timing and severity of Realized Losses on the Mortgage Loans and the extent to which such losses are allocable in reduction of the Certificate Balances [(or Notional Balance)] of the Class of Certificates to which such Certificate belongs [and (iii) with respect to the Class [EC], Class [ ] and Class [IO] Certificates, the Weighted Average Net Mortgage Rate as in effect from time to time]. [Disproportionate principal payments (whether resulting from differences in amortization schedules, prepayments or otherwise) on Mortgage Loans having Net Mortgage Rates that are higher or lower than the current Weighted Average Net Mortgage Rate will affect the yield on the Class [EC] Certificates. Such disproportionate principal payments will also affect the Pass-Through Rates of the Class [ ] and Class [IO] Certificates and therefore the yield on each such Class.] [Furthermore, following the EC Maturity Date, increases or decreases in the Weighted Average Net Mortgage Rate will increase or decrease the rate of distributions in reduction of Certificate Balances of certain Classes of Certificates entitled to receive distributions pursuant to priority [ ] of the Available Funds Allocation.]

     Rate and Timing of Principal Payments. The yield to holders of the Regular Certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the Certificate Balance of such Certificates. As described herein, the Pooled Principal Distribution Amount for each Distribution Date will be distributable in its entirety in respect of the Class A Certificates until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable in its entirety to each remaining Class of Regular Certificates, sequentially in order of Class designation, in each case until the Certificate Balance of each such Class of Certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments made in reduction of the Certificate Balance of the Regular Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans, which will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including, for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties or purchases of Mortgage Loans out of the Trust Fund in the manner described under "THE POOLING AND SERVICING AGREEMENT--Representations and Warranties; Repurchase," "--Optional Termination" and "--Auction" herein. Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans will result in distributions on the Regular Certificates [(other than the Class [EC] and Class [IO] Certificates)] of amounts that would otherwise have been distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans and, accordingly, on the Regular Certificates while work-outs are negotiated, foreclosures are completed or bankruptcy proceedings are resolved. In addition, the Special Servicer has the option to extend the maturity of Mortgage Loans following a default in the payment of a Balloon Payment. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" and "--Realization Upon Mortgage Loans" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure" in the Prospectus.

     The extent to which the yield to maturity of any Class of Regular Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed in reduction of the Certificate Balance of such Certificates. An investor should consider, in the case of any Regular Certificate purchased at a discount, [especially the Class [PO] Certificates,] the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Regular Certificate purchased at a premium [(or the Class [EC] and Class [IO] Certificates, which have no Certificate Balances)], the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed in reduction of the Certificate Balance of any Regular Certificate purchased at a discount or premium [(or, in the case of the Class [EC] and Class [IO] Certificates, applied in reduction of the Notional Balance)], the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of such principal prepayments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of commercial and/or multifamily loans comparable to the Mortgage Loans. See "RISK FACTORS--Prepayment and Yield Considerations" herein.

     [The amounts payable with respect to the Class [PO] Certificates derive only from principal payments on the Mortgage Loans. As a result, the yield on the Class [PO] Certificates will be adversely affected by slower than expected payments of principal (including prepayments, defaults and liquidations) on the Mortgage Loans.]

     Balloon Payments. [Most] of the Mortgage Loans are Balloon Loans that will have substantial payments (that is, Balloon Payments) due at their stated maturities, unless previously prepaid. If any borrower with respect to any of such Balloon Loans is unable to make the applicable Balloon Payment when due, the average life of the Certificates will be longer than expected. With particular reference to the Class A Certificates, the [ ] Mortgage Loans listed below have a maturity date within the next [ ] years, with a Balloon Payment required on each such maturity date. If the Balloon Payments with respect to each of these Mortgage Loans are not paid by each of the related borrowers as scheduled, the average life of the Class A Certificates could be especially affected.

                   Cut-off
                    Date                               Appraisal
                   Principal Balloon Property Appraised Balloon  Original
Loan #  Property   Balance   Balance   Type     LTV      LTV     Maturity
           Name
- ----------------------------------------------------------------------






     Losses and Shortfalls. The yield to holders of the Regular Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Shortfalls in collections of amounts payable on the Mortgage Loans (to the extent not advanced) will generally be borne: first, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable thereto; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable thereto; and, last, by the holders of the Class A Certificates. [Insert Class [PO] Certificates in the appropriate place, if applicable.] Realized Losses will be allocated, as and to the extent described herein, to the Classes of Certificates (in reduction of the Certificate Balance of each such Class) in reverse order of their class designation.

     Certain Relevant Factors. The Mortgage Loans are not insured or guaranteed in whole or in part by any governmental agency or any other person or entity. In addition, [ ] of the Mortgage Loans are non- recourse loans. If the markets for commercial and multifamily real estate should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans exceed the value of the respective Mortgaged Properties, actual losses may be higher than those originally anticipated by investors. As otherwise described herein, most of the Mortgage Loans, by number and by Cut-off Date Principal Balance, are Balloon Loans. The ability of the borrowers to pay the Balloon Payment at the maturity of the Balloon Loans will depend on their ability to sell or refinance the Mortgaged Properties, which, in turn, depends on a number of factors, many of which are beyond the control of such borrowers. Such factors include the level of interest rates and general economic conditions at the time of sale or refinancing and changes in federal, state or local laws, including tax laws, environmental laws and safety standards. The Certificates are subject to the risk of default by the borrowers in making the required Balloon Payments.

     The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, the provisions requiring the payment of Prepayment Premiums and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located, the general supply and demand for such facilities (and their uses) in such areas, the quality of management of Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When prevailing market interest rates are below a mortgage note rate, a borrower may have an increased incentive to refinance its Mortgage Loan. In addition, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to another fixed rate loan with a lower interest rate and thereby "locking in" such rate or (ii) taking advantage of an initial "teaser rate" on an adjustable rate mortgage loan (that is, a mortgage interest rate below that which would otherwise apply if the applicable index and gross margin were applied). [ All] of the Mortgage Loans require that prepayments be accompanied by the payment of a Prepayment Premium, at least for a specified period following the origination thereof. See Annex B and "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions of the Mortgage Loans" herein. A requirement that a prepayment be accompanied by a Prepayment Premium may not provide a sufficient economic disincentive to a borrower seeking to refinance at a more favorable interest rate. In addition, in certain jurisdictions such a requirement may be unenforceable. See "RISK FACTORS--Prepayment and Yield Considerations" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

     Depending on prevailing market rates of interest, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     Neither the Depositor nor the Mortgage Loan Seller makes any representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment, default or principal payment on the Mortgage Loans.

     [Pass-Through Rate. The Pass-Through Rates on the Class [ ] and Class [ ] Certificates are related to the Weighted Average Net Mortgage Rate, the Pass-Through Rate on the Class [IO] Certificates is equal to the Weighted Average Net Mortgage Rate and the Class [EC] Pass-Through Rate, used to calculate interest distributable on the Class [EC] Certificates prior to the EC Maturity Date, is derived with reference to the Weighted Average Net Mortgage Rate. The Weighted Average Net Mortgage Rate will fluctuate over the lives of the Certificates as a result of scheduled amortization, voluntary prepayments and liquidations of Mortgage Loans and modifications to the Mortgage Rate applicable to any Mortgage Loan. If principal payments, including voluntary and involuntary principal prepayments, are made on a Mortgage Loan with a relatively high Net Mortgage Rate at a rate faster than the rate of principal payments on the Mortgage Pool as a whole, the Pass-Through Rates applicable to the Class [EC], Class [ ], Class [ ] and Class [IO] Certificates will be adversely affected. Accordingly, the yield on each such Class of Certificates will be sensitive to changes in the outstanding principal balances of the Mortgage Loans as a result of scheduled amortization, voluntary prepayments and liquidations of Mortgage Loans. The Pass-Through Rate on each of the Class [ ], Class [ ] and Class [IO] Certificates is equal to the greater of (i) the Weighted Average Net Mortgage Rate and (ii) [ ]%. If the Weighted Average Net Mortgage Rate were to fall below
[ ]%, the Pass-Through Rate on the Class [ ] and Class [ ] Certificates would be
[ ]%, and there will not be sufficient cash flow to make all interest payments due on each of such Classes and the Class [IO] Certificates. Any such interest shortfall would affect the Class [IO] Certificates prior to affecting the Class
[ ] Certificates and would affect the Class [ ] Certificates  prior to affecting
the   Class   [  ]   Certificates.   See   "DESCRIPTION   OF  THE   CERTIFICATES
- --Distributions"  herein.  For a description of the interest rates applicable to
the   Mortgage   Loans   see   "DESCRIPTION   OF  THE   MORTGAGE   POOL--Certain
Characteristics of the Mortgage Pool--Range of Mortgage Rates" herein.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until, at the earliest, the 25th day of the month following the month in which interest accrued on the Certificates, the effective yield to the holders of the Regular Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rate and purchase prices (assuming such prices did not account for such delay).

     Interest Shortfalls. As described under "DESCRIPTION OF THE CERTIFICATES--Distributions" herein, if the portion of the Available Funds distributable in respect of interest on any Class of Regular Certificates on any Distribution Date is less than the amount of interest required to be paid to the holders of such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of Available Funds on such Distribution Dates. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life of the Regular Certificates

     Weighted average life refers to the average amount of time that will elapse from the date of determination to the date of distribution to the investor of each dollar distributed in reduction of principal balance [or notional balance] of such security. The weighted average life of the Regular Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, Balloon Payments, prepayments or liquidations.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant rate of prepayment each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR of "O%" assumes that none of the Mortgage Loans is prepaid by a borrower before maturity, while CPRs "0.5%," "1.5%," "4.2%," "5.0%" and "15.0%" assume that prepayments on the relevant Mortgage Loans are made by borrowers at those CPRs. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Trust Fund.

     The tables set forth below have been prepared on the basis of certain assumptions as described below regarding the characteristics of the Mortgage Loans that are expected to be included in the Mortgage Pool as described under "DESCRIPTION OF THE MORTGAGE POOL" herein and the performance thereof. The tables assume, among other things, that: (i) as of the date of issuance of the Regular Certificates, the Mortgage Loans provide for a Monthly Payment of principal and interest that would fully amortize the remaining principal balance of such Mortgage Loan using the Monthly Payments in the amounts set forth in Annex A hereto, commencing on the first day of the month immediately following the month in which such issuance occurs, with, if such Mortgage Loan is a Balloon Loan, the Monthly Payments in the amounts set forth in Annex A hereto and a principal payment in the amount that would reduce the principal balance of such Balloon Loan to zero on the maturity date set forth in Annex A; (ii) the Mortgage Loan Seller will not repurchase any Mortgage Loan and none of the [Master Servicer,] [the Special Servicer,] [the Depositor] or [the holders of the Class LR Certificates] exercises its option to purchase Mortgage Loans and thereby cause a termination of the Trust Fund; (iii) there are no delinquencies or Realized Losses on the Mortgage Loans; (iv) no Prepayment Premiums are paid with respect to any Mortgage Loan; (v) payments on the Certificates will be made on the 25th day of each month, commencing on [ ], 1996 (notwithstanding that any such day is not a Business Day); (vi) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund other than the Servicing Fee; and (vii) the Regular Certificates will be purchased on [_____________].

     The actual performance of the Mortgage Loans will differ from the assumptions used in calculating the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. Any difference between such assumptions and the actual performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Balance outstanding over time and the weighted average lives of the Classes of Regular Certificates.

     Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average life of each Class of Regular Certificates, and set forth the percentages of the initial Certificate Balance [or Notional Balance] of each such Class of Regular Certificates that would be outstanding after each of the Distribution Dates shown based on the assumptions described above and the following additional assumptions for each of the designated scenarios (the "Scenarios"). In the case of Scenario 1, it was assumed that none of the Mortgage Loans prepay prior to their maturity date. In the case of Scenario 2, it was assumed that all the Mortgage Loans prepay at a rate equal to 0% CPR for the 48 months beginning on the Due Date in [____________________], 1996, then at a rate equal to 0.5% CPR for the 12 months beginning on the Due Date in [ ], 2000, then at a rate equal to 1.5% CPR for the 24 months beginning on the Due Date in [ ], 2001, then at a rate equal to 4.2% CPR for the 24 months beginning on the Due Date in [ ], 2003, then at a rate equal to 5.0% CPR for the 24 months beginning on the Due Date in [ ], 2005, and finally at a rate equal to 15.0% CPR for the period beginning on the Due Date in [ ], 2007. In the case of Scenario 3, the prepayment assumptions set forth in Scenario 2 were assumed and it was further assumed that the Trust Fund will be terminated pursuant to an auction on the Distribution Date occurring in [ ]. See "THE POOLING AND SERVICING AGREEMENT--Auction" herein.

         Percentage of Initial Certificate Balance
                      Outstanding for
                 Each Designated Scenario


                       CLASS A             CLASS B             CLASS C
                      SCENARIO            SCENARIO            SCENARIO

DISTRIBUTION  1      2     3     1      2      3      1     2      3
- ------------- -      -     -     -      -      -      -     -      -
DATE

Initial
Percentage



















Weighted
Average Life
1

- -----------------------
1The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance referred to in clause (i).


     [Based on the assumptions described in the third paragraph preceding the above tables, (i) the weighted average life of the Class [EC] Certificates under the assumptions described above as Scenario 1 would be [ ] years, (ii) the weighted average life of the Class [EC] Certificates under the assumptions described above as Scenario 2 would be [ ] years and (iii) the weighted average life of the Class [EC] Certificates under the assumptions described above as Scenario 3 would be [ ] years. The weighted average lives of each such Class set forth above are determined by (a) multiplying the amount of each distribution that reduces the Class [EC] Notional Balance by the number of years from the date of purchase to the related Distribution Date, (b) adding the results and
(c) dividing the sum by the aggregate distributions in reduction of the Notional Balance referred to in clause (a).]

Mortgage Defaults

     Effect on Subordinate Certificates. The aggregate amount of distributions on the Subordinate Certificates offered hereby, the yield to maturity of such Subordinate Certificates, the rate of principal payments on such Subordinate Certificates and the weighted average life of such Subordinate Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. If a purchaser of a Subordinate Certificate of any Class calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such Class of Certificates, such purchaser's actual yield to maturity will be lower than that so calculated and could be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Subordinate Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity.

     The yield to investors in the Subordinate Certificates will be very sensitive to the timing and magnitude of losses on the Mortgage Loans due to liquidations following a default, and will also be very sensitive to delinquencies in payment. MOREOVER, BECAUSE THE SUBORDINATE CERTIFICATES ARE SUBORDINATED TO THE SENIOR CERTIFICATES, REALIZED LOSSES WILL BE ALLOCATED FIRST TO THE CLASS C CERTIFICATES, UNTIL THE CERTIFICATE BALANCE THEREOF IS REDUCED TO ZERO, SECOND TO THE CLASS B CERTIFICATES, UNTIL THE CERTIFICATE BALANCE THEREOF IS REDUCED TO ZERO AND THIRD TO THE CLASS A CERTIFICATES, UNTIL THE CERTIFICATE BALANCE THEREOF IS REDUCED TO ZERO. AS A RESULT, A LOSS ON ANY ONE OF THE MORTGAGE LOANS COULD RESULT IN A SIGNIFICANT LOSS, OR IN SOME CASES A COMPLETE LOSS, OF AN INVESTOR'S INVESTMENT IN ANY CLASS OF THE SUBORDINATE CERTIFICATES. CONSEQUENTLY PROSPECTIVE INVESTORS SHOULD PERFORM THEIR OWN ANALYSIS OF THE EXPECTED TIMING AND SEVERITY OF REALIZED LOSSES PRIOR TO INVESTING IN ANY SUBORDINATE CERTIFICATE. [Describe subordination provisions of Class [EC], Class [IO] and Class [PO] Certificates, if applicable.]

     As described under "THE POOLING AND SERVICING  AGREEMENT--Advances" herein,
(i) the Master Servicer, the Trustee and the Fiscal Agent will be entitled to receive interest on unreimbursed Advances at the Advance Rate and (ii) and the Special Servicer will be entitled to receive servicing compensation for Specially Serviced Mortgage Loans and REO Mortgage Loans as described herein under "THE POOLING AND SERVICING AGREEMENT--Special Servicing." The Master Servicer's and the Special Servicer's rights to receive such payment of interest and compensation are prior to the rights of Certificateholders to receive distributions on the Certificates and, consequently, may result in losses being allocated to the Subordinate Certificates that would not otherwise have resulted absent the accrual of such interest or such additional compensation.

     Even if losses on the Mortgage Loans are not borne by an investor in any Class, such losses may affect the weighted average life and yield to maturity of such investor's Certificates.

     Regardless of whether losses ultimately result, delinquencies and defaults on the Mortgage Loans may significantly delay the receipt of payments by the holder of a Subordinate Certificate, to the extent that Advances or the subordination of another Class of Certificates does not fully offset the effects of any such delinquency or default. With respect to any Distribution Date, P&I Advances will only be made with respect to any Seriously Delinquent Loan if and to the extent that Available Funds for such Distribution Date (exclusive of any P&I Advance with respect to any Seriously Delinquent Loan) are not sufficient to make full distributions in accordance with the Available Funds Allocation to each Class of Certificates whose Certificate Balance would not be reduced by Anticipated Losses with respect to all Seriously Delinquent Loans. Therefore, neither (i) the most subordinate Class (or Classes) of Certificates outstanding at any time nor (ii) any other Class of Certificates whose Certificate Balance would be reduced if Realized Losses occurred in the amount of Anticipated Losses with respect to all Seriously Delinquent Loans will receive distributions on any Distribution Date on which one or more Mortgage Loans is a Seriously Delinquent Loan unless Available Funds for such Distribution Date (exclusive of any P&I Advances with respect to any Seriously Delinquent

Loans) exceed the amount necessary to make full distributions in accordance with the Available Funds Allocation to each Class of Certificates that is senior to such Class. See "THE POOLING AND SERVICING AGREEMENT--Advances" herein.

Residual Certificates

     As indicated under "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" herein, the Class R and Class LR Certificates are not entitled to regular distributions. The Class R and Class LR Certificates are not expected to receive any distributions until after the Certificate Balances of all other Classes of Certificates have been reduced to zero and only to the extent of any Available Funds remaining in the Distribution Account and Collection Account, respectively, on any Distribution Date. In the case of the Class LR Certificates, the existence of any Available Funds remaining in the Collection Account may result from the allocation of Available Funds to the Lower-Tier Regular Interests as described in the Available Funds Allocation. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein. No assurance can be given that any Available Funds will remain in the Collection Account for distribution to the Class LR Certificates. In the case of the Class R Certificates, no Available
Funds are expected to remain in the Distribution Account for distribution thereto. Therefore, the Class R and Class LR Certificateholders' REMIC taxable income and the tax liability thereon will substantially exceed cash distributions to such holders during certain periods. There can be no assurance as to the amount by which such taxable income or such tax liability will exceed cash distributions in respect of the Class R Certificates and Class LR Certificates during any such period and no representation is made with respect thereto. Due to the special tax treatment of residual interests, the after-tax return of the Class R Certificates and Class LR Certificates may be significantly lower than would be the case if the Class R Certificates and Class LR Certificates were taxed as debt instruments, or may be negative.

            THE POOLING AND SERVICING AGREEMENT

General

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of [ ], 1996 (the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent.

     The Depositor will provide to a prospective or actual holder of a Certificate without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to Midland Realty Acceptance Corp., 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105, attention: _________________________ at telephone number
                             .

Assignment of the Mortgage Loans

     On or before the Closing Date, the Depositor will assign or cause the assignment of the Mortgage Loans without recourse, to the Trustee for the benefit of the holders of Certificates. On or prior to the Closing Date, the Depositor will deliver to the Trustee, with a copy to the Master Servicer, with respect to each Mortgage Loan the following set of documents (the "Trustee Mortgage File"):

[Describe documents to be included in Trustee Mortgage
File.]

If the Depositor cannot deliver any original or certified recorded document described above on the Closing Date, the Depositor will use its best efforts to deliver (or cause to be delivered) such original or certified recorded documents within [ ] days from the Closing Date (subject to delays attributable to the failure of the appropriate recording office to return such documents, in which case the Depositor will deliver such documents promptly upon receipt thereof). The Trustee is obligated to review the Trustee Mortgage File for each Mortgage Loan within [ ] days after the later of delivery or the Cut-off Date and report any missing documents or certain types of defects therein to the Depositor.

     The Master Servicer will hold all remaining Mortgage Loan Documents and all other documents related to each Mortgage Loan, including copies of any management agreements, ground leases, appraisals, surveys, environmental reports and similar documents and any other written agreements relating to each Mortgage Loan (collectively, the "Master Servicer Mortgage File" and together with the Trustee Mortgage File, the "Mortgage File") in trust for the benefit of the Trustee on behalf of Certificateholders. The legal ownership of all records and documents with respect to each Mortgage Loan prepared by or that come into the possession of the Master Servicer will immediately vest in the Trustee, in trust for the benefit of Certificateholders.

Representations and Warranties; Repurchase

     In the Pooling and Servicing Agreement, the Depositor will assign certain representations and warranties made by the Mortgage Loan Seller in the Mortgage Loan Purchase and Sale Agreement to the Trustee for the benefit of Certificateholders.

     In the Mortgage Loan Purchase and Sale Agreement, the Mortgage Loan Seller (with respect to each of the Mortgage Loans) will represent and warrant, among other things, that (subject to certain exceptions specified in the Mortgage Loan Purchase and Sale Agreement), as of the date of the Mortgage Loan Purchase and Sale Agreement (unless another date is specified):

     [Describe material representations and warranties.]

     The Pooling and Servicing Agreement requires that the Custodian, the Master Servicer, the Special Servicer or the Trustee notify the Mortgage Loan Seller upon its becoming aware of any breach of certain representations or warranties of the Mortgage Loan Seller in the Mortgage Loan Purchase and Sale Agreement, or that any document required to be included in the Mortgage File does not conform to the requirements of the Pooling and Servicing Agreement. The Mortgage Loan Purchase and Sale Agreement provides that, with respect to any such Mortgage Loan, within [ ] days after notice of such breach from the Custodian, the Master Servicer, the Special Servicer or the Trustee, the Mortgage Loan Seller will either (a) repurchase such Mortgage Loan at its outstanding principal balance, plus accrued interest from the Due Date as to which interest was last paid or was advanced up to the Due Date in the month following the month in which such repurchase occurs, the amount of any unreimbursed Advances, together with interest thereon at the Advance Rate, relating to such Mortgage Loan, the amount of any unpaid servicing compensation relating to such Mortgage Loan and the amount of any expenses reasonably incurred by the Master Servicer, the Special Servicer or the Trustee in respect of such repurchase obligation (such price, the "Repurchase Price") or (b) promptly cure such breach in all material respects, provided, however, if such defect or breach cannot be cured within such [ ] day period, so long as the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such breach, such [ ] day period will be extended for an additional [ ] days; provided, further, that no such extension will be applicable unless the Mortgage Loan Seller delivers to the Depositor (or its successor in interest) an officer's certificate (i) describing the measures being taken to cure such breach and (ii) stating that the Mortgage Loan Seller believes such breach will be cured within such [ ] days. Without limiting the generality of the provisions described above, if a Mortgage Loan fails to constitute a "qualified mortgage" within the meaning of the REMIC provisions of the Code by reason of the breach of a representation, warranty or covenant or by reason of missing or defective documentation, then no extension of the [ ] day period in the preceding sentence will apply.

     The obligation of the Mortgage Loan Seller to repurchase or cure constitutes the sole remedy available to holders of Certificates or the Trustee for a breach of a representation or warranty by the Mortgage Loan Seller. Neither the Depositor nor the Master Servicer or Special Servicer will be obligated to purchase a Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to repurchase or cure and no assurance can be given that the Mortgage Loan Seller will fulfill its obligation. If such obligation is not met, as to a Mortgage Loan that is not a "qualified mortgage," the Upper-Tier REMIC and Lower-Tier REMIC may be disqualified.

Servicing of the Mortgage Loans; Collection of Payments

     The Pooling and Servicing Agreement requires the Master Servicer and the Special Servicer to service and administer the Mortgage Loans (or in the case of the Special Servicer, the Specially Serviced Mortgage Loans and REO Mortgage Loans) on behalf of the Trust Fund solely in the best interests of and for the benefit of all of the Certificateholders and the Trustee in accordance with the terms of the Pooling and Servicing Agreement and the Mortgage Loans. In furtherance of and to the extent consistent with the foregoing, except to the extent that the Pooling and Servicing Agreement provides for a contrary specific course of action, each of the Master Servicer and the Special Servicer are required to service and administer the Mortgage Loans in the same manner as it services and administers similar mortgage assets in other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers used with respect to loans comparable to the Mortgage Loans, and with a view to the maximization of timely and complete recovery of principal and interest on the Mortgage Loans but without regard to (i) any other relationship that the Master Servicer, the Special Servicer, any sub-servicer or any affiliate of the Master Servicer, the Special Servicer or any sub-servicer may have with the borrowers or any affiliate of such borrowers; (ii) the ownership of any Certificate by the Master Servicer, the Special Servicer or any affiliate of either; (iii) the Master Servicer's, the Trustee's or the Fiscal Agent's obligations, as applicable, to make Advances or to incur servicing expenses with respect to the Mortgage Loans; (iv) the Master Servicer's, the Special Servicer's or any sub-servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction; or (v) the ownership, servicing or management for others, by the Master Servicer, the Special Servicer or any sub-servicer of any other mortgage loans or property. Each of the Master Servicer and the Special Servicer is permitted, at its own expense, to employ sub-servicers, agents or attorneys in performing any of its obligations under the Pooling and Servicing Agreement, but will not thereby be relieved of any such obligation, and will be responsible for the acts and omissions of any such sub-servicers, agents or attorneys. The Pooling and Servicing Agreement provides, however, that neither the Master Servicer (or its general partner) nor the Special Servicer, nor any of their directors, officers, employees or agents, will have any liability to the Trust Fund or the Certificateholders for taking any action or refraining from taking an action in good faith or for errors in judgment. The foregoing provision would not protect the Master Servicer, the Special Servicer or such person for the breach of any of the Master Servicer's or Special Servicer's respective representations or warranties in the Pooling and Servicing Agreement, any liability by reason of willful misfeasance, bad faith, fraud or negligence or against any specific liability imposed on the Master Servicer or the Special Servicer for a breach of the servicing standards set forth in the Pooling and Servicing Agreement in the performance of its duties or by reason of its reckless disregard of obligations or duties under the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement requires the Master Servicer and the Special Servicer to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and to the extent such procedures are consistent with the Pooling and Servicing Agreement, to follow collection procedures as would be consistent with the servicing standard under the Pooling and Servicing Agreement. Consistent with the above, the Master Servicer or the Special Servicer, as applicable, may, in its discretion, waive any late payment charge or penalty fee in connection with any delinquent Monthly Payment or Balloon Payment with respect to any Mortgage Loan.

     With respect to each Mortgage Loan that provides for prepayment at the option of the mortgagee, the Master Servicer or the Special Servicer, as applicable, will exercise such option at the earliest possible date as provided in the related Note and Mortgage Loan documents.

Advances

     Subject to the limitations described below, the Master Servicer will be obligated to advance (each such amount, a "P&I Advance"), on the Business Day preceding each Distribution Date (the "Remittance Date"), an amount equal to the total or any portion of the Monthly Payment on a Mortgage Loan that was delinquent  as of the close of  business  on the  Business  Day  preceding  such
Remittance Date or, in the event of a default in the payment of a Balloon Payment, the Assumed Scheduled Payment with respect to the related Balloon Loan, unless the Master Servicer determines that any such advance would be a nonrecoverable Advance and delivers to the Trustee an officer's certificate and accompanying documentation related to a determination of nonrecoverability as required by the Pooling and Servicing Agreement. With respect to any Distribution Date and any Seriously Delinquent Loan, P&I Advances will only be made if and to the extent that Available Funds for such Distribution Date (exclusive of any P&I Advance with respect to any Seriously Delinquent Loan) are not sufficient to make full distributions in accordance with the Available Funds Allocation to each Class of Certificates whose Certificate Balance would not be reduced by the Anticipated Loss with respect to all Seriously Delinquent Loans. A "Seriously Delinquent Loan" is any Mortgage Loan that (i) is 90 days or more delinquent (without regard to any grace period) or (ii) was 90 days or more delinquent (without regard to any grace period) and as to which the related borrower has not made, since the most recent date on which such Mortgage Loan was so delinquent, 24 consecutive Monthly Payments. On each Remittance Date the Master Servicer is obligated to determine the excess, if any, of (x) an amount equal to the sum of the following amounts with respect to such Seriously Delinquent Loan: (i) the outstanding principal balance thereof that is due and payable; (ii) the interest portion of any unreimbursed P&I Advances with respect thereto; (iii) any unreimbursed Property Advances with respect thereto; and (iv) any currently payable or delinquent property taxes with respect thereto over (y) the appraised value of each Seriously Delinquent Loan (based on an appraisal obtained upon such Mortgage Loan becoming 90 days delinquent or as otherwise required pursuant to the Pooling and Servicing Agreement) (the aggregate of such amounts for all Seriously Delinquent Loans, the "Anticipated Loss"). Therefore, neither (i) the most subordinate Class (or Classes) of Certificates outstanding at any time nor (ii) any other Class of Certificates whose Certificate Balance would be reduced if Realized Losses occurred in the amount of the Anticipated Loss with respect to all Seriously Delinquent Loans will receive distributions on any Distribution Date on which one or more Mortgage Loans is a Seriously Delinquent Loan unless Available Funds for such Distribution Date (exclusive of any P&I Advances with respect to any Seriously Delinquent Loans) exceed the amount necessary to make full distributions in accordance with the Available Funds Allocation to each Class of Certificates that is senior to such Class. In the event that more than one Mortgage Loan is a Seriously Delinquent Loan, any such P&I Advances will be designated by the Master Servicer to have been made, first, with respect to Seriously Delinquent Loans (excluding any REO Mortgage Loans) as to which the related borrower is delinquent only in the payment of Monthly Payments; second, with respect to Seriously Delinquent Loans (excluding any REO Mortgage Loans) as to which the related Borrower is delinquent in the payment of a Balloon Payment; and third, with respect to Seriously Delinquent Loans that are REO Mortgage Loans; provided however, that any such designation will be made first to those Seriously Delinquent Loans in respect of which the Master Servicer reasonably determines that such P&I Advance is most likely to be recoverable.

     In addition to P&I Advances, the Master Servicer will also be obligated (subject to the limitations described herein) to make cash advances ("Property Advances," and together with P&I Advances, "Advances") to pay Property Protection Expenses and delinquent real estate taxes, assessments and hazard insurance premiums and to cover other similar costs and expenses necessary to protect and preserve the security of the related Mortgage. "Property Protection Expenses" comprise certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title to, or management of, REO Property or the sale of defaulted Mortgage Loans or REO Properties. The Master Servicer will not, however, be obligated to advance from its own funds any amounts required to cure any failure of any Mortgaged Property to comply with the Americans with Disabilities Act of 1990, and all rules and regulations promulgated pursuant thereto, or any applicable environmental law or to contain, clean up or remedy any environmental condition present at any Mortgaged Property.

     If the Master Servicer fails to fulfill its obligation to make any required Advance, the Trustee, acting in accordance with the servicing standard, will be required to make the Advance subject to its determination of recoverability. If the Trustee fails to make any such required Advance, the Fiscal Agent will be required to make the Advance, subject to its determination of recoverability. Both the Trustee and the Fiscal Agent will be entitled to rely conclusively on any non-recoverability determination of the Master Servicer. See "--The Trustee" and "--The Fiscal Agent" below.

     The obligation of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, to make Advances with respect to any Mortgage Loan pursuant to the Pooling and Servicing Agreement continues through the foreclosure of such Mortgage Loan and until the liquidation of the Mortgage Loan or related Mortgaged Properties. Advances are intended to provide a limited amount of liquidity, not to guarantee or insure against losses. None of the Master Servicer, the Trustee or the Fiscal Agent will be required to make any Advance that it determines will not be recoverable by the Master Servicer, the Trustee or the Fiscal Agent, as applicable, out of related late payments, Insurance Proceeds, Liquidation Proceeds and certain other collections with respect to the Mortgage Loan as to which such Advances were made. To the extent that any borrower is not obligated under its Mortgage Loan documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Special Servicer that forgives loan payments or other amounts that the Master Servicer previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such Advances is available to it, such Advances will be deemed to be nonrecoverable; provided, however, in connection with the foregoing, the Master Servicer will provide an officer's certificate as described below. In addition, if the Master Servicer, the Trustee or the Fiscal Agent, as applicable, determines that any Advance previously made will not be recoverable from the foregoing sources, then the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimburse itself for such Advance, plus interest thereon, out of amounts on deposit in the Collection Account prior to distributions on the Certificates. Any such judgment or determination must be evidenced by an officer's certificate delivered to the Trustee (or, in the case of the Trustee or the Fiscal Agent, the Depositor) setting forth such judgment or determination of nonrecoverability and the procedure and considerations of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, forming the basis of such determination.

     The Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimbursement for any Advance equal to the amount of such Advance from (i) any collections on or in respect of the particular Mortgage Loan or REO Property with respect to which each such Advance was made or (ii) upon determining that such Advance is not recoverable in the manner described in the preceding clause, from any other amounts from time to time on deposit in the Collection Account.

     The Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to receive interest at a rate equal to the Prime Rate (as published in The Wall Street Journal, or if The Wall Street Journal is no longer published, The New York Times, from time to time), (the "Advance Rate") on its outstanding Advances and will be authorized to pay itself such interest monthly from general collections with respect to all of the Mortgage Loans prior to any payment to holders of Certificates. If the interest on such Advance is not offset by Default Interest a shortfall will result which will have the same effect as a Realized Loss.

Accounts

     Collection Account. The Master Servicer will, pursuant to the Pooling and Servicing Agreement, establish and maintain an account or accounts (the "Collection Account") into which it will be required to deposit, within one Business Day of receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans: (i) all payments on account of principal on the Mortgage Loans, including the principal component of Unscheduled Payments on the Mortgage Loans; (ii) all payments on account of interest and Default Interest on the Mortgage Loans and the interest portion of all Unscheduled Payments and all Prepayment Premiums; (iii) any amounts required to be deposited by the Master Servicer in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account; (iv)
(x) all Net REO Proceeds transferred from an REO Account and (y) all Condemnation Proceeds, Insurance Proceeds and Net Liquidation Proceeds not required to be applied to the restoration or repair of the related Mortgaged Property; (v) any amounts received from borrowers that represent recoveries of Property Protection Expenses or Property Advances; and (vi) any other amounts required by the provisions of the Pooling and Servicing Agreement to be deposited into the Collection Account by the Master Servicer or the Special Servicer, including, without limitation, proceeds of any purchase or repurchase of a Mortgage Loan as described under "--Representations and Warranties; Repurchase," "--Realization Upon Mortgage Loans," "--Optional Termination" [and "--Auction."]

     The foregoing requirements for deposits in the Collection Account will be exclusive, and any payments in the nature of late payment charges, late fees, assumption fees, loan modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Master Servicer and, to the extent permitted by applicable law, the Master Servicer or the Special Servicer, as applicable, will be entitled to retain any such charges and fees received with respect to the Mortgage Loans. In the event that the Master Servicer deposits into the Collection Account any amount not required to be deposited therein, the Master Servicer may at any time withdraw such amount from the Collection Account.

     Distribution Account. The Trustee will, pursuant to the Pooling and Servicing Agreement, establish and maintain an account or accounts (the "Distribution Account") in the name of the Trustee for the benefit of the holders of Certificates. With respect to each Distribution Date, the Master Servicer will deposit in the Distribution Account, to the extent of funds on deposit in the Collection Account, on or before the Remittance Date an aggregate amount of immediately available funds equal to the Available Funds. To the extent not included in Available Funds, the Master Servicer will remit to the Trustee all P&I Advances for deposit into the Distribution Account on the related Remittance Date. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein.

     The Collection Account and the Distribution Account will be held in the name of the Trustee (or, in the case of the Collection Account, the Master Servicer on behalf of the Trustee) on behalf of the holders of Certificates and the Trustee (and, in the case of the Collection Account, the Master Servicer) will be authorized to make withdrawals therefrom. Each of the Collection Account and the Distribution Account will be either (i) an account or accounts maintained with either a federally or state-chartered depository institution or trust company the long term unsecured debt obligations of which (or of such institution's parent holding company) are rated by each of the Rating Agencies in the rating category equal to or greater than the highest then-current rating assigned to a Class of Certificates then outstanding at the time of any deposit therein or (ii) a trust account or accounts maintained with a federally or state--chartered depository institution or trust company acting in its fiduciary capacity, having, in either case, a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or otherwise confirmed in writing by each of the Rating Agencies that the maintenance of such account, will not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates (an "Eligible Bank"). Amounts on deposit in such accounts may be invested in certain

United States government securities and other investments specified in the Pooling and Servicing Agreement ("Permitted Investments"). See "DESCRIPTION OF THE CERTIFICATES--Accounts" in the Prospectus for a listing of Permitted Investments.

Withdrawals from the Collection Account

     The Master Servicer may make withdrawals from the Collection Account for the following purposes: (i) to remit on or before each Remittance Date to the Distribution Account an amount equal to Available Funds and any Prepayment Premiums for such Distribution Date; (ii) to pay or reimburse the Master Servicer, the Trustee or the Fiscal Agent, as applicable, for Advances made by it and interest on Advances, the Master Servicer's right to reimburse itself for items described in this clause (ii) being limited as described herein under "--Advances"; (iii) to pay on or before each Remittance Date to the Master Servicer and Special Servicer the fee portion of the servicing compensation in respect of the related Distribution Date to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loan, and to pay from time to time, to the Master Servicer, any interest or investment income earned on funds deposited in the Collection Account, and pay the Master Servicer as additional servicing compensation any Prepayment Interest Surplus received in the preceding Collection Period and to pay the Master Servicer or the Special Servicer, as applicable, any other amounts constituting additional servicing compensation; (iv) to pay on or before each Distribution Date to the Depositor, the Mortgage Loan Seller or other purchaser with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to the Pooling and Servicing Agreement, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined; (v) to the extent not reimbursed or paid pursuant to any of the above clauses, to reimburse or the pay Master Servicer, the Special Servicer, the Trustee, the Depositor and/or the Fiscal Agent, as applicable, for certain other unreimbursed expenses incurred by or on behalf of such person pursuant to and to the extent reimbursable under the Pooling and Servicing Agreement and to satisfy any indemnification obligations of the Trust Fund under the Pooling and Servicing Agreement; (vi) to pay to the Trustee amounts requested by it to pay taxes on certain net income with respect to REO Properties; (vii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and (viii) to clear and terminate the Collection Account pursuant to a plan for termination and liquidation of the Trust Fund.

Enforcement of "Due-on-Sale" and "Due-on-Encumbrance"
Clauses

     The Master Servicer or the Special Servicer, as applicable, will be obligated to enforce the Trustee's rights under the "due-on-sale" clause in the related Mortgage Loan documents to accelerate the maturity of the related Mortgage Loan, unless such provision is not enforceable under applicable law or enforcement thereof would result in a loss of insurance coverage under any related insurance policy or such enforcement is reasonably likely to result in meritorious legal action by the related borrower or to the extent the Master Servicer or the Special Servicer, as applicable, acting in accordance with the servicing standard described herein, determines that such enforcement is not in the best interests of the Trust Fund. A "due-on-sale" or "due-on-encumbrance" clause may, under certain circumstances, be unenforceable against a borrower that is a debtor in a case under the Bankruptcy Code.

     If applicable law prohibits the enforcement of a "due-on-sale" clause or the Master Servicer or Special Servicer is (i) otherwise prohibited from taking such action as described in the preceding paragraph or (ii) determines that such enforcement is not in the best interests of the Trust Fund and, as a consequence, a Mortgage Loan is assumed, (x) the original borrower may be released from liability for the unpaid principal balance of the related Mortgage Loan and interest thereon at the applicable Mortgage Rate during the remaining term of such Mortgage Loan, (y) the Master Servicer may accept payments in respect of the Mortgage Loan from the new owner of the Mortgaged Property and
(z) the Master Servicer or the Special Servicer, as applicable, may enter into an assumption agreement with a new purchaser whereby the new owner of the Mortgaged Property will be substituted as the borrower and the original borrower released, so long as (to the extent permitted by law) the new owner satisfies the underwriting requirements customarily imposed by the Master Servicer or the Special Servicer, as applicable, as a condition to its approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan. In the event a Mortgage Loan is assumed as described in the preceding sentences, the Trustee, the Master Servicer and the Special Servicer, will not permit any modification of such Mortgage Loan other than as described below under "--Amendments, Modifications and Waivers." The Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any assumption fees paid by the original borrower or the new owner in connection with such assumption. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions--Due-on-Sale Provisions" in the Prospectus. A new owner of the Mortgaged Property may be substituted or a junior or senior lien allowed on the Mortgaged Property, without the consent of the Master Servicer, the Special Servicer or the Trustee in a bankruptcy proceeding involving the Mortgaged Property.

     If any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms (i) provides that such Mortgage Loan will (or may at the related mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on such Mortgaged Property or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on such Mortgaged Property, then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or the Special Servicer, as applicable, on behalf of the Trust Fund, will enforce such provision and in connection therewith will (x) accelerate the payments due on such Mortgage Loan or (y) withhold its consent to the creation of any such lien or other encumbrance, as applicable, except, in each case, to the extent that the Master Servicer or the Special Servicer, as applicable, acting in accordance with the applicable servicing standard, determines that such enforcement would not be in the best interests of the Trust Fund and receives written confirmation from [S&P] that forbearance to enforce such provision will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by [S&P] to any Class of Certificates. Notwithstanding the foregoing, the Master Servicer or the Special Servicer, as applicable, may forbear from enforcing any "due-on-encumbrance" provision in connection with any junior or senior lien on the Mortgaged Property imposed in connection with any bankruptcy proceeding involving the Mortgaged Property.

Inspections; Appraisals

     The Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans or REO Property) is required (at its own expense) to inspect each Mortgaged Property at such times and in such manner as are consistent with the servicing standards described herein, but will in any event
(i) inspect each Mortgaged Property at least once every 12 months commencing in [__________], 1997 unless each of the Rating Agencies has confirmed in writing that a longer period between inspections will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates (ii) if the Master Servicer or the Special Servicer, as applicable, retains any Financial and Lease Reporting Fees pursuant to the related Mortgage Loan, inspect the related Mortgaged Property as soon as practicable thereafter (except to the extent such property has been inspected by the Master Servicer or the Special Servicer within the preceding 120 days), and (iii) if any Monthly Payment becomes more than 60 days delinquent (without giving effect to any grace period permitted under the related Note or Mortgage) on any Mortgage Loan and if to do so is in the best interest of Certificateholders, inspect each related Mortgaged Property as soon as practicable thereafter.

Realization Upon Mortgage Loans

     Appraisals for Specially Serviced Mortgage Loans.
Contemporaneously with the earliest of (i) the effective
date of any modification of the stated maturity, Mortgage
Rate, principal balance or amortization
terms of any Specially Serviced Mortgage Loan or other "significant" modification (as defined in Section 1001 of the Code) of any Mortgage Loan, as to which a default has occurred or is reasonably foreseeable, (ii) the date 90 days after the occurrence of any uncured payment delinquency, (iii) the date 180 days after a receiver is appointed in respect of a Mortgaged Property or (iv) the date a Mortgaged Property becomes an REO Property, the Special Servicer will obtain an appraisal of the Mortgaged Property or REO Property, as the case may be, from an independent appraiser who is a member of the Appraisal Institute (an "Updated Appraisal"), which appraisal shall be conducted in accordance with MAI standards.

     Following a default in the payment of a Balloon Payment, the Special Servicer may grant successive extensions of up to 12 months each of the defaulted Mortgage Loan; provided that the Special Servicer may not grant any such successive extensions if, during the previous 12-month period, such borrower was 60 days delinquent in payment of any principal or interest; and provided further that if any extension is granted after the third successive extension has been granted, such further extension will only be granted with the approval of the entity appointed to advise upon extensions, initially, Midland Loan Services, L.P. (the "Extension Advisor"). The Special Servicer may not grant any extension that permits such borrower to make payments of interest only for a period, in the aggregate, of greater than 12 months.

     The Extension Advisor may be replaced at any time by the holders of 662/3% of the Voting Rights allocated to each Class of Regular Certificates, other than the most subordinate such Class of Regular Certificates, but may not be the Special Servicer. The Extension Advisor (if other than Midland Loan Services, L.P.) will be paid a fee of 0.04% of the Scheduled Principal Balance of any Mortgage Loan as to which an extension is requested that requires the Extension Advisor's approval. Such fee is payable first from loan modification fees from the borrower under the related Mortgage Loan and, to the extent such amounts are insufficient, from fees otherwise payable to the Master Servicer and the Special Servicer.

     Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans. In connection with any foreclosure or other acquisition, any costs and expenses incurred in any such proceedings will be advanced by the Master Servicer as a Property Advance, unless the Master Servicer determines that such Advance would constitute a nonrecoverable Advance.

     If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state in which the Mortgaged Property is located, the Special Servicer will not be required to pursue a deficiency judgment against the related borrower, or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an officer's certificate delivered to the Trustee.

     Notwithstanding any provision to the contrary, the Special Servicer will not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and will not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the holders of Certificates, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of, such Mortgaged Property within the meaning of CERCLA or any comparable law, unless the Special Servicer has previously determined, based on an updated environmental assessment report prepared by an independent person who regularly conducts environmental audits, that: (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith and (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such hazardous materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed-in-lieu of foreclosure, the deed or certificate of sale will be issued to the Trustee or to its nominee on behalf of the Trustee as the holder of the Lower-Tier Regular Interests and the holders of Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan will be considered to be a Mortgage Loan held in the Trust Fund until such time as the related REO Property is sold by the Trust Fund and will be reduced only by collections net of expenses.

     If the Trust Fund acquires a Mortgaged Property by foreclosure or deed-in-lieu of foreclosure upon a default of a Mortgage Loan, the Pooling and Servicing Agreement provides that the Special Servicer must administer such Mortgaged Property so that it qualifies at all times as "foreclosure property" within the meaning of Code Section 860G(a)(8). The Pooling and Servicing Agreement also requires that any such Mortgaged Property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such Mortgaged Property. Generally, the Lower-Tier REMIC will not be taxable on income received with respect to the Mortgaged Property to the extent that it constitutes "rents from real property," within the meaning of Code Section 856(c)(3)(A) and Treasury regulations thereunder. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the Mortgaged Properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings that are of a similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the Mortgaged Properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a Mortgaged Property owned by the Trust Fund, presumably allocated based on the value of any non-qualifying services, would not constitute "rents from real property." In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a Mortgaged Property owned by the Lower-Tier REMIC, [including but not limited to a skilled nursing care business], will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to the Lower-Tier REMIC at the highest marginal federal corporate rate (currently 35%) and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the Net REO Proceeds available for distribution to holders of Certificates. See "MATERIAL FEDERAL INCOME TAX CONSEQUEN- CES--Taxation of the REMIC and its Holders," "--Taxation of Regular Interests," "--Taxation of the REMIC" and "--Taxation of Holders of Residual Certificates" in the Prospectus.

     The Special Servicer may offer to sell to any person any Specially Serviced Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with the servicing standards set forth in the Pooling and Servicing Agreement, that no satisfactory arrangements can be made for collection of delinquent payments thereon and such a sale would be in the best economic interests of the Trust Fund, but will, in any event, so offer to sell any REO
Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in the Pooling and Servicing Agreement, including extensions thereof. The Special Servicer will give the Trustee not less than 10 Business Days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer will accept any offer received from any person that is determined by the Special Servicer to be a fair price for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is a person not affiliated with the Special Servicer, or is determined to be such a price by the

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Trustee (which may be based upon updated independent  appraisals received by the
Trustee or the Special Servicer, as applicable), if the highest offeror is affiliated with the Special Servicer. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its affiliates may offer for or purchase any Specially Serviced Mortgage Loan or any REO Property. In addition, the Special Servicer may accept an offer that is not the highest offer if it determines, in accordance with the servicing standard stated in the Pooling and Servicing Agreement, that acceptance of such offer would be in the best interests of the holders of Certificates (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable).

Amendments, Modifications and Waivers

     Neither the Master Servicer nor the Special Servicer may modify, amend, waive or otherwise consent to the change of the stated maturity date of any Mortgage Loan, the payment of principal of, or interest or Default Interest on, any Mortgage Loan, or any other term of a Mortgage Loan, unless (i) such modification, amendment, waiver or consent is not a "significant modification" under Section 1001 of the Code, (ii) to the extent such modification, amendment, waiver or consent would constitute a "significant modification" under Section 1001 of the Code, such Mortgage Loan is in default or a default with respect thereto is reasonably foreseeable or (iii) such modification, amendment, waiver or consent is permitted under "--Realization Upon Mortgage Loans--Appraisals for Specially Serviced Mortgage Loans" herein. Neither Master Servicer nor the Special Servicer may agree to any retroactive modification, amendment, waiver or consent.

Optional Termination

     The Special Servicer, and, if the Special Servicer does not exercise its option, the holder of the Class LR Certificates representing greater than a 50% Percentage Interest of the Class LR Certificates, the Master Servicer and the Depositor, will have the option to purchase all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, and thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than 10% of the aggregate principal balance of such Mortgage Loans as of the Cut-off Date. The purchase price payable upon the exercise of such option on such a Distribution Date will be an amount equal to not less than the greater of
(i) the sum of (A) 100% of the outstanding principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date; (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date; (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate to the last day of the month preceding such Distribution Date; and (D) unreimbursed Advances with interest thereon at the Advance Rate and unpaid Trust Fund expenses; or (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the Mortgage Rate. See "DESCRIPTION OF THE CERTIFICATES--Additional Rights of the Residual Certificates" herein.

Auction

     On each of (i) the Distribution Date occurring in [ ] of each year from and including [ ] and (ii) any date after the Distribution Date occurring in [ ] on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans (each, an

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"Auction  Valuation  Date"),  the Trustee  will  request  that four  independent
financial  advisory  or  investment   banking  or  investment   brokerage  firms
nationally recognized in the field of real estate analysis and reasonably acceptable to the Master Servicer provide the Trustee with an estimated value at which the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the Trust Fund could be sold pursuant to an auction. If the average of the three highest such estimates received equals or exceeds the aggregate amount of the Certificate Balance of all Certificates outstanding on the Auction Valuation Date (the "Aggregate Certificate Balance") plus estimated Auction Fees and other expenses, the Trustee will conduct an auction of the Mortgage Loans. The Trustee will, in such case, appoint an auction agent to solicit offers from prospective purchasers, who must meet certain requirements described in the Pooling and Servicing Agreement, to purchase all (but not less than all) of the Mortgage Loans and such property, for a price not less than the Aggregate Certificate Balance plus estimated Auction Fees and other expenses. In determining the Aggregate Certificate Balance, all Certificates owned by or on behalf of the Depositor, a property manager, the Master Servicer, the Special Servicer, the Trustee, a borrower or any affiliate thereof will be included.

     If the Trustee receives no bids that are qualified pursuant to the terms of the Pooling and Servicing Agreement, the Trust Fund will not be terminated pursuant to these auction procedures. If the Trustee receives qualified bids, the Trustee will accept the highest of such bids and will sell the Mortgage Loans and such property to the successful bidder on or before the Remittance Date immediately preceding the third Distribution Date following the Auction Valuation Date (or such later Distribution Date determined by the auction agent appointed in accordance with the immediately preceding paragraph). Such sale will effect a termination of the Trust Fund and an early retirement of the then outstanding Certificates. The Trustee will be entitled to be reimbursed from the Collection Account for expenses that it or any auction agent incurs in connection with an auction, including all fees and reasonable expenses of legal counsel and other professionals ("Auction Fees").

     Any auction will be conducted in accordance with auction procedures to be developed by the auction agent in connection with such auction, provided that such procedures will include at a minimum provisions substantially to the effect that: (i) no due diligence of the Master Servicer's, the Special Servicer's or the Trustee's records with respect to the Mortgage Loans may be conducted by any bidder prior to being notified that it has submitted the highest bid; (ii) the auction agent is entitled to require that the highest bidder provide a non-refundable good faith deposit sufficient to reimburse the Trustee and the auction agent for all expenses in connection with the evaluation of such bid and in connection with such highest bidder's due diligence; (iii) each bidder may be required to enter into a confidentiality agreement with the Master Servicer, the Special Servicer, the auction agent and the Trustee prior to being permitted to conduct due diligence; (iv) borrowers on any of the Mortgage Loans will be prohibited from submitting bids; and (v) in the event that the highest bidder withdraws, the next highest bidder will be permitted to conduct due diligence of the Master Servicer's, the Special Servicer's or the Trustee's records with respect to the Mortgage Loans as if it were the highest bidder.

Loan Portfolio Analysis System

     The Master Servicer will collect and maintain information regarding the Mortgage Loans in a computerized database, which the Master Servicer currently commonly refers to as the "Loan Portfolio Analysis System" or "LPAS". The Master Servicer currently intends to provide access to LPAS via on-line telephonic communication to Certificateholders, persons identified by a Certificateholder as a prospective transferee and such other persons deemed appropriate by the Master Servicer. Information contained in LPAS regarding the composition of the Mortgage Pool and certain other information about the Mortgage Pool deemed appropriate by the Master Servicer will be updated periodically.


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



The Trustee

     LaSalle National Bank, a nationally chartered bank with its principal offices in Chicago, Illinois, will act as Trustee pursuant to the Pooling and Servicing Agreement. The Trustee's corporate trust office is located at 135 South LaSalle Street, Suite 200, Chicago, Illinois 60603.

     The Trustee may resign at any time by giving written notice to the Depositor, the Master Servicer, the Special Servicer and the Rating Agencies. Upon such notice of the Trustee's resignation, the Fiscal Agent will also be deemed removed and, accordingly, the Master Servicer will appoint a successor trustee, which appointment of successor trustee will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by the Rating Agencies to any Class of the Certificates as confirmed in writing by each of the Rating Agencies, and a successor fiscal agent, which, if the successor trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, will be confirmed in writing by each of the Rating Agencies that such appointment of such successor fiscal agent will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. If no successor trustee and successor fiscal agent is appointed within 30 days after the giving of such notice of resignation, the resigning Trustee and departing Fiscal Agent may petition any court of competent jurisdiction for appointment of a successor trustee and successor fiscal agent.

     The Depositor or the Master Servicer may remove the Trustee and the Fiscal Agent if, among other things, the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if at any time the Trustee or the Fiscal Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or the Fiscal Agent or its property is appointed or any public officer takes charge or control of the Trustee or the Fiscal Agent or of its property. The holders of Certificates evidencing aggregate Voting Rights of at least 51% may remove the Trustee and the Fiscal Agent upon written notice to the Master Servicer, the Special Servicer, the Depositor and the Trustee. Any resignation or removal of the Trustee and the Fiscal Agent and appointment of a successor trustee and, if such trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, fiscal agent will not become effective until acceptance of the appointment by the successor trustee and, if necessary, fiscal agent.

     The "Voting Rights" assigned to each Class shall be [describe voting rights of each Class].

     Pursuant to the Pooling and Servicing Agreement, the Trustee will be entitled to receive a monthly fee from the Master Servicer.

     The Trust Fund will indemnify the Trustee against any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) arising in respect of the Pooling and Servicing Agreement or the Certificates (but only to the extent that they are expressly reimbursable under the Pooling and Servicing Agreement or are unanticipated expenses incurred by the REMIC) other than those resulting from the negligence, fraud, bad faith or intentional misconduct of the Trustee and those for which it is indemnified pursuant to the last sentence of this paragraph. The Trustee will not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under the Pooling and Servicing Agreement, or in the exercise of any of its rights or powers, if in the Trustee's opinion the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Each of the Master Servicer and the Special Servicer will indemnify the Trustee and certain related parties for similar losses incurred related to the willful misconduct, fraud, bad faith and/or negligence in the performance of the Master Servicer's or the Special Servicer's respective duties under the Pooling and Servicing Agreement or by reason of reckless disregard of the Master Servicer's or the Special Servicer's respective obligations and duties under the Pooling and Servicing Agreement.


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



Duties of the Trustee

     The Trustee, the Fiscal Agent, the Special Servicer and Master Servicer will make no representation as to the validity or sufficiency of the Pooling and Servicing Agreement, the Certificates, this Prospectus Supplement or the validity, enforceability or sufficiency of the Mortgage Loans or related documents. The Trustee and the Fiscal Agent will not be accountable for the use or application by the Depositor of any Certificates or of the proceeds of such Certificates, or for the use of or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Collection Account or any other account maintained by or on behalf of the Master Servicer, other than with respect to any funds held by the Trustee.

     If no Event of Default has occurred and after the curing of all Events of Default that may have occurred, the Trustee is required to perform only those duties specifically required under the Pooling and Servicing Agreement. Upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform on their face to the requirements of the Pooling and Servicing Agreement.

     If the Master Servicer falls to make any required Advance, the Trustee, as acting or successor Master Servicer, will be required to make such Advance to the extent that such Advance is not deemed to be nonrecoverable. The Trustee will be entitled to rely conclusively on any determination by the Master Servicer that an Advance, if made, would be nonrecoverable. The Trustee will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as the Master Servicer. See "--Advances" herein.

The Fiscal Agent

     ABN AMRO Bank N.V., a Netherlands banking corporation and the corporate parent of the Trustee, will act as Fiscal Agent for the Trustee and will be obligated to make any Advance required to be made, and not made, by the Trustee under the Pooling and Servicing Agreement, provided that the Fiscal Agent will not be obligated to make any Advance that it deems to be nonrecoverable. The
Fiscal Agent will be entitled to rely conclusively on any determination by the Master Servicer that an Advance, if made, would not be recoverable. The Fiscal Agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as the Trustee and the Master Servicer. See "--Advances" herein.

     The Fiscal Agent may not resign except in the event of the resignation or removal of the Trustee or upon determination that it may no longer perform such obligations and duties under applicable law. Any such determination is required to be evidenced by an opinion of counsel to such effect delivered to the Depositor and the Trustee. No resignation or removal of the Fiscal Agent will become effective until a successor fiscal agent has assumed the Fiscal Agent's obligations and duties under the Pooling and Servicing Agreement and it is confirmed in writing by each of the Rating Agencies that the appointment of such successor fiscal agent will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates.

Servicing Compensation and Payment of Expenses

     Pursuant to the Pooling and Servicing Agreement, the Master Servicer will be entitled to receive a monthly servicing fee (the "Servicing Fee") for each Mortgage Loan equal to a per annum rate of [ ]% (the "Servicing Fee Rate") on the then outstanding principal balance of such Mortgage Loan calculated on the basis of a 360 day year consisting of twelve 30-day months. The Servicing Fee relating to each Mortgage Loan will be retained by the Master Servicer from payments and collections (including Insurance Proceeds and Liquidation Proceeds) in respect of such Mortgage Loan. The Master Servicer will also be entitled to retain

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



as additional servicing compensation (i) all investment income earned on amounts on deposit in the Reserve Accounts, (to the extent consistent with applicable law and the related Mortgage Loan documents), the Collection Account and the Distribution Account, (ii) all amounts collected with respect to the Mortgage Loans (that are not Specially Serviced Mortgage Loans) in the nature of late payment charges, late fees, loan service transaction fees, extension fees, demand fees, modification fees, assumption fees, beneficiary statement charges and similar fees and charges and (iii) [Financial and Lease Reporting Fees (with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan and to the extent permitted under the related Mortgage Loan) and] any Prepayment Interest Surplus (to the extent not offset against any Prepayment Interest Shortfall in accordance with the provisions of the Pooling and Servicing Agreement).

     The Master Servicer will pay all expenses incurred in connection with its responsibilities under the Pooling and Servicing Agreement (subject to reimbursement as described herein), including all fees of any sub-servicers retained by it, all fees payable to the Trustee and the various expenses of the Master Servicer specifically described herein.

Special Servicing

     It is anticipated that [_______________________] will initially be appointed as special servicer (the "Special Servicer") to, among other things, oversee the resolution of non-performing Mortgage Loans and act as disposition manager of REO Properties. However, the holders of a majority of the Voting Rights of the most subordinate Class of outstanding Regular Certificates will be entitled to remove the Special Servicer without cause and appoint a successor Special Servicer. Any termination fee payable to the Special Servicer upon termination without cause will be paid by such holders, and will not be an expense of the Trust Fund. Each of the Rating Agencies must confirm in writing to the Trustee and the Master Servicer that the appointment of such successor Special Servicer will not cause any qualification, withdrawal or downgrading of the initial ratings assigned to any Class of rated Certificates.

     The duties of the Special Servicer relate primarily to Specially Serviced Mortgage Loans and to any REO Property. The Pooling and Servicing Agreement will define a "Specially Serviced Mortgage Loan" to include any Mortgage Loan with respect to which: (i) the related borrower is 60 or more days delinquent in the payment of principal and interest (regardless of whether in respect thereof P&I Advances have been reimbursed); (ii) the borrower under which has expressed to the Master Servicer an inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms; (iii) the Master Servicer has received notice that the borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors; (iv) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing the Mortgage Loan; (v) a default of which the Master Servicer has notice (other than a failure by the borrower to pay principal or interest) and which materially and adversely affects the interests of the Certificateholders has occurred and remained unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided, that a default requiring a Property Advance will be deemed to materially and adversely affect the interests of Certificateholders; (vi) the borrower has failed to make a Balloon Payment (except in the case where the Master Servicer and the Special Servicer agree in writing that such Mortgage Loan is likely to be paid in full within 30 days after such default); or (vii) the Master Servicer proposes to commence foreclosure or other workout arrangements; provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (a) with respect to the circumstances described in clauses (i) and (vi) above, when the borrower thereunder has brought the Mortgage Loan current (with respect to the circumstances described in clause (vi), pursuant to any workout recommended by the Special Servicer) and thereafter made three consecutive full and timely monthly payments, (b) with respect to the circumstances described in clauses
(ii) and (iv) above, when such circumstances cease to exist in the good faith judgment of the Special Servicer and with respect to the circum- stances described in clauses (iii) and (vii), when such circumstances cease to exist or
(c) with respect to the
circumstances described in clause (v) above, when such default is cured; provided, in either case, that at that time no circumstance exists (as described above) that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

     Pursuant to the Pooling and Servicing Agreement, the Special Servicer will be entitled to certain fees, including a special servicing fee (the "Special Servicing Fee") equal to 1/12th of 0.35% on a monthly basis of the Scheduled Principal Balance of each related Specially Serviced Mortgage Loan. The Special Servicer will also receive, in addition to the Special Servicing Fee, a disposition fee (the "Disposition Fee") equal to the product of (A) the excess, if any, of (x) the proceeds of the sale of any Specially Serviced Mortgage Loan or REO Property minus (y) any broker's commission and related brokerage referral fees and (B) (x) 1.5%, if such sale occurs within 12 months following the date on which the Mortgage Loan initially became a Specially Serviced Mortgage Loan or (y) 1.0%, if such sale occurs after such 12-month period. Each of the foregoing fees, along with certain expenses related to special servicing of a Mortgage Loan, will be payable out of funds otherwise available to pay principal on the Certificates. The Special Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in any REO Account and (ii) to the extent permitted under the related Mortgage Loan, all amounts collected with respect to the Specially Serviced Mortgage Loans in the nature of late payment charges, late fees, assumption fees, loan modification fees, extension fees, Financial and Lease Reporting Fees (to the extent such fees are not required to be remitted to the related borrower pursuant to the related Note), loan service transaction fees, beneficiary statement charges or similar items (but not including any Default Interest or Prepayment Premiums), in each case to the extent received with respect to any Specially Serviced Mortgage Loan and not required to be deposited or retained in the Collection Account pursuant to the Pooling and Servicing Agreement.

Reports to Certificateholders

     On each Distribution Date, the Trustee will forward by mail to each Certificateholder, with copies to the Depositor, the Paying Agent, the Master Servicer and each Rating Agency, a statement as to such distribution setting forth for each class:

     [Describe reports to be delivered to
Certificateholders.]

     On each Distribution Date, the Trustee will forward to each holder of a Class R or Class LR Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R or Class LR Certificates on such Distribution Date.

     Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a holder of a Certificate a statement setting forth the amounts, if any, actually distributed to such Certificateholder aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee will be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

         MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, one or more separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund, creating one or more REMICs. Upon the issuance of the Offered Certificates, Morrison & Hecker L.L.P. will deliver its opinion, generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, (i) each pool of assets with respect to which a REMIC election is made will qualify as a REMIC under the Internal Revenue Code of 1986 (the "Code") and (ii) (a) the Class A, Class B, Class C, [Class [EC], Class [IO] and Class [PO]] Certificates will be, or will represent ownership of, REMIC "regular interests" and (b) each residual interest will be the sole "residual interest" in the related REMIC. Holders of the Offered Certificates will be required to include in income all interest on such Certificates in accordance with the accrual method of accounting regardless of such Certificateholders' usual methods of accounting.

     Except as discussed below, the Offered Certificates are not expected to be treated for federal income tax reporting purposes as having been issued with original issue discount. There is a possibility of interest being deferred on, and to the extent deferred added to the Certificate Balance of, the Offered Certificates as a result of negative principal amortization on the Mortgage Loans. Therefore, it is possible that none of the interest on the Offered Certificates will qualify as "qualified stated interest" under the Treasury regulations relating to the taxation of instruments with original issue discount (the "OID Regulations") and only original issue discount will be treated as accruing on the Offered Certificates. For the purposes of determining the rate of accrual of market discount, original issue discount and premium for federal income tax purposes, it has been assumed that the Mortgage Loans will prepay at the rate of [4.2%] CPR. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate. [Although it is unclear whether the Class [ ] and Class [ ] Certificates will qualify as "variable rate instruments" under the OID Regulations, it will be assumed for purposes of determining the original issue discount thereon that such Certificates so qualify.] See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests--Interest and Acquisition Discount" in the Prospectus.

     Certain Classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price. Holders of such Classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize any such premium. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests" in the Prospectus.

     Offered Certificates held by a mutual savings bank or domestic building and loan association will represent interests in "qualifying real property loans" within the meaning of Section 593(d) of the Code. Offered Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Section 856(c)(6)(B) of the Code, and income with respect to Offered Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in property" within the meaning of Section 856(c)(3)(B) of the Code. Offered Certificates held by a domestic building and loan association will generally constitute "a regular or a residual interest in a REMIC" with the meaning of Section 7701(a)(19)(C)(xi) of the Code only in the proportion that the Mortgage Loans are secured by multifamily apartment buildings. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC and its Holders" in the Prospectus.

     For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC" in the Prospectus.

     DUE TO THE COMPLEXITY OF THESE RULES AND THE CURRENT UNCERTAINTY AS TO THE MANNER OF THEIR APPLICATION TO THE TRUST FUND AND CERTIFICATEHOLDERS, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION, OWNERSHIP AND DISPOSITION OF THE CERTIFICATES.

                   ERISA CONSIDERATIONS
General
     The Class B, Class C, [Class [EC], Class [PO] and Class [IO]] Certificates may not be purchased by or transferred to an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or a governmental plan subject to any federal, state or local law ("Similar Law") that is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Plans"), or a collective investment fund in which such Plans are invested, other persons acting on behalf of any such Plan or using the assets of any such Plan or any entity whose underlying assets include plan assets by reason of a Plan's investment in the entity (within the meaning of Department of Labor Regulations
Section 2510.3-101) other than an insurance company using the assets of its general account under circumstances whereby such purchase and the subsequent holding of such Certificates would not constitute or result in a prohibited transaction within the meaning of Section 406 or 407 of ERISA, Section 4975 of the Code or a materially similar characterization under any Similar Law. Neither the Class R Certificates nor the Class LR Certificates may be purchased by or transferred to a Plan. Accordingly, the following discussion does not purport to discuss the considerations under ERISA or Code Section 4975 with respect to the purchase, holding or disposition of the Class B, Class C, [Class [EC], Class [PO], Class [IO]], Class R and Class LR Certificates.

     ERISA and the Code impose certain duties and restrictions on Plans and certain persons who perform services for Plans. For example, unless exempted, investment by a Plan in the Certificates may constitute or give rise to a prohibited transaction under ERISA or the Code. There are certain exemptions issued by the United States Department of Labor (the "Department") that may be applicable to an investment by a Plan in the Offered Certificates, including the individual administrative exemption described below.

     Before purchasing any Offered Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether the individual administrative exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable.

Certain Requirements Under ERISA

     General. In accordance with ERISA's general fiduciary standards, before investing in a Certificate a Plan fiduciary should determine whether to do so is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. A Plan fiduciary should especially consider the ERISA requirement of investment prudence and the sensitivity of the return on the Certificates to the rate of principal repayments (including voluntary prepayments by the borrowers and involuntary liquidations) on the Mortgage Loans, as discussed in "YIELD CONSIDERATIONS" herein.

     Parties in Interest/Disqualified Persons. Other provisions of ERISA (and corresponding provisions of the Code) prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (so-called "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). The Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Trustee or certain affiliates thereof might be considered or might become "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless an administrative exemption described below or some other exemption is available. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Trustee or an affiliate thereof either: (i) has discretionary authority or control with respect to the investment or management of such assets of such Plan, or (ii) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular needs of the Plan.

     Delegation of Fiduciary Duty. Further, if the assets included in the Trust Fund were deemed to constitute Plan assets, it is possible that a Plan's investment in the Certificates might be deemed to constitute a delegation under ERISA of the duty to manage Plan assets by the fiduciary deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust Fund might be deemed to constitute prohibited transactions under ERISA and the Code. Neither ERISA nor the Code define the term "plan assets."

     The Department has published final regulations (the "Regulations") concerning whether a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as the Trust Fund) for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA, as well as for the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" (such as a Certificate) in such an entity.

     Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be considered merely to include its interest in the Certificates instead of being deemed to include an interest in the underlying assets of a Trust Fund. However, the Depositor cannot predict in advance, nor can there be any continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of any class of equity interests is held by "benefit plan investors," which are defined as Plans, individual retirement accounts and employee benefit plans not subject to ERISA (for example, governmental plans), but this exception is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

Administrative Exemptions

     Individual Administrative Exemptions. The Department has granted to the Underwriter an individual administrative exemption (Prohibited Transaction Exemption 90-32, 55 Fed. Reg. 23147 (June 6, 1990)) referred to herein as the "Exemption," for certain mortgage-backed and asset backed certificates underwritten in whole or in part by the Underwriter. The Exemption might be applicable to the initial purchase, the holding and the subsequent resale by a Plan of certain certificates, such as the Class A Certificates, underwritten by the Underwriter, representing interests in pass-through trusts that consist of certain receivables, loans and other obligations, provided that the conditions and requirements of the Exemption are satisfied. The loans described in the Exemption include mortgage loans such as the Mortgage Loans.

     Among the conditions that must be satisfied for the Exemption to apply are the following:

              (1) The acquisition of certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

              (2) The rights and interests evidenced by certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

              (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from any of the following: S&P, Moody's, Duff & Phelps or Fitch;

              (4) The trustee must not be an affiliate of any of the following: the Depositor, the Underwriter, the Master Servicer, the Special Servicer (if any), any obligor with respect to the Mortgage Loans included in the Trust Fund constituting more than 5% of the aggregate unamortized balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group");

              (5) The sum of all payments made to and retained by the Underwriter in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made to and retained by the depositor pursuant to the assignment of the mortgage loans to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the master servicer and any other servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

              (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the 1933 Act.

     The trust fund must also meet the following requirements:

              (a) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

              (b) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or Duff & Phelps for at least one year prior to the Plan's acquisition of the certificates pursuant to the Exemption; and

              (c) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates pursuant to the Exemption.

     If the conditions of the Exemption are met, the acquisition, holding and resale of the Class A Certificates by Plans would be exempt from the prohibited transaction provisions of ERISA and the Code (regardless of whether a Plan's assets would be considered to include an ownership interest in the Mortgage Loans in the Mortgage Pool).

     Moreover, the Exemption can provide relief from certain self-dealing/conflict-of-interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables, loans or obligations held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least 50% of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed 25% of all of the certificates of that class outstanding at the time of the acquisitions; and (iv) immediately after the acquisition no more than 25% of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or served by the same entity.

     The Exemption does not apply to the purchasing or holding of Class A Certificates by Plans sponsored by the Depositor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund or any affiliate of such parties (the "Restricted Group").

     THE CHARACTERISTICS OF THE CLASS B, CLASS C, [CLASS [EC], CLASS [IO], CLASS [PO]], CLASS R AND CLASS LR CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, THE CLASS B, CLASS C, CLASS [EC], CLASS [PO] AND CLASS [IO]], CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN OR PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES IN WHICH SUCH PURCHASE OR TRANSFER WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION. NEITHER THE CLASS R CERTIFICATES NOR THE CLASS LR CERTIFICATES MAY BE PURCHASED BY OR TRANSFERRED TO A PLAN.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided by the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Class A Certificates.

     Any fiduciary of a Plan (including an entity that is deemed to hold Plan assets for purposes of ERISA and the Code) considering whether to purchase a Class A Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment.

Exempt Plan

     A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA or Code Section 4975. However, such a governmental plan may be subject to a Similar Law. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any Similar Law.

     The sale of Class A Certificates to a Plan is in no respect a representation by the Depositor, the Underwriter or any other member of the Restricted Group that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that this investment is appropriate for Plans generally or any particular Plan.

Unrelated Business Taxable Income; Residual Certificates

     The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.

                     LEGAL INVESTMENT

     The Certificates will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). The appropriate characterization of the Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Certificates, may be subject to significant interpretive uncertainties.

     The Depositor makes no representations as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes or other purposes or as to the ability of particular investors to purchase the Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute a legal investment or are subject to investment, capital or other restrictions.

                   PLAN OF DISTRIBUTION

     Prudential Securities Incorporated (the "Underwriter") has agreed, pursuant to an Underwriting Agreement dated [ ], 1996 (the "Underwriting Agreement") to purchase the Certificates from the Depositor. The Certificates will be offered by the Underwriter in negotiated transactions or otherwise, on varying terms (which may include the sale of separate financial instruments by the Underwriter or an affiliate) and at varying prices, in each case to be determined at the time of sale. The Underwriter may effect such transactions by selling such Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter or purchasers of the Certificates for whom they may act as agent. Any dealers that participate with the Underwriter in the distribution of the Certificates purchased by the Underwriter may be deemed to be underwriters, and any discounts or commissions received by them or the Underwriter and any profit on the resale of Certificates by them or the Underwriter may be deemed to be underwriting discounts or commissions under the 1933 Act.

     The Underwriting Agreement provides that the obligations of the Underwriter are subject to certain conditions precedent and the Underwriter will be obligated to purchase all of the Certificates if any are purchased. The Depositor has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the 1933 Act, or contribute to payments that the Underwriter may be required to make in respect thereof.

     The Depositor also has been advised by the Underwriter that it currently expects to make a market in the Certificates, however, it has no obligation to do so. Any market making may be discontinued at any time, and there can be no assurance that an active public market for the Certificates will develop. For further information regarding any offer or sale of the Certificates pursuant to this Prospectus Supplement and the Prospectus, see "PLAN OF DISTRIBUTION" in the Prospectus.

     [Prudential Realty Funding, Inc., an affiliate of Prudential Securities Incorporated, has provided a warehouse line of credit (most of which is non-recourse) to the Mortgage Loan Seller for the purpose of financing the Mortgage Loans originated by Midland prior to their sale to the Depositor. In exchange for providing the warehouse line of credit and agreeing to be responsible for a portion of any losses realized by the Mortgage Loan Seller in connection with the sale of such Mortgage Loans to the Depositor, Prudential Realty Funding, Inc. receives interest on amounts borrowed under the warehouse line of credit and will share in any profits realized by the Mortgage Loan Seller in connection with the sale of such Mortgage Loans to the Depositor. Prudential Securities Incorporated provides advice to Midland Loan Services, L.P. in connection with the disposition of mortgage loans.]

                      USE OF PROCEEDS

     The net proceeds from the sale of Certificates will be used by the Depositor to pay the purchase price of the Mortgage Loans to repay indebtedness that has been incurred to obtain funds to acquire the Mortgage Loans and to pay costs of structuring, issuing and underwriting the Certificates.

                       LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor by Morrison & Hecker L.L.P. and for the Underwriter by O'Melveny & Myers LLP.

                          RATINGS

     It is a condition to issuance of the Certificates that the Class A Certificates, the Class B Certificates [and the Class [ ] Certificates] be rated [ ] by each of the Rating Agencies.

     The Rating Agencies' ratings on mortgage pass-through certificates address the likelihood of the receipt by holders of payments to which they are entitled by the Rated Final Distribution Date. The Rating Agencies' ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. Ratings on mortgage pass-through certificates do not, however, represent an assessment of the likelihood, timing or frequency of principal prepayments by borrowers or the degree to which such prepayments (both voluntary and involuntary) might differ from those originally anticipated. The security ratings do not address the possibility that Certificateholders might suffer a lower than anticipated yield. In addition, ratings on mortgage pass-through certificates do not address the likelihood of receipt of Prepayment Premiums or the timing of the receipt thereof or the likelihood of collection by the Master Servicer of Default Interest. In general, the ratings thus address credit risk and not prepayment risk. [As described herein, the amounts payable with respect to the Class [EC] Certificates consist only of interest. If the entire pool of Mortgage Loans were to prepay in the initial month, with the result that the Class [EC] Certificateholders receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such holders will nevertheless have been paid, and such result is consistent with the [ ] rating received on the Class [EC] Certificates.]

     There can be no assurance as to whether any rating agency not requested to rate the Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by the Rating Agencies pursuant to the Depositor's request.

     The rating of the Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

             INDEX OF SIGNIFICANT DEFINITIONS
Definitions                                            Page

1933 Act................................................S-4
[199__] Net Operating Income.....................S-40, S-41
ACMs...................................................S-54
ADA..............................................S-31, S-58
Adjusted Annualized Year To Date Net Operating Income..S-41
Advance Rate...........................................S-86
Advances...............................................S-85
Aggregate Certificate Balance..........................S-93
Annual Debt Service....................................S-41
Anticipated Loss.......................................S-85
Appraised Value........................................S-41
Assumed Maturity Date..............................S-1, S-6
Assumed Scheduled Payment..............................S-66
Auction Fees...........................................S-93
Auction Valuation Date...........................S-20, S-92
Available Funds........................................S-62
Available Funds Allocation.............................S-66
Balloon Amount.........................................S-41
Balloon LTV............................................S-41
Bankruptcy Code..................................S-32, S-33
Beneficial Owners......................................S-71
Book-Entry Certificate.................................S-71
Business Day...........................................S-14
Certificate Balance....................................S-13
Certificate Registrar..................................S-74
Certificates......................................S-1, S-13
Class A-EC Notional Balance............................S-62
Class Interest Distribution Amount...............S-16, S-64
Class Interest Shortfall...............................S-66
Class [EC] Excess Interest........................S-2, S-64
Class [EC] Notional Balance............................S-64
Class [EC] Pass-Through Rate...........................S-64
Class [IO] Notional Balance............................S-62
Closing Date...........................................S-14
Code...................................................S-98
Collection Account.....................................S-87
Collection Period................................S-14, S-64
Commission..............................................S-4
Condemnation Proceeds..................................S-63
Congregate Care Loan...................................S-37
Congregate Care Property...............................S-37
Constant Prepayment Rate...............................S-78
CPR....................................................S-78
Cross-Collateralized Loans.......................S-31, S-58
Cut-off Date...........................................S-14
Cut-off Date Principal Balance....................S-8, S-37
Debt Service Coverage Ratio............................S-41
Default Interest.......................................S-64

Default Rate...........................................S-64
Definitive Certificate.................................S-72
Delivery Date...........................................S-1
Department.............................................S-99
Depositor.........................................S-2, S-13
Depository.............................................S-15
Determination Date...............................S-14, S-64
Discount Rate..........................................S-70
Disposition Fee........................................S-97
Disqualified Organization........................S-3, S-102
Distribution Account...................................S-87
Distribution Date...........................S-2, S-14, S-62
DSCR..............................................S-9, S-41
DTC..........................................S-1, S-7, S-15
Due Date...............................................S-15
EC Maturity Date..................................S-2, S-15
Eligible Bank..........................................S-87
EPA....................................................S-55
ERISA............................................S-22, S-99
Exemption.............................................S-100
Extension Advisor......................................S-90
Final Recovery Determination...........................S-70
Fiscal Agent......................................S-3, S-14
Form 8-K...............................................S-48
Hotel Loan.............................................S-37
Hotel Property.........................................S-37
Indirect Participants..................................S-72
Initial Pool Balance...................................S-37
Insurance Proceeds.....................................S-63
Interest Accrual Period..........................S-14, S-65
Lead Paint Act.........................................S-55
Light Industrial/Industrial Loan.......................S-37
Light Industrial/Industrial Property...................S-37
Liquidation Proceeds...................................S-63
Loan Portfolio Analysis System.........................S-93
Loan Purchase Closing Date.............................S-39
Loan-to-Value Ratio....................................S-41
Lower-Tier Regular Interests...........................S-20
Lower-Tier REMIC..................................S-3, S-20
LPAS...................................................S-93
LTV..............................................S-40, S-41
Major Tenant.....................................S-31, S-58
Master Servicer...................................S-3, S-13
Master Servicer Mortgage File..........................S-83
Midland................................................S-60
Mobile Home Park Loan..................................S-38
Mobile Home Park Property..............................S-37
Monthly Payment........................................S-63
Mortgage...............................................S-37
Mortgage File..........................................S-83
Mortgage Loan Purchase and Sale Agreement..............S-39

Mortgage Loans....................................S-2, S-37
Mortgage Pool...........................................S-2
Mortgaged Property................................S-2, S-37
Multifamily Loan.......................................S-37
Multifamily Property...................................S-37
Net Mortgage Rate......................................S-65
Net REO Proceeds.......................................S-63
Note...................................................S-37
Notional Balances......................................S-62
Nursing Home Loan......................................S-37
Nursing Home Property..................................S-37
Occupancy Rate.........................................S-41
Offered Certificates....................................S-1
Office Building Loan...................................S-37
Office Building Property...............................S-37
Office/Multifamily/Retail Loan.........................S-38
Office/Multifamily/Retail Property.....................S-38
Office/Warehouse Loan..................................S-38
Office/Warehouse Property..............................S-38
OID Regulations........................................S-87
Originators............................................S-38
P&I Advance.................................S-8, S-18, S-85
P&I Certificates........................................S-2
Participants...........................................S-72
Pass-Through Rate................................S-15, S-65
Paying Agent...........................................S-72
Percentage Interest....................................S-62
Permitted Investments..................................S-88
Plan.............................................S-22, S-99
Pooled Principal Distribution Amount.............S-17, S-66
Pooling and Servicing Agreement.............S-3, S-13, S-82
Prepayment Interest Shortfall..........................S-65
Prepayment Interest Surplus............................S-65
Prepayment Premiums....................................S-63
Principal Prepayments..................................S-63
Private Certificates...................................S-13
Property Advances......................................S-85
Property Protection Expenses...........................S-85
Rating Agencies.........................................S-3
Realized Loss..........................................S-70
Record Date......................................S-14, S-62
Regular Certificates..............................S-1, S-20
Regulations...........................................S-100
REMIC..................................S-3, S-6, S-20, S-97
Remittance Date........................................S-84
REO Account............................................S-61
REO Mortgage Loan......................................S-66
REO Property...........................................S-61
Repurchase Price.......................................S-83
Reserve Accounts.......................................S-39
Residual Certificates...................................S-1

Restricted Group...............................S-100, S-102
Retail Loan............................................S-37
Retail Property........................................S-37
Retail/Multifamily Loan................................S-38
Retail/Multifamily Property............................S-38
Retail/Office Loan.....................................S-37
Retail/Office Property.................................S-37
Rules..................................................S-72
Scenarios..............................................S-79
Scheduled Principal Balance............................S-70
Self-Storage Loan......................................S-37
Self-Storage Property..................................S-37
Senior Certificates.....................................S-2
Senior Principal Distribution Cross-Over Date..........S-69
Seriously Delinquent Loan..............................S-85
Servicing Fee..........................................S-95
Servicing Fee Rate.....................................S-95
Similar Law............................................S-99
SMMEA.................................................S-103
Special Servicer......................S-3, S-14, S-61, S-96
Special Servicing Fee..................................S-97
Specially Serviced Mortgage Loan.......................S-96
Subordinate Certificates................................S-2
Triple Net.............................................S-59
Trust Fund..............................................S-2
Trust REMICs............................................S-3
Trustee...........................................S-3, S-14
Trustee Mortgage File..................................S-82
U.S. Person.............................................S-3
Underwriter......................................S-1, S-102
Underwriting Agreement................................S-103
Underwritten Cash Flow.................................S-40
Unscheduled Payments...................................S-63
Updated Appraisal......................................S-90
Upper-Tier REMIC..................................S-3, S-20
USTs...................................................S-55
Voting Rights..........................................S-94
Weighted Average Net Mortgage Rate.....................S-65
Yield Maintenance Loan.................................S-70
Yield Maintenance Period...............................S-70
Zoning Laws......................................S-30, S-58

Annex A
Table A:  Collateral Properties

=====================================================================================
                                                  Net                       Most
 Loan   Property   Property  Year      Year    Rentable          Current Recent Rent
   #    Name       Type      Built   Renovated  Sq.Ft.   Units   Occup.     Roll
- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





- -------------------------------------------------------------------------------------





=====================================================================================

Annex A

Table B:  Property Locations and LTVs
======================================================================================
                                                                                       Apprais.
 Loan  Property Property State  Cut-Off Date  Appraised  Appraised Appraised  Balloon  Balloon
   #   Name     City             Balance       Value      Date       LTV     Balance    LTV
- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------





======================================================================================

Annex A
Table C:  Collateral Debt Service and YTD or Trailing NOI
=============================================================================================================
      Property Ann Debt Underwrit. Underwrit. NOI/Debt Underwrit. Cash Flow/                  Trailing Trail. 12 Annual'd Annual'd
Loan   Name    Service   Value       NOI      Service  Cash Flow  Debt Service 199_NOI 199_CF 12 NOI   NOI as of YTD NOI    CF
- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

=============================================================================================================

Annex A
Table C:  Collateral Debt Service and YTD or Trailing NOI
===============================================================================
                                    Adjust 95
       YTD    YTD    Adjusted Ann  Annual'd Cash
 Loan  NOI    9_       YTD NOI       Flow        Financial Comments
              Mths
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

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- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

===============================================================================

Annex A

Table D:  Mortgage Loan Terms
========================================================================================
                                               Original
 Loan  Property Original Cut-Off-Date Interest   Amort   Term   Mat.   Remain. Remain. Balloon
   #    Name    Balance   Balance      Rate      Term   to Mat. Date   Amort.  Term    Balance
- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------





========================================================================================

Annex A

Table E:  Retail Subcategories

=======================================================================

                                                             Cut-Off-Date
Loan #  Property Name           Retail Sub Categories         Balance
- -----------------------------------------------------------------------





- -----------------------------------------------------------------------





- -----------------------------------------------------------------------





- -----------------------------------------------------------------------





- -----------------------------------------------------------------------





- -----------------------------------------------------------------------





- -----------------------------------------------------------------------





=======================================================================

====================================================
Type of Retail          % of Cut-Off Date Balance
- ----------------------------------------------------










====================================================

Annex B
Prepayment Provisions
====================================================================================
                                                                  Penalty
                                         Yield    Prepayment      Premium
                   Cut-Off Date Lockout  Maint.  Premium During following YM  % Premium
Loan #   Property    Balance    Period   Period      YM           (in          After YM
         Name                                                     years)
- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





- ------------------------------------------------------------------------------------





====================================================================================

              Midland Realty Acceptance Corp.
                         Depositor

 Commercial/Multifamily Mortgage Pass-Through Certificates
                   (Issuable in Series)


  Midland Realty Acceptance Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates." The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes. Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, certificates issued or guaranteed by FHLMC, Fannie Mae or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

  The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

  Prospective Investors should consider the factors discussed herein under "RISK FACTORS" at page 8 and such information as may be set forth under the caption "RISK FACTORS" in the related Prospectus Supplement before purchasing any of the Offered Certificates.

  The Depositor, as specified in the related Prospectus Supplement, may elect to treat all or a specified portion of the collateral securing any Series of Certificates as a "real estate mortgage investment conduit" (a "REMIC"), or an election may be made to treat the arrangement by which a Series of Certificates is issued as a REMIC. If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement. If no such election is made, the Trust Fund, as specified in the related Prospectus Supplement, will be classified as a grantor trust for federal income tax purposes. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" herein.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

  With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will continue.

  Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Certificates offered hereby unless accompanied by a Prospectus Supplement.


       The date of this Prospectus is July 19, 1996.

                   PROSPECTUS SUPPLEMENT

  The Prospectus Supplement relating to each Series of Certificates will, among other things, set forth with respect to such Series of Certificates: (i) the identity of each Class within such Series; (ii) the initial aggregate principal amount, the interest rate (the "Pass-Through Rate") (or the method for determining it) and the authorized denominations of each Class of Certificates of such Series; (iii) certain information concerning the Mortgage Loans relating to such Series, including the principal amount, type and characteristics of such Mortgage Loans on the date of issue of such Series of Certificates; (iv) the circumstances, if any, under which the Certificates of such Series are subject to redemption prior to maturity; (v) the final scheduled distribution date of each Class of Certificates of such Series; (vi) the method used to calculate the aggregate amount of principal available and required to be applied to the Certificates of such Series on each Distribution Date; (vii) the order of the application of principal and interest payments to each Class of Certificates of such Series and the allocation of principal to be so applied; (viii) the extent of subordination of any Subordinate Certificates; (ix) the principal amount of each Class of Certificates of such Series that would be outstanding on specified Distribution Dates, if the Mortgage Loans relating to such Series were prepaid at various assumed rates; (x) the Distribution Dates for each Class of Certificates of such Series; (xi) relevant financial information with respect to the Mortgagor(s) and the Mortgaged Properties underlying the Mortgage Loans relating to such Series, if applicable; (xii) information with respect to the terms of the Subordinate Certificates or Residual Certificates, if any, of such Series; (xiii) additional information with respect to the Credit Enhancement, if any, relating to such Series; (xiv) additional information with respect to the plan of distribution of such Series; and (xv) whether the Certificates of such Series will be registered in the name of the nominee of The Depository Trust Company or another depository.

                  ADDITIONAL INFORMATION

  This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of the material terms of the documents referred to herein and therein, but neither contains nor will contain all of the information set forth in the Registration Statement (the "Registration Statement") of which this Prospectus and the related Prospectus Supplement is a part. For further information, reference is made to such Registration Statement and the exhibits thereto which the Depositor has filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "1933 Act"). Statements contained in this Prospectus and any Prospectus Supplement as to the contents of any contract or other document referred to are summaries and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the Commission, upon payment of the prescribed charges, or may be examined free of charge at the Commission's offices. Reports and other information filed with the Commission can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the Agreement pursuant to which a Series of Certificates is issued will be provided to each person to whom a Prospectus and the related Prospectus Supplement are delivered, upon written or oral request directed to: Midland Realty Acceptance Corp., 201 West 10th Street, 6th Floor, Kansas City, Missouri 64105, Attention: E. J.
Burke, telephone number (816) 435-5000.

     INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  With respect to the Trust Fund for each Series, there are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to such Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Prospectus and prior to the termination of the offering of the Offered Certificates evidencing an interest in such Trust Fund. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more Classes of Certificates, upon request, a copy of any or all such documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such Classes of such Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). The Depositor has determined that its financial statements are not material to the offering of any of the Offered

Certificates. See "FINANCIAL INFORMATION." Requests to the Depositor should be directed to: Midland Realty
Acceptance Corp., 210 West 10th Street, 6th Floor, Kansas
City, Missouri 64105, Attention: E. J. Burke, telephone number (816) 435-5000.

                          REPORTS

  In connection with each distribution and annually, Certificateholders will be furnished with statements containing information with respect to principal and interest payments and the related Trust Fund, as described herein and in the applicable Prospectus Supplement for such Series. Any financial information contained in such reports most likely will not have been examined or reported upon by an independent public accountant. See "DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders." The Master Servicer for each
Series will furnish periodic statements setting forth certain specified information relating to the Mortgage Loans to the related Trustee, and, in addition, annually will furnish such Trustee with a statement from a firm of independent public accountants with respect to the examination of certain documents and records relating to the servicing of the Mortgage Loans in the related Trust Fund. See "SERVICING OF THE MORTGAGE LOANS--Evidence of Compliance." Copies of the monthly and annual statements provided by the Master Servicer to the Trustee will be furnished to Certificateholders of each Series upon request addressed to the Trustee for the related Trust Fund.

                   SUMMARY OF PROSPECTUS

  The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such Series. An Index of Significant Definitions is included at the end of this Prospectus.

Title of Certificates      Commercial/Multifamily
                           Mortgage Pass-Through
                           Certificates, issuable in
                           Series (the "Certificates").

Depositor.........  Midland Realty Acceptance Corp., an
                    indirect wholly-owned subsidiary of
                    Midland Loan Services, L.P. See "THE
                    DEPOSITOR."

Master Servicer...  The master servicer (the "Master
                    Servicer"), if any, for each Series
                    of Certificates, which may be an
                    affiliate of the Depositor, will be
                    named in the related Prospectus
                    Supplement.  See "SERVICING OF THE
                    MORTGAGE LOANS--General."

Special Servicer..  The special servicer (the "Special
                    Servicer"), if any, for each Series
                    of Certificates, which may be an
                    affiliate of the Depositor, will be
                    named, or the circumstances in
                    accordance with which a Special
                    Servicer will be appointed, will be
                    described in the related Prospectus
                    Supplement.  See "SERVICING OF THE
                    MORTGAGE LOANS--General."

Trustee...........  The trustee (the "Trustee") for each
                    Series of Certificates will be named
                    in the related Prospectus
                    Supplement.  See "DESCRIPTION OF THE
                    CERTIFICATES--The Trustee."

The Trust Fund....  Each Series of Certificates will
                    represent in the aggregate the entire
                    beneficial ownership interest in a
                    Trust Fund consisting primarily of the following:

   A. Mortgage Pool The primary assets of each Trust Fund will consist of a pool of mortgage loans (the "Mortgage Pool")
                    secured  by first  or  junior  mortgages,  deeds of trust or similar security instruments (each, a "Mortgage") on, or installment contracts ("Installment Contracts") for the sale of, fee simple or leasehold interests in commercial real estate property, multifamily residential property, and/or mixed residential/commercial property, and related property and interests (each such interest or property, as the case may be, a "Mortgaged Property"). A Mortgage Pool may also include any or all of the participation interests in such types of mortgage loans, private mortgage pass-through certificates, certificates issued or guaranteed by FHLMC, Fannie Mae or GNMA and mortgage pass- through certificates previously created by the Depositor. Each such mortgage loan, Installment Contract, participation interest or certificate is herein referred to as a "Mortgage Loan." The Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will indicate whether the Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality or other person. The Mortgage Loans will have the additional characteristics described under "THE MORTGAGE POOLS" herein and "DESCRIPTION OF THE MORTGAGE POOL" in the related Prospectus Supplement. All Mortgage Loans will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related Series of Certificates.

     .............  All Mortgage Loans will be of one or
                    more of the following types:
                    Mortgage Loans with fixed interest
                    rates; Mortgage Loans with adjustable
                    interest rates; Mortgage Loans whose
                    principal balances fully amortize
                    over their remaining terms to
                    maturity; Mortgage Loans whose
                    principal balances do not fully
                    amortize, but instead provide for a
                    substantial principal payment at the
                    stated maturity of the loan; Mortgage
                    Loans that provide for recourse
                    against only the Mortgaged
                    Properties; Mortgage Loans that
                    provide for recourse against the
                    other assets of the related
                    mortgagors; and any other types of
                    Mortgages described in the related
                    Prospectus Supplement.

     .............  Certain Mortgage Loans may provide
                    that scheduled interest and principal
                    payments thereon are applied first to
                    interest accrued from the last date
                    to which interest has been paid to
                    the date such payment is received and
                    the balance thereof is applied to
                    principal, and other Mortgage Loans
                    may provide for payment of interest
                    in advance rather than in arrears.
                    Each Mortgage Loan may contain
                    prohibitions on prepayment or require
                    payment of a premium or a yield
                    maintenance penalty in connection
                    with a prepayment, in each case as
                    described in the related Prospectus
                    Supplement.  The Mortgage Loans may
                    provide for payments of principal,
                    interest or both, on due dates that
                    occur monthly, quarterly,
                    semi-annually or at such other
                    interval as is specified in the
                    related Prospectus Supplement.  See
                    "DESCRIPTION OF THE MORTGAGE POOL" in
                    the related Prospectus Supplement.

   B. Accounts....  A Collection Account and a
                    Distribution Account.  The Master
                    Servicer generally will be required
                    to establish and maintain an account
                    (the "Collection Account") in the
                    name of the Trustee on behalf of the
                    Certificateholders into which the
                    Master Servicer will, to the extent
                    described herein and in the related
                    Prospectus Supplement, deposit all
                    payments and collections received or
                    advanced with respect to the Mortgage
                    Loans.  The Trustee generally will be
                    required to establish an account (the
                    "Distribution Account") into which
                    the Master Servicer will deposit
                    amounts held in the Collection
                    Account from which distributions of
                    principal and interest will be made.
                    Such distributions will be made to
                    the Certificateholders in the manner
                    described in the related Prospectus
                    Supplement.  Funds held in the
                    Collection Account and Distribution
                    Account may be invested in certain
                    short-term, investment grade
                    obligations.  See "DESCRIPTION OF THE
                    CERTIFICATES--Accounts."

   C. Credit Enhancement   If so provided in the related
                           Prospectus Supplement, credit
                           enhancement with respect to
                           one or more Classes of
                           Certificates of a Series or
                           the related Mortgage Loans
                           ("Credit Enhancement").  Credit
                           Enhancement may be in the form
                           of a letter of credit, the
                           subordination of one or more
                           Classes of the Certificates of
                           such Series, the establishment
                           of one or more reserve funds,
                           surety bonds, certificate
                           guarantee insurance, limited
                           guarantees, or another type of
                           credit support, or a
                           combination thereof.  It is
                           unlikely that Credit
                           Enhancement will protect
                           against all risks of loss or
                           guarantee repayment of the
                           entire principal balance of
                           the Certificates and interest
                           thereon.  The amount and types
                           of coverage, the
                           identification of the entity
                           providing the coverage (if
                           applicable) and related
                           information with respect to
                           each type of Credit
                           Enhancement, if any, will be
                           described in the applicable
                           Prospectus Supplement for a
                           Series of Certificates.  See
                           "RISK FACTORS--Credit
                           Enhancement Limitations" and
                           "CREDIT ENHANCEMENT--General."

Description of Certificates     The Certificates of each
                                Series will be issued
                                pursuant to a Pooling and
                                Servicing Agreement (the
                                "Agreement").  If so
                                specified in the
                                applicable Prospectus
                                Supplement, Certificates
                                of a given Series may be
                                issued in several Classes,
                                which may pay interest at
                                different rates, may
                                represent different
                                allocations of the right
                                to receive principal and
                                interest payments, and
                                certain of which may be
                                subordinated to other
                                Classes in the event of
                                shortfalls in available
                                cash flow from the
                                underlying mortgage
                                loans.  Alternatively, or
                                in addition, Classes may
                                be structured to receive
                                principal payments in
                                sequence.  Each Class in a
                                group of sequential pay
                                Classes would be entitled
                                to be paid in full before
                                the next Class in the
                                group is entitled to
                                receive any principal
                                payments.  A Class of
                                Certificates may also
                                provide for payments of
                                principal only or interest
                                only or for
                                disproportionate payments
                                of principal and interest.
                                 Each  Series  of  Certificates  (including  any
                                Class or Classes of  Certificates of such Series
                                not  offered   hereby)  will  represent  in  the
                                aggregate   the  entire   beneficial   ownership
                                interest  in the  Trust  Fund.  See  "PROSPECTUS
                                SUPPLEMENT"   for  a   listing   of   additional
                                characteristics of the Certificates that will be included in the Prospectus Supplement for each Series.

     .............  The Certificates will not be
                    guaranteed or insured by the
                    Depositor or any of its affiliates.
                    Unless so specified in the related
                    Prospectus Supplement, neither the
                    Certificates nor the Mortgage Loans
                    are insured or guaranteed by any
                    governmental agency or
                    instrumentality or by any other
                    person or entity.  See "RISK
                    FACTORS--Limited Assets" and
                    "DESCRIPTION OF THE CERTIFICATES."

Distributions on
  Certificates....  Distributions of principal and
                    interest on the Certificates of each
                    Series will be made to the registered
                    holders thereof on the day (the
                    "Distribution Date") specified in the
                    related Prospectus Supplement,
                    beginning in the period specified in
                    the related Prospectus Supplement
                    following the establishment of the
                    related Trust Fund.

     .............  With respect to each Series of
                    Certificates on each Distribution
                    Date, the Trustee (or such other
                    paying agent as may be identified in
                    the applicable Prospectus Supplement)
                    will distribute to the
                    Certificateholders the amounts
                    described in the related Prospectus
                    Supplement that are due to be paid on
                    such Distribution Date.  In general,
                    such amounts will include previously
                    undistributed payments of principal
                    (including principal prepayments, if
                    any) and interest on the Mortgage
                    Loans received by the Master Servicer
                    or the Special Servicer, if any,
                    after a date specified in the related
                    Prospectus Supplement (the "Cut-off
                    Date") and prior to the day preceding
                    each Distribution Date specified in
                    the related Prospectus Supplement.

Advances..........  The related Prospectus Supplement
                    will set forth the obligations, if
                    any, of the Master Servicer and the
                    Special Servicer, if any, as part of
                    their servicing responsibilities, to
                    make certain advances with respect to
                    delinquent payments on the Mortgage
                    Loans, payments of taxes,
                    assessments, insurance premiums and
                    other required payments.  See
                    "DESCRIPTION OF THE CERTIFICATES--
                    Advances."

Termination.......  The obligations of the parties to the
                    Agreement for each Series will
                    terminate upon: (i) the purchase of
                    all of the assets of the related
                    Trust Fund, as described in the
                    related Prospectus Supplement; (ii)
                    the later of (a) the distribution to
                    Certificateholders of that Series of
                    final payment

     .............  with respect to the last outstanding
                    Mortgage Loan or (b) the disposition
                    of all property acquired upon
                    foreclosure or deed-in-lieu of
                    foreclosure with respect to the last
                    outstanding Mortgage Loan and the
                    remittance to the Certificateholders
                    of all funds due under the Agreement;
                    (iii) the sale of the assets of the
                    related Trust Fund after the
                    principal amounts of all Certificates
                    have been reduced to zero under
                    circumstances set forth in the
                    Agreement; or (iv) mutual consent of
                    the parties and all
                    Certificateholders.  With respect to
                    each Series, the Trustee will give or
                    cause to be given written notice of
                    termination of the Agreement to each
                    Certificateholder and, unless
                    otherwise specified in the applicable
                    Prospectus Supplement, the final
                    distribution under the Agreement will
                    be made only upon surrender and
                    cancellation of the related
                    Certificates at an office or agency
                    specified in the notice of
                    termination.  See   "DESCRIPTION OF
                    THE CERTIFICATES--Termination."

Tax Status of the Certificates      The Certificates of
                                    each Series will
                                    constitute either (i)
                                    "Regular Interests"
                                    ("Regular
                                    Certificates") and
                                    "Residual Interests"
                                    ("Residual
                                    Certificates") in a
                                    Trust Fund treated as
                                    a REMIC under
                                    Sections 860A through
                                    860G of the Internal
                                    Revenue Code of 1986
                                    (the "Code"), or (ii)
                                    interests in a Trust
                                    Fund treated as a
                                    grantor trust under
                                    applicable provisions
                                    of the Code. For the
                                    treatment of Regular
                                    Certificates,
                                    Residual Certificates
                                    or grantor trust
                                    certificates under
                                    the Code, see
                                    "MATERIAL FEDERAL
                                    INCOME TAX
                                    CONSEQUENCES" herein
                                    and in the related
                                    Prospectus Supplement.

ERISA Considerations       A fiduciary of an employee
                           benefit plan and certain other
                           retirement plans and
                           arrangements that is subject
                           to the Employee Retirement
                           Income Security Act of 1974,
                           as amended ("ERISA"), or
                           Section 4975 of the Code
                           should carefully review with
                           its legal advisors whether the
                           purchase or holding of
                           Certificates may give rise to
                           a transaction that is
                           prohibited or is not otherwise
                           permissible either under ERISA
                           or Section 4975 of the Code.
                           See "ERISA CONSIDERATIONS"
                           herein and in the related
                           Prospectus Supplement.

Legal Investment..  The related Prospectus Supplement
                    will indicate whether the Offered
                    Certificates will constitute
                    "mortgage related securities" for
                    purposes of the Secondary Mortgage
                    Market Enhancement Act of 1984.
                    Accordingly, investors whose
                    investment authority is subject to
                    legal restrictions should consult
                    their own legal advisors to determine
                    whether and to what extent the
                    Certificates constitute legal
                    investments for them.  See "LEGAL
                    INVESTMENT" herein and in the related
                    Prospectus Supplement.

Rating. . . . . . . . . . . . . . . . . .    At the date
                                             of issuance,
                                             as to each
                                             Series, each
                                             Class of
                                             Offered
                                             Certificates
                                             will be
                                             rated not
                                             lower than
                                             investment
                                             grade by one
                                             or more
                                             nationally
                                             recognized
                                             statistical
                                             rating
                                             agencies
                                             (each, a
                                             "Rating
                                             Agency").
                                             See "RATING"
                                             herein and
                                             "RATINGS" in
                                             the related
                                             Prospectus
                                             Supplement.

                       RISK FACTORS

  Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may be set forth in "RISK FACTORS" in the related Prospectus Supplement.

Limited Liquidity

  There can be no assurance that a secondary market for the Certificates of any Series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such Series remain outstanding. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, any sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the Agreement as described herein under the heading "DESCRIPTION OF THE
CERTIFICATES--Reports to Certificateholders" and "SERVICING OF THE MORTGAGE LOANS--Evidence of Compliance" for information concerning the Certificates. Certificateholders will have only those redemption rights and the Certificates will be subject to early retirement only under the circumstances described herein or in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--Termination."

Limited Assets

  A Series of Certificates will have a claim against or security interest in the Trust Funds for another Series only if so specified in the related Prospectus Supplement. If the related Prospectus Supplement does not specify that a Series of Certificates will have a claim against or security interest in the Trust Funds for another Series and the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Distribution Account, the Collection Account and any accounts maintained as Credit Enhancement, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. If so provided in the Prospectus Supplement for a Series of Certificates consisting of one or more Classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgaged Properties have been realized, the amount of such losses or shortfalls will be borne first by one or more Classes of the Subordinate Certificates, and, thereafter, by the remaining Classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

Average Life of Certificates; Prepayments; Yields

  Prepayments on the Mortgage Loans in any Trust Fund generally will result in a faster rate of principal payments on one or more Classes of the related
Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each Class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Loans in any Trust Fund or that the rate of payments will conform to any model described in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by those Mortgage Loans. As a result, the actual maturity of any Class of Certificates could occur significantly earlier than expected. Alternatively, the actual maturity of any Class of Certificates could occur significantly later than expected as a result of prepayment premiums or the existence of defaults on the Mortgage Loans, particularly at or near their maturity dates. In addition, the Master Servicer or the Special Servicer, if any, may have the option under the Agreement for such Series to extend the maturity of the Mortgage Loans following a default in the payment of a balloon payment, which would also have the effect of extending the average life of each Class of related Certificates. A Series of Certificates may include one or more Classes of Certificates with priorities of payment and, as a result, yields on other Classes of Certificates, including Classes of Offered Certificates, of such Series may be more sensitive to prepayments on Mortgage Loans. A Series of Certificates may include one or more Classes offered at a significant premium or discount. Yields on such Classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Loans. With respect to interest only or disproportionately interest weighted Classes purchased at a premium, such Classes may not return their purchase prices under rapid repayment scenarios. See "YIELD CONSIDERATIONS" in the related Prospectus Supplement.

Limited Nature of Ratings

  Any rating assigned by a Rating Agency to a Class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such Class will receive payments to which such
Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium, or a Certificate that is entitled to disproportionately low, nominal or no principal distributions, might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related Series are entitled that is not covered by the applicable rating.
See "--Credit Enhancement Limitations."

Risks Associated with Lending on Income Producing
Properties

  Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single-family property. For example, the ability of a mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a mortgagor to repay a single-family loan typically is dependent primarily upon the mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a mortgagor on a single-family property will likely affect the performance of the related loan but may not affect the liquidation value of such property.

  Further, the concentration of default, foreclosure and loss risks for Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Loans in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

  The performance of a mortgage loan secured by an income-producing property leased by the mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both; the risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants. A number of the Mortgage Loans may be secured by liens on owner- occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; natural disasters; and other factors beyond the control of the Master Servicer or the Special Servicer, if any.

  Additional risk may be presented by the type and use of a particular mortgaged property. For instance, mortgaged properties that operate as hospitals, nursing homes or convalescent homes may present special risks to mortgagees due to the significant governmental regulation of the ownership, operation, maintenance, control and financing of health care institutions. Mortgages encumbering mortgaged properties that are owned by the mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchiser or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. In addition, mortgaged properties that are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties. Any such risks will be more fully described in the related Prospectus Supplement under the captions "RISK FACTORS" and "DESCRIPTION OF THE MORTGAGE POOL."

  If applicable, certain legal aspects of the Mortgage
Loans for a Series of Certificates may be described in the related Prospectus Supplement. See also "CERTAIN
LEGAL ASPECTS OF THE MORTGAGE LOANS."

Certain Tax Considerations of Variable Rate Certificates

  There are certain tax matters as to which counsel to the Depositor is unable to opine at the time of the issuance of the Prospectus due to uncertainty in the law. Specifically, the treatment of Interest Weighted Certificates and Variable Rate Regular Interests are subject to unsettled law which creates uncertainty as to the exact method of income accrual which should control. The REMIC will accrue income using a method which is consistent with certain regulations; however, there can be no assurance that such method will be controlling.

Nonrecourse Mortgage Loans

  It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to such Mortgage Loans, in the event of mortgagor default, recourse may be had only against the specific multifamily or commercial property and such other assets, if any, as have been pledged to secure the Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

Delinquent and Non-Performing Mortgage Loans

  If so provided in the related Prospectus Supplement, the Trust Fund for a particular Series of Certificates may include Mortgage Loans that are past due or are non-performing. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by a Special Servicer. Credit Enhancement, if provided with respect to a particular Series of Certificates, may not cover all losses related to such delinquent or non-performing Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on Mortgaged Properties and the yield on the Certificates of such Series.

Junior Mortgage Loans

  Certain of the Mortgage Loans may be junior mortgage loans. The primary risk to holders of mortgage loans secured by junior liens is the possibility that a foreclosure of a related senior lien would extinguish the junior lien and that adequate funds will not be received in connection with such foreclosure to pay the debt held by the holder of such junior mortgage loan after satisfaction of all related senior liens. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Junior Mortgages; Rights of Senior Mortgagees or

Beneficiaries" and "--Foreclosure" for a discussion of additional risks to holders of mortgage loans secured by junior liens.

Balloon Payments

  Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property in a timely manner. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition and operating history of the mortgagor and the related mortgaged property, tax laws, rent control laws (with respect to certain multifamily properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and congregate care facilities), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

Extensions and Modifications of Defaulted Mortgage Loans;
Additional Servicing Fees

  In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer or Special Servicer, if any, will be permitted (within the parameters specified in the related Prospectus Supplement) to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer, if any, may receive workout fees, management fees, liquidation fees or other similar fees based on receipts from or proceeds of such Mortgage Loans. Although a Master Servicer or Special Servicer, if any, generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery amount than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the amount of receipts from or proceeds of Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable.

Risks Related to the Mortgagor's Form of Entity and
Sophistication

  Mortgage loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of mortgage loans made to individuals. For example, an entity, as opposed to an individual, may be more inclined to seek legal protection from its creditors, such as a mortgagee, under the bankruptcy laws. Unlike individuals involved in bankruptcies, various types of entities generally do not have personal assets and creditworthiness at stake. The bankruptcy of a mortgagor may impair the ability of the mortgagee to enforce its rights and remedies under the related mortgage. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure-Bankruptcy Law." The mortgagor's sophistication may increase the likelihood of protracted litigation or bankruptcy in default situations. The more sophisticated a mortgagor is, the more likely it will be aware of its rights, remedies and defenses against its mortgagee and the more likely it will have the resources to make effective use of all of its rights, remedies and defenses.

Credit Enhancement Limitations

  The Prospectus Supplement for a Series of Certificates will describe any Credit Enhancement in the related Trust Fund, which may include letters of credit, insurance policies, surety bonds, limited guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Enhancement will be subject to the conditions and limitations described herein and in the related Prospectus Supplement and is not expected to cover all potential losses or risks or guarantee repayment of the entire principal balance of the Certificates and interest thereon.

  A Series of  Certificates  may  include  one or more  Classes  of  Subordinate
Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline or be reduced to zero under certain circumstances. In addition, if principal payments on one or more Classes of Certificates of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Enhancement may be exhausted before the principal of the lower priority Classes of Certificates of such Series has been repaid. As a result, the impact of significant losses and shortfalls on the Mortgaged Properties may fall primarily upon those Classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Enhancement covers more than one Series of Certificates, holders of Certificates of one Series will be subject to the risk that such
Credit Enhancement will be exhausted by the claims of the holders of Certificates of one or more other Series.

  The amount, type and nature of Credit Enhancement, if any, established with respect to a Series of Certificates will be determined on the basis of criteria established by each Rating Agency rating Classes of the Certificates of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of Credit Enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. No assurance can be given with respect to any Mortgage Loan that the appraised value of the related Mortgaged Property has remained or will remain at its level as of the origination date of such Mortgage Loan. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial or multifamily properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans in a particular Trust Fund and any secondary financing on the related Mortgaged
Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders for similar mortgage loans. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Enhancement, such losses will be borne, at least in part, by the holders of one or more Classes of the Certificates of the related Series. See "Limited Nature of Ratings," "DESCRIPTION OF THE CERTIFICATES" and "CREDIT ENHANCEMENT."

Risks to Subordinated Certificateholders

  If so provided in the related Prospectus Supplement, a Series of Certificates may include one or more Classes of Subordinate Certificates (which may include Offered Certificates). If losses or shortfalls in collections on Mortgaged Properties are realized, the amount of such losses or shortfalls will be borne first by one or more Classes of the Subordinate Certificates. The remaining amount of such losses or shortfalls, if any, will be borne by the remaining Classes of Certificates in the priority and subject to the limitations specified in such Prospectus Supplement. In addition to the foregoing, any Credit Enhancement, if applicable, may be used by the Certificates of a higher priority of payment before the principal of the lower priority Classes of Certificates of such Series has been repaid. Therefore, the impact of significant losses and shortfalls on the mortgaged properties may fall primarily upon those Classes of Certificates with a lower payment priority.

Taxable Income in Excess of Distributions Received

  A holder of a certificate in a Class of Subordinate Certificates could be allocated taxable income attributable to accruals of interest and original issue discount in excess of cash distributed to such holder if mortgage loans were in default giving rise to delays in distributions. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests--Treatment of Subordinate Certificates" herein.

Due-on-Sale Clauses and Assignments of Leases and Rents

  Mortgages may contain a due-on-sale clause, which permits the mortgagee to accelerate the maturity of the mortgage loan if the mortgagor sells, transfers or conveys the related mortgaged property or its interest in the mortgaged property. Mortgages may also include a debt-acceleration clause, which permits the mortgagee to accelerate the debt upon a monetary or non-monetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

  The related Prospectus Supplement will describe whether and to what extent the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the mortgagee as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the mortgagee is entitled to collect rents. Such assignments are typically not perfected as security interests prior to the mortgagee's taking possession of the related mortgaged property and/or appointment of a receiver. Some state laws may require that the mortgagee take possession of the mortgaged property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the mortgagee's ability to collect the rents may be adversely affected, See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Leases and Rents."

Environmental Risks

  Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a mortgagee may be liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the mortgagee have become sufficiently involved in the operations of the mortgagor, regardless of whether the environmental damage or threat was caused by a prior owner. A mortgagee also risks such liability on foreclosure of the mortgage. Each Agreement will generally provide that the Master Servicer or the Special Servicer, if any, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless the Master Servicer or Special Servicer, as applicable, has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that: (i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances, which may include obtaining an environmental insurance policy. The related Prospectus Supplement may impose additional restrictions on the ability of the Master Servicer or the Special Servicer, if any, to take any of the foregoing actions. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks."

ERISA Considerations

  Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any Series. See "ERISA CONSIDERATIONS."

Certain Federal Tax Considerations Regarding Residual
Certificates

  Holders of Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Holders of Residual Certificates." Accordingly, under certain circumstances, holders of Offered Certificates that constitute Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all Classes of Certificates of the related Series have been reduced to zero, even though holders of Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder that (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Certificates are subject to certain restrictions on transfer. In particular, the transfer of a Residual Interest to certain "Disqualified Organizations" is prohibited. If transfer occurs in violation of such prohibition, a tax is imposed on the transfer. In addition, the transfer of a "noneconomic residuary interest" by a Residual Certificateholder will be disregarded under certain circumstances with the transferor remaining liable for any taxable income derived from the Residual Interest by the transferee Residual Certificateholder. See "MATERIAL FEDERAL INCOME TAX CONSE- QUENCES--Restrictions on Ownership and Transfer of Residual Certificates." Because of the special tax treatment of Residual Certificates, the taxable income arising in a given year on Residual Certificates will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificates may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

Control

  Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of a Series or a similar means of allocating decision-making under the related Agreement, which will be specified in the related Prospectus Supplement ("Voting Rights"), will be required to direct, and will be sufficient to bind all Certificateholders of such Series to, certain actions, including amending the related Agreement in certain circumstances. See "SERVICING OF THE MORTGAGE LOANS--Events of Default," "--Rights Upon Event of Default" and "DESCRIPTION OF THE CERTIFICATES--Amendment."

Book-Entry Registration

  The related Prospectus Supplement may provide that one or more Classes of the Certificates initially will be represented by one or more certificates registered in the name of the nominee for The Depository Trust Company, and will not be registered in the names of the Certificateholders or their nominees. Because of this, unless and until definitive certificates are issued, beneficial owners of the Certificates of such Class or Classes will not be recognized by the Trustee as "Certificateholders" (as that term is to be used in the related Agreement). Hence, until such time as definitive certificates are issued, the beneficial owners will be able to exercise the rights of Certificateholders only indirectly through The Depository Trust Company and its participating organizations. See "DESCRIPTION OF THE CERTIFICATES--General."

                       THE DEPOSITOR

  Midland Realty Acceptance Corp. was incorporated in the State of Missouri on May 14, 1996 as a wholly owned, limited purpose finance subsidiary of Midland Loan Services, L.P. The principal executive offices of the Depositor are located at 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105. Its telephone number is (816) 435-5000.

  The Depositor will have no servicing obligations or responsibilities with respect to any Series of Certificates, Mortgage Pool or Trust Fund. The
Depositor does not have, nor is it expected in the future to have, any significant assets.

  The Depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling mortgage assets to such trusts. Neither the Depositor, its parent nor any of the Depositor's affiliates will insure or guarantee distributions on the Certificates of any Series.

  The assets of the Trust Funds will be acquired by the Depositor directly or through one or more affiliates.

                      USE OF PROCEEDS

  The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Offered Certificates to purchase the Mortgage Loans relating to such Series, to repay indebtedness that has been incurred to obtain funds to acquire Mortgage Loans, to obtain Credit Enhancement, if any, for the Series and to pay costs of structuring, issuing and underwriting the Certificates. If so specified in the related Prospectus Supplement, Certificates may be exchanged by the Depositor for Mortgage Loans.

             DESCRIPTION OF THE CERTIFICATES*

  The Certificates of each Series will be issued pursuant to a separate Pooling and Servicing Agreement (the "Agreement") to be entered into among the Depositor, the Master Servicer, the Special Servicer, if any, and the Trustee for that Series and any other parties described in the applicable Prospectus Supplement, substantially in the form filed as an exhibit to the Registration Statement of which this Prospectus is a part or in such other form as may be described in the applicable Prospectus Supplement. The following summaries describe certain provisions expected to be common to each Series and the Agreement with respect to the underlying Trust Fund. However, the Prospectus Supplement for each Series will describe more fully the Certificates and the provisions of the related Agreement, which may be different from the summaries set forth below.

  At the time of issuance, the Offered Certificates of each Series will be rated "investment grade," typically one of the four highest generic rating categories, by at least one nationally recognized statistical rating organization. Each of such rating organizations specified in the applicable Prospectus Supplement as rating the Offered Certificates of the related Series is hereinafter referred to as a "Rating Agency." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency.

General

  The Certificates of each Series will be issued in registered or book-entry form and will represent beneficial ownership interests in the trust fund (the "Trust Fund") created pursuant to the Agreement for such Series. The Trust Fund for each Series will primarily comprise, to the extent provided in the
Agreement: (i) the Mortgage Loans conveyed to the Trustee pursuant to the Agreement; (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) any REO property; (iv) all revenue received in respect of REO Property; (v) insurance policies with respect to such Mortgage Loans; (vi) any assignments of leases, rents and profits and security agreements; (vii) any indemnities or guaranties given as additional security for such Mortgage Loans; (viii) the Trustee's right, title and interest in and to any reserve or escrow accounts established pursuant to any of the Mortgage Loan documents (each, a "Reserve Account"); (ix) the Collection Account; (x) the Distribution Account and the REO Account; (xi) any environmental indemnity agreements relating to such Mortgaged Properties; (xii) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; (xiii) the proceeds of any of the foregoing (excluding interest earned on deposits in any Reserve Account, to the extent such interest belongs to the related mortgagor); and (xiv) such
- --------
*Whenever in this Prospectus the terms "Certificates," "Trust Fund" and "Mortgage Pool" are used, such terms will be deemed to apply, unless the context indicates otherwise, to a specific Series of Certificates, the Trust Fund underlying the related Series and the related Mortgage Pool.

other assets or rights as are described in the related Prospectus Supplement. In addition, the Trust Fund for a Series may include private mortgage pass-through certificates, certificates issued or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("Fannie Mae") or the Governmental National Mortgage Association ("GNMA") or mortgage pass-through certificates previously created by the Depositor, as well as various forms of Credit Enhancement. See "CREDIT ENHANCEMENT." Such other assets will be described more fully in the related Prospectus Supplement.

  If so specified in the applicable Prospectus Supplement, Certificates of a given Series may be issued in several Classes, which may pay interest at different rates, may represent different allocations of the right to receive principal and interest payments, and certain of which may be subordinated to other Classes in the event of shortfalls in available cash flow from the underlying Mortgage Loans. Alternatively, or in addition, Classes may be structured to receive principal payments in sequence. Each Class in a group of sequential pay Classes would be entitled to be paid in full before the next Class in the group is entitled to receive any principal payments. A Class of Certificates may also provide for payments of principal only or interest only or for disproportionate payments of principal and interest. Subordinate Certificates of a given Series of Certificates may be offered in the same Prospectus Supplement as the Senior Certificates of such Series or may be offered in a separate offering document. Each Class of Certificates of a Series will be issued in the minimum denominations specified in the related Prospectus Supplement.

  The Prospectus Supplement for any Series including Classes similar to any of those described above will contain a complete description of their characteristics and risk factors, including, as applicable, (i) mortgage principal prepayment effects on the weighted average lives of Classes; (ii) the risk that interest only, or disproportionately interest weighted, Classes purchased at a premium may not return their purchase prices under rapid prepayment scenarios; and (iii) the degree to which an investor's yield is sensitive to principal prepayments.

  The Offered Certificates of each Series will be freely transferable and exchangeable at the office specified in the related Agreement and Prospectus Supplement, provided, however, that certain Classes of Certificates may be subject to transfer restrictions described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Certificates may be transferable only on the books of The Depository Trust Company or another depository identified in such Prospectus Supplement.

Distributions on Certificates

  Distributions of principal and interest on the Certificates of each Series will be made to the registered holders thereof ("Certificateholders") by the Trustee (or such other paying agent as may be identified in the related Prospectus Supplement) on the day (the "Distribution Date") specified in the related Prospectus Supplement, beginning in the period specified in the related Prospectus Supplement following the establishment of the related Trust Fund. Distributions for each Series will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register for such Series maintained by the Trustee or by wire transfer if so specified in the related Prospectus Supplement. The final distribution in retirement of the Certificates of each Series will be made only upon presentation and surrender of the Certificates at the office or agency specified in the notice to the Certificateholders of such final distribution. In addition, the Prospectus Supplement relating to each Series will set forth the applicable due period, prepayment period, record date, Cut-off Date and determination date in respect of each Series of Certificates.

  With respect to each Series of Certificates on each Distribution Date, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will distribute to the Certificateholders the amounts described in the related Prospectus Supplement that are due to be paid on such Distribution Date. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the Mortgage Loans received by the Master Servicer or the Special Servicer, if any, after a date specified in the related Prospectus Supplement (the "Cut-off Date") and prior to the day preceding each Distribution Date specified in the related Prospectus Supplement.

Accounts

  It is expected that the Agreement for each Series of Certificates will provide that the Trustee establish an account (the "Distribution Account") into which the Master Servicer will deposit amounts held in the Collection Account from which Certificateholder distributions will be made with respect to a given Distribution Date. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account generally to make distributions of interest and principal to the Certificateholders in the manner described in the related Prospectus Supplement.

  It is also expected that the Agreement for each Series of Certificates will provide that the Master Servicer establish and maintain an account (the "Collection Account") in the name of the Trustee for the benefit of Certificateholders. The Master Servicer will generally be required to deposit into the Collection Account all amounts received on or in respect of the Mortgage Loans. The Master Servicer will be entitled to make certain withdrawals from the Collection Account to, among other things: (i) remit certain amounts for the related Distribution Date into the Distribution Account; (ii) pay Property Protection Expenses, taxes, assessments and insurance premiums and certain third-party expenses in accordance with the Agreement; (iii) pay accrued and unpaid servicing fees and other servicing compensation to the Master Servicer and the Special Servicer, if any; and (iv) reimburse the Master Servicer, the Special Servicer, if any, the Trustee and the Depositor for certain expenses and provide indemnification to the Depositor, the Master Servicer and the Special Servicer, if any, as described in the Agreement. "Property Protection Expenses" comprise certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title to, or management of, REO Property or the sale of defaulted Mortgage Loans or REO Properties, as more fully described in the related Agreement. The applicable Prospectus Supplement may provide for additional circumstances in which the Master Servicer will be entitled to make withdrawals from the Collection Account.

  The amount at any time credited to the Collection Account or the Distribution Account may be invested in Permitted Investments that are payable on demand or in general mature or are subject to withdrawal or redemption on or before the business day preceding the next succeeding Master Servicer Remittance Date, in the case of the Collection Account, or the business day preceding the next succeeding Distribution Date, in the case of the Distribution Account. The Master Servicer will be required to remit amounts on deposit in the Collection Account that are required for distribution to Certificateholders to the Distribution Account on or before the business day preceding the related Distribution Date (the "Master Servicer Remittance Date"). The income from the investment of funds in the Collection Account and the Distribution Account in Permitted Investments will constitute additional servicing compensation for the Master Servicer, and the risk of loss of funds in the Collection Account and the Distribution Account resulting from such investments will be borne by the Master Servicer. The amount of each such loss will be required to be deposited by the Master Servicer in the Collection Account or the Distribution Account, as the case may be, promptly as realized.

  It is expected that the Agreement for each Series of Certificates will provide that an account (the "REO Account") will be established and maintained in order to be used in connection with REO Properties and, if specified in the related Prospectus Supplement, certain other Mortgaged Properties. To the extent set forth in the Agreement, certain withdrawals from the REO Account will be made to, among other things, (i) make remittances to the Collection Account as required by the Agreement; (ii) pay taxes, assessments, insurance premiums, other amounts necessary for the proper operation, management and maintenance of the REO Properties and such Mortgaged Properties and certain third-party expenses in accordance with the Agreement; and (iii) provide for the reimbursement of certain expenses in respect of the REO Properties and such Mortgaged Properties.

  The amount at any time credited to the REO Account may be invested in Permitted Investments that are payable on demand or mature, or are subject to withdrawal or redemption, on or before the business day preceding the day on which such amounts are required to be remitted to the Master Servicer for deposit in the Collection Account. The income from the investment of funds in the REO Account in Permitted Investments will be for the benefit of the Master Servicer, or the Special Servicer, if applicable, and the risk of loss of funds in the REO Account resulting from such investments will be borne by the Master Servicer, or the Special Servicer, if applicable.

  "Permitted Investments" will generally consist of one or more of the following, unless the Rating Agencies rating Certificates of a Series require other or additional investments:

     (i) direct obligations of, or guarantees as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America;

     (ii) direct obligations of the FHLMC (debt obligations only), Fannie Mae (debt obligations only), the Federal Farm Credit System (consolidated systemwide bonds and notes only), the Federal Home Loan Banks (consolidated debt obligations only), the Student Loan Marketing Association (debt obligations only), the Financing Corp. (consolidated debt obligations only) and the Resolution Funding Corp. (debt obligations only);

     (iii) federal funds time deposits in, or certificates of deposit of, or bankers' acceptances, or repurchase obligations, all having maturities of not more than 365 days, issued by any bank or trust company, savings and loan association or savings bank, depositing institution or trust company having a short term debt obligation rating from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") of "A-1+" and the highest short-term rating available from each of the other Rating Agencies, or such lower rating as will not result in the downgrade or withdrawal of the rating or ratings then assigned to the Certificates by any Rating Agency;

     (iv) commercial paper having a maturity of 365 days or less (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof and demand notes that constitute vehicles for investment in commercial paper) that is rated by each Rating Agency in its highest short-term unsecured rating category;

     (v) units of taxable money market funds rated "AAAm" or "AAAg" by S&P's or mutual funds, which funds seek to maintain a constant asset value and have been rated by each Rating Agency as Permitted Investments with respect to this definition;

     (vi) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency as a permitted investment of funds backing securities having ratings equivalent to each Rating Agency's highest initial rating of the Certificates; and

     (vii) such other obligations as are acceptable as Permitted Investments to each Rating Agency;

provided, however, that (a) none of such obligations or securities listed above may have an "r" highlighter affixed to its rating if rated by S&P; (b) each such obligation or security will have a fixed dollar amount of principal due at maturity which cannot vary or change; (c) if any such obligation or security provides for a variable rate of interest, interest will be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index; and (d) if any of the obligations or securities listed in paragraphs (iii) - (vi) above are not rated by each Rating Agency, such investment will nonetheless qualify as a Permitted Investment if it is rated by S&P and one other nationally recognized statistical rating organization; and provided, further, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security will be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment as of the date of its acquisition.

Amendment

  Generally, the Agreement for each Series will provide that it may be amended from time to time by the parties thereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein that may be inconsistent with any other provisions therein,
(iii) to amend
any provision thereof to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency or (iv) to make any other provisions with respect to matters or questions arising under the Agreement that will not (a) be inconsistent with the provisions of the Agreement, (b) result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any outstanding Class of Certificates and (c) adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel.

  Each Agreement will also provide that it may be amended from time to time by the parties thereto with the consent of the holders of each of the Classes of Regular Certificates representing not less than a percentage specified in the related Agreement of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans that are required to be distributed on any Certificate without the consent of each affected Certificateholder; (ii) change the percentage of Certificates the holders of which are required to consent to any action or inaction under the Agreement, without the consent of the holders of all Certificates then outstanding; or (iii) alter the obligations of the Master Servicer or the Trustee to make an advance without the consent of the holders of all Certificates representing all of the Voting Rights of the Class or Classes affected thereby.

  Further, the Agreement for each Series may provide that the parties thereto, at any time and from time to time, without the consent of the Certificateholders, may amend the Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC related to such Series or to prevent the imposition of any additional material state or local taxes, at all times that any of the Certificates are outstanding, provided, however, that such action, as evidenced by an opinion of counsel, is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

  The related Prospectus Supplement will specify the method for allocating Voting Rights among holders of Certificates of a Class. Any Certificate beneficially owned by the Depositor, the Master Servicer, the Special Servicer (if any), any mortgagor, the Trustee, a manager or any of their respective affiliates will be deemed not to be outstanding; provided, however that, Certificates beneficially owned by the Master Servicer, the Special Servicer (if any), or any affiliate thereof will be deemed to be outstanding in connection with any required consent to an amendment of the Agreement that relates to an action that would materially adversely affect in any material respect the interests of the Certificateholders of any Class while the Master Servicer, the Special Servicer (if any), or any such affiliate owns not less than a percentage specified in the related Agreement of such Class.

  The Agreement relating to each Series may provide that no amendment to such Agreement will be made unless there has been delivered in accordance with such Agreement an opinion of counsel to the effect that such amendment will not cause such Series to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

  The Prospectus Supplement for a Series may describe other or different provisions concerning the amendment of the related Agreement required by the Rating Agencies rating Certificates of such Series.

Termination

  The obligations of the parties to the Agreement for each Series will terminate upon: (i) the purchase of all of the assets of the related Trust Fund, as described in the related Prospectus Supplement; (ii) the later of (a) the distribution to Certificateholders of that Series of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; (iii) the sale of the assets of the related Trust Fund after the principal amounts of all Certificates have been reduced to zero under circumstances set forth in the Agreement; or (iv) mutual consent of the parties and all Certificateholders. With respect to each Series, the Trustee will give or cause to be given written notice of termination of the Agreement to each Certificateholder and the final distribution under the Agreement will be made only upon surrender and cancellation of the related Certificates at an office or agency specified in the notice of termination.

Reports to Certificateholders

  Concurrently with each distribution for each Series, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will forward to each Certificateholder a statement setting forth such information relating to such distribution as is specified in the Agreement and described in the applicable Prospectus Supplement.

The Trustee

  The Depositor will select a bank or trust company to act as trustee (the "Trustee") under the Agreement for each Series and the Trustee will be identified, and its obligations under that Agreement will be described, in the applicable Prospectus Supplement. The Rating Agencies rating Certificates of a Series may require the appointment of a Fiscal Agent to guarantee certain obligations of the Trustee. Such Fiscal Agent will be a party to the Agreement. In such event, the Fiscal Agent will be identified, and its obligations under the Agreement will be described, in the applicable Prospectus Supplement. See "SERVICING OF THE MORTGAGE LOANS--Certain Matters with Respect to the Master Servicer, the Special Servicer, the Trustee and the Depositor."

                    THE MORTGAGE POOLS

General

  Each Mortgage Pool will consist of mortgage loans secured by first or junior mortgages, deeds of trust or similar security instruments (each, a "Mortgage") on, or installment contracts ("Installment Contracts") for the sale of, fee simple or leasehold interests in commercial real estate property, multifamily residential property, and/or mixed residential/commercial property, and related property and interests (each such interest or property, as the case may be, a "Mortgaged Property"). A Mortgage Pool may also include any or all of the participation interests in such types of mortgage loans, private mortgage pass-through certificates, certificates issued or guaranteed by FHLMC, Fannie Mae or GNMA and mortgage pass-through certificates previously created by the Depositor. Each such mortgage loan, Installment Contract, participation interest or certificate is herein referred to as a "Mortgage Loan."

  All Mortgage Loans will be of one or more of the following types:

     1.  Mortgage Loans with fixed interest rates;

     2.  Mortgage Loans with adjustable interest rates;

     3. Mortgage Loans whose principal balances fully amortize over their remaining terms to maturity;

     4. Mortgage Loans whose principal balances do not fully amortize, but instead provide for a substantial principal payment at the stated maturity of the loan;

     5. Mortgage Loans that provide for recourse against only the Mortgaged Properties;

     6. Mortgage Loans that provide for recourse against the other assets of the related mortgagors; and

     7. any other types of Mortgage Loans described in the applicable Prospectus Supplement.


  Certain Mortgage Loans ("Simple Interest Loans") may provide that scheduled interest and principal payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such payment is received and the balance thereof is applied to principal, and other Mortgage Loans may provide for payment of interest in advance rather than in arrears.


  Mortgage Loans may also be secured by one or more assignments of leases and rents, management agreements or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, personal guarantees or both. Pursuant to an assignment of leases and rents, the obligor on the related promissory note (the "Note") assigns its right, title and interest as landlord under each lease and the income derived therefrom to the related mortgagee, while retaining a license to collect the rents for so long as there is no default. If the obligor defaults, the license terminates and the related mortgagee is entitled to collect the rents from tenants to be applied to the monetary obligations of the obligor. State law may limit or restrict the enforcement of the assignment of leases and rents by a mortgagee until the mortgagee takes possession of the related mortgaged property and/or a receiver is appointed. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Leases and Rents."

  If so specified in the related Prospectus Supplement, a Trust Fund may include a number of Mortgage Loans with a single obligor or related obligors thereunder; provided, however, that the principal balance of the mortgage loans to a single obligor or group of related obligors will not exceed 45% of the initial principal amount of the Certificates for a Series. In addition, in the event that the Mortgage Pool securing Certificates for any Series includes a Mortgage Loan or mortgage-backed security or a group of Mortgage Loans or mortgage-backed securities of a single obligor or group of affiliated obligors representing 10% or more, but less than 45%, of the principal amount of such Certificates, the Prospectus Supplement will contain information, including financial information, regarding the credit quality of the obligors. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates.

  Unless otherwise specified in the Prospectus Supplement for a Series, the Mortgage Loans will not be insured or guaranteed by the United States, any governmental agency, any private mortgage insurer or any other person or entity.

  The Prospectus Supplement relating to each Series will specify the originator or originators relating to the Mortgage Loans, which may include, among others, commercial banks, savings and loan associations, other financial institutions, mortgage banks, credit companies, insurance companies, real estate developers or other HUD approved lenders, and the underwriting criteria to the extent available in connection with originating the Mortgage Loans. The criteria applied by the Depositor in selecting the Mortgage Loans to be included in a Mortgage Pool will vary from Series to Series. The Prospectus Supplement relating to each Series also will provide specific information regarding the characteristics of the Mortgage Loans, as of the Cut-off Date, including, among other things: (i) the aggregate principal balance of the Mortgage Loans; (ii) the types of properties securing the Mortgage Loans and the aggregate principal balance of the Mortgage Loans secured by each type of property; (iii) the interest rate or range of interest rates of the Mortgage Loans; (iv) the origination dates and the original and, with respect to seasoned Mortgage Loans, remaining terms to stated maturity of the Mortgage Loans; (v) the loan-to-value ratios at origination and, with respect to seasoned Mortgage Loans, current loan balance-to-original value ratios of the Mortgage Loans; (vi) the geographic distribution of the Mortgaged Properties underlying the Mortgage Loans; (vii) the minimum interest rates, margins, adjustment caps, adjustment frequencies, indices and other similar information applicable to adjustable rate Mortgage Loans; (viii) the debt service coverage ratios relating to the Mortgage Loans; and (ix) payment delinquencies, if any, relating to the Mortgage Loans. The applicable Prospectus Supplement will also specify any materially inadequate, incomplete or obsolete documentation relating to the Mortgage Loans and other characteristics of the Mortgage Loans relating to each Series. If specified in the applicable Prospectus Supplement, the Depositor may segregate the Mortgage Loans in a Mortgage Pool into separate "Mortgage Loan Groups" (as described in the related Prospectus Supplement) as part of the structure of the payments of principal and interest on the Certificates of a Series. In such case, the Depositor will disclose the above-specified information by Mortgage Loan Group.

  The Depositor will file a current report on Form 8-K (the "Form 8-K") with the Commission within 15 days after the initial issuance of each Series of Certificates (each, a "Closing Date"), as specified in the related Prospectus Supplement, which will set forth information with respect to the Mortgage Loans included in the

Trust Fund for a Series as of the related Closing Date. The Form 8-K will be available to the Certificateholders of the related Series promptly after its filing.

  Assignment of Mortgage Loans

  At the time of issuance of the Certificates of each Series, the Depositor will cause the Mortgage Loans to be assigned to the Trustee, together with all scheduled payments of interest and principal due after the Cut-off Date (whether received) and all payments of interest and principal received by the Depositor or the Master Servicer on or with respect to the Mortgage Loans after the Cut-off Date. The Trustee, concurrently with such assignment, will execute and deliver Certificates evidencing the beneficial ownership interests in the related Trust Fund to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Agreement for the related Series (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will include, among other things, as to each Mortgage Loan, information as to its outstanding principal balance as of the close of business on the Cut-off Date, as well as information respecting the interest rate, the scheduled monthly (or other periodic) payment of principal and interest as of the Cut-off Date, the maturity date of each Note and the address of the property securing the Note.

  In addition,  the Depositor  will, as to each  Mortgage  Loan,  deliver to the
Trustee:  (i) the Note,  endorsed to the order of the Trustee without  recourse;
(ii) the Mortgage and an executed assignment thereof in favor of the Trustee or otherwise as required by the Agreement; (iii) any assumption, modification or substitution agreements relating to the Mortgage Loan; (iv) a mortgagee's title insurance policy (or owner's policy in the case of an Installment Contract), together with its endorsements, or an attorney's opinion of title issued as of the date of origination of the Mortgage Loan; (v) if the security agreement and/or assignment of leases, rents and profits is separate from the Mortgage, an executed assignment of such security agreement and/or reassignment of such assignment of leases, rents and profits to the Trustee; and (vi) such other documents as may be described in the Agreement (such documents collectively, the "Mortgage Loan File"). Unless otherwise expressly permitted by the Agreement, all documents included in the Mortgage Loan File are to be original executed documents, provided, however, that in instances in which the original recorded
Mortgage, mortgage assignment or any document necessary to assign the Depositor's interest in Installment Contracts to the Trustee, as described in the Agreement, has been retained by the applicable jurisdiction or has not yet been returned from recordation, the Depositor may deliver a photocopy thereof certified to be the true and complete copy of the original thereof submitted for recording.

  The Trustee will hold the Mortgage Loan File for each Mortgage Loan in trust for the benefit of all Certificateholders. Pursuant to the Agreement, the Trustee is obligated to review the Mortgage Loan File for each Mortgage Loan within a specified number of days after the execution and delivery of the Agreement. If any document in the Mortgage Loan File is found to be defective in any material respect, the Trustee will promptly notify the Depositor, the Master Servicer and the Mortgage Loan Seller.

Mortgage Underwriting Standards and Procedures

  The underwriting procedures and standards for Mortgage Loans included in a Mortgage Pool will be specified in the related Prospectus Supplement to the extent such procedures and standards are known or available. Such Mortgage Loans may be originated by an affiliate of the Depositor or third parties in contemplation of the transactions contemplated by this Prospectus and the related Prospectus Supplement or may have been originated by third-parties and acquired by the Depositor directly or through its affiliates in negotiated transactions.

  The originator of a Mortgage Loan generally will have applied underwriting procedures intended to evaluate, among other things, the income derived from the Mortgaged Property, the capabilities of the management of the project, including a review of management's past performance record, its management reporting and control procedures (to determine its ability to recognize and respond to problems) and its accounting procedures to determine cash management ability, the obligor's credit standing and repayment ability and the value and adequacy of the Mortgaged Property as collateral. However, with respect to certain Mortgage Loans, the Depositor may be unable to verify the underwriting standards and procedures used by a particular originator, in which such case, such fact will be disclosed in the related Prospectus Supplement.

Mortgage Loans insured by the Federal Housing Administration ("FHA"), a division of the United States Department of Housing and Urban Development ("HUD"), will have been originated by mortgage lenders that were at the time origination approved by HUD as FHA mortgagees in the ordinary course of their real estate lending activities and will comply with the underwriting policies of FHA.

  If so specified in the related Prospectus Supplement, the adequacy of a Mortgaged Property as security for repayment will generally have been determined by appraisal by appraisers selected in accordance with preestablished guidelines established by or acceptable to the loan originator for appraisers. If so specified in the related Prospectus Supplement, the appraiser must have personally inspected the property and verified that it was in good condition and that construction, if new, has been completed. Generally, the appraisal will have been based upon a cash flow analysis and/or a market data analysis of recent sales of comparable properties and, when deemed applicable, a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

  No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. Further, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial properties or multifamily residential properties. If the commercial real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans and any additional financing on the Mortgaged Properties in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that such losses are not covered by the methods of Credit Enhancement or the insurance policies described herein and/or in the related Prospectus Supplement, the ability of the Trust Fund to pay principal of and interest on the Certificates may be adversely affected. Even if credit support covers all losses resulting from defaults and foreclosure, the effect of defaults and foreclosures may be to increase prepayment experience on the Mortgage Loans, thus shortening weighted average life and affecting yield to maturity.

Representations and Warranties

  The seller of a Mortgage Loan to the Depositor (the "Mortgage Loan Seller"), which may be an affiliate of the Depositor, will have made representations and warranties in respect of the Mortgage Loans sold by such Mortgage Loan Seller to the Depositor. Such representations and warranties will generally include, among other things: (i) with respect to each Mortgaged Property, that title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's opinion of title) and any required hazard insurance was effective at the origination of each Mortgage Loan, and that each policy (or opinion of title) remained in effect on the date of purchase of the Mortgage Loan from the Mortgage Loan Seller; (ii) that the Mortgage Loan Seller had good and marketable (or indefeasible, in the case of real property located in Texas) title to each such Mortgage Loan; (iii) with respect to each Mortgaged Property, that each mortgage constituted a valid first lien on the Mortgaged Property (subject only to permissible title insurance exceptions); (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property; and (v) that each Mortgage Loan was current as to all required payments. The
Prospectus Supplement for a Series will specify the representations and warranties being made by the Mortgage Loan Seller.

  All of the representations and warranties of a Mortgage Loan Seller in respect of a Mortgage Loan generally will have been made as of the date on which such Mortgage Loan Seller sold the Mortgage Loan to the Depositor. The related
Prospectus Supplement will indicate if a different date is applicable. A substantial period of time may have elapsed between such date and the date of the initial issuance of the Series of Certificates evidencing an interest in such Mortgage Loan. Since the representations and warranties of the Mortgage Loan Seller do not address events that may occur following the sale of a Mortgage Loan by the Mortgage Loan Seller, the repurchase obligation of the Mortgage Loan Seller described below will not arise if, on or after the date of the sale of a Mortgage Loan by the Mortgage Loan Seller to the Depositor, the relevant event occurs that would have given rise to such an obligation. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any Series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of the Mortgage Loan Seller will not be accurate and complete in all material respects in respect of such Mortgage Loan as of the related Cut-off Date. If so specified in the related Prospectus Supplement, the Depositor will make certain representations and warranties for the benefit of Certificateholder of a Series in respect of a Mortgage Loan that relate to the period commencing on the date of sale of such Mortgage Loan to the Depositor.

  Upon the discovery of the breach of any representation or warranty made by the Mortgage Loan Seller in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related Series, such Mortgage Loan Seller generally will be obligated to repurchase such Mortgage Loan at a purchase price equal to 100% of the unpaid principal balance thereof at the date of repurchase or, in the case of a Series of Certificates as to which the Depositor has elected to treat the related Trust Fund as a REMIC, as defined in the Code, at such other price as may be necessary to avoid a tax on a prohibited transaction, as described in Section 860F(a) of the Code, in each case together with accrued interest at the interest rate for such Mortgage Loan, to the first day of the month following such repurchase and the amount of any unreimbursed advances made by the Master Servicer in respect of such Mortgage Loan, together with interest thereon at the reimbursement rate. The Master Servicer will be required to enforce such obligation of the Mortgage Loan Seller for the benefit of the Trustee and the Certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such Mortgage Loan. This repurchase obligation will generally constitute the sole remedy available to the Certificateholders of such Series for a breach of a representation or warranty by a Mortgage Loan Seller and the Depositor and the Master Servicer will have no liability to the Trust Fund for any such breach. The applicable Prospectus Supplement will indicate whether any additional remedies will be available to the Certificateholders. No assurance can be given that a Mortgage Loan Seller will carry out its repurchase obligation with respect to the Mortgage Loans.

  If specified in the related Prospectus Supplement, the Mortgage Loan Seller may deliver to the Trustee within a specified number of days following the issuance of a Series of Certificates Mortgage Loans in substitution for any one or more of the Mortgage Loans initially included in the Trust Fund but which do not conform in one or more respects to the description thereof contained in the related Prospectus Supplement, as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the Certificateholders, or as to which a document in the related Mortgage Loan File is defective in any material respect. The related Prospectus Supplement will describe any required characteristics of any such substituted Mortgage Loans.

              SERVICING OF THE MORTGAGE LOANS

General

  The servicer of the Mortgage Loans (the "Master Servicer") will be Midland Loan Services, L.P., the parent of the Depositor. The Prospectus Supplement for the related Series will set forth certain information concerning the Master Servicer. The Master Servicer will be responsible for servicing the Mortgage Loans pursuant to the Agreement for the related Series. To the extent so specified in the related Prospectus Supplement, one or more Special Servicers may be a party to the related Agreement or may be appointed by holders of certain Classes of Regular Certificates representing a certain percentage specified in the related Agreement of such Class or Classes of Certificates or by another specified party. Certain information with respect to the Special Servicer will be set forth in such Prospectus Supplement. A Special Servicer for any Series of Certificates may be an affiliate of the Depositor or the Master Servicer and may hold, or be affiliated with the holder of, Subordinate Certificates of such Series. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. In general, a Special Servicer's duties will relate to defaulted Mortgage Loans or those Mortgage Loans that otherwise require special servicing ("Specially Serviced Mortgage Loans"), including instituting foreclosures and negotiating work-outs and will also include asset management activities with respect to any REO Property. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular Series of Certificates. The Master Servicer or Special Servicer generally may subcontract the servicing of all or a portion of the Mortgage Loans to one or more sub-servicers provided certain conditions are met. Such sub-servicer may be an affiliate of the Depositor and may have other business relationships with Depositor and its affiliates.

Collections and Other Servicing Procedures

  The Master Servicer and the Special Servicer, if any, will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the related Agreement, follow such collection procedures as it deems necessary or desirable. Consistent with the above and unless otherwise specified in the related Prospectus Supplement, the Master Servicer or the Special Servicer, if applicable, may, in its discretion, waive any late payment charge or penalty fees in connection with a late payment of a Mortgage Loan and, if so specified in the related Prospectus Supplement, may extend the due dates for payments due on a Note.

  It is expected that the Agreement for each Series will provide that the Master Servicer establish and maintain an escrow account (the "Escrow Account") in which the Master Servicer will be required to deposit amounts received from each mortgagor, if required by the terms of the related Mortgage Loan documents, for the payment of taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items ("Escrow Payments"). The Special Servicer, if any, will be required to remit amounts received for such purposes on Mortgage Loans serviced by it to the Master Servicer for deposit into the Escrow Account, and will be entitled to direct the Master Servicer to make withdrawals from the Escrow Account as may be required for servicing of such Mortgage Loans. Withdrawals from the Escrow Account generally may be made to (i) effect timely payment of taxes, assessments, mortgage and hazard insurance premiums and other comparable items, (ii) to transfer funds to the Collection Account to reimburse the Master Servicer or the Trustee, as applicable, for any advance with interest thereon relating to Escrow Payments, (iii) to restore or repair the Mortgaged Properties, (iv) to clear and terminate such account, (v) to pay interest to mortgagors on balances in the Escrow Account, if required by the terms of the related Mortgage Loan documents or by applicable law, (vi) to remit to the related borrower the Financial Lease and Reporting Fee as and when required by the related Mortgage, and (vii) to remove amounts not required to be deposited therein. The related Prospectus Supplement may provide for other permitted withdrawals from the Escrow Account. The Master Servicer will be entitled to all income on the funds in the Escrow Account invested in Permitted Investments not required to be paid to mortgagors by the terms of the related Mortgage Loan documents or by applicable law. The Master Servicer will be responsible for the administration of the Escrow Account.

Insurance

  The Agreement for each Series will require that the Master Servicer use its reasonable efforts to or require each mortgagor to maintain insurance in accordance with the related Mortgage Loan documents, which generally will include a standard fire and hazard insurance policy with extended coverage. To the extent required by the related Mortgage Loan, the coverage of each such standard hazard insurance policy will be in an amount that is at least equal to the lesser of (i) the full replacement cost of the improvements and equipment securing such Mortgage Loan or (ii) the outstanding principal balance owing on such Mortgage Loan or such amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer. The Master Servicer will also use its reasonable efforts to require each mortgagor to maintain (i) insurance providing coverage against 12 months of rent interruptions and (ii) such other insurance as provided in the related Mortgage Loan. If a Mortgaged Property is located at the time of origination of the related Mortgage Loan in a federally designated special flood hazard area, the Master Servicer will also use its reasonable efforts to require the related mortgagor to maintain flood insurance in an amount equal to the lesser of the unpaid principal balance of the related Mortgage Loan and the maximum amount obtainable with respect to the Mortgage Loan. The related Agreement will provide that the Master Servicer will be required to maintain the foregoing insurance if the related mortgagor fails to maintain such insurance to the extent such insurance is available at commercially reasonable rates and to the extent the Trustee, as mortgagee, has an insurable interest. The cost of any such insurance maintained by the Master Servicer will be advanced by the Master Servicer. The Master Servicer or the Special Servicer, if any, will cause to be maintained fire and hazard insurance with extended coverage on each REO Property in an amount that is at least equal to the full replacement cost of the improvements and equipment. The cost of any such insurance with respect to an REO Property will be payable out of amounts on deposit in the related REO Account or will be advanced by the Master Servicer. The Master Servicer or the Special Servicer, if any, will maintain flood insurance providing substantially the same coverage as described above on any REO Property that was located in a federally designated special flood hazard area at the time the related mortgage loan was originated. The Master

Servicer or the Special Servicer, if any, will maintain with respect to each REO Property (i) public liability insurance, (ii) loss of rent endorsements and
(iii) such other insurance as provided in the related Mortgage Loan. Any such insurance that is required to be maintained with respect to any REO Property will only be so required to the extent such insurance is available at commercially reasonable rates. The related Agreement will provide that the Master Servicer or Special Servicer, if any, may satisfy its obligation to cause hazard insurance policies to be maintained by maintaining a master force placed insurance policy insuring against losses on the Mortgage Loans or REO Properties, as the case may be. The incremental cost of such insurance allocable to any particular Mortgage Loan or REO Property, if not borne by the related mortgagor, will be an expense of the Trust Fund. Alternatively, the Master Servicer or Special Servicer, if any, may satisfy its obligation by maintaining, at its expense, a blanket policy (i.e., not a master force placed policy) insuring against losses on the Mortgage Loans or REO Properties, as the case may be. If such a blanket or master force placed policy contains a deductible clause, the Master Servicer or the Special Servicer, if any, will be obligated to deposit in the Collection Account all sums that would have been deposited therein but for such clause to the extent any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or in the absence of any such deductible limitation, the deductible limitation that is consistent with the servicing standard under the related Agreement.

  In general, the standard form of fire and hazard extended coverage insurance policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Since the standard hazard insurance policies relating to the Mortgage Loans will be underwritten by different insurers and will cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and conditions. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Any losses incurred with respect to Mortgage Loans due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds could affect distributions to the Certificateholders.

  The standard hazard insurance policies covering Mortgaged Properties securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the structures and other improvements damaged or destroyed and (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

  The Prospectus Supplement may describe other provisions concerning the insurance policies required to be maintained under the related Agreement.

  Unless otherwise specified in the applicable Prospectus Supplement, no pool insurance policy, special hazard insurance policy, bankruptcy bond, repurchase bond or guarantee insurance will be maintained with respect to the Mortgage Loans nor will any Mortgage Loan be subject to FHA insurance.

  The FHA is responsible for administering various federal programs, including mortgage insurance, authorized under the National Housing Act of 1934, as amended, and the United States Housing Act of 1937, as amended. To the extent specified in the related Prospectus Supplement, all or a portion of the Mortgage Loans may be insured by the FHA. The Master Servicer will be required to take such steps as are reasonably necessary to keep such insurance in full force and effect.

Fidelity Bonds and Errors and Omissions Insurance

  The Agreement for each Series will generally require that the Master Servicer and the Special Servicer, if applicable, obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers and employees of the Master Servicer and the Special Servicer, if applicable. The related Agreement will allow the Master Servicer and the Special Servicer, if applicable, to self-insure against loss occasioned by the errors and omissions of the officers and employees of the Master Servicer and the Special Servicer, if applicable, so long as certain criteria set forth in the Agreement are met.

Servicing Compensation and Payment of Expenses

  The Master Servicer's principal compensation for its activities under the Agreement for each Series will come from the payment to it or retention by it, with respect to each Mortgage Loan, of a "Servicing Fee" (as defined in the related Prospectus Supplement). The exact amount and calculation of such Servicing Fee will be established in the Prospectus Supplement and Agreement for the related Series. Since the aggregate unpaid principal balance of the Mortgage Loans will generally decline over time, the Master Servicer's servicing compensation will ordinarily decrease as the Mortgage Loans amortize.

  In addition, the Agreement for a Series may provide that the Master Servicer be entitled to receive, as additional compensation, (i) Prepayment Premiums, late fees and certain other fees collected from mortgagors and (ii) any interest or other income earned on funds deposited in the Collection Account and
Distribution Account (as described under "DESCRIPTION OF THE CERTIFICATES--Accounts") and, except to the extent such income is required to be paid to the related mortgagors, the Escrow Account.

  The Master Servicer will generally pay the fees and expenses of the Trustee.

  The amount and calculation of the fee for the servicing of Specially Serviced Mortgage Loans (the "Special Servicing Fee") will be described in the Prospectus Supplement and Agreement for the related Services.

  In addition to the compensation described above, the Master Servicer and the Special Servicer, if applicable, (or any other party specified in the applicable Prospectus Supplement) may retain, or be entitled to the reimbursement of, such other amounts and expenses as are described in the applicable Prospectus Supplement.

Advances

  The applicable Prospectus Supplement will set forth the obligations, if any, of the Master Servicer and the Special Servicer, if applicable, to make any advances with respect to delinquent payments on Mortgage Loans, payments of taxes, assessments, insurance premiums and Property Protection Expenses or otherwise. Any such advances will be made in the form and manner described in the Prospectus Supplement and Agreement for the related Series.

Modifications, Waivers and Amendments

  The Agreement for each Series will provide the Master Servicer or the Special Servicer, if any, with the discretion, subject to certain conditions set forth therein, to modify, waive or amend certain of the terms of any Mortgage Loan without the consent of the Trustee or any Certificateholder.

Evidence of Compliance

  The Agreement for each Series will generally provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or Special Servicer, if any, which includes an assertion that the Master Servicer or Special Servicer, if any, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Master Servicer's or, if applicable, the Special Servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-services, upon comparable reports of firms of independent public accountants rendered on the basis of examination conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-servicers. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

  In addition, the Agreement for each Series will generally provide that the Master Servicer and the Special Servicer, if any, will each deliver to the Trustee, the Depositor and each Rating Agency, annually on or before a date specified in the Agreement, a statement signed by an officer of the Master Servicer or the Special Servicer, as applicable, to the effect that, based on a review of its activities during the preceding calendar year, to the best of such officer's knowledge, the Master Servicer or the Special Servicer, as applicable, has fulfilled in all material respects its obligations under the Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each default known to such officer.

Certain Matters With Respect to the Master Servicer, the
Special Servicer, the Trustee and the Depositor

  The Agreement for each Series will also provide that none of the Depositor, the Master Servicer, the Special Servicer, if any, or any partner, director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer, if any, (or any general partner thereof) will be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the
Depositor, the Master Servicer, the Special Servicer, if any, nor any such person will be protected against any liability for a breach of any representations or warranties under the Agreement or that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (or, in the case of the Master Servicer or Special Servicer, if any, a breach of the servicing standards set forth in the Agreement) in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder. The Agreement will further provide that the Depositor, the Master Servicer, the Special Servicer, if any, and any director, officer, employee or agent of the Depositor, the Master Servicer, the Special Servicer, if any, (and any general partner thereof) will be entitled to indemnification by the Trust Fund for any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than any loss, liability or expense
(i) incurred by reason of its respective willful misfeasance, bad faith, fraud or negligence (or, in the case of the Master Servicer or the Special Servicer, if any, a breach of the servicing standard set forth in the Agreement) in the performance of duties thereunder or by reason of reckless disregard of its respective obligations and duties thereunder or (ii) imposed by any taxing authority which loss, liability or expense is not specifically reimbursable pursuant to the terms of the Agreement and which results from a breach of the Agreement (other than a breach with respect to which the Master Servicer or Special Servicer, as applicable, would have no liability under the standard set forth in the first sentence of this paragraph) by the Master Servicer or the Special Servicer, if any, or any of their respective agents. Any loss resulting from such indemnification will reduce amounts distributable to Certificateholders. The Prospectus Supplement will specify any variations to the foregoing required by the Rating Agencies rating Certificates of a Series.

  In addition, the Agreement will generally provide that none of the Depositor, the Special Servicer or the Master Servicer, if any, will be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under the Agreement and which in its opinion does not involve it in any expense or liability. The Master Servicer or the Special Servicer, if any, may, however, in its discretion undertake any such action that is related to its respective obligations under the related Agreement and that it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the holders of Certificates thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any liability related to the Master Servicer's or the Special Servicer's, if any, obligations to service the Mortgage Loans in accordance with the servicing standard under the Agreement) will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or Special Servicer, if applicable, will be entitled to be reimbursed therefor and to charge the Collection Account.

  Any person into which the Master Servicer or the Special Servicer, if any, may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Special Servicer, if any, is a party, or any person succeeding to the business of the Master Servicer or the Special Servicer, if any, will be the successor of the Master Servicer or the Special Servicer, as applicable, under the Agreement, and will be deemed to have assumed all of the liabilities and obligations of the Master Servicer or the Special Servicer, as applicable, under the Agreement, if each of the Rating Agencies has confirmed in writing that such merger or consolidation and succession will not result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. The related Prospectus Supplement will describe any additional restrictions on such a merger or consolidation.

  Generally, the Master Servicer or the Special Servicer, if any, may assign its rights and delegate its duties and obligations under the Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio; provided that certain conditions are met, including the written consent of the Trustee and written confirmation by each of the Rating Agencies that such assignment and delegation by the Master Servicer or the Special Servicer, as applicable, will not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates. The related Prospectus will describe any additional restrictions on such assignment.

  The  Agreement  will also  provide  that the Master  Servicer  or the  Special
Servicer, if any, may not otherwise resign from its obligations and duties as Master Servicer or Special Servicer thereunder, except upon the determination that performance of its duties is no longer permissible under applicable law and provided that such determination is evidenced by an opinion of counsel delivered to the Trustee. No such resignation or removal may become effective until the Trustee or a successor Master Servicer or Special Servicer, as the case may be, has assumed the obligations of the Master Servicer or the Special Servicer, as applicable, under the Agreement.

  The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Master Servicer, the Special Servicer, if any, and/or any of their respective affiliates.

  The Trustee may resign from its obligations under the Agreement at any time, in which event a successor Trustee will be appointed. In addition, the Depositor may remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Agreement or if the Trustee becomes insolvent, at which time the Depositor will become obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing the percentage of Voting Rights specified in the applicable Prospectus Supplement. Any resignation and removal of the Trustee, and the appointment of a successor Trustee, will not become effective until acceptance of such appointment by the successor Trustee.

  The Depositor is not obligated to monitor or supervise the performance of the Master Servicer, Special Servicer, if any, or the Trustee under the Agreement.

Events of Default

  Events of default with respect to the Master Servicer or the Special Servicer, if any, as applicable (each, an "Event of Default") under the Agreement for each Series will consist of, in summary form, (i) any failure by the Master Servicer or the Special Servicer, if any, to remit to the Collection Account or any failure by the Master Servicer to remit to the Trustee for deposit into the Distribution Account any amount required to be so remitted pursuant to the
Agreement; (ii) any failure by the Master Servicer or Special Servicer, as applicable, duly to observe or perform in any material respect any of its other covenants or agreements or the breach of its representations or warranties (which breach materially and adversely affects the interests of the Certificateholders, the Trustee, the Master Servicer or the Special Servicer, if any, with respect to any Mortgage Loan) under the Agreement, which in each case continues unremedied for 30 days after the giving

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



of written notice of such failure to the Master Servicer or the Special Servicer, as applicable, by the Depositor or the Trustee, or to the Master Servicer or Special Servicer, if any, the Depositor and the Trustee by the holders of Certificates evidencing Voting Rights of a majority of any affected Class; (iii) confirmation in writing by any of the Rating Agencies that the then current rating assigned to any Class of Certificates would be withdrawn, downgraded or qualified unless the Master Servicer or Special Servicer, as applicable, is removed; (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by, on behalf of or against the Master Servicer or Special Servicer, as applicable, indicating its insolvency or inability to pay its obligations; or
(v) any failure by the Master Servicer to make a required advance. The related Prospectus Supplement may provide for other Events of Default to the extent required by the Rating Agencies rating Certificates of a Series.

Rights Upon Event of Default

  As long as an Event of Default remains unremedied, the Trustee may, and at the written direction of the holders of Certificates entitled to a majority of the aggregate Voting Rights of the Certificates of any Class will, terminate all of the rights and obligations of the Master Servicer or Special Servicer, as the case may be. Notwithstanding the foregoing, upon any termination of the Master Servicer or the Special Servicer, as applicable, under the Agreement the Master Servicer or the Special Servicer, as applicable, will continue to be entitled to receive all accrued and unpaid servicing compensation through the date of termination plus, in the case of the Master Servicer, all advances and interest thereon as provided in the Agreement.

  The holders of Certificates evidencing not less than 66-2/3% of the aggregate Voting Rights of the Certificates may, on behalf of all holders of Certificates, waive any default by the Master Servicer or Special Servicer, if any, in the performance of its obligations under the Agreement and its consequences, except a default in making any required deposits to (including advances) or payments from the Collection Account or the Distribution Account or in remitting payments as received, in each case in accordance with the Agreement. Upon any such waiver of a past default, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been remedied for every purpose of the Agreement. No such waiver will extend to any subsequent or other default or impair any right consequent thereon.

  On and after the date of termination, the Trustee will succeed to all authority and power of the Master Servicer or the Special Servicer, as applicable, under the Agreement and will be entitled to similar compensation arrangements to which the Master Servicer or the Special Servicer, as applicable, would have been entitled. If the Trustee is unwilling or unable so to act, or if the holders of Certificates evidencing a majority of the aggregate Voting Rights so request or if the Trustee is not rated in one of its two highest long- term debt rating categories by each of the Rating Agencies or if the Trustee is not listed on S&Ps list of approved servicers, the Trustee must appoint, or petition a court of competent jurisdiction for the appointment of, an established mortgage loan servicing institution with a net worth of at least $10,000,000 and which is either Fannie Mae or FHLMC approved, the appointment of which will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any Class of Certificates as evidenced in writing by each Rating Agency, to act as successor to the Master Servicer or the Special Servicer, as applicable, under the Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer or the Special Servicer, as the case may be, under the Agreement.

  No Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement or the Mortgage Loans, unless, with respect to the Agreement, such holder previously shall have given to the Trustee a written notice of a default under the Agreement and of the continuance thereof, and unless also the holders of Certificates representing a majority of the aggregate Voting Rights allocated to each affected Class have made written request of the Trustee to institute such proceeding in its own name as Trustee under the Agreement and have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, has neglected or refused to institute such proceeding.

  The Trustee will have no obligation to institute, conduct or defend any litigation under the Agreement or in relation thereto at the request, order or direction of any of the holders of Certificates, unless such holders

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



of Certificates have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                    CREDIT ENHANCEMENT

General

  If specified in the related Prospectus Supplement for any Series, credit enhancement may be provided with respect to one or more Classes thereof or the related Mortgage Loans ("Credit Enhancement"). Credit Enhancement may be in the form of a letter of credit, the subordination of one or more Classes of the Certificates of such Series, the establishment of one or more reserve funds, surety bonds, certificate guarantee insurance, the use of cross-support features, limited guarantees or another method of Credit Enhancement described in the related Prospectus Supplement, or any combination of the foregoing.

  It is unlikely that Credit Enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur that exceed the amount covered by Credit Enhancement or that are not covered by Credit Enhancement, Certificateholders will bear their allocable share of deficiencies. See "RISK FACTORS--Credit Enhancement Limitations."

  If Credit Enhancement is provided with respect to a Series, or the related Mortgage Loans, the applicable Prospectus Supplement will include a description of (a) the amount payable under such Credit Enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount payable under such Credit Enhancement may be reduced and under which such Credit Enhancement may be terminated or replaced and (d) the material provisions of any agreement relating to such Credit Enhancement. Additionally, the applicable Prospectus Supplement will set forth certain information with respect to the issuer of any third-party Credit Enhancement, including (i) a brief description of its principal business activities, (ii) its principal place of business, the jurisdiction of organization and the jurisdictions under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets and its stockholders' or policyholders' surplus, if applicable, as of the date specified in such Prospectus Supplement. If the holders of any Certificates of any Series will be materially dependent upon the issuer of any third party Credit Enhancement for timely payment of interest and/or principal on their Certificates, the Depositor will file a current report on Form 8-K within 15 days after the initial issuance of such Certificates, which will include any material information regarding such issuer, including audited financial statements to the extent required.

Subordinate Certificates

  If so specified in the related Prospectus Supplement, one or more Classes of a Series may be Subordinate Certificates. If so specified in the related Prospectus Supplement, the rights of the holders of subordinate Certificates (the "Subordinate Certificates") to receive distributions of principal and interest from the Distribution Account on any Distribution Date will be subordinated to such rights of the holders of senior Certificates (the "Senior Certificates") to the extent specified in the related Prospectus Supplement. In addition, subordination may be effected by the allocation of losses first to Subordinate Certificates in reduction of the principal balance of such Certificates until the principal balance thereof is reduced to zero before any losses are allocated to Senior Certificates. The Agreement may require a trustee that is not the Trustee to be appointed to act on behalf of holders of Subordinate Certificates.

  A Series may include one or more Classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to all other Classes designated as being senior thereto. Such right to receive payments will effectively be subordinate to the rights of holders of such senior designated Classes of Certificates. A Series may also include one or more Classes of Subordinate Certificates that will be allocated losses prior to any losses being allocated to Classes of Subordinate Certificates designated as being senior thereto. If so specified in the related Prospectus Supplement, the subordination of a Class may apply only in the event of (or may be limited to) certain types of losses not covered by insurance policies or other Credit Enhancement, such as losses arising from damage to property securing a Mortgage Loan not covered by standard hazard insurance policies.

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



  The related Prospectus Supplement will describe any such subordination in greater detail and set forth information concerning, among other things, to the extent applicable, (i) the amount of subordination of a Class or Classes of Subordinate Certificates in a Series, (ii) the circumstances in which such subordination will be applicable, (iii) the manner, if any, in which the amount of subordination will decrease over time, (iv) the manner of funding any related reserve fund, (v) the conditions under which amounts in any applicable reserve fund will be used to make distributions to holders of Senior Certificates and/or to holders of Subordinate Certificates or be released from the applicable Trust Fund and (vi) if one or more Classes of Subordinate Certificates of a Series are Offered Certificates, the sensitivity of distributions on such Certificates based on certain default assumptions. See "RISK FACTORS--Risks to Subordinated Certificateholders" herein.

Reserve Funds

  If specified in the related Prospectus Supplement, one or more reserve funds (each, a "Reserve Fund") may be established with respect to one or more Classes of the Certificates of a Series, in which cash, a letter of credit, Permitted Investments or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. Such Reserve Funds may also be funded over time by depositing therein a specified amount of the distributions received on the applicable Mortgage Loans if specified in the related Prospectus Supplement. The Depositor may pledge the Reserve Funds to a separate collateral agent specified in the related Prospectus Supplement.

  Amounts on deposit in any Reserve Fund for one or more Classes of Certificates of a Series will be applied by the Trustee for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A Reserve Fund may be provided to increase the likelihood of timely payments of principal of and interest on the Certificates, if required as a condition to the rating of such Series by any Rating Agency. If so specified in the related Prospectus Supplement, Reserve Funds may be established to provide limited protection, in an amount satisfactory to a Rating Agency, against certain types of losses not covered by insurance policies or other Credit Enhancement. Reserve Funds may also be established for other purposes and in such amounts as will be specified in the related Prospectus Supplement. Following each Distribution Date amounts in any Reserve Fund in excess of any amount required to be maintained therein may be released from the Reserve Fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application by the Trustee.

  Moneys deposited in any Reserve Fund generally will be permitted to be invested in Permitted Investments. Generally, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. If specified in the related Prospectus Supplement, such income or other gain may be payable to the Servicer as additional servicing compensation, and any loss resulting from such investment will be borne by the Servicer. The Reserve Fund, if any, for a Series will be a part of the Trust Fund only if the related Prospectus Supplement so specifies. If the Reserve Fund is not a part of the Trust Fund, the right of the Trustee to make draws on the Reserve Fund will be an asset of the Trust Fund.

  Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purpose for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings, if any, from the Reserve Fund.

Cross-Support Features

  If the Mortgage Pool for a Series is divided into separate Mortgage Loan Groups, each securing a separate Class or Classes of a Series, Credit Enhancement may be provided by a cross-support feature that requires that distributions be made on Senior Certificates secured by one Mortgage Loan Group prior to distributions on Subordinate Certificates secured by another Mortgage Loan Group within the Trust Fund. The related Prospectus Supplement for a Series that includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.


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



Certificate Guarantee Insurance

  If so specified in the related Prospectus Supplement, certificate guarantee insurance, if any, with respect to a Series of Certificates will be provided by one or more insurance companies. Such certificate guarantee insurance will guarantee, with respect to one or more Classes of Certificates of the applicable Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the certificate guarantee insurance will also guarantee against any payment made to a Certificateholder that is subsequently recovered as a "voidable preference" payment under the Bankruptcy Code. A copy of the certificate guarantee insurance for a Series, if any, will be filed with the Commission as an exhibit to the Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the applicable Series.

Limited Guarantee

  If so specified in the Prospectus Supplement with respect to a Series of Certificates, Credit Enhancement may be provided in the form of a limited guarantee issued by a guarantor named therein.

Letter of Credit

  Alternative Credit Enhancement with respect to one or more Classes of Certificates of a Series of Certificates may be provided by the issuance of a letter of credit by the bank or financial institution specified in the applicable Prospectus Supplement. The coverage, amount and frequency of any reduction in coverage provided by a letter of credit issued with respect to one or more Classes of Certificates of a Series will be set forth in the Prospectus Supplement relating to such Series.

Pool Insurance Policies; Special Hazard Insurance Policies

  If so specified in the Prospectus Supplement relating to a Series of Certificates, the Depositor will obtain a pool insurance policy for the Mortgage Loans in the related Trust Fund. The pool insurance policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default to the extent a related Mortgage Loan is not covered by any primary mortgage insurance policy. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

  If so specified in the applicable Prospectus Supplement, for each Series of Certificates as to which a pool insurance policy is provided, the Depositor will also obtain a special hazard insurance policy for the related Trust Fund in the amount set forth in such Prospectus Supplement. The special hazard insurance policy will, subject to the limitations described in the applicable Prospectus Supplement, protect against loss by reason of damage to Mortgaged Properties caused by certain hazards not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

Surety Bonds

  If  so  specified  in  the  Prospectus  Supplement  relating  to a  Series  of
Certificates, Credit Enhancement with respect to one or more Classes of Certificates of a Series may be provided by the issuance of a surety bond issued by a financial guarantee insurance company specified in the applicable Prospectus Supplement. The coverage, amount and frequency or any reduction in coverage provided by a surety bond will be set forth in the Prospectus Supplement relating to such Series.

Fraud Coverage

  If so specified in the applicable Prospectus Supplement, losses resulting from fraud, dishonesty or misrepresentation in connection with the origination or sale of the Mortgage Loans may be covered to a limited extent by (i) representations and warranties to the effect that no such fraud, dishonesty or misrepresentation had occurred, (ii) a Reserve Fund, (iii) a letter of credit or
(iv) some other method. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

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




Mortgagor Bankruptcy Bond

  If so specified in the applicable Prospectus Supplement, losses resulting from a bankruptcy proceeding relating to a mortgagor or obligor affecting the Mortgage Loans in a Trust Fund with respect to a Series of Certificates will be covered under a mortgagor bankruptcy bond (or any other instrument that will not result in a withdrawal, downgrading or qualification of the rating of the Certificates of a Series by any of the Rating Agencies that rated any Certificates of such Series). Any mortgagor bankruptcy bond or such other instrument will provide for coverage in an amount and with such terms meeting the criteria of the Rating Agencies rating any Certificates of the related Series, which amount and terms will be set forth in the related Prospectus Supplement.

        CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

  The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because many of the legal aspects of mortgage loans are governed by applicable state laws (which may vary substantially), the following summaries do not purport to be complete, to reflect the laws of any particular state, to reflect all the laws applicable to any particular Mortgage Loan or to encompass the laws of all states in which the properties securing the Mortgage Loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

General

  All of the Mortgage Loans are loans evidenced by (or, in the case of mortgage pass-through certificates, supported by) a note or bond that is secured by a lien and security interest in property created under related security instruments, which may be mortgages, deeds of trust or deeds to secure debt, depending upon the prevailing practice and law in the state in which the
Mortgaged Property is located. As used herein, unless the context otherwise requires, the term "mortgage" includes mortgages, deeds of trust and deeds to secure debt. Any of the foregoing mortgages will create a lien upon, or grant a title interest in, the mortgaged property, the priority of which will depend on the terms of the mortgage, the existence of any separate contractual arrangements with others holding interests in the mortgaged property, the order of recordation of the mortgage in the appropriate public recording office and the actual or constructive knowledge of the mortgagee as to any unrecorded liens, leases or other interests affecting the mortgaged property. Mortgages typically do not possess priority over governmental claims for real estate taxes, assessments and, in some states, for reimbursement of remediation costs of certain environmental conditions. See "--Environmental Risks." In addition, the Code provides priority to certain tax liens over the lien of the mortgage. The mortgagor is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

Types of Mortgage Instruments

  A mortgage either creates a lien against or constitutes a conveyance of an interest in real property between two parties--a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). A deed of trust is a three-party instrument, wherein a trustor (the equivalent of a mortgagor), grants the property to a trustee, in trust with a power of sale, for the benefit of a beneficiary (the lender) as security for the payment of the secured indebtedness. A deed to secure debt is a two party instrument wherein the grantor (the equivalent of a mortgagor) conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee (the lender) until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related note. As used herein, unless the context otherwise requires, the term "mortgagor" includes a mortgagor under a mortgage, a trustor under a deed of trust and a grantor under a deed to secure debt, and the term "mortgagee" includes a mortgagee under a mortgage, a beneficiary under a deed of trust and a grantee under a deed to secure debt. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws and, in some cases, in deed of trust transactions, the directions of the beneficiary. The Mortgage Loans (other than Installment Contracts) will consist of (or, in the case of mortgage pass-through certificates, be supported by) loans secured by mortgages.

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




  The real property covered by a mortgage is most often the fee estate in land and improvements. However, a mortgage may encumber other interests in real property such as a tenant's interest in a lease of land, leasehold improvements or both, and the leasehold estate created by such lease. A mortgage covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest, in the mortgage or in a separate agreement with the landlord or other party to such instrument, to protect the mortgagee against termination of such interest before the mortgage is paid.

Personalty

  Certain types of mortgaged properties, such as nursing homes, hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property that does not constitute "fixtures" under applicable state real property law, and hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the mortgagee  under the Uniform  Commercial  Code ("UCC").  In order to perfect its security interest therein, the mortgagee generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.

Installment Contracts

  The Mortgage Loans may also consist of Installment Contracts (also sometimes called contracts for deed). Under an Installment Contract, the seller (referred to in this Section as the "mortgagee") retains legal title to the property and enters into an agreement with the purchaser (referred to in this Section as the "mortgagor") for the payment of the purchase price, plus interest, over the term of such Installment Contract. Only after full performance by the mortgagor of the Installment Contract is the mortgagee obligated to convey title to the property to the mortgagor. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the mortgagor is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

  The method of enforcing the rights of the mortgagee under an Installment Contract varies on a state-by- state basis depending upon the extent to which state courts are willing or able to enforce the Installment Contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the mortgagor, the mortgagor loses his or her right to occupy the property, the entire indebtedness is accelerated and the mortgagor's equitable interest in the property is forfeited. The mortgagee in such a situation does not have to foreclose in order to obtain title to the property, although in some cases both a quiet title action to clear title to the property (if the mortgagor has recorded notice of the Installment Contract) and an ejectment action to recover possession may be necessary. In a few states, particularly in cases of a default during the early years of an Installment Contract, ejectment of the mortgagor and a forfeiture of his or her interest in the property will be permitted. However, in most states, laws (analogous to mortgage laws) have been enacted to protect mortgagors under Installment Contracts from the harsh consequences of forfeiture. These laws may require the mortgagee to pursue a judicial or nonjudicial foreclosure with respect to the property, give the mortgagor a notice of default and some grace period during which the Installment Contract may be reinstated upon full payment of the default amount. Additionally, the mortgagor may have a post- foreclosure statutory redemption right, and, in some states, a mortgagor with a significant equity investment in the property may be permitted to share in the proceeds of any sale of the property after the indebtedness is repaid or may otherwise be entitled to a prohibition of the enforcement of the forfeiture clause.

Junior Mortgages; Rights of Senior Mortgagees or
Beneficiaries

  Some of the Mortgage Loans may be secured by junior mortgages that are subordinate to senior mortgages held by other lenders or institutional investors. In such cases, the rights of the Trust Fund (and therefore the Certificateholders), as mortgagee under a junior mortgage, will be subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to: (i) receive rents, hazard insurance proceeds and condemnation proceeds; and (ii) cause the property securing the Mortgage Loan to be sold upon the occurrence of a default under the senior mortgage, thereby extinguishing the lien of the junior mortgage, unless the Master Servicer or Special Servicer, if applicable, either asserts such subordinate interest in the related property in the foreclosure of the senior mortgage or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior mortgagee may satisfy a defaulted senior loan in full, or may cure

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



such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage or the existence of a recorded request for notice in compliance with applicable state law (if any), no notice of default is typically required to be given to the junior mortgagee.

  The form of the mortgage used by many institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by such mortgage in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property (or any part thereof) is taken by condemnation, the mortgagee under the senior mortgage will have the prior right to collect any applicable insurance proceeds and condemnation awards and to apply the same to the indebtedness secured by the senior mortgage. However, the laws of certain states may provide that, unless the security of the mortgagee has been impaired, the mortgagor must be allowed to use any applicable insurance proceeds or partial condemnation awards to restore the property.

  The form of mortgage used by many institutional lenders also typically contains a "future advance" clause that provides that additional amounts advanced to or on behalf of the mortgagor by the mortgagee are to be secured by the mortgage. Such a clause is valid under the laws of most states. In some states, however, the priority of any advance made under the clause depends upon whether the advance was an "obligatory" or "optional" advance. If the mortgagee is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage, notwithstanding that other junior mortgages or other liens may have encumbered the property between the date of recording of the senior mortgage and the date of the future advance, and that the mortgagee had actual knowledge of such intervening junior mortgages or other liens at the time of the advance. If the mortgagee is not obligated to advance the additional amounts and has actual knowledge of any such intervening junior mortgages or other liens, the advance may be subordinate to such intervening junior mortgages or other liens. In many other states, all advances under a "future advance" clause are given the same priority as amounts initially made under the mortgage so long as such advances do not exceed a specified "credit limit" amount stated in the recorded mortgage.

  Another provision typically found in the form of the mortgage used by many institutional lenders obligates the mortgagor: (i) to pay all taxes and assessments affecting the property prior to delinquency; (ii) to pay, when due, all other encumbrances, charges and liens affecting the property that may be prior to the lien of the mortgage; (iii) to provide and maintain hazard insurance on the property; (iv) to maintain and repair the property and not to commit or permit any waste thereof; and (v) to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgage typically provides the mortgagee the option to perform the obligation itself, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee in connection therewith. All sums so expended by the mortgagee also typically become part of the indebtedness secured by the mortgage. The form of mortgage used by many institutional lenders also typically requires the mortgagor to obtain the consent of the mortgagee as to all actions affecting the mortgaged property, including, without limitation, all leasing activities (including new leases and termination or modification of existing leases), any alterations, modifications or improvements to the buildings and other improvements forming a part of the mortgaged property and all property management activities affecting the mortgaged property (including new management or leasing agreements or any termination or modification of existing management or leasing agreements). Tenants will often refuse to execute a lease unless the mortgagee executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior mortgagee may refuse to consent to matters approved by a junior mortgagee with the result that the value of the security for the junior mortgage is diminished. For example, a senior mortgagee may decide not to approve a lease or refuse to grant to a tenant such a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

Foreclosure


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



  Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage and, by reason thereof, the indebtedness has been accelerated, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness. Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Although there are other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, the two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage. In either case, the actual foreclosure of the mortgage will be accomplished pursuant to a public sale of the mortgaged property by a designated official or by the trustee under a deed of trust. The purchaser at any such sale acquires only the estate or interest in the mortgaged property encumbered by the mortgage. For example, if the mortgage only encumbered a tenant's leasehold interest in the property, such purchaser will only acquire such leasehold interest, subject to the tenant's obligations under the lease to pay rent and perform other covenants contained therein.

  Judicial Foreclosure. A judicial foreclosure of a mortgage is a judicial action initiated by the service of legal pleadings upon all necessary parties having an interest in the real property. Delays in completion of foreclosure may occasionally result from difficulties in locating the necessary parties to the action. As a judicial foreclosure is a lawsuit, it is subject to all of procedures, delays and expenses attendant to litigation, sometimes requiring up to several years to complete if contested. At the completion of a judicial foreclosure, if the mortgagee prevails, the court ordinarily issues a judgment of foreclosure and appoints a referee or other designated official to conduct a public sale of the property. Such sales are made in accordance with procedures that vary from state to state.

  Non-Judicial Foreclosure. In the majority of cases, foreclosure of a deed of trust (and in some instances, other types of mortgage instruments) is accomplished by a non-judicial trustee's sale pursuant to a provision in the deed of trust that authorizes the trustee, generally following a request from the beneficiary, to sell the mortgaged property at public sale upon any default by the mortgagor under the terms of the note or deed of trust. In addition to the specific contractual requirements set forth in the deed of trust, a non-judicial trustee's sale is also typically subject to any applicable judicial or statutory requirements imposed in the state where the mortgaged property is located. The specific requirements that must be satisfied by a trustee prior to the trustee's sale vary from state to state. Examples of the varied requirements imposed by certain states are: (i) that notices of both the mortgagor's default and the mortgagee's acceleration of the debt be provided to the mortgagor; (ii) that the trustee record a notice of default and send a copy of such notice to the mortgagor, any other person having an interest in the real property, including any junior lienholders, any person who has recorded a request for a copy of a notice of default and notice of sale, any successor in interest to the mortgagor and to certain other persons; (iii) that the mortgagor, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears, plus, in certain states, certain allowed costs and expenses incurred by the mortgagee in connection with the default; and (iv) the method (publication, posting, recording, etc.), timing, content, location and other particulars as to any required public notices of the trustee's sale. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the mortgagee or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

  Limitations on Mortgagee's Rights. Because of the difficulty a potential buyer at any foreclosure sale might have in determining the exact status of title to the mortgaged property, the potential existence of redemption rights (see "--Rights of Redemption" below) and because the physical condition and financial performance of the mortgaged property may have deteriorated during the foreclosure proceedings and/or for a variety of other reasons, a third party may be unwilling to purchase the property at the foreclosure sale. Some states require that the mortgagee disclose all known facts materially affecting the value of the mortgaged property to potential bidders at a trustee's sale. Such disclosure may have an adverse affect on the trustee's ability to sell the mortgaged property or the sale price thereof. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.) (the

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



"Bankruptcy Code"), and, therefore, could be rescinded in favor of the bankrupt's estate, if: (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition; and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law that has provisions similar to those construed in Durrett. Furthermore, a bankruptcy trustee or debtor in possession could possibly avoid a foreclosure sale by electing to proceed under state fraudulent conveyance law, and the period of time for which a foreclosure sale could be subject to avoidance under such law is often greater than one year. For these reasons, it is common for the mortgagee to purchase the property from the trustee, referee or other designated official for an amount equal to the outstanding principal amount of the secured indebtedness, together with accrued and unpaid interest and the expenses of foreclosure, in which event, if the amount bid by the mortgagee equals the full amount of such debt, interest and expenses, the secured debt would be extinguished. Thereafter, the mortgagee assumes the burdens of ownership and management of the property (frequently, through the employment of a third party management company), including third party liability, paying operating expenses and real estate taxes and making repairs, until a sale of the property to a third party can be arranged. The costs of operating and maintaining commercial property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties that are hotels, motels or nursing or convalescent homes or hospitals may be particularly significant, because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance required to run such operations and the effect that foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The mortgagee will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the mortgagee's investment in the property. Moreover, a mortgagee commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. In addition, a mortgagee may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks" below. As a result, a mortgagee could realize an overall loss on a mortgage loan even if the related mortgaged property is sold at foreclosure or resold after it is acquired through foreclosure for an amount equal to the full outstanding principal amount of the mortgage loan, plus accrued interest.

  Courts may also apply general equitable principles in connection with foreclosure proceedings to limit a mortgagee's remedies. These equitable principles are generally designed to relieve the mortgagor from the legal effect of his defaults under the loan documents to the extent such effect is determined to be harsh or unfair. Examples of judicial remedies that have been fashioned include requiring mortgagees to undertake affirmative and expensive actions to determine the causes of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan, requiring the mortgagees to reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from temporary financial disability, and limiting the rights of mortgagees to foreclose if the default under the mortgage instrument is not monetary, such as the mortgagor's failing to maintain the property adequately or executing a second mortgage affecting the property. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that mortgagors under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the mortgagor.

  Under the REMIC Regulations and the related Agreement, the Master Servicer or Special Servicer, if any, may be permitted (and in some cases may be required) to hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the costs of direct operation by the Master Servicer or Special Servicer, if any. See "SERVICING OF THE MORTGAGE LOANS--Collections and Other Servicing Procedures."

  Rights of Redemption. The purposes of a foreclosure are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property that is subordinate to

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



the mortgage being foreclosed, from any exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure sale, those having an interest that is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated. Equity of redemption is generally a common-law (non-statutory) right that only exists prior to completion of the foreclosure sale, is not waivable by the mortgagor and must be exercised prior to foreclosure sale.

  In contrast to the doctrine of equity of redemption, in some states, the mortgagor and foreclosed junior lienors are given a statutory period after the completion of a foreclosure in which to redeem the property from the foreclosure sale by payment of a redemption price. The required redemption price varies from state to state. Some states require the payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure, others require the payment of the foreclosure sale price, while other states require the payment of only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the mortgagee to sell the foreclosed property. The exercise of a statutory right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the mortgagee subsequent to a foreclosure sale. Consequently, the practical effect of the redemption right is often to force the mortgagee to retain the property and pay the expenses of ownership until the redemption period has run. Certain states permit a mortgagee to invalidate an attempted exercise of a statutory redemption right by waiving its right to any deficiency judgment. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

  Under the REMIC Regulations currently in effect, property acquired by foreclosure generally must not be held for more than two years. With respect to a Series of Certificates for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than two years if the Trustee receives (i) an extension from the IRS or (ii) an opinion of counsel to the effect that holding such property for such period is permissible under the REMIC Regulations.

  Mortgagors under Installment Contracts generally do not have the benefits of redemption periods such as those that exist in the same jurisdiction for mortgage loans. If redemption statutes do exist under state laws for Installment Contracts, the redemption period may be shorter than for mortgages.

  Anti-Deficiency Legislation. Some of the Mortgage Loans will be nonrecourse loans as to which, in the event of default by a mortgagor, recourse may be had only against the specific property pledged to secure the related Mortgage Loan and not against the mortgagor's other assets. Even if a mortgage by its terms provides for recourse against the mortgagor, certain states have imposed prohibitions against or limitations upon such recourse. For example, some state statutes limit the right of the mortgagee to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former mortgagor equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the mortgagee. Other statutes require the mortgagee to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain states, the mortgagee has the option of bringing a personal action against the mortgagor on the debt without first exhausting its security, however, in some of these states, a mortgagee choosing to pursue such an action may be deemed to have elected its remedy and may be precluded from exercising any remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that mortgagees will usually proceed first against the security rather than bringing personal action against the mortgagor. Other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a mortgagee from obtaining a large deficiency judgment against the former mortgagor as a result of low bids, or the absence of bids, at the judicial sale.

  Leasehold Risks. Certain of the Mortgage Loans may be secured by a mortgage encumbering the mortgagor's leasehold interest under a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgages encumbering a fee ownership interest in the mortgaged property. The most

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



significant of these risks is that the ground lease creating the leasehold estate could terminate, thereby depriving the leasehold mortgagee of its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. Examples of protective provisions that may be included in the related ground lease, or a separate agreement between the ground lessee, the ground lessor and the mortgagee, in order to minimize such risk are the right of the mortgagee to receive notices from the ground lessor of any defaults by the mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise prior to any termination of the ground lease; the ability of the ground lease to be assigned to and by the mortgagee or a purchaser at a foreclosure sale and for a release of the assigning ground lessee's liabilities thereunder; the right of the mortgagee to enter into a ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof; and provisions for disposition of any insurance proceeds or condemnation awards payable upon a casualty to, or condemnation of, the mortgaged property. In addition to the foregoing protections, the leasehold mortgage may prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor, and may assign to the mortgagee the debtor- ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code, although the enforceability of such assignment has not been established. An additional manner in which to obtain protection against the termination of the ground lease is to have the ground lessor enter into a mortgage encumbering the fee estate in addition to the mortgage encumbering the leasehold interest under the ground lease. Additional protection is afforded to the mortgagee, because if the ground lease is terminated, the mortgagee may nonetheless possess rights contained in the fee mortgage. Without the protections described in this paragraph, a leasehold mortgagee may be more likely to lose the collateral securing its leasehold mortgage. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan.

  Bankruptcy Laws. Mortgagors often file bankruptcy to delay or prevent exercise of remedies under loan documents. Numerous statutory and common law provisions, including the Bankruptcy Code and state laws affording relief to debtors, may interfere with and delay the ability of a mortgagee to obtain payment of the loan, to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition and often no interest or principal payments are made during the course of the bankruptcy proceeding (although "adequate protection" payments for anticipated diminution, if any, in the value of the mortgaged property may be made). The delay and consequences thereof caused by such automatic stay can be significant. A particular mortgagor may become subject to the Bankruptcy Code either by a voluntary or involuntary petition with respect to such mortgagor or, by virtue of the doctrine of "substantive consolidation" by an affiliate of such mortgagor becoming a debtor under the Bankruptcy Code. Additionally, the filing of a petition in bankruptcy by or on behalf of a junior lienor or junior mortgagee may stay the senior mortgagee from taking action to foreclose out such junior lien.

  Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the mortgagee are met, the amount and terms of a mortgage or deed of trust secured by property of the debtor may be modified under certain circumstances. The outstanding amount of the loan secured by the real property may be reduced to the then current value of the property (with a corresponding partial reduction of the amount of the mortgagee's security interest), thus leaving the mortgagee a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each monthly payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan) and/or an extension (or acceleration) of the final maturity date. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case before them, that affected the curing of a mortgage loan default by paying arrearages over a number of years. A bankruptcy court may also permit a debtor to de-accelerate a secured loan and to reinstate the loan even though the mortgagee had accelerated such loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition, even if the full amount due under the original loan is never repaid. Other types of significant modifications to the terms of the mortgage may be acceptable to the bankruptcy court, often depending on the particular facts and circumstances of the specific case.


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



  Federal bankruptcy law may also interfere with or affect the ability of a mortgagee to enforce an assignment of rents and leases or a security interest in hotel revenues related to the mortgaged property. In connection with a bankruptcy proceeding involving a mortgagor, Section 362 of the Bankruptcy Code automatically stays any attempts by the mortgagee to enforce any such assignment or security interest. The legal proceedings necessary to resolve such a situation can be time-consuming and may result in significant delays in the receipt of the rents or hotel revenues. Rents or hotel revenues may also be lost
(i) if the assignment or security interest is not fully documented or perfected under state law prior to commencement of the bankruptcy proceeding; (ii) to the extent such rents or hotel revenues are used by the mortgagor to maintain the mortgaged property or for other court authorized expenses; (iii) to the extent other collateral may be substituted therefor; and (iv) if the bankruptcy court determines that it is necessary or appropriate "based on the equities of the case."

  To the extent a mortgagor's ability to make payment on a mortgage loan is dependent on payments under a lease of the related property, such ability may be impaired by the commencement of a bankruptcy proceeding relating to the lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in an automatic stay barring the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition.

  In addition, the Bankruptcy Code generally provides that a bankruptcy trustee or debtor in possession may, subject to approval of the bankruptcy court, either
(i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the bankruptcy trustee or debtor in possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. Furthermore, there may be a significant period of time between the date that a lessee files a bankruptcy petition and the date that the lease is assumed or rejected. Although the lessee is obligated to make all lease payments currently with respect to the post-petition period, there is a risk that such payments will not be made due to the lessee's poor financial condition. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease, and the lessor must relet the mortgaged property before the flow of lease payments will recommence. In addition, pursuant to
Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection are limited.

  In a bankruptcy or similar proceeding, action may be taken seeking the recovery, as a preferential transfer, of certain payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction. If a Mortgage Loan includes any guaranty, and the guaranty waives any rights of subrogation or contribution, then certain payments by the mortgagor to the Trust Fund also may be avoided and recovered as fraudulent conveyances.

  A trustee in bankruptcy or a debtor in possession or various creditors who extend credit after a case is filed, in some cases, may be entitled to collect costs and expenses in preserving or selling the mortgaged property ahead of payment to the mortgagee. In certain circumstances, a trustee in bankruptcy or debtor in possession may have the power to grant liens senior to or pari passu with the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and enforce a restructuring of a mortgage loan on terms a mortgagee would not otherwise accept.

  A trustee in bankruptcy or a debtor in possession, in some cases, also may be entitled to subordinate the lien created by the mortgage loan to other liens or the claims of general unsecured creditors. Generally, this requires proof of "unequitable conduct" by the mortgagee. However, various courts have expanded the grounds for equitable subordination to apply to various non-pecuniary claims for such items as penalties and fines. A court may find that any prepayment charge, various late payment charges and other claims by mortgagees may be subject to equitable subordination on these grounds.


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



  A trustee in bankruptcy or a debtor in possession, in some cases, also may be entitled to avoid all or part of any claim or lien by the mortgagee if and to the extent a judgment creditor, or a bona fide purchaser of real estate, could have done so outside of bankruptcy. Generally, this involves some defect in the language, execution or recording of the mortgage loan documents.

Environmental Risks

  Real property pledged as security to a mortgagee may be subject to potential environmental risks arising from the presence of hazardous or toxic substances on, under, adjacent to, or in such property. The environmental condition of mortgaged properties may be affected by the actions and operations of tenants and occupants of such properties. Of particular concern may be those mortgaged properties that are, or have been, the site of manufacturing, industrial or disposal activity. In addition, current and future environmental laws, ordinances or regulations, including new requirements developed by federal agencies pursuant to the mandates of the Clean Air Act Amendments of 1990, may impose additional compliance obligations on business operations that can be met only by significant capital expenditures.

  A mortgagee may be exposed to risks related to environmental conditions such as the following: (i) a diminution in the value of a mortgaged property; (ii) the potential that the mortgagor may default on a mortgage loan due to the mortgagor's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws; or (iii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such mortgaged property or the unpaid balance of the related mortgage loan. In certain circumstances, a mortgagee may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

  In addition, a mortgagee may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the mortgagee to recoup its investment in a loan upon foreclosure.

  In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a mortgagee that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

  Under federal and certain states' laws, the owner's failure to perform remedial actions required under environmental laws may in certain circumstances give rise to a lien on the mortgaged property to ensure the reimbursement of remedial costs incurred by federal and state regulatory agencies. In several states such lien has priority over the lien of an existing mortgage against such property. Since the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage loan could be adversely affected by the existence of an environmental condition giving rise to a lien.

  The state of the law is currently unclear as to whether and under what circumstances cleanup costs, or the obligation to take remedial actions, can be imposed on a mortgagee such as the Trust Fund with respect to each Series. Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), strict liability may be imposed on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A mortgagee may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the mortgagee have participated in the management of such mortgaged property or the operations of the mortgagor. Such liability may exist even if the mortgagee did not cause or contribute to the contamination and regardless of whether the mortgagee has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest." This is known as the "secured creditor exemption."


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



  In general, what constitutes sufficient management of a mortgaged property or the business of a borrower to render the secured creditor exemption unavailable to a mortgagee is based upon judicial interpretation of CERCLA's statutory language, and court decisions have been inconsistent in this matter. In United States v. Fleet Factors, 901 F.2d 1550 (11th Cir. 1990), cert. den. 498 U.S. 1046 (1991), the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the mortgagee to influence a mortgagor's disposal of hazardous substances was sufficient participation in the management of the mortgagor's business to deny the secured creditor exemption to the mortgagee. However, in In re Bergsoe Metal Corp., 910 F.2d 668 (9th Cir. 1990), the Court of Appeals for the Ninth Circuit disagreed with the Fleet Factors decision and held that there must be some degree of "actual management" of a facility on the part of a mortgagee in order to bar its reliance on the secured creditor exemption. In addition, certain cases decided in the First Circuit and the Fourth Circuit have held that mortgagees were entitled to the secured creditor exemption, notwithstanding a mortgagee's taking title to a mortgaged property through foreclosure or deed in lieu of foreclosure. Many states have statutes similar to CERCLA, and not all of those statutes provide for a secured creditor exemption.

  CERCLA's "innocent landowner" defense to strict liability may be available to a mortgagee that has taken title to a mortgaged property and has performed an appropriate environmental site assessment that does not disclose existing contamination and that meets other requirements of the defense. However, it is unclear whether the environmental site assessment must be conducted upon loan origination, prior to foreclosure or both, and uncertainty exists as to what kind of environmental site assessment must be performed in order to qualify for the defense.

  In addition to the foregoing, mortgagees also could be potentially liable for releases from underground storage tanks under the federal Resource Conservation and Recovery Act. Beyond statute-based environmental liability, there exist common law causes of action that can be asserted to redress hazardous environmental conditions on a property (e.g., actions based on nuisance for so called toxic torts resulting in death, personal injury or damage to property). Although it may be more difficult to hold a mortgagee liable in such cases, unanticipated or uninsured liabilities of the mortgagor may jeopardize the mortgagor's ability to meet its loan obligations.

  At the time the Mortgage Loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Properties was conducted.

  The related Agreement will provide that the Master Servicer or the Special Servicer, if any, acting on behalf of the Trust Fund, may not acquire title to any Mortgaged Property or take over its operation unless the Master Servicer or the Special Servicer, if any, has previously determined, based upon a phase I or other specified environmental assessment prepared by a person who regularly conducts such environmental assessments, that (a) the Mortgaged Property is in compliance with applicable environmental laws or that it would be in the best economic interest of the Trust Fund to take the actions necessary to comply with such laws and (b) there are no circumstances or conditions present at the Mortgaged Property relating to hazardous substances for which some investigation, remediation or clean-up action could be required or that it would be in the best economic interest of the Trust Fund to take such actions with respect to such Mortgaged Property. This requirement effectively precludes enforcement of the security for the related Note until a satisfactory environmental assessment is obtained and/or any required remedial action is taken. This requirement will reduce the likelihood that a given Trust Fund will become liable for any environmental conditions affecting a Mortgaged Property, but will make it more difficult to realize on the security for the Mortgage Loan. There can be no assurance that any environmental assessment obtained by the Master Servicer or the Special Servicer, if any, will detect all possible environmental conditions or that the other requirements of the Agreement, even if fully observed by the Master Servicer or the Special Servicer, if any, will in fact insulate a given Trust Fund from liability for environmental conditions.

  "Hazardous Materials" are generally defined as any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory," "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.


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



  If a mortgagee is or becomes liable for clean-up costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but such persons or entities may be bankrupt or otherwise judgment proof. Furthermore, such action against the mortgagor may be adversely affected by the limitations on recourse in the loan documents. Similarly, in some states anti-deficiency legislation and other statutes requiring the mortgagee to exhaust its security before bringing a personal action against the mortgagor (see "--Anti-Deficiency Legislation" above) may curtail the mortgagee's ability to recover from its mortgagor the environmental clean-up and other related costs and liabilities incurred by the mortgagee. Shortfalls occurring as the result of imposition of any clean-up costs will be addressed in the Prospectus Supplement and Agreement for the related Series.

Enforceability of Certain Provisions

  Default Interest; Late Charges; and Prepayment Fees. Some of the Mortgage Loans may contain provisions requiring the mortgagor to pay late charges or additional interest if required payments are not timely made. In certain states there may be limitations upon the enforceability of such provisions, and no assurance can be given that any of such provisions related to any Mortgage Loan will be enforceable. Some of the Mortgage Loans may also contain provisions prohibiting any prepayment of the loan prior to maturity or requiring the payment of a prepayment fee in connection with any such prepayment. Even if enforceable, a requirement for such prepayment fees may not deter mortgagors from prepaying their mortgage loans. Although certain states will allow the enforcement of such provisions upon a voluntary prepayment of a mortgage loan, in other states such provisions may be unenforceable after a mortgage loan has been outstanding for a certain number of years or if enforcement would be unconscionable, or the allowed amount of any prepayment fee may be limited (i.e., to a specified percentage of the original principal amount of the mortgage loan, to a specified percentage of the outstanding principal balance of a mortgage loan or to a fixed number of months' interest on the prepaid amount). In certain states there may be limitations upon the enforceability of prepayment fee provisions applicable in connection with a default by the mortgagor or an involuntary acceleration of the secured indebtedness, and no assurance can be given that any of such provisions related to any mortgage loan will be enforceable under such circumstances. The applicable laws of certain states may also treat certain prepayment fees as usurious if in excess of statutory limits. See "--Applicability of Usury Laws."

  Due-on-Sale Provisions. The enforceability of due-on-sale provisions has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits mortgagees to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were: (i) originated or assumed during the "window period" under the Garn-St Germain Act, which ended in all cases not later than October 15, 1982; and (ii) originated by lenders other than national banks, federal savings institutions or federal credit unions. The Federal Home Loan Mortgage Corporation has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of loans that were originated or assumed during the "window period" applicable to such state. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rates.

  The Agreement for each Series generally will provide that if any Mortgage Loan contains a provision in the nature of a "Due-on-Sale" clause, which by its terms provides that: (i) such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or (ii) such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or the Special Servicer, if any, on behalf of the Trustee, shall take such actions as it deems to be in the best interest of the Trust Fund in accordance with the servicing

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



standard set forth in the Agreement, and may waive or enforce any due-on-sale clause contained in the related Note or Mortgage.

  In addition, under the federal Bankruptcy Code, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

  Acceleration on Default. It is expected that the Mortgage Loans will include a "Debt-Acceleration" clause, which permits the mortgagee to accelerate the full debt upon a monetary or nonmonetary default of the mortgagor. The courts of all states will enforce such acceleration clauses in the event of a material payment default if appropriate notices of default have been effectively given. However, the equity courts of any state may refuse to foreclose a mortgage when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and, in certain states, the costs and attorneys' fees incurred by the mortgagee in collecting such defaulted payments.

  State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of Installment Contracts. For example, a mortgagee's practice of accepting late payments from the mortgagor may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearages or otherwise permit reinstatement of the Installment Contract following a default. Not infrequently, if a mortgagor under an Installment Contract has significant equity in the property, equitable principles will be applied to reform or reinstate the Installment Contract or to permit the mortgagor to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.

Soldiers' and Sailors' Relief Act

  Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a mortgagor who enters military service (including the Army, Navy, Air Force, Marines, Coast Guard, members of the National Guard or any Reserves who are called to active duty status after the origination of their mortgage loan and officers of the U.S. Public Health Service assigned to duty with the military) after the origination of such mortgagor's mortgage loan may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the mortgagee. Any shortfall in interest collections resulting from the application of the Relief Act, to the extent not covered by any applicable Credit Enhancement, could result in losses to the holders of the Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer or the Special Servicer, if any, to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status and, under certain circumstances, during an additional three months thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion. Because the Relief Act applies to mortgagors who enter military service (including reservists who are later called to active duty) after origination of their mortgage loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. The Relief Act may also be applicable if the mortgagor is an entity owned or controlled by a person in a military service.

Applicability of Usury Laws

  State and federal usury laws limit the interest that mortgagees are entitled to receive on a mortgage loan. In determining whether a given transaction is usurious, courts may include charges in the form of "points" and "fees" in the determination of the "interest" charged in connection with a loan. If, however, the amount charged for the use of the money loaned is found to exceed a statutorily established maximum rate, the form employed and the degree of overcharge are both immaterial. Statutes differ in their provision as to the consequences of a usurious loan. One type of statute requires the mortgagee to forfeit the interest above the applicable limit or imposes a specified penalty. Under this statutory scheme, the mortgagor may have the recorded mortgage or deed of trust cancelled upon paying its debt with lawful interest, or the mortgagee may foreclose, but only for the debt plus lawful interest, in either case, subject to any applicable credit for excessive interest collected from the mortgagor and any penalty owed by the mortgagee. A second type of statute is more severe. A violation of this type of usury law results in the invalidation of the transaction,

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



thereby permitting the mortgagor to have the recorded mortgage or deed of trust cancelled without any payment and prohibiting the mortgagee from foreclosing.

  Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that state usury limitations do not apply to certain types of residential (including multifamily, but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

Alternative Mortgage Instruments

  Alternative mortgage instruments, including adjustable rate mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially with respect to residential (including multifamily, but not other commercial) mortgage loans as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary: (i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the "NCUA") with respect to origination of alternative mortgage instruments by federal credit unions; and (iii) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII authorized any state to reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action. A mortgagee's failure to comply with the applicable federal regulations in connection with the origination of an alternative mortgage instrument could subject such mortgage loan to state restrictions that would not otherwise be applicable.

Leases and Rents

  Some of the Mortgage Loans may be secured by an assignment of leases and rents, either through assignment provisions incorporated in the mortgage, through a separate assignment document or both. Under an assignment of leases and rents, the mortgagor typically assigns to the mortgagee the mortgagor's right, title and interest as landlord under each lease and the income derived therefrom, while retaining a revocable license to collect the rents for so long as there is no default under the mortgage loan documentation. In the event of such a default, the license terminates and the mortgagee may be entitled to collect rents. A mortgagee's failure to perfect properly its interest in rents may result in the loss of a substantial pool of funds that could otherwise serve as a source of repayment for the loan. Some state laws may require that in addition to recording properly the assignment of leases and rents, the mortgagee must also take possession of the property and/or obtain judicial appointment of a receiver before such mortgagee is entitled to collect rents. Although mortgagees actually taking possession of the property may become entitled to collect the rents therefrom, such mortgagees may also incur potentially substantial risks attendant to such possession, including liability for environmental clean-up costs and other risks inherent to property ownership and operation. In addition, if a bankruptcy or similar proceeding is commenced by or in respect of the mortgagor, the mortgagee's ability to collect the rents may also be adversely affected.


                            46

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Secondary Financing; Due-on-Encumbrance Provisions

  Some of the Mortgage Loans may not restrict secondary financing, thereby permitting the mortgagor to use the Mortgaged Property as security for one or more additional loans. Some of the Mortgage Loans may preclude secondary financing (often by permitting the senior mortgagee to accelerate the maturity of its loan if the mortgagor further encumbers the Mortgaged Property) or may require the consent of the senior mortgagee; however, such provisions may be unenforceable in certain jurisdictions under certain circumstances. The Agreement for each Series will generally provide that if any Mortgage Loan contains a provision in the nature of a "Due-on-Encumbrance" clause, which by its terms: (i) provides that such Mortgage Loan will (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property; or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property; then for so long as such Mortgage Loan is included in a given Trust Fund, the Master Servicer or, if such Mortgage Loan is a Specially Serviced Mortgage Loan, the Special Servicer, if any, on behalf of such Trust Fund, will exercise (or decline to exercise) any right it may have as the mortgagee of record with respect to such Mortgage Loan to (x) accelerate the payments thereon or (y) withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standard set forth in the Agreement.

  If a mortgagor encumbers a mortgaged property with one or more junior liens, the senior mortgagee is subjected to additional risk, such as the following. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those due on the senior loan. Second, acts of the senior mortgagee that prejudice the junior mortgagee or impair the junior mortgagee's security may create a superior equity in favor of the junior mortgagee. For example, if the mortgagor and the senior mortgagee agree to an increase in the principal amount of, or the interest rate payable on, the senior loan, the senior mortgagee may lose its priority to the extent an existing junior mortgagee is prejudiced or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior mortgagees can impair the security available to the senior mortgagee and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior mortgagee. Fourth, the bankruptcy of a junior mortgagee may operate to stay foreclosure or similar proceedings by the senior mortgagee.

Certain Laws and Regulations

  The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property, which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of and interest on the related Mortgage Loan.

Type of Mortgaged Property

  A mortgagee may be subject to additional risk depending upon the type and use of the mortgaged property in question. For instance, mortgaged properties that are hospitals, nursing homes or convalescent homes may present special risks to mortgagees in large part due to significant governmental regulation of the ownership, operation, maintenance, control and financing of health care institutions. Mortgages encumbering mortgaged properties that are owned by the mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties that are hotels or motels may present additional risk to the mortgagee in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements that may be terminable by the operator; and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, mortgaged properties that are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties. See "RISK FACTORS--Risks Associated with Lending on Income Producing Properties."

Criminal Forfeitures

  Various federal and state laws (collectively, the "Forfeiture Laws") provide for the civil or criminal forfeiture of certain property (including real estate) used or intended to be used to commit or facilitate the commission of a violation of certain laws (typically criminal laws), or purchased with the proceeds of such violations. Even though the Forfeiture Laws were originally intended as tools to fight organized crime and drug related crimes, the current climate appears to be to expand the scope of such laws. Certain of the Forfeiture Laws (i.e., the Racketeer Influenced and Corrupt Organizations law and the Comprehensive Crime Control Act of 1984) provide for notice, opportunity to be heard and for certain defenses for "innocent lienholders." However, given the uncertain scope of the Forfeiture Laws and their relationship to existing constitutional protections afforded property owners, no assurance can be made that enforcement of a Forfeiture Law with respect to any Mortgaged Property would not deprive the Trust Fund of its security for the related Mortgage Loan.

Americans With Disabilities Act

  Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove structural, architectural and communication barriers from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the mortgagor in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing mortgagee who succeeds to the interest of the mortgagor as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing mortgagee who is financially more capable than the mortgagor of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the mortgagor is subject.

         MATERIAL FEDERAL INCOME TAX CONSEQUENCES

General

  The following is a summary of anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates, and represents the opinion of Morrison & Hecker L.L.P. on the material matters associated with such consequences. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations and interpretations on which this summary is based are subject to change, and such change could apply retroactively.

  Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein.

  This summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances or status, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Potential purchasers of Certificates are advised to consult their own tax advisers concerning the state or local tax consequences to

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



them of the purchase, holding and disposition of Certificates or the federal tax consequences to them resulting from their individual circumstances or status or resulting from their being subject to special treatment under the federal income tax laws.

Taxation of the REMIC and its Holders

  General. If a REMIC election is made with respect to a Series of Certificates, then the arrangement by which the Certificates of that Series are issued will be treated as one or more REMICs as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements concerning REMICs are satisfied. In such a case, Morrison & Hecker L.L.P., counsel to the Depositor, will deliver its opinion to the effect that the arrangement by which the Certificates of that Series are issued will be treated as one or more REMICs as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements concerning REMICs are satisfied. Certificates will be designated as "Regular Interests" or "Residual Interests" in the REMICs, as specified in the related Prospectus Supplement.

Qualification as a REMIC

  In order for a Series of Certificates to qualify as a REMIC, there must be ongoing compliance on the part of the Trust Fund with the requirements set forth in the Code. The Trust Fund must fulfill an asset test, which requires that no more than a de minimis portion of its assets, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a "safe harbor" pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the REMIC's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and applicable tax information to transferors or agents that violate this requirement. Accordingly, the Pooling and Servicing Agreement will contain provisions to assure that the asset and reasonable arrangements tests will be met at all times that the Certificates are outstanding.

  A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC on the Startup Day or is purchased by the REMIC within a three-month period thereafter pursuant to a fixed-price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, provided, in general, the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the mortgage loan either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security). A mortgage loan that was not in fact principally secured by real property must be disposed of within 90 days of discovery, or otherwise ceases to be a qualified mortgage after such 90-day period.

  Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is any investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceed 13 months, until the next scheduled distribution to holders of interests in the REMIC. Foreclosure property is real property acquired by the REMIC in connection with default or imminent default of a qualified mortgage and generally held for not more than two years, with extensions granted by the Internal Revenue Service.

  In addition to the foregoing requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be either of the following: (i) one or more Classes of regular interests or (ii) a single Class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate or consist of a specified, nonvarying portion of the interest payments on some or all of the qualified mortgages. A qualified variable rate includes a rate based on a weighted average of rates on some or all of the REMIC's qualified mortgages, which in turn bear a fixed rate or qualified variable rate. A residual interest is an interest in a REMIC other than a regular interest that is issued on the Startup Day and is designated as a residual interest.

  Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any prohibited transactions tax, contributions tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, Special Servicer or Trustee in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a Master Servicer, Special Servicer or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

  If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the U.S. Department of the Treasury to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The related Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Regulations.

  If a REMIC election is made with respect to a Series of Certificates, (i) Certificates held by a mutual savings bank or domestic building and loan association will represent interests in "qualifying real property loans" within the meaning of Code Section 593(d) (assuming that at least 95% of the REMIC's assets are "qualifying real property loans"); (ii) Certificates held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property" and other types of assets described in Code Section 7701(a)(19)(C) (except that if the underlying mortgage loans are not residential mortgage loans, the Certificates will not so qualify)); and (iii) Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A), and income with respect to the Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i), (ii) or
(iii) above, then a Certificate will qualify for the tax treatment  described in
(i), (ii) or (iii) in the proportion that such REMIC assets are qualifying assets. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Trustee will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

  It is possible that various reserves or funds will reduce the proportion of REMIC assets that qualify under the standards described above.

  Tiered REMIC Structures. For certain Series of Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such Series of Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Tiered REMICs will each qualify as a REMIC and the Certificates issued by the Tiered REMICs, will be considered to evidence ownership of Regular Certificates or Residual Certificates in the related REMIC within the meaning of the REMIC Regulations of the Code.

  Solely  for  purposes  of  determining   whether  the  Certificates   will  be
"qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and

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



"loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

Taxation of Regular Interests

  Interest and Acquisition Discount. Certificates representing Regular Interests in a REMIC ("Regular Certificates") are generally taxable to Certificateholders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Certificates will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Certificateholder's normal accounting method. Reports will be made annually to the Internal Revenue Service (the "IRS") and to holders of Regular Certificates that are not excepted from the reporting requirements regarding amounts treated as interest (including accrual of original issue discount) on Regular Certificates.

  Certificates on which interest is not paid currently ("Compound Interest Certificates") will, and certain of the other Certificates constituting Regular Interests may, be issued with original issue discount ("OID") within the meaning of Code Section 1273. Rules governing OID are set forth in Sections 1271-1275 of the Code and certain final regulations of the U.S. Department of the Treasury issued in 1994 and 1996 (the "Final Regulations"). Although the Code contains specific provisions governing the calculation of OID on securities, such as the Certificates, on which principal is required to be prepaid based on prepayments of the underlying assets, regulations interpreting those provisions have not yet been issued.

  A holder of a Regular Certificate must include OID in gross income as ordinary income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Regular Certificate will be considered to be zero if it is less than a de minimis amount determined under the Code.

  In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Regular Certificate and its issue price. The issue price of a Regular Certificate of a Class will generally be the initial offering price at which a substantial amount of the Certificates in the Class is sold to the public, and will be treated by the Depositor as including, in addition, the amount paid by the Certificateholder for accrued interest that relates to a period prior to the issue date of such Regular Certificate. Under the Final Regulations, the stated redemption price at maturity is the sum of all payments on the Certificate other than any "Qualified Stated Interest" payments. Qualified stated interest is interest that is unconditionally payable at least annually during the entire term of the Certificate at either (a) a single fixed rate that appropriately takes into account the length of the interval between payments or (b) the current values of (i) a single "qualified floating rate" or
(ii) a single "objective rate" (each a "Single Variable Rate"). A "current value" is the value of a variable rate on any day that is no earlier than three months prior to the first day on which that value is in effect and no later than one year following that day. A qualified floating rate is a rate the variations in which reasonably can be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Regular Certificate is denominated (e.g., LIBOR). Such a rate remains qualified even though it is multiplied by a fixed, positive multiple not exceeding 1.35, increased or decreased by a fixed rate, or both. Certain combinations of rates constitute a single qualified floating rate, including (a) interest stated at a fixed rate for an initial period of less than one year followed by a qualified floating rate, if the value of the qualified floating rate on the issue date is intended to approximate the fixed rate, and (b) two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Regular Certificate. A combination of such rates is conclusively presumed to be a single qualified floating rate if the values of all rates on the issue date are within .25 percentage points of each other. A variable rate that is subject to an interest rate cap, floor, "governor" or similar restriction on rate adjustment may be a qualified floating rate only if such restriction is fixed throughout the term of the instrument, or is not reasonably expected as of the issue date to cause the yield on the debt instrument to differ significantly from the expected yield absent the restriction. An objective rate is a rate, other than a qualified floating rate, determined by a single formula that is fixed throughout the term of the Regular Certificate and is based on (i) one or more qualified floating rates (including a multiple or inverse of a qualified floating rate); (ii) one or more rates each of which would be a qualified floating rate for a debt instrument denominated in a foreign currency; (iii) the yield or the changes in the price of one or more items of "actively traded" personal property other than stock or debt of the issuer or a related party, (iv)

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



a combination of rates described in (i), (ii) or (iii); or (iv) other rates designated by the IRS in the Internal Revenue Bulletin. Each rate described in
(i) through (iv) above will not be considered an objective rate, however, if it is reasonably expected that the average value of the rate during the first half of the Regular Certificate's term will differ significantly from the average value of the rate during the final half of its term. A combination of interest stated at a fixed rate for an initial period of less than one year followed by an objective rate is treated as a single objective rate if the value of the objective rate on the issue date is intended to approximate the fixed rate; such a combination of rates is conclusively presumed to be a single objective rate if the value of the objective rate on the issue date does not differ from the value of the fixed rate by more than .25 percentage points. The rules for determining the qualified stated interest payable with respect to certain variable rate Regular Certificates not bearing interest at a Single Variable Rate are discussed below under "--Variable Rate Regular Interests." In the case of the Compound Interest Certificates, Interest Weighted Certificates (as defined below) and certain of the other Regular Certificates, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price at maturity. Because Certificateholders are entitled to receive interest only to the extent that payments are made on the Mortgage Loans, interest might not be considered to be "unconditionally payable."

  The holder of a Regular Certificate issued with OID must include in gross income, for all days during its taxable year on which it holds such Regular Certificate, the sum of the "daily portions" of such OID. Under Code Section 1272(a)(6), the amount of OID to be included in income by a holder of a debt instrument, such as a Regular Certificate, that is subject to acceleration due to prepayments on other debt obligations securing such instrument, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The IRS has not yet issued regulations that address Prepayment Assumptions; however, the Conference Committee Report to the Tax Reform Act of 1986 indicates that the assumed rate of prepayments used in pricing can be used for purposes of OID calculations if such assumption is reasonable for comparable transactions. The amount of OID includible in income by a Certificateholder will be computed by allocating to each day during a taxable year a pro-rata portion of the OID that accrued during the relevant accrual period. The amount of OID that will accrue during an accrual period (generally the period between interest payments or compounding dates) is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Regular Certificate as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Regular Certificate, over the "adjusted issue price" of the Regular Certificate at the beginning of the accrual period. The adjusted issue price of a Regular Certificate is the sum of its issue price plus prior accruals of OID, reduced by the total payments, other than qualified stated interest payments, made with respect to such Regular Certificate in all prior periods. Code Section 1272(a)(6) requires the present value of the remaining payments to be determined on the basis of three factors:
(i) the original yield to maturity of the Regular Certificate (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period); (ii) events that have occurred before the end of the accrual period; and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method would be to increase the portion of OID required to be included in income by a Certificateholder taking into account prepayments with respect to the Mortgage Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Certificateholder taking into account prepayments with respect to the Mortgage Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Certificateholders based on the Prepayment Assumption, there is no assurance that Mortgage Loans will be repaid at that rate and no representation is made to Certificateholders that Mortgage Loans will be prepaid at that rate or at any other rate.

  Certain Classes of Certificates may represent more than one Class of Regular Interests. The Trustee intends, based on the Final Regulations, to calculate OID on such Certificates as if, solely for the purposes of computing OID, the separate Regular Interests were a single debt instrument.

  A subsequent holder of a Regular Certificate will also be required to include OID in gross income. If such a holder purchases a Regular Certificate for an amount that exceeds its adjusted issue price the holder will be entitled (as will an initial holder who pays more than a Regular Certificate's issue price) to offset such OID by comparable economic accruals of portions of such excess.

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



  Interest Weighted Certificates. It is not clear how income should be accrued with respect to Regular Certificates the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC ("Interest Weighted Certificate"). The Depositor intends to take the position that all of the income derived from an Interest Weighted Certificate should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Certificate as a Compound Interest Certificate. However, the IRS could assert that income derived from an Interest Weighted Certificate should be calculated as if the Interest Weighted Certificate were a Certificate purchased at a premium equal to the excess of the price paid by such Certificateholder for the Interest Weighted Certificate over its stated principal amount, if any. Under this approach, a Certificateholder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that the Interest Weighted Certificate should be taxable under the final regulations under Section 1275 governing debt issued with contingent principal payments, in which case a Certificateholder might recognize income at a slower rate than if the Interest Weighted Certificate were treated as a Compound Interest Certificate. If the contingent payment rules were applicable to Interest Weighted Securities (which, as 1272(a)(6) instruments, are specifically excluded from the scope of the contingent payment regulations) income on certain Certificates would be computed under the "noncontingent bond method." The noncontingent bond method would generally apply in a manner similar to the method prescribed by the Code under Section 1272(a)(6). See "--Variable Rate Regular Securities." Because of uncertainty in the law, counsel to the Depositor will not render any opinion on these issues.

  Variable Rate Regular Interests. Regular Certificates bearing interest at one or more variable rates are subject to certain special rules. The qualified stated interest payable with respect to certain variable rate debt instruments not bearing interest at a Single Variable Rate generally is determined under the Final Regulations by converting such instruments into fixed rate debt instruments. Instruments qualifying for such treatment generally include those providing for stated interest at (i) more than one qualified floating rates or
(ii) a single fixed rate and (a) one or more qualified floating rates or (b) a single "qualified inverse floating rate" (each, a "Multiple Variable Rate"). A qualified inverse floating rate is an objective rate equal to a fixed rate reduced by a qualified floating rate, the variations in which can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds (disregarding permissible rate caps, floors, governors and similar restrictions such as are described above).

  Purchasers of Regular Certificates bearing a variable rate of interest should be aware that there is uncertainty concerning the application of Code Section 1272(a)(6) and the Final Regulations to such Certificates. In the absence of other authority, the Depositor intends to be guided by the provisions of the Final Regulations governing variable rate debt instruments in adapting the provisions of Code Section 1272(a)(6) to such Certificates for the purpose of preparing tax reports furnished to the IRS and Certificateholders. In that regard, in determining OID with respect to Regular Certificates bearing interest at a Single Variable Rate, (a) all stated interest with respect to a Regular Certificate is treated as qualified stated interest and (b) the amount and accrual of OID, if any, is determined under the OID rules applicable to fixed rate debt instruments discussed above by assuming that the Single Variable Rate is a fixed rate equal to (i) in the case of a qualified floating rate or qualified inverse floating rate, the issue date value of the rate or (ii) in the case of any other objective rate, a fixed rate that reflects the yield that is reasonably expected for the Regular Certificate. Interest and OID attributable to the Regular Certificates bearing interest at a Multiple Variable Rate similarly will be taken into account under a methodology that converts the Certificate into an equivalent fixed rate debt instrument. However, in determining the amount and accrual of OID, the assumed fixed rates are (a) for each qualified floating rate, the value of each such rate as of the issue date (with appropriate adjustment for any differences in intervals between interest adjustment dates); (b) for a qualified inverse floating rate, the value of the rate as of the issue date; and (c) for any other objective rate, the fixed rate that reflects the yield that is reasonably expected for the Certificate. In the case of a Certificate that provides for stated interest at a fixed rate in one or more accrual periods and either one or more qualified floating rates or a qualified inverse floating rate in other accrual periods, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Certificate provides for a qualified inverse floating rate). The qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Regular Certificate as of its issue date is approximately the same as the fair market value of an otherwise identical debt-instrument that provides for either the qualified floating rate or the qualified inverse floating rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Regular Certificate is then treated as converted into an equivalent fixed rate debt instrument in the manner described above. If the interest paid or accrued with respect to a Single Variable Rate or Multiple Variable Rate Certificate during an accrual period differs from the assumed fixed interest rate, such difference will be an adjustment (to interest or OID, as applicable) to the Certificateholder's taxable income for the taxable period or periods to which such difference relates.

  Purchasers of Certificates bearing a variable rate of interest should be aware that the provisions of the Final Regulations governing variable rate debt instruments are limited in scope and may not apply to some Regular Certificates having variable rates. If such a Certificate is not subject to the provisions of the Final Regulations governing variable rate debt instruments, it may be subject to the provisions of the Final Regulations applicable to debt instruments having contingent payments. Prospective purchasers of variable rate Regular Certificates should consult their tax advisers concerning the appropriate tax treatment of such Certificates.

  Market Discount and Premium. A purchaser of a Regular Certificate may also be subject to the market discount rules of Code Section 1276 if the stated redemption price at maturity (or the revised issue price where OID has accrued on such Certificate) exceeds the basis of the Certificate in the hands of the purchaser. Such purchaser generally will be required to recognize accrued market discount as ordinary income as payments of principal are received on such Regular Certificate, or upon the sale or exchange of the Regular Certificate. In general terms, until regulations are promulgated, market discount may be treated as accruing, at the election of the Certificateholder, either (i) under a constant yield method, taking into account the Prepayment Assumption, or (ii) in proportion to accruals of OID (or, if there is no OID, in proportion to accruals of stated interest). A holder of a Regular Certificate having market discount may also be required to defer a portion of the interest deductions attributable to any indebtedness incurred or continued to purchase or carry the Regular Certificate. As an alternative to the inclusion of market discount in income on the foregoing basis, the Certificateholder may elect to include such market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, in which case the interest deferral rule will not apply. Such election will apply to all taxable debt instruments (including all Regular Interests) held by the Certificateholder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who purchase Regular Certificates at a market discount should consult their tax advisors regarding the elections for recognition of such discount.

  A Certificateholder who purchases a Regular Certificate (other than an Interest Weighted Certificate, to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Certificate at a premium, which it may elect under Code
Section 171 to amortize as an offset to interest income on such Certificate (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on collateralized mortgage obligations or Regular Interests have been issued, the legislative history of the Tax Reform Act of 1986 (the "1986 Act") indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Regular Certificate will be calculated using the Prepayment Assumption. If a Certificateholder makes an election to amortize premium on a Certificate, such election will apply to all taxable debt instruments (including all Regular Interests) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for Regular
Certificates should consult their tax advisers regarding the election to amortize premium and the method to be employed.

  Interest Election. Under the Final Regulations, holders of Regular Certificates generally may elect to include all accrued interest on a Regular Certificate in gross income using the constant yield to maturity method. For purposes of this election, interest includes stated interest, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any premium. If a holder of a Regular Certificate makes such an election and (i) the Regular Certificate has amortizable bond premium, the holder is deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires or (ii) the Regular Certificate has market discount, the holder is deemed to have made an election to include market discount in income currently for all debt instruments having market discount acquired during the year of the election or thereafter. See "--Market Discount and Premium" above. A holder of a Regular Certificate should consult its tax adviser before making this election.

  Treatment of Subordinate Certificates. As described above under "CREDIT ENHANCEMENT--Subordinate Certificates," certain Series of Certificates may contain one or more Classes of Subordinate Certificates. Holders of Subordinate Certificates will be required to accrue interest and original issue discount with respect to such Certificates on the accrual method without giving effect to delays and reductions in distributions attributable to defaults or delinquencies on any Mortgage Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a holder of a Subordinate Certificate in any period could significantly exceed the amount of cash distributed to such holder in that period.

  Although not entirely clear, it appears that a corporate Certificateholder generally should be allowed to deduct as an ordinary loss any loss sustained on account of partial or complete worthlessness of a Subordinate Certificate. Although similarly unclear, a noncorporate Certificateholder generally should be allowed to deduct as a short-term capital loss any loss sustained on account of complete worthlessness of a Subordinate Certificate. A noncorporate Certificateholder alternatively, depending on the factual circumstances, may be allowed such a loss deduction as the principal balance of a Subordinate Certificate is reduced by reason of realized losses resulting from liquidated Mortgage Loans; however, the IRS could contend that a noncorporate Certificateholder should be allowed such losses only after all Mortgage Loans in the Trust Fund have been liquidated or the Subordinate Certificates otherwise have been retired. Special rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Holders of Subordinate Certificates should consult their own tax advisers regarding the appropriate timing, character and amount of any loss sustained with respect to Subordinate Certificates.

REMIC Expenses

  As a general rule, all of the expenses of a REMIC will be taken into account by holders of the Residual Certificates. In the case of a "Single-Class REMIC," however, the expenses will be allocated, under temporary Treasury regulations, among the holders of the Regular Certificates and the holders of the Residual Certificates on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In the case of a Regular Interest Certificateholder who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Certificateholder, exceed 2% of such Certificateholder's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (for 1996, estimated to be $117,950, or $58,975, in the case of a separate return of a married individual within the meaning of Code Section 7703, which amounts will be adjusted annually for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The partial or total disallowance of this deduction may have a significant impact on the yield of the Regular Certificate to such a holder. In general terms, a single-class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single-class REMIC rules.

Sale or Exchange of Regular Certificates

  A Regular Interest Certificateholder's tax basis in its Regular Certificate is the price such holder pays for a Certificate, plus amounts of OID or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange or redemption of a Regular Certificate, measured by the difference between the amount realized and the Regular Certificate's basis as so adjusted, will generally be capital gain or loss, assuming that the Regular Certificate is held as a capital asset. If, however, a Certificateholder is a bank, thrift or similar institution described in Section 582 of the Code, gain or loss realized on the sale or exchange of a Certificate will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such Regular Certificate had equaled 110% of the applicable federal rate as of the beginning of such holder's holding period, over (ii) the amount of ordinary income actually recognized by the holder with respect to such Regular Certificate prior to its sale. As of date of this Prospectus the maximum marginal tax rate on ordinary income for individual taxpayers is 39.6% and the maximum marginal tax rate on long-term capital gains for non-corporate taxpayers is 28%. The maximum tax rate on both ordinary income and long-term capital gains of corporate taxpayers is 35% (subject to higher rates of up to 39% on certain ranges of marginal taxable income which phase out the benefits of the graduated rate structure).

  In addition, all or a portion of any gain from the sale of a Certificate that might otherwise be capital gain may be treated as ordinary income (i) if such Certificate is held as part of a "Conversion Transaction" as defined in Code
Section 1258(c), in an amount equal to the interest that would have accrued on the holder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction reduced by any amount treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or (ii) if, in the case of a noncorporate taxpayer, election is made under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

Taxation of the REMIC

  General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level taxation. Rather, except in the case of a "Single-Class REMIC," the taxable income or net loss of a REMIC is taken into account by the holders of Residual Interests. The Regular Interests are generally treated as debt of the REMIC and taxed accordingly. See "--Taxation of Regular Interests" above.

  Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual having the calendar year as a taxable year, with certain adjustments as required under Code Section 860C(b). In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, plus any cancellation of indebtedness income due to the allocation of realized losses to the Regular Certificates, and (ii) deductions, including stated interest and OID accrued on Regular Certificates, amortization of any premium with respect to loans and servicing fees and other expenses of the REMIC. A holder of a Residual Certificate that is an individual or a "Pass-Through Interest Holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year to the extent that such expenses, when aggregated with the Residual Interest Certificateholder's other miscellaneous itemized deductions for that year, do not exceed 2% of such holder's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (for 1996, estimated to be $117,950, or $58,975 in the case of a separate return of a married individual within the meaning of Code Section 7703, which amounts will be adjusted annually for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The amount of additional taxable income reportable by Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a Certificateholder that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such Certificates may not be appropriate investments for individuals, estates or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

  For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the Regular Interests and the Residual Interests on the "Startup Day" (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

  The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to all loans. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID or market discount income on such loans will be equivalent to the method under which holders of Regular Certificates accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Certificates in the same manner that the holders of the Certificates include such discount in income, but without regard to the de minimis rules. See "--Taxation of Regular Interests" above.

  To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding the recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

  Prohibited Transactions Tax and Other Taxes. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include
(i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of limited exceptions for cash contributions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. It is not anticipated that any such contributions will occur or that any such tax will be imposed.

  REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

Taxation of Holders of Residual Certificates

  The holder of a Certificate representing a residual interest (a "Residual Certificate") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Certificate. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Certificates in proportion to their respective holdings on such day. For this purpose, the taxable income or net loss of the REMIC, in general, will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention. The related Prospectus Supplement will indicate whether a different allocation method will be used. Ordinary income derived from Residual Certificates will be "portfolio income" for taxpayers subject to Code Section 469 limitation on the deductibility of "passive losses."

  The holder of a Residual Certificate must report its proportionate share of the taxable income of the REMIC whether it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMICs in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in

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



whole or in part to make principal payments on Regular Interests issued without any discount or at an insubstantial discount. (If this occurs, it is likely that cash distributions to holders of Residual Certificates will exceed taxable income in later years.) Taxable income may also be greater in the earlier years of certain REMICs as a result of the fact that interest expense deductions, as a percentage of outstanding principal of Regular Certificates, will typically increase over time as lower yielding Certificates are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of outstanding loan principal.

  In any event, because the holder of a Residual Interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Certificate in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificate will most likely be less than that of such a bond or instrument.


  Limitation   on  Losses.   The  amount  of  the   REMIC's   net  loss  that  a
Certificateholder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Certificate will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of Residual Interest Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

  Distributions. Distributions on a Residual Certificate, if any, will generally not result in any additional taxable income or loss to a holder of a Residual Certificate. If the amount of such distribution exceeds a holder's adjusted basis in the Residual Certificate, however, the holder will recognize gain (treated as gain from the sale of the Residual Certificate) to the extent of such excess. If the Residual Certificate is property held for investment, such gain will generally be capital in nature.

  Sale or Exchange. A holder of a Residual Certificate will recognize gain or loss on the sale or exchange of a Residual Certificate equal to the difference, if any, between the amount realized and such Certificateholder's adjusted basis in the Residual Certificate at the time of such sale or exchange. Any such loss may be a capital loss subject to limitation; gain which might otherwise be capital may be treated as ordinary income under certain circumstances. See "--Sale or Exchange of Regular Certificates" above. Except to the extent provided in regulations, which have not yet been issued, the "wash sale" rules of Code Section 1091 will disallow any loss upon disposition or a Residual Certificate if the selling Certificateholder acquires any Residual Interest in a REMIC or similar mortgage pool within six months before or after such disposition. Any such disallowed loss would be added to the Residual Interest Certificateholder's adjusted basis in the newly acquired Residual Interest.

Excess Inclusions

  The portion of a Residual Interest Certificateholder's REMIC taxable income consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such Certificateholder's federal income tax return. An exception applies to organizations to which Code Section 593 applies (generally, certain thrift institutions); however, such exception will not apply if the aggregate value of the Residual Certificates is not considered to be "significant," as described below. Further, if the holder of a Residual Certificate is an organization subject to the tax on unrelated business income imposed by Code Section 511, such Residual Interest Certificateholder's excess inclusion income will be treated as unrelated business taxable income of such Certificateholder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund or certain cooperatives were to own a Residual Certificate, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Certificate is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30%, which rate may not be reduced by treaty and is not eligible for treatment as "portfolio interest." Treasury regulations

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



under the REMIC provisions of the Code (the "REMIC Regulations") provide that a Residual Certificate has significant value only if (i) the aggregate issue price of the Residual Certificates is at least 2% of the aggregate of the issue prices of all Regular Certificates and Residual Certificates in the REMIC and (ii) the anticipated weighted average life (determined as specified in the REMIC Regulations) of the Residual Certificates is at least 20% of the anticipated weighted average life of the REMIC.

  The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Certificate, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by
(ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Certificate before the beginning of the quarter. The long-term applicable federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

  Under the REMIC Regulations, in certain circumstances, transfers of Residual Certificates may be disregarded.
See "--Restrictions on Ownership and Transfer of Residual
Certificates" and "--Tax Treatment of Foreign Investors."

Restrictions on Ownership and Transfer of Residual
Certificates

  As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a Residual Interest by any "Disqualified Organization." Disqualified Organizations include the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit Disqualified Organizations from owning a Residual Certificate. In addition, no transfer of a Residual Certificate will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

  If a Residual Certificate is transferred to a Disqualified Organization (in violation of the restrictions set forth above), a tax will be imposed on the transferor of such Residual Certificate at the time of the transfer pursuant to Code Section 860E(e)(2) equal to the product of (i) the present value (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Residual Certificate) of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. In addition, if a Disqualified Organization is the record holder of an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company or any person holding as nominee) that owns a Residual Certificate, the pass-through entity will be required to pay tax equal to its product of (i) the amount of excess inclusion income of the REMIC for such taxable year allocable to the interest held by such Disqualified Organization; multiplied by (ii) the highest marginal federal income tax rate imposed on corporations by Code Section 11(b)(1).

  Under the REMIC Regulations, if a Residual Certificate is a "noneconomic residual interest," as described below, a transfer of a Residual Certificate to a United States person will be disregarded for all federal tax purposes if a significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Certificate is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax imposed on corporations for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount

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



sufficient to satisfy the accrued taxes. The present value is calculated based on the Prepayment Assumption, using a discount rate equal to the applicable federal rate under Code Section 1274(d)(1) that would apply to a debt instrument issued on the date the noneconomic residual interest was transferred and whose term ended on the close of the last quarter in which excess inclusions were expected to accrue with respect to the Residual Interest at the time of transfer. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any federal income tax imposed upon the taxable income derived by the transferee from the REMIC. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of transfer, knew or should have known that the transferee would be unwilling or unable to pay taxes on its share of the taxable income of the REMIC. A similar type of limitation exists with respect to certain transfers of Residual Interests by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors."

Mark-to-Market Rules

  A "negative value" Residual Interest (and any Residual Interest or arrangement that the IRS deems to have substantially the same economic effect) is not treated as a security and thus may not be marked to market under the temporary
Treasury regulations under Section 475 of the Code that generally require a securities dealer to mark to market securities held for sale to customers. In general, a Residual Interest has negative value if, as of the date a payer acquires the Residual Interest, the present value of the tax liabilities associated with holding the Residual Interest exceeds the sum of (i) the present value of the expected future distributions on the Residual Interest, and (ii) the present value of the anticipated tax savings associated with holding the Residual Interest as the REMIC generates losses. In addition, in the Preamble to the temporary Treasury regulations, the IRS requested comments regarding whether additional rules are needed to carry out the purposes of Section 475 of the Code. Consequently, the IRS may further limit, prospectively or retroactively, the definition of "security" for purposes of Section 475 of the Code by carving out of such definition all Residual Interests.

Administrative Matters

  The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit by the IRS in a unified administrative proceeding.

  In general, the Trustee will, to the extent permitted by applicable law, act as agent of the REMIC, and will file REMIC federal income tax returns on behalf of the related REMIC. The holder of the largest percentage interest of the Residual Certificates will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

  In general, the Trustee will act as attorney in fact and agent for the tax matters person and, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the Residual Interest Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. Residual Interest
Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee as attorney in fact and agent for tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a Residual Interest Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a Residual Interest Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.


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Tax Status as a Grantor Trust

  General. If the applicable Prospectus Supplement so specifies with respect to a Series of Certificates, the Certificates of such Series will not be treated as regular or residual interests in a REMIC for federal income tax purposes but instead will be treated as an undivided beneficial ownership interest in the Mortgage Loans and the arrangement pursuant to which the Mortgage Loans will be held and the Certificates will be issued, will be classified for federal income tax purposes as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and not as an association taxable as a corporation. In such a case, Morrison & Hecker L.L.P., counsel to the Depositor, will deliver its opinion to the effect that the arrangement by which the Certificates of that Series are issued will be treated as a grantor trust as long as all of the provisions of the applicable Trust Agreement are complied with and the statutory and regulatory requirements are satisfied. In some Series ("Pass-Through Certificates"), there will be no separation of the principal and interest payments on the Mortgage Loans. In such circumstances, a Certificateholder will be considered to have purchased an undivided interest in each of the Mortgage Loans. In other cases ("Stripped Certificates"), sale of the Certificates will produce a separation in the ownership of the principal payments and interest payments on the Mortgage Loans.

  Each Certificateholder must report on its federal income tax return its pro rata share of the gross income derived from the Mortgage Loans (not reduced by the amount payable as fees to the Trustee, the Master Servicer and the Special Servicer, if any, and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as such items would have been reported under the Certificateholder's tax accounting method had it held its interest in the Mortgage Loans directly, received directly its share of the amounts received with respect to the Mortgage Loans and paid directly its share of the Servicing Fees. In the case of Pass-Through Certificates, such gross income will consist of a pro rata share of all of the income derived from all of the Mortgage Loans and, in the case of Stripped Certificates, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Certificateholder owns an interest. The holder of a Certificate will generally be entitled to deduct such Servicing Fees under Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the Trustee, the Master Servicer and the Special Servicer, if any. In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such holder's alternative minimum tax liability. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (for 1996, $117,950, or $58,975 in the case of a separate return by a married individual within the meaning of Code Section 7703, which amounts will be adjusted annually for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

  Discount or Premium on Pass-Through Certificates. The holder's purchase price of a Pass-Through Certificate is to be allocated among the Mortgage Loans in proportion to their fair market values, determined as of the time of purchase of the Certificates. In the typical case, the Depositor believes it is reasonable for this purpose to treat each Mortgage Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Mortgage Loans that it represents, since the Mortgage Loans will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Certificate allocated to a Mortgage Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Mortgage Loan allocable to the Certificate, the interest in the Mortgage Loan allocable to the Certificate will be deemed to have been acquired at a discount or premium, respectively.

  The treatment of any discount will depend on whether the discount represents original issue discount or market discount. In the case of a Mortgage Loan with original issue discount in excess of a prescribed de minimus amount, a holder of a Certificate will be required to report as interest income in each taxable year its share of the amount of original issue discount that accrues during that year, determined under a constant yield method by reference to the initial yield to maturity of the Mortgage Loan, in advance of receipt of the cash attributable to such income and regardless of the method of federal income tax accounting employed by

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



that holder. Original issue discount with respect to a Mortgage Loan could arise for example by virtue of the financing of points by the originator of the Mortgage Loan, or by virtue of the charging of points by the originator of the Mortgage Loan in an amount greater than a statutory de minimus exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. However, the OID Regulations provide that if a holder acquires an obligation at a price that exceeds its stated redemption price, the holder will not include any original issue discount in gross income. In addition, if a subsequent holder acquires an obligation for an amount that exceeds its adjusted issue price the subsequent holder will be entitled to offset the original issue discount with economic accruals of portions of such excess. Accordingly, if the Mortgage Loans acquired by a Certificateholder are purchased at a price that exceeds the adjusted issue price of such Mortgage Loans, any original issue discount will be reduced or eliminated.

  Certificateholders also may be subject to the market discount rules of Sections 1276-1278 of the Code. A Certificateholder that acquires an interest in Mortgage Loans with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Mortgage Loans over the purchaser's purchase price) will be required under Section 1276 of the Code to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Mortgage Loans received in that month and, if the Certificates are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations. The legislative history of the 1986 Act indicates that, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of (a) in the case of Mortgage Loans not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Mortgage Loans originally issued at a discount, original issue discount in the relevant period to total original issue discount remaining to be paid.

  Section 1277 of the Code provides that the excess of interest paid or accrued to purchase or carry a loan with market discount over interest received on such loan is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition or repayment of the loan. A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule discussed above will not apply.

  A Certificateholder who purchases a Certificate at a premium generally will be deemed to have purchased its interest in the underlying Mortgage Loans at a premium. A Certificateholder who holds a Certificate as a capital asset may generally elect under Section 171 of the Code to amortize such premium as an offset to interest income on the Mortgage Loans (and not as a separate deduction item) on a constant yield method. The legislative history of the 1986 Act suggests that the same rules that will apply to the accrual of market discount (described above) will generally also apply in amortizing premium with respect to Mortgage Loans originated after September 27, 1985. If a holder makes an election to amortize premium, such election will apply to all taxable debt instruments held by such holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Certificates should consult their tax advisers regarding the election to amortize premium and the method to be employed. Although the law is somewhat unclear regarding recovery of premium allocable to Mortgage Loans originated before September 28, 1985, it is possible that such premium may be recovered in proportion to payments of Mortgage Loan principal.

  Discount or Premium on Stripped Certificates. A Stripped Certificate may represent a right to receive only a portion of the interest payments on the Mortgage Loans, a right to receive only principal payments on the Mortgage Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Certificates ("Ratio Strip Certificates") may represent a right to receive differing percentages of both the interest and principal on each Mortgage Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code

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applies  the  original  issue  discount  rules to  stripped  bonds and  stripped coupons. For purposes of computing original issue discount, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the
purchase  price  allocable  to  such  stripped  interest.   The  Code,  the  OID
Regulations  and  judicial  decisions  provide no direct  guidance as to how the
interest  and  original   issue   discount   rules  are  to  apply  to  Stripped
Certificates. Under the method described above for REMIC Regular Interest Certificates (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. The 1986 Act prescribed the same method for debt instruments "secured by" other debt instruments, the maturity of which may be affected by prepayments on the underlying debt instruments. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Certificates which technically represent ownership interests in the underlying Mortgage Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Certificates, and it is expected that original issue discount will be reported on that basis. In applying the calculation to such Certificates, the Trustee will treat all payments to be received with respect to the Certificates, whether attributable to principal or interest on the loans, as payments on a single installment obligation and as includible in the stated redemption price at maturity. The IRS could, however, assert that original issue discount must be calculated separately for each Mortgage Loan underlying a Certificate. In addition, in the case of Ratio Strip Certificates, the IRS could assert that original issue discount must be calculated separately for each stripped coupon or stripped bond underlying a Certificate.

  Under certain circumstances, if the Mortgage Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Certificateholder's recognition of income. If, however, the Mortgage Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Certificateholder's recognition of income.

  In the case of a Stripped Certificate which either embodies only interest payments on the underlying loans or (if it embodies some principal payments on the Mortgage Loans) is issued at a price that exceeds the principal payments (an "Interest Weighted Certificate"), additional uncertainty exists because of the enhanced potential for applicability of the contingent payment debt instrument provisions of the Final Regulations.

  Under the contingent payment debt instrument provisions, the contingent instrument is treated as if it were a debt with no contingent payments (the "noncontingent bond method"). Under this method the issue price is the amount paid for the instrument and the Certificateholder is in effect put on the cash method with respect to interest income at a comparable yield of a fixed rate debt instrument with similar terms. The comparable yield must be a reasonable yield for the issuer and must not be less than the applicable federal rate. A projected payment schedule and daily portions of interest accrual is determined based on the comparable yield. The interest for any accrual period, other than an initial short period, is the product of the comparable yield and the adjusted issue price at the beginning of the accrual period (the sum of the purchase price of the instrument plus accrued interest for all prior accrual periods reduced by any noncontingent or contingent payments on the debt instrument). If the amount payable for a period were, however, greater or less than the amount projected the income included for the period would be increased or decreased accordingly. Any reduction in the income accrual for a period to an amount below zero (a "Negative Adjustment") would be treated by a Certificateholder as an ordinary loss to the extent of prior income accruals and may be carried forward to offset future interest accruals. At maturity, any remaining Negative Adjustment or any loss attributable to the Certificateholder's basis would be treated as a loss from a sale or exchange of the Certificate. If the loss generating Mortgage Loan or Mortgage Loans was issued by a natural person, such loss may be an ordinary loss because loss recognized on retirement of a debt instrument issued by a natural person is not a loss from a sale or exchange. However, the IRS might contend that such loss should be a capital loss if the Certificateholder held its Certificate as a capital asset. A loss resulting from total interest inclusions exceeding total net Negative Adjustments taken into account would be an ordinary loss. If a gain were recognized on sale or exchange of the Certificate it would be capital in nature if the Certificate were a capital asset in the hands of the Certificateholder.

  Possible Alternative Characterizations. The characterizations of the Stripped Certificates described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS

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



could contend that (i) in certain Series, each non-Interest Weighted Certificate is composed of an unstripped undivided ownership interest in Mortgage Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Certificates are subject to the contingent payment Final Regulations; (iii) each Interest Weighted Certificate is composed of an unstripped undivided ownership interest in the Mortgage Loans and an installment obligation consisting of stripped interest payments; or (iv) there are as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan.

  Character as Qualifying Mortgage Loans. In the case of Stripped Certificates there is no specific legal authority existing regarding whether the character of the Certificates, for federal income tax purposes, will be the same as the Mortgage Loans. The IRS could take the position that the Mortgage Loans' character is not carried over to the Certificates in such circumstances. Pass-Through Certificates will be, and, although the matter is not free from doubt, Stripped Certificates should be considered to represent "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(6)(B) of the Code, and "loans secured by an interest in real property" within the meaning of Section
7701(a)(19)(C)(v) of the Code; and interest income attributable to the Certificates should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. However, Mortgage Loans secured by non-residential real property will not constitute "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code. In addition, it is possible that various reserves or funds underlying the
Certificates may cause a proportionate reduction in the above-described qualifying status categories of Certificates.

  Sale of Certificates. As a general rule, if a Certificate is sold, gain or loss will be recognized by the holder thereof in an amount equal to the difference between the amount realized on the sale and the Certificateholder's adjusted tax basis in the Certificate. Such gain or loss will generally be capital gain or loss if the Certificate is held as a capital asset. In the case of Pass-Through Certificates, such tax basis will generally equal the holder's cost of the Certificate increased by any discount income with respect to the loans represented by such Certificate previously included in income, and decreased by the amount of any distributions of principal previously received with respect to the Certificate. Such gain, to the extent not otherwise treated as ordinary income, will be treated as ordinary income to the extent of any accrued market discount not previously reported as income. In the case of Stripped Certificates, the tax basis will generally equal the Certificateholder's cost for the Certificate, increased by any discount income with respect to the Certificate previously included in income, and decreased by the amount of all payments previously received with respect to such Certificate.

Miscellaneous Tax Aspects

  Backup Withholding. A Certificateholder, other than a Residual Interest Certificateholder, may, under certain circumstances, be subject to "backup withholding" at the rate of 31% with respect to distributions or the proceeds of a sale of Certificates to or through brokers that represent interest or original issue discount on the Certificates. This withholding generally applies if the holder of a Certificate (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN;
(iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct TIN and that the holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Certificateholders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents. Holders of the Certificates should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

  The Trustee will report to the Certificateholders and to the Master Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Certificates.


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



Tax Treatment of Foreign Investors

  Under the Code, unless interest (including OID) paid on a Certificate (other than a Residual Certificate) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("Nonresidents"), such interest will normally qualify as portfolio interest (except if (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer or (ii) the recipient is a controlled foreign corporation as to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Certificates, including "stripped certificates" (i.e., Certificates that separate ownership of principal payments and interest payments on the Mortgage Loans), however, may be subject to withholding to the extent that the Mortgage Loans were originated on or before July 18, 1984.

  Interest and OID of Certificateholders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Certificateholder. They will, however, generally be subject to the regular United States income tax.

  Payments to holders of Residual Certificates who are foreign persons will generally be treated as interest and be subject to United States withholding tax at 30% or any lower applicable treaty rate. Holders should assume that such income does not qualify for exemption from United States withholding tax as portfolio interest. It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Certificate will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Certificate is disposed of). The Treasury has statutory authority, however, to promulgate regulations that would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Certificates that do not have significant value. If a Residual Certificate has tax avoidance potential, a transfer of a Residual Certificate to a Nonresident will be disregarded for all federal tax purposes. A Residual Certificate has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that the REMIC will distribute to the transferee Residual Interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Certificate to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Certificate for purposes of the withholding tax provisions of the Code. See "--Excess Inclusions."

                 STATE TAX CONSIDERATIONS

  In addition to the federal income tax consequences described in "MATERIAL FEDERAL INCOME TAX CONSEQUENCES," potential investors should consider the state income tax consequences of the acquisition, ownership and disposition of the Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisers with respect to the various state tax consequences of an investment in the Certificates.

                   ERISA CONSIDERATIONS

  The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on employee benefit plans subject to ERISA ("ERISA Plans") and prohibits certain transactions between ERISA Plans and persons who are "parties in interest" (as defined under ERISA) with respect to assets of such Plans. Section 4975 of the Code prohibits a similar set of transactions between certain plans ("Code Plans," and together with ERISA Plans, "Plans") and persons who are "disqualified persons" (as defined in the Code) with respect to Code Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the requirements of ERISA or
Section 4975 of the Code, and assets of such plans may be invested in Certificates, subject to the provisions of other applicable federal and state law. Any such plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is, however, subject to the prohibited transaction rules set forth in Section 503 of the Code.

  Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that investments be made in accordance with the documents governing the ERISA Plan. Before investing in a Certificate, an ERISA Plan fiduciary should consider, among other factors, whether to do so is appropriate in view of the overall investment policy and liquidity needs of the ERISA Plan. Such fiduciary should especially consider the sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans, as discussed in the Prospectus Supplement related to a Series.

Prohibited Transactions

  Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest and disqualified persons with respect to ERISA Plans and Code Plans from engaging in certain transactions involving such Plans or "plan assets" of such Plans, unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code and Sections 502(i) and 502(l) of ERISA provide for the imposition of certain excise taxes and civil penalties on certain persons that engage or participate in such prohibited transactions. The Depositor, the Underwriter, the Master Servicer, the Special Servicer, if any, or the Trustee or certain affiliates thereof may be considered or may become parties in interest or disqualified persons with respect to a Plan. If so, the acquisition or holding of Certificates by, on behalf of or with "plan assets" of such Plan may be considered to give rise to a "prohibited transaction" within the meaning of ERISA and/or Section 4975 of the Code, unless an administrative exemption described below or some other exemption is available.

  Special caution should be exercised before "plan assets" of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Underwriter, the Master Servicer, the Special Servicer, if any, or the Trustee or an affiliate thereof either (a) has discretionary authority or control with respect to the investment or management of such assets or (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular needs of the Plan.

  Further, if the underlying assets included in a Trust Fund were deemed to constitute "plan assets," certain transactions involved in the operation of the Trust Fund may be deemed to constitute prohibited transactions under ERISA and/or the Code. Neither ERISA nor Section 4975 of the Code defines the term "plan assets."

  The U.S. Department of Labor (the "Department") has issued regulations (the "Regulations") concerning whether a Plan's assets would be deemed to include an undivided interest in each of the underlying assets of an entity (such as the Trust Fund), for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, if the Plan acquires an "equity interest" (such as a Certificate) in such an entity.

  Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be considered merely to include its interest in the Certificates instead of being deemed to include an undivided interest in each of the underlying assets of the Trust Fund. However, it cannot be predicted in advance, nor can there be a continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "Benefit Plan Investors," which are defined as ERISA Plans, Code Plans, individual retirement accounts and employee benefit plans not subject to ERISA (for example, governmental plans), but this exemption is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

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



  Pursuant to the Regulations, if the assets of the Trust Fund were deemed to be "plan assets" by reason of the investment of assets of a Plan in any Certificates, the "plan assets" of such Plan would include an undivided interest in the Mortgage Loans, the mortgages underlying the Mortgage Loans and any other assets held in the Trust Fund. Therefore, because the Mortgage Loans and other assets held in the Trust Fund may be deemed to be "plan assets" of each Plan that purchases Certificates, in the absence of an exemption, the purchase, sale or holding of Certificates of any Series or Class by or with "plan assets" of a Plan may result in a prohibited transaction and the imposition of civil penalties or excise taxes. Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase, sale or holding of Certificates of any Series or Class by a Plan--for example, Prohibited Transaction Class Exemption ("PTCE") 95-60, which exempts certain transactions between insurance company general accounts and parties in interest; PTCE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest; PTCE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or PTCE 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager." There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in any Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. Also, the Department has issued individual administrative exemptions from application of certain prohibited transaction restrictions of ERISA and the Code to most underwriters of mortgage-backed securities (each, an "Underwriter's Exemption"). Such an Underwriter's Exemption can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such an underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an Underwriter's Exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility. Further, the related Prospectus Supplement may provide that certain Classes or Series of Certificates may not be purchased by, or transferred to, Plans or may only be purchased by, or transferred to, an insurance company for its general account under circumstances that would not result in a prohibited transaction.

  Any fiduciary or other Plan investor who proposes to invest "plan assets" of a Plan in Certificates of any Series or Class should consult with its counsel with respect to the potential consequences under ERISA and Section 4975 of the Code of any such acquisition and ownership of such Certificates.

Unrelated Business Taxable Income -- Residual Interests

  The purchase of a Certificate evidencing an interest in the Residual Interest in a Series that is treated as a REMIC by any employee benefit or other plan that is exempt from taxation under Code Section 501(a), including most varieties of Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of an interest in a Residual Interest, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing an interest in a Residual Interest on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511, such as certain governmental plans, as discussed above under "MATERIAL FEDERAL INCOME TAX CONSEQUENCES --Taxation of Holders of Residual Certificates" and "--Restrictions on Ownership and Transfer of Residual Certificates."

  Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that individuals responsible for investment decisions with respect to ERISA Plans and Code Plans consult with their counsel regarding the consequences under ERISA and/or the Code of their acquisition and ownership of Certificates.

  The sale of Certificates to a Plan is in no respect a representation by the Depositor, the applicable underwriter or any other service provider with respect to the Certificates, such as the Trustee, the Master Servicer and the Special Servicer, if any, that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that this investment is appropriate for Plans generally or any particular Plan.


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



                     LEGAL INVESTMENT

  The related Prospectus Supplement will indicate whether the Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (the "Enhancement Act"). It is anticipated that the Offered Certificates generally will not constitute "mortgage related securities" for purposes of the Enhancement Act.

  All depository institutions considering an investment in the Certificates should review the Supervisory Policy Statement on Securities Activities dated January 28, 1992 (the "Policy Statement") of the Federal Financial Institutions Examination Council (to the extent adopted by their respective regulators), which in relevant part prohibits depository institutions from investing in certain "high-risk" mortgage securities, except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

  The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income-paying," and provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

  The appropriate characterization of the Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisers to determine whether, and to what extent, the Certificates will constitute legal investments for them.

                   PLAN OF DISTRIBUTION

  The Depositor may sell the Certificates offered hereby in Series either directly or through underwriters. The related Prospectus Supplement or Prospectus Supplements for each Series will describe the terms of the offering for that Series and will state the public offering or purchase price of each Class of Certificates of such Series, or the method by which such price is to be determined, and the net proceeds to the Depositor from such sale.

  If the sale of any Certificates is made pursuant to an underwriting agreement pursuant to which one or more underwriters agree to act in such capacity, such Certificates will be acquired by such underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone. The specific managing underwriter or underwriters, if any, with respect to the offer and sale of a particular Series of Certificates will be set forth on the cover of the Prospectus Supplement related to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement. The Prospectus Supplement will describe any discounts and commissions to be allowed or paid by the Depositor to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any Class of Certificates will generally be obligated to purchase all such Certificates if any are purchased. Pursuant to each such underwriting agreement, the Depositor will indemnify the related underwriters against certain civil liabilities, including liabilities under the 1933 Act.

  If any Certificates are offered other than through underwriters pursuant to such underwriting agreements, the related Prospectus Supplement or Prospectus Supplements will contain information regarding the terms of such offering and any agreements to be entered into in connection with such offering.

  Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the 1933 Act in connection with reoffers and sales by them of Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer and sale.

                       LEGAL MATTERS

  Certain legal matters relating to the Certificates offered hereby will be passed upon for the Depositor by Morrison & Hecker L.L.P., Kansas City, Missouri, and for the Underwriters as specified in the related Prospectus Supplement.


                   FINANCIAL INFORMATION

  A new Trust Fund will be formed with respect to each Series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                          RATING

  It is a condition to the issuance of any Class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest categories, by a Rating Agency.

  Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

  A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

             INDEX OF SIGNIFICANT DEFINITIONS

Definitions                                            Page


1933 Act..................................................2
1986 Act.................................................54
ADA......................................................48
Agreement.............................................6, 15
Bankruptcy Code......................................37, 40
Cash Flow Bond Method....................................63
CERCLA...............................................13, 42
Certificateholders.......................................16
Certificates...........................................1, 4
Classes...................................................1
Closing Date.............................................21
Code......................................................7
Code Plans...............................................65
Collection Account....................................5, 17
Commission................................................2
Compound Interest Certificates...........................51
Credit Enhancement....................................5, 31
Cut-off Date..........................................6, 16
Department...............................................66
Depositor.................................................1
Disqualified Organization................................59
Distribution Account..................................5, 17
Distribution Date.....................................6, 16
Enhancement Act..........................................68
ERISA.................................................7, 65
ERISA Plans..............................................65
Escrow Account...........................................25
Escrow Payments..........................................25
Event of Default.........................................29
Fannie Mae...............................................16
FHA......................................................23
FHLMC....................................................16
Final Regulations........................................51
Forfeiture Laws..........................................48
Form 8-K.................................................21
Garn-St Germain Act......................................44
GNMA.....................................................16
Hazardous Materials......................................43
HUD......................................................23
Installment Contracts.................................4, 20
Interest Weighted Certificate........................53, 63
IRS......................................................51
Master Servicer.......................................4, 24
Master Servicer Remittance Date..........................17
Mortgage..........................................4, 20, 34
Mortgage Loan.........................................4, 20
Mortgage Loan File.......................................22
Mortgage Loan Groups.....................................21
Mortgage Loan Schedule...................................22
Mortgage Loan Seller.....................................23
Mortgage Loans............................................1
Mortgage Pool..........................................1, 4
Mortgaged Property....................................4, 20

Mortgagee................................................34
Mortgagor................................................34
Multiple Variable Rate...................................53
NCUA.....................................................46
Negative Adjustment......................................63
Nonresidents.............................................65
Note.....................................................21
Offered Certificates......................................1
OID......................................................51
Pass-Through Certificates................................61
Pass-Through Rate.........................................2
Permitted Investments....................................18
Plans....................................................65
Policy Statement.........................................68
Prepayment Assumption....................................52
Property Protection Expenses.............................17
PTCE.....................................................67
Rating Agency.........................................7, 15
Ratio Strip Certificates.................................62
Registration Statement....................................2
Regular Certificates..................................7, 51
Regular Interests.....................................7, 49
Regulations..............................................66
Relief Act...............................................45
REMIC.....................................................1
REMIC Regulations........................................59
REO Account..............................................17
Reserve Account..........................................15
Reserve Fund.............................................32
Residual Certificate.....................................57
Residual Certificates.....................................7
Residual Interests....................................7, 49
S&P......................................................18
Senior Certificates......................................31
Series....................................................1
Servicing Fee........................................27, 61
Simple Interest Loans....................................20
Single Variable Rate.....................................51
Special Servicer..........................................4
Special Servicing Fee....................................27
Specially Serviced Mortgage Loans........................24
Startup Day..........................................49, 57
Stripped Certificates....................................61
Subordinate Certificates.................................31
Tiered REMICs............................................50
TIN......................................................64
Title V..................................................46
Title VIII...............................................46
Trust Fund............................................1, 15
Trustee...............................................4, 20
UCC......................................................35
Underwriter's Exemption..................................67
Voting Rights............................................14

     No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Depositor or the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the affairs of the Depositor since such date.


                     TABLE OF CONTENTS
                   PROSPECTUS SUPPLEMENT
                                                       Page


Available Information ..................................S-4
Executive Summary ......................................S-5
Summary of Terms ......................................S-13
Risk Factors ..........................................S-24
Description of the Mortgage Pool ......................S-37
The Mortgage Loan Seller...............................S-60
The Master Servicer ...................................S-60
The Special Servicer ..................................S-61
Description of the Certificates .......................S-61
Yield Considerations...................................S-74
The Pooling and Servicing Agreement ...................S-82
Material Federal Income Tax Consequences ..............S-97
ERISA Considerations ..................................S-99
Legal Investment .....................................S-103
Plan of Distribution .................................S-103
Use of Proceeds...................................... S-104
Legal Matters ........................................S-104
Ratings ..............................................S-104
Index of Significant Definitions .....................S-105



         PROSPECTUS

Prospectus Supplement...................................  2
Additional Information..................................  2
Incorporation Of Certain Information By Reference.......  2
Reports.................................................  3
Summary Of Prospectus...................................  4
Risk Factors............................................  8
The Depositor........................................... 14
Use Of Proceeds......................................... 15
Description Of The Certificates......................... 15
The Mortgage Pools...................................... 20
Servicing Of The Mortgage Loans......................... 24
Credit Enhancement...................................... 31
Certain Legal Aspects Of The Mortgage Loans............. 34
Material Federal Income Tax Consequences................ 48
State Tax Considerations................................ 65
ERISA Considerations.................................... 65
Legal Investment........................................ 68
Plan Of Distribution.................................... 68
Legal Matters........................................... 69
Financial Information................................... 69
Rating.................................................. 69
Index Of Significant Definitions........................ 70




               $_____________ (Approximate)





              Midland Realty Acceptance Corp.
                         Depositor



                    Midland Commercial
                      Financing Corp.
                   Mortgage Loan Seller



                Midland Loan Services, L.P.
                         Servicer


          Class __, Class __, Class __, Class __


                    Commercial Mortgage
                 Pass-Through Certificates
                      Series 1996-C1











                 -------------------------


                   PROSPECTUS SUPPLEMENT

                 -------------------------







            Prudential Securities Incorporated




                      ________, 1996

                          PART II

          INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14. Other Expenses of Issuance and Distribution*

         The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the SEC registration and filing fees, are estimated:

     SEC Registration Fee........................$86,207.00
     NASD Filing Fee.................................   N/A
     Legal Fees and Expenses....................$260,000.00
     Accounting Fees and Expenses...............$ 70,000.00
     Trustee's Fees and Expenses (including counsel fees)$ 60,000.00 Blue Sky Qualification Fees and Expenses...$ 15,000.00
     Printing and Engraving Fees................$ 60,000.00
     Rating Agency Fees.........................$650,000.00
     Miscellaneous.............................$ 100,000.00

     Total....................................$1,301,207.00

     *All amounts except the SEC Registration Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a series of Certificates in an aggregate principal amount assumed for these purposes to be one-third of the $750,000,000 of Certificates registered hereby. Accordingly, one-third of the SEC Registration Fee paid upon the filing of this Registration Statement is included in the table above.


Item 15. Indemnification of Directors and Officers

         Section 355 of the General and Business Corporation Law of Missouri empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses, costs and fees (including attorney's fees), judgements, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 355 provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith.

     Section 355 of the General and Business Corporation Law of Missouri further provides that a corporation may give any further indemnity, in addition to the indemnity set forth above to any person who is or was a director, officer, employee or agent, or to any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the articles of incorporation of the corporation or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the corporation which has been adopted by a vote of the shareholders of the corporation, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The Articles of Incorporation of the Registrant contain a provision requiring the Registrant to indemnify each such person to the extent his or her conduct is not adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

         Reference  is  made to the  form of  Underwriting  Agreement  filed  as
Exhibit 1.1 hereto for provisions relating to the indemnification of directors, officers and controlling persons against certain liabilities including liabilities under the Securities Act of 1933, as amended. Pursuant to the Underwriting Agreement, the Underwriter will indemnify and hold harmless the Registrant and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Act of 1934, as amended, against any and all losses, claims, damages or liabilities, joint or several, to which they may become liable under the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus or prospectus supplement or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, but only with reference to written information furnished to the Registrant by or on behalf of the Underwriter (including in electronic media) specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity.

         Midland Loan Services, L.P. ("Midland") and Prudential Securities Incorporated have entered into a Securitization Agreement which governs the disposition of certain mortgage loans originated by Midland or for which an affiliate of Prudential has provided warehouse financing to acquire such mortgage loans (the "mortgage loans"). Pursuant to the Securitization Agreement, Prudential has generally agreed to indemnify and hold harmless the Registrant and each person, if any, who controls the Registrant within the meaning of
Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Act of 1934, as amended, against any and all losses, claims, damages or liabilities, joint or several, to which they may become liable under the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, or other federal or state law or regulation, at common law or otherwise, on the ground that any information furnished by Prudential or any affiliate thereof in writing specifically for use in connection with the preparation of the documents provided to potential investors in connection with any disposition of the mortgage loans contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         Unless otherwise specified, the Agreement relating to each Series will provide that neither the Registrant nor any partner, director, officer, employee or agent of the Registrant will be liable to the Trust Fund or the
Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement, or for errors in judgment, provided, however, that neither the Registrant nor any such person will be protected against liability for a breach of its representations and warranties under the Agreement or that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder. The Agreement relating to each Series will further provide that the Registrant and any director, officer, employee or agent of the Registrant will be entitled to indemnification by the Trust Fund for any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than loss, liability or expense (i) incurred by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of duties thereunder or by reason of reckless disregard of its respective obligations and duties thereunder or (ii) imposed by any taxing authority which loss, liability or expense is not specifically reimbursable pursuant to the terms of the Agreement or which results from a breach (other than a breach with respect to which the Master Servicer or Special Servicer, as applicable, would have no liability under the standard set forth in the first sentence of this paragraph) by the Master Servicer, the Special Servicer or its agents of its respective obligations under the Agreement.


Item 16. Exhibits and Financial Statements


(a) Exhibit


   1.1**     Form of Underwriting Agreement.

   4.1*      Form of Pooling and Servicing Agreement.

   5.1*      Opinion of Morrison & Hecker L.L.P. as to legality
             (including consent of such firm).

   8.1* Opinion of Morrison & Hecker L.L.P. as to certain tax matters (including consent of such firm).

   23.1*     Consent of Morrison & Hecker L.L.P. (included in
             Exhibits 5.1 and 8.1).

   24.1*     Power of Attorney (included at page II-5).

- ------------------
*    Previously filed.
**   Filed herewith.




(b)  Financial Statements

     All financial statements, schedules and historical financial information have been omitted as they are not applicable.

Item 17. Undertakings

         A.   Undertaking pursuant to rule 415.

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i)  To include any prospectus required by
              Section 10(a)(3) of the Securities Act of
              1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933 each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B.   Undertaking Concerning Filings Incorporating
              Subsequent Exchange Act Documents by
              Reference.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C.   Undertaking in Respect of Indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (including that the security rating requirement will be met by the time of sale of any securities registered hereunder) and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 19th day of July, 1996.

                       MIDLAND REALTY ACCEPTANCE CORP.



                       By:   /s/ Leon E. Bergman
                           Leon E. Bergman, Executive Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Position               Date

/s/ Alan L. Atterbury*                                   July 19, 1996
- ---------------------
Alan L. Atterbury          Director and President
                           (Principal Executive Officer)

/s/ Leon E. Bergman                                      July 19, 1996
- -------------------
Leon E. Bergman            Chief Financial Officer
                           (Principal Financial and
                           Accounting Officer)

/s/ Clarence A. Krantz*                                  July 19, 1996
- ----------------------
Clarence A. Krantz         Director


/s/ William V. Morgan*                                   July 19, 1996
- ---------------------
William V. Morgan          Director


*By:/s/ Leon E.                                          July 19, 1996
Bergman
Leon E. Bergman,
Attorney in Fact